UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05084

Mutual of America Investment Corporation

(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y. 10022

(Address of principal executive offices) (Zip code)

James J. Roth

Chairman of the Board, President and Chief Executive Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code:

(212) 224-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders follows:

DECEMBER 31, 2017

Annual Reports of Investment Options Offered by Mutual of America Life Insurance Company

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

320 PARK AVENUE

NEW YORK NY 10022-6839

February 2018

As a valued variable annuity owner, variable life insurance policyholder or participant in a group variable annuity, we are pleased to provide you with the annual fund reports for the investment options you have selected. Included in this booklet are the annual reports of the Mutual of America Investment Corporation Funds. If you have also selected other investments options, you will receive annual reports for those funds in a separate booklet or booklets. The reports provide an update on each portfolio’s performance as of December 31, 2017. Please note that portfolio performance does not take into account the fees charged by the annuity contract or life insurance policy. When viewed net of these contract fees, your performance will be lower. As always, past performance cannot predict or guarantee future returns.

Mutual of America has specialized in providing retirement products and related services to organizations and their employees, as well as individuals, for more than 70 years. As a mutual company, we do not have stockholders and are not publicly traded. We operate solely for the benefit of our customers, managing the Company for their long-term interest, rather than for the short-term demands of stockholders. Today, as in the past, Mutual of America remains financially strong and is rated among the strongest companies in the life insurance industry by the major independent rating agencies.*

Since 1945, Mutual of America has remained committed to offering plan sponsors, plan participants and individuals carefully selected, quality products and services at a competitive price and the personal attention they need to help build and preserve assets for a financially secure future. Integrity, prudence, and reliability are the values that have guided us since our inception and that continue to serve us well.

We hope you will find the enclosed information helpful. We appreciate and value your business and look forward to serving you in the future. If you have any questions, please call your local Mutual of America Regional Office or 1-800-468-3785.

Sincerely,

Mutual of America Life Insurance Company

*	While these ratings do not apply to the safety or investment performance of the Separate Account investment funds available under Mutual of America’s products, they do reflect the Company’s ability to fulfill its General Account obligations, which include its obligations under the Interest Accumulation Account, annuity purchase rate guarantees and annuity benefit payouts, as well as life insurance and disability income payments. Third party ratings are subject to change.

DECEMBER 31, 2017

Annual Reports of Mutual of America Investment Corporation

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present the Mutual of America Investment Corporation (the “Investment Company”) Annual Report. This Report includes important information regarding the performance and financial position of the Investment Company’s funds for the year ended December 31, 2017.

The year 2017 was one for the U.S. stock market record books. According to The Wall Street Journal, The Dow Jones Industrial Average made 71 record-high closings, the most since the tech frenzy of the late 1990s. The S&P 500® Index (S&P 500) and NASDAQ also stood near record highs at year end. One of the more interesting statistics is that 2017 was the first time in which the S&P 500 posted positive total returns for every month of the year, part of a string of 14 consecutive months of increases. Also during 2017 there were no days in which the S&P 500 finished with a 2% or greater move, and very few with even a 1% move. In fact, the best performance day was a 1.38% advance. Such outcomes were not anticipated by any economists or strategists.

Globally, the same held true for most markets. All developed markets posted positive results, with all but two in double digits. In the U.S., the S&P 500 Index advanced more than 20% on a total return basis. The Japan Nikkei Index advanced about 20%. European markets generally finished up in the high single-digits to mid-teens in percentage terms. In U.S. dollar terms, foreign results were even better, given the weaker dollar versus last year. At the same time, most emerging markets also posted strong gains.

The sources of these spectacular results are threefold, in our opinion. First, 2017 was a year of truly synchronized global economic growth. Second, global monetary policy remained accommodative because, despite the scaling back of quantitative easing by the U.S. Federal Reserve, Europe and Japan continued to pump money into the global financial system. And third, markets were buoyed by high expectations for aggressive fiscal policy initiatives by the Trump administration, including tax cuts and infrastructure spending.

With regard to the global economy, we have previously commented on the steady acceleration in economic statistics during 2017. The U.S. produced two back-to-back quarters of 3.0%-plus Gross Domestic Product growth and while the fourth quarter result was slightly lower at 2.6%, the underlying fundamentals were strong and support the premise of continued economic growth. Both the ISM Manufacturing and ISM Non-Manufacturing surveys of purchasing managers stand near cycle and historical highs. The most important underlying components of these surveys — namely, orders, prices and deliveries — were among the strongest. Retail sales at the end of the year registered a 6% year-over-year run-rate following six straight monthly advances. Beyond the U.S., in an ascending trend, Japan posted seven positive GDP quarters in a row, while Europe has slowly expanded over the past three years and is currently growing at a rate approaching 2.0%. China, while expected to slow over the long term, continued to grow at a mid-to-high 6% range over the past few years. Combined on a weighted basis, global growth showed modest but consistent improvement for the past couple of years, as indicated by optimistic forecasts by such organizations as the International Monetary Fund.

All major global monetary authorities are at various stages in their quantitative easing cycles. The U.S. stopped buying new bonds two years ago, then began to gradually raise the Federal Funds rate. More recently, it allowed its balance sheet to begin slowly shrinking by not reinvesting the proceeds of maturing bonds. The Bank of England has pursued a parallel course. The European Central Bank began its withdrawal from quantitative easing by beginning to let its maturing bonds roll off without reinvestment, but at a very gradual pace. Given recent good news on the economy, it is expected to begin to raise interest rates sometime in 2018. The Bank of Japan will probably maintain its bond buying program until it becomes more confident in the sustainability of modest inflation. Plenty of liquidity remains in the global financial system and if economic conditions begin to deteriorate, central banks should be able to reinitiate some form of rate reduction/quantitative easing program. Of course, there are skeptics who fear that central banks will tighten monetary conditions too quickly and curtail expansion prematurely. The strength of the global economy and the deliberately slow pace at which the banks are moving suggests that won’t happen anytime soon. The major concern is how current policy may have to be modified to respond to the economic effects of the recently passed Tax Cuts and Job Act bill in the U.S.

There is no doubt that the bill will add fuel to the economic expansion. Analysts have already penciled in an additional $10 to $18 in S&P 500 earnings per share over the next two years. It appears that most Americans will see at least a modest increase in their paychecks. A number of corporations have already announced across-the-board wage increases and special bonuses. In addition, one key expectation is that corporations will use some of the proceeds from the tax cut and repatriation of foreign earnings to expand capital spending, which has been a missing component in this expansion. These expectations are backed up by surveys of corporate leaders. Unlike share buybacks, dividends or acquisitions, which are financial transactions whose proceeds tend to feed back into financial assets, capital spending injects money and liquidity into the real economy where it has a multiplier effect. As an example, when Company A buys a machine from Company B and produces goods more efficiently and cheaply, it permits wage increases and/or lower consumer prices. In the meantime, Company B must hire workers to fulfill new demand, thus raising incomes which in turn are used by workers to buy food, furniture, or cars.

There are skeptics who raise the question of why companies would ramp up capital spending now when there has been more than enough cash to do so during most of this expansion. Instead, most cash went toward share repurchases, dividends and acquisitions, generally non-productive uses of capital except for the latter — if they work. Companies invest in projects if they determine that the returns on capital invested exceed the costs of that capital. Given the historically low interest rates that have prevailed over the past 10 years, the cost of debt capital has been extremely low, and therefore one would think there would be many viable investment alternatives for corporations to pursue. But corporations often took on debt for share repurchases instead, suggesting that such reduction in share count and thus higher earnings per share and returns on book value were deemed higher (and less risky) than capital projects. The question now is whether the tax law changes the calculus to incentivize capital spending as opposed to directly or indirectly returning capital to shareholders. Of course, the answer will be case specific, but the combination of reducing the amount of interest expense that can be used for tax purposes, the five-year provision allowing full expensing of capital purchases, and the lower taxes on profits derived from such capital projects, would seem to provide plenty of motivation for at least some corporations to change their capital allocation policies.

Increasing economic growth drives corporate sales and earnings, which in turn drive stock prices. Rising earnings drive rising earnings expectations, both in terms of magnitude and sustainability. These two components of expectations are important because they help to explain the relative contributions of actual earnings and the price/earnings (P/E) ratio to stock price changes. If earnings expectations rise and are then realized or exceeded, stock prices should advance by the same amount assuming the P/E multiple does not change. But P/E multiples do change and account for a wide range of differences between how much earnings affect relative stock price changes. P/E ratios depend on how much future growth markets are willing to discount into current stock prices. The more confidence investors have in the sustainability of earnings growth the more they are willing to pay per dollar of earnings (i.e., the P/E ratio). Conversely, if earnings growth is viewed as the result of a one-time event, such as a change in tax law, the P/E ratio is not likely to rise much, if at all. And if the markets begin to suspect that earnings are about to roll over and decline, the P/E ratio and, thus, stock prices will fall faster than actual earnings decline.

This admittedly arcane discussion of valuation is important to understanding what we believe is going on in the market today. The most strident complaint is that the markets are too expensive because the P/E ratio, even based on tax-cut adjusted corporate earnings, is currently 18.5 times versus a long-term historical average of 15.0 times. Based on the reasoning above, it would seem that the step-up in earnings from the recently passed tax cut has been fully taken into account by the markets. However, we believe the price per dollar of those earnings (P/E ratio) is not excessive for several reasons. First, the historical average is just that, an average over time that encompasses both up and down markets. Given the strengthening global economy and increase in sales and earnings over the past couple of years, it does not seem outlandish to pay more than average for those kinds of results. Furthermore, the current strength seems to have momentum that could persist, especially with the assist of large tax cuts for corporations and increased paychecks for most consumers.

The point is that investors are discounting the incremental growth effects expected to come from a pick-up in corporate capital spending due to the tax cut bill. More growth, higher earnings, and higher stock prices for longer periods of time are why we don’t believe stock valuations are too elevated and why we believe the current bull market rally has longer to run.

The total return performance (net of investment management and other operating expenses) for each of the Investment Company Funds is reflected below:

Total Returns — Year Ended December 31, 2017

Equity Index Fund	+21.65%
All America Fund	+19.41%
Small Cap Value Fund	+ 8.29%
Small Cap Growth Fund	+23.82%
Mid Cap Value Fund	+14.92%
Mid-Cap Equity Index Fund	+16.05%
International Fund	+24.47%
Composite Fund	+13.37%
Retirement Income Fund	+ 7.35%
2010 Retirement Fund	+ 9.06%

Total Returns — Year Ended December 31, 2017

2015 Retirement Fund	+10.64%
2020 Retirement Fund	+12.52%
2025 Retirement Fund	+14.44%
2030 Retirement Fund	+16.01%
2035 Retirement Fund	+17.15%
2040 Retirement Fund	+17.40%
2045 Retirement Fund	+17.62%
2050 Retirement Fund	+17.86%
2055 Retirement Fund	+17.99%
Conservative Allocation Fund	+ 8.92%
Moderate Allocation Fund	+13.72%
Aggressive Allocation Fund	+16.64%
Money Market Fund	+ 0.70%
Mid-Term Bond Fund	+ 2.32%
Bond Fund	+ 3.62%

The above performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

The pages that immediately follow include brief discussions of each Fund’s performance for the year ended December 31, 2017, compared with its relevant index. Also presented are graphs and tables for each Fund (except for the Money Market Fund) which illustrates each Fund’s respective:

●	Historical total return achieved over specific periods, expressed as an average annual rate and as a cumulative rate;

●	Value in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

●	Historical performance compared to an appropriate index.

Following the discussions are the graphical representations of the asset allocations of each Fund and an illustration of each Fund’s operating expenses. The summarized portfolios of each Fund and financial statements are presented in the pages that follow.

Thank you for your continued investment in our Funds.

Sincerely,

James J. Roth

Chairman of the Board, President

and Chief Executive Officer

Mutual of America Investment Corporation

The views expressed in this Annual Report are subject to change at any time based on market and other conditions and should not be construed as a recommendation. This Report contains forward looking statements which speak only as of the date they were made and involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed herein. Readers are cautioned not to place undue reliance on our forward-looking statements, as we assume no obligation to update these forward-looking statements. Readers assume any and all responsibility for any investment decision made as a result of the views expressed herein.

Standard & Poor’s®, S&P® and S&P 500® are trademarks of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc.

EQUITY INDEX FUND

The Equity Index Fund’s objective is to replicate the performance of the S&P 500® Index (S&P 500), which consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. The S&P 500 is a market-weighted index of 500 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock’s weight in the index proportionate to its market value. The weightings make each company’s influence on the S&P 500’s performance directly proportional to that company’s market value.

The Equity Index Fund’s performance for the year ended December 31, 2017, was 21.81% before expenses and 21.65% after expenses, just below the benchmark return of 21.83%. Note that the Equity Index Fund’s performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Equity Index Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,164	21.65%	21.65%
5 Years	$20,630	106.30%	15.58%
10 Years	$22,177	121.77%	8.29%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the S&P 500® Index (S&P 500). The All America Fund has been approximately 60% passively invested in the 500 stocks that comprise the S&P 500, with the remaining 40% actively managed, comprised of 20% large capitalization stocks and 20% small cap stocks. Beginning July 1, 2016, the actively managed portfolio shifted to mid-cap stocks from large cap stocks, thus providing exposure to all levels of market capitalization among domestic stocks.

For the year ended December 31, 2017, the S&P 500 of large capitalization stocks increased by 21.83% on a total return basis, while the Russell® Midcap Core Index was up 18.52% and the Russell Midcap® Value Index was up 13.34%. The Russell 2000® Growth Index advanced 22.17% and the Russell 2000® Value Index was up 7.84%.

The All America Fund’s return for the year ended December 31, 2017, before expenses was 20.02% and 19.41% after expenses versus the benchmark return of 21.83% The underperformance of the Fund versus the S&P 500 during the year was due to the underperformance of the mid and small capitalization segments of the fund as compared to the large capitalization benchmark.

GROWTH OF A $10,000 INVESTMENT

All America Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,942	19.41%	19.41%
5 Years	$19,544	95.44%	14.33%
10 Years	$21,401	114.01%	7.90%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP VALUE FUND

The investment objective of the Small Cap Value Fund is capital appreciation. The Small Cap Value Fund generally invests in companies that are below $3 billion in market capitalization and have lower price-to-book characteristics than the overall market.

For the year ended December 31, 2017, the Small Cap Value Fund returned 9.16% before expenses and 8.29% after expenses versus a 7.84% return for the Russell 2000® Value Index. Within the benchmark, the best performing sectors were Health Care and Industrials while the worst performing sectors were Retail and Energy.

Stock selection was the primary driver of positive performance versus the benchmark. Sectors contributing to Fund performance included Technology and Basic Materials, while sectors detracting from Fund performance included Consumer Cyclicals and Industrials.

GROWTH OF A $10,000 INVESTMENT

Small Cap Value Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,830	8.29%	8.29%
5 Years	$17,086	70.86%	11.30%
10 Years	$22,952	129.52%	8.65%

Russell 2000 Value Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,784	7.84%	7.84%
5 Years	$18,429	84.29%	13.01%
10 Years	$21,938	119.38%	8.17%

The line representing the performance return of the Small Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

SMALL CAP GROWTH FUND

The investment objective of the Small Cap Growth Fund is capital appreciation. The Small Cap Growth Fund invests in growth stocks within the small capitalization marketplace. The Fund returned 24.81% before expenses and 23.82% after expenses during the year ended December 31, 2017. The Fund’s benchmark, the Russell 2000® Growth Index, returned 22.17% for the year.

The growth style showed attractive returns in the large, mid and small cap asset classes for the year 2017, outperforming the value style. Telecommunication Services and Health Care were the sectors with the top absolute returns in the Russell 2000® Growth Index. Both Energy and REITs had the lowest absolute returns in the Russell 2000® Growth Index for the 12-month period.

The Fund’s best outperformance came from the Information Technology, Industrials and Materials sectors which contributed meaningfully to our overall return. Consumer Staples and Financials underperformed the Russell 2000® Growth Index for the calendar year 2017.

Our underperformance in the Consumer Staples and Financials sectors was not enough to offset our strong performance in the Technology, Industrials and Materials sectors which provided investors with an attractive absolute and relative return of over 20%.

Our outperformance was driven by stock selection not sector allocation.

We expect macro events will continue to play an outsized role in the financial markets with reactions from investors happening in increasingly short periods of time.

GROWTH OF A $10,000 INVESTMENT

Small Cap Growth Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,383	23.82%	23.82%
5 Years	$19,502	95.02%	14.28%
10 Years	$22,476	124.76%	8.42%

Russell 2000 Growth Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,217	22.17%	22.17%
5 Years	$20,295	102.95%	15.21%
10 Years	$24,089	140.89%	9.19%

The line representing the performance return of the Small Cap Growth Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID CAP VALUE FUND

The investment objective of the Mid Cap Value Fund is to outperform the Russell Midcap® Value Index. The Mid Cap Value Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price-to-book characteristics.

For the year ended December 31, 2017, the Mid Cap Value Fund returned 15.66% before expenses and 14.92% after expenses versus a 13.34% return for the Russell Midcap® Value Index. Within the benchmark, the best performing sectors were Basic Materials and Industrials while the worst performing sectors were Energy and REITs.

Stock selection was the primary driver of positive performance versus the benchmark. Sectors contributing to Mid Cap Value Fund performance included Health Care and Industrials, while sectors detracting from Fund performance included Energy and REITs.

GROWTH OF A $10,000 INVESTMENT

Mid Cap Value Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,491	14.92%	14.92%
5 Years	$18,767	87.67%	13.41%
10 Years	$20,458	104.58%	7.41%

Russell Mid Cap Value Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,334	13.34%	13.34%
5 Years	$19,832	98.32%	14.68%
10 Years	$23,890	138.90%	9.10%

The line representing the performance return of the Mid Cap Value Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MID-CAP EQUITY INDEX FUND

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P MidCap 400® Index (S&P MidCap 400). The S&P MidCap 400 is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company’s influence on the S&P MidCap 400’s performance directly proportional to that company’s market value. The companies included in the S&P MidCap 400 tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The Mid-Cap Equity Index Fund’s performance for the year ended December 31, 2017, was 16.21% before expenses and 16.05% after expenses, finishing below the 16.24% return of the S&P MidCap 400. Note that the performance of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

GROWTH OF A $10,000 INVESTMENT

Mid-Cap Equity Index Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,604	16.05%	16.05%
5 Years	$19,939	99.39%	14.80%
10 Years	$25,307	153.07%	9.72%

S & P MidCap 400 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,624	16.24%	16.24%
5 Years	$20,118	101.18%	15.01%
10 Years	$25,856	158.56%	9.97%

The line representing the performance return of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

INTERNATIONAL FUND

The International Fund seeks capital appreciation by investing, directly or indirectly, mainly in exchange traded funds that invest in stocks of large and mid-cap companies in developed market countries located outside of the United States and Canada that are reflected or contained in the Morgan Stanley Capital International, Inc. Europe, Australasia and Far East® Index (MSCI EAFE® Index). Currently the International Fund is invested mainly in exchange traded funds that reflect, replicate or follow the country weightings of the MSCI EAFE® Index. The Fund also has invested a small percentage of assets in exchange traded funds that provide exposure to emerging markets and to companies with small market capitalizations in developed market countries.

For the year ended December 31, 2017, the International Fund returned 24.62% before expenses and 24.47% after expenses, finishing below the 25.03% return of the benchmark. The fund’s benchmark closes earlier in the day than the actual market for the fund’s investments. This time lag can result in both positive and negative performance differences.

GROWTH OF A $10,000 INVESTMENT

International Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,446	24.47%	24.47%
5 Years	$14,301	43.01%	7.42%
10 Years	$12,016	20.16%	1.85%

MSCI EAFE Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,503	25.03%	25.03%
5 Years	$14,625	46.25%	7.90%
10 Years	$12,119	21.19%	1.94%

The line representing the performance return of the International Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

COMPOSITE FUND

The Composite Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.

The primary investment objective of the fixed income portion of the fund is to provide a high level of current income, consistent with capital preservation, while minimizing volatility. It does this by investing primarily in investment grade publicly traded debt securities. The securities held include corporate, U.S. agency and mortgage-backed bonds, all of which normally yield more than U.S. Treasury issues.

For the year ended December 31, 2017, the fixed income portion of the Fund had a total return of 3.56% before expenses. This compares favorably to the Bloomberg Barclays Aggregate Bond Index (the Aggregate), which returned 3.54%. The fixed income portion of the Fund focused on income and capital preservation.

All asset classes represented in the Aggregate delivered positive results during the period. Investment grade corporate bonds had the strongest showing, 6.42%, while asset-backed securities had the weakest, 1.55%. Longer dated bonds, those set to mature in more than ten years, returned 10.47% and those with one to three years to maturity offered 0.86%.

The Federal Reserve (Fed) governors continue to withdraw some of the extraordinary measures put in place following the financial crisis in 2008. To that end, they raised the Fed Funds target range three times in 2017, in March, June and again in December, to 1.25%-1.50%. Further increases are expected in 2018.

The interest rate curve flattened as yields on short-dated U.S. Treasuries rose while those of long-dated U.S. Treasuries fell. Two-year U.S. Treasury Notes yielded 1.19% at the end of the 4th quarter of 2016 and 1.88% on December 31, 2017. Ten year yields fell 3 basis points or 0.03% to 2.41% during the year. This is not an uncommon effect during a Fed tightening cycle. The front end of the yield curve, generally considered to be up to five years in maturity, is more affected by Fed policy. As the Fed raises rates, short term rates move with them. The longer end of the yield curve, maturities of seven to thirty years, is driven more by inflation expectations. As Fed tightenings in theory slow the economy, inflation is presumed to fall and tends to pull longer term rates down.

High-grade corporate bond spreads tightened from 127 basis points at the end of 2016 to 96 basis points on December 29, 2017. This represents close to the lowest level in ten years and helped corporate bonds deliver the best return of the benchmark components for the second year in a row. Utilities aided by their exposure to the long end of the Treasury curve had the best overall return. Metals and mining, spurred by worldwide economic growth, repeated as the best performing individual sector with a double digit return.

The primary objective of the equity portion of the Composite Fund is to provide exposure to a diversified portfolio of primarily large capitalization, domestic equity securities that have the potential to outperform their peer group over the medium to long term. The portfolio has a focus on dividend income, and aims to continually earn a dividend yield that is higher than that of its benchmark without taking significant over or under weights in any sector.

For the year ended December 31, 2017, the equity portion of the Fund had a total return of 21.52% (before expenses), underperforming the S&P 500® Index (S&P 500) which gained 21.83%. The slight underperformance of the Fund was due to the fact that the income-oriented equities that are a focus of the fund’s strategy were not in favor during the year.

The Fund’s aggregate performance for the year ended December 31, 2017, was 13.94% before expenses and 13.37% after expenses, versus a 14.26% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Composite Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,337	13.37%	13.37%
5 Years	$15,657	56.57%	9.38%
10 Years	$18,318	83.18%	6.24%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
10 Years	$14,810	48.10%	4.01%

Citigroup 3 - Month T-Bill Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,084	0.84%	0.84%
5 Years	$10,122	1.22%	0.24%
10 Years	$10,350	3.50%	0.34%

The line representing the performance return of the Composite Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return lines of the Indices do not. Past performance is not indicative of future results.

RETIREMENT INCOME FUND

The objective of the Retirement Income Fund is current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Retirement Income Fund invests primarily in the fixed-income funds of the Investment Company and also invests in two equity funds of the Investment Company. The Fund’s current target allocation is approximately 75% of net assets in fixed-income funds (approximately 30% in the Bond, 35% in the Mid-Term Bond Funds and 10% in the Money Market Fund) and approximately 25% of net assets in equity funds (20% in the Equity Index Fund and 5% in the Mid-Cap Equity Index Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2017).

Performance for the Retirement Income Fund is compared to the Bloomberg Barclays Aggregate Bond Index (65% weighting), the Citigroup 3-Month Treasury Bill Index (10% weighting) and the S&P 500® Index (25% weighting). For the year ended December 31, 2017, the Fund returned 7.41% before expenses and 7.35% after expenses, versus a 7.64% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Retirement Income Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,732	7.35%	7.35%
5 Years	$13,098	30.98%	5.55%
10 Years	$16,846	68.46%	5.35%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
10 Years	$14,810	48.10%	4.01%

Citigroup 3 - Month T-Bill Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,084	0.84%	0.84%
5 Years	$10,122	1.22%	0.24%
10 Years	$10,350	3.50%	0.34%

The line representing the performance return of the Retirement Income Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2010 RETIREMENT FUND

The objective of the 2010 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2010. The 2010 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 68% of net assets in fixed-income funds (approximately 27% in the Bond Fund, 35% in the Mid-Term Bond Fund and 6% in the Money Market Fund) and approximately 32% of net assets in equity funds (22% in the Equity Index Fund, 7% in the Mid-Cap Equity Index Fund and 3% in the International Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2017).

Performance for the 2010 Retirement Fund is compared to the Bloomberg Barclays Aggregate Bond Index (62% weighting), the Citigroup 3-Month Treasury Bill Index (6% weighting) and the S&P 500® Index (32% weighting). For the year ended December 31, 2017, the Fund returned 9.07% before expenses and 9.06% after expenses, versus a 9.00% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2010 Retirement Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,905	9.06%	9.06%
5 Years	$13,982	39.82%	6.94%
10 Years	$17,416	74.16%	5.70%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
10 Years	$14,810	48.10%	4.01%

Citigroup 3 - Month T-Bill Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,084	0.84%	0.84%
5 Years	$10,122	1.22%	0.24%
10 Years	$10,350	3.50%	0.34%

The line representing the performance return of the 2010 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2015 RETIREMENT FUND

The objective of the 2015 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a retirement in 2015. The 2015 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 59% of net assets in fixed-income funds (26% in the Bond Fund, 30% in the Mid-Term Bond Fund and 3% in the Money Market Fund) and approximately 41% of net assets in equity funds (approximately 26% in the Equity Index Fund, 8% in the Mid-Cap Equity Index Fund, 5% in the International Fund and 1% each in the Small Cap Growth and Small Cap Value Funds) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2017).

Performance for the 2015 Retirement Fund is compared to the Bloomberg Barclays Aggregate Bond Index (56% weighting), the Citigroup 3-Month Treasury Bill Index (3% weighting) and the S&P 500® Index (41% weighting). For the year ended December 31, 2017, the Fund returned 10.72% before expenses and 10.64% after expenses, versus a 10.70% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2015 Retirement Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,063	10.64%	10.64%
5 Years	$14,693	46.93%	8.01%
10 Years	$17,848	78.48%	5.96%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
10 Years	$14,810	48.10%	4.01%

Citigroup 3 - Month T-Bill Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,084	0.84%	0.84%
5 Years	$10,122	1.22%	0.24%
10 Years	$10,350	3.50%	0.34%

The line representing the performance return of the 2015 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results

2020 RETIREMENT FUND

The objective of the 2020 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2020. The 2020 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 51% of net assets in equity funds (approximately 29% in the Equity Index Fund, 10% in the Mid-Cap Equity Index Fund, 8% in the International Fund and 2% each in the Small Cap Growth and Small Cap Value Funds) and approximately 49% of net assets in fixed-income funds (26% in the Bond Fund and 23% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2017).

Performance for the 2020 Retirement Fund is compared to the S&P 500® Index (51% weighting) and the Bloomberg Barclays Aggregate Bond Index (49% weighting). For the year ended December 31, 2017, the Fund returned 12.60% before expenses and 12.52% after expenses, versus a 12.61% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2020 Retirement Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,250	12.52%	12.52%
5 Years	$15,456	54.56%	9.10%
10 Years	$18,501	85.01%	6.34%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
10 Years	$14,810	48.10%	4.01%

The line representing the performance return of the 2020 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2025 RETIREMENT FUND

The objective of the 2025 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2025. The 2025 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 62% of net assets in equity funds (approximately 32% in the Equity Index Fund, 12% in the Mid-Cap Equity Index Fund, 10% in the International Fund and 4% each in the Small Cap Growth and Small Cap Value Funds) and approximately 38% of net assets in fixed-income funds (25% in the Bond Fund and 13% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2017).

Performance for the 2025 Retirement Fund is compared to the S&P 500® Index (62% weighting) and the Bloomberg Barclays Aggregate Bond Index (38% weighting). For the year ended December 31, 2017, the Fund returned 14.52% before expenses and 14.44% after expenses, versus a 14.63% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2025 Retirement Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,442	14.44%	14.44%
5 Years	$16,420	64.20%	10.43%
10 Years	$19,366	93.66%	6.83%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
10 Years	$14,810	48.10%	4.01%

The line representing the performance return of the 2025 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2030 RETIREMENT FUND

The objective of the 2030 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2030. The 2030 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 73% of net assets in equity funds (approximately 34% in the Equity Index Fund, 17% in the Mid-Cap Equity Index Fund, 12% in the International Fund and 5% each in the Small Cap Growth and Small Cap Value Funds) and approximately 27% of net assets in fixed-income funds (22% in the Bond Fund and 5% in the Mid-Term Bond Fund) (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2017).

Performance for the 2030 Retirement Fund is compared to the S&P 500® Index (73% weighting) and the Bloomberg Barclays Aggregate Bond Index (27% weighting). For the year ended December 31, 2017, the Fund returned 16.09% before expenses and 16.01% after expenses, versus 16.68% a return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2030 Retirement Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,600	16.01%	16.01%
5 Years	$17,191	71.91%	11.45%
10 Years	$20,238	102.38%	7.30%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
10 Years	$14,810	48.10%	4.01%

The line representing the performance return of the 2030 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2035 RETIREMENT FUND

The objective of the 2035 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2035. The 2035 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 82% of net assets in equity funds (approximately 36% in the Equity Index Fund, 21% in the Mid-Cap Equity Index Fund, 13% in the International Fund and 6% each in the Small Cap Growth and Small Cap Value Funds) and approximately 18% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2017).

Performance for the 2035 Retirement Fund is compared to the S&P 500® Index (82% weighting) and the Bloomberg Barclays Aggregate Bond Index (18% weighting). For the year ended December 31, 2017, the Fund returned 17.23% before expenses and 17.15% after expenses, versus an 18.38% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2035 Retirement Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,713	17.15%	17.15%
5 Years	$17,723	77.23%	12.13%
10 Years	$20,325	103.25%	7.35%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
10 Years	$14,810	48.10%	4.01%

The line representing the performance return of the 2035 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2040 RETIREMENT FUND

The objective of the 2040 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2040. The 2040 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 85% of net assets in equity funds (approximately 36% in the Equity Index Fund, 21% in the Mid-Cap Equity Index Fund, 14% in the International Fund and 7% each in the Small Cap Growth and Small Cap Value Funds) and approximately 15% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2017).

Performance for the 2040 Retirement Fund is compared to the S&P 500® Index (85% weighting) and the Bloomberg Barclays Aggregate Bond Index (15% weighting). For the year ended December 31, 2017, the Fund returned 17.48% before expenses and 17.40% after expenses, versus an 18.95% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2040 Retirement Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,738	17.40%	17.40%
5 Years	$17,839	78.39%	12.28%
10 Years	$20,562	105.62%	7.47%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
10 Years	$14,810	48.10%	4.01%

The line representing the performance return of the 2040 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2045 RETIREMENT FUND

The objective of the 2045 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2045. The 2045 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 88% of net assets in equity funds (approximately 35% in the Equity Index Fund, 22% in the Mid-Cap Equity Index Fund, 15% in the International Fund and 8% each in the Small Cap Growth and Small Cap Value Funds) and approximately 12% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2017).

Performance for the 2045 Retirement Fund is compared to the S&P 500® Index (88% weighting) and the Bloomberg Barclays Aggregate Bond Index (12% weighting). For the year ended December 31, 2017, the Fund returned 17.70% before expenses and 17.62% after expenses, versus a 19.52% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2045 Retirement Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,760	17.62%	17.62%
5 Years	$17,881	78.81%	12.33%
10 Years	$20,476	104.76%	7.43%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
10 Years	$14,810	48.10%	4.01%

The line representing the performance return of the 2045 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2050 RETIREMENT FUND

The objective of the 2050 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2050. The 2050 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 90% of net assets in equity funds (approximately 34% in the Equity Index Fund, 22% in the Mid-Cap Equity Index Fund, 16% in the International Fund and 9% each in the Small Cap Growth and Small Cap Value Funds) and approximately 10% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2017).

Performance for the 2050 Retirement Fund is compared to the S&P 500® Index (90% weighting) and the Bloomberg Barclays Aggregate Bond Index (10% weighting). For the year ended December 31, 2017, the Fund returned 17.94% before expenses and 17.86% after expenses, versus a 19.91% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2050 Retirement Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,785	17.86%	17.86%
5 Years	$17,957	79.57%	12.42%
Since 10/1/12 (Inception)	$18,285	82.85%	12.18%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
Since 10/1/12 (Inception)	$20,734	107.34%	14.90%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
Since 10/1/12 (Inception)	$11,119	11.19%	2.04%

The line representing the performance return of the 2050 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

2055 RETIREMENT FUND

The objective of the 2055 Retirement Fund is current income and capital appreciation appropriate for the asset allocation associated with a target retirement in 2055. The 2055 Retirement Fund invests in funds of the Investment Company. The Fund’s current target allocation is approximately 91% of net assets in equity funds (approximately 32% in the Equity Index Fund, 22% in the Mid-Cap Equity Index Fund, 17% in the International Fund and 10% each in the Small Cap Growth and Small Cap Value Funds) and approximately 9% of net assets in the Bond Fund (See Note 1 in the Notes to Financial Statements for additional information on changes to Fund target allocations during 2017).

Performance for the 2055 Retirement Fund is compared to the S&P 500® Index (91% weighting) and the Bloomberg Barclays Aggregate Bond Index (9% weighting). For the year ended December 31, 2017, the Fund returned 18.05% before expenses and 17.99% after expenses, versus a 20.10% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

2055 Retirement Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,797	17.99%	17.99%
Since 10/1/16 (Inception)	$12,269	22.69%	17.77%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
Since 10/1/16 (Inception)	$12,648	26.48%	20.68%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
Since 10/1/16 (Inception)	$10,045	0.45%	0.37%

The line representing the performance return of the 2055 Retirement Fund includes expenses, such as direct management fees and expenses of the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indices do not. Past performance is not indicative of future results.

CONSERVATIVE ALLOCATION FUND

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income funds of the Investment Company and also invests in the equity funds of the Investment Company. The Conservative Allocation Fund’s target allocation is approximately 65% of net assets in fixed-income funds (approximately 30% in the Bond Fund and 35% in the Mid-Term Bond Fund) and approximately 35% of net assets in equity funds (approximately 25% in the Equity Index Fund, 5% in the Mid-Cap Equity Index Fund and 5% in the International Fund).

Performance for the Conservative Allocation Fund is compared to the Bloomberg Barclays Aggregate Bond Index (65% weighting) and the S&P 500® Index (35% weighting). For the year ended December 31, 2017, the Conservative Allocation Fund returned 8.94% before expenses and 8.92% after expenses, versus a 9.70% return in the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Conservative Allocation Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,891	8.92%	8.92%
5 Years	$13,359	33.59%	5.97%
10 Years	$17,289	72.89%	5.63%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
10 Years	$14,810	48.10%	4.01%

The line representing the performance return of the Conservative Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MODERATE ALLOCATION FUND

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Moderate Allocation Fund’s target allocation is approximately 60% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 15% in the Mid-Cap Equity Index Fund and 10% in the International Fund) and approximately 40% of net assets in fixed-income funds (approximately 25% of its net assets in the Bond Fund and approximately 15% of its net assets in the Mid-Term Bond Fund).

Performance for the Moderate Allocation Fund is compared to the S&P 500® Index (60% weighting) and the Bloomberg Barclays Aggregate Bond Index (40% weighting). For the year ended December 31, 2017, the Moderate Allocation Fund returned 13.74% before expenses and 13.72% after expenses, versus a 14.26% return for the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Moderate Allocation Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,371	13.72%	13.72%
5 Years	$15,475	54.75%	9.13%
10 Years	$19,658	96.58%	6.99%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
10 Years	$14,810	48.10%	4.01%

The line representing the performance return of the Moderate Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

AGGRESSIVE ALLOCATION FUND

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed-income funds of the Investment Company. The Aggressive Allocation Fund’s target allocation is approximately 80% of net assets in equity funds (approximately 35% of its net assets in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% each in the Small Cap Value Fund and Small Cap Growth Funds, and 15% in the International Fund) and approximately 20% of net assets in the Bond Fund.

Performance for the Aggressive Allocation Fund is compared to the S&P 500® Index (80% weighting) and the Bloomberg Barclays Aggregate Bond Index (20% weighting). For the year ended December 31, 2017, the Aggressive Allocation Fund returned 16.66% before expenses and 16.64% after expenses, versus an 18.00% return for the weighted benchmark.

GROWTH OF A $10,000 INVESTMENT

Aggressive Allocation Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$11,665	16.64%	16.64%
5 Years	$17,223	72.23%	11.48%
10 Years	$21,095	110.95%	7.75%

S & P 500 Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$12,183	21.83%	21.83%
5 Years	$20,813	108.13%	15.79%
10 Years	$22,598	125.98%	8.50%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
10 Years	$14,810	48.10%	4.01%

The line representing the performance return of the Aggressive Allocation Fund includes direct operating expenses and expenses in the underlying funds in which the Fund invests, that reduce returns while the performance return lines of the Indicies do not. Past performance is not indicative of future results.

MONEY MARKET FUND

The Money Market Fund’s investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies. For the year ended December 31, 2017, the Money Market Fund returned 0.94% before expenses and 0.70% after expenses, compared to a 0.84% return for the Citigroup 3-Month Treasury Bill Index. Note that the benchmark performance does not reflect any expenses.

The Federal Reserve (Fed) governors continue to withdraw some of the extraordinary measures put in place following the financial crisis in 2008. To that end, they raised the Fed Funds target range three times in 2017, in March, June and again in December, to 1.25%-1.50%. Further increases are expected in 2018. While the frequency of future rate increases is uncertain, the Fed’s commitment to unwinding more of the measures taken since the crisis is clear. At the June meeting, the Fed laid out a plan to start reducing its holdings of $4.5 trillion in U.S. Treasury and Mortgage-Backed securities. The Committee intends to slowly decrease its reinvestment of the principal payments it receives from securities it holds. These actions commenced in October when the Fed started reducing its purchases by $10 billion per month. This figure will rise in equal amounts until it reaches $50 billion per month later this year.

The Fund’s strategy will continue to focus on quality, liquidity, and maintaining a relatively short weighted average maturity in light of the uncertainty of the path of interest rates. On December 31 the fund held in 27% U.S. Treasury Bills, 12% in U.S. agency discount notes and the remainder in commercial paper. The average maturity was 21 days.

The seven-day effective yield as of February 13, 2018, was 1.21%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments in shares of the Money Market Fund.

MID-TERM BOND FUND

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The portfolio continues to emphasize corporate issues, particularly BBB-rated bonds, in order to capture incremental income. The Fund will continue to focus on income, rather than market volatility, to achieve superior returns over market cycles. In addition, the Fund’s corporate positions will remain highly diversified in order to help shield the portfolio from unanticipated credit risks. The objective of the Fund is to maintain a maturity profile similar to the Bloomberg Barclays Intermediate Government/Credit Bond Index.

For the year ended December 31, 2017, the Mid-Term Bond Fund returned 2.78% before expenses and 2.32% after expenses versus a 2.14% return for the Bloomberg Barclays Intermediate Government/Credit Bond Index during the same period. The Fund’s continuing emphasis on higher-yielding corporate issues was a major contributor to its outperformance.

GROWTH OF A $10,000 INVESTMENT

Mid-Term Bond Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,232	2.32%	2.32%
5 Years	$10,939	9.39%	1.81%
10 Years	$14,555	45.55%	3.83%

Bloomberg Barclays Intermediate Government/Credit Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,214	2.14%	2.14%
5 Years	$10,772	7.72%	1.50%
10 Years	$13,865	38.65%	3.32%

The line representing the performance return of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

BOND FUND

The Bond Fund’s primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. It does this by investing primarily in investment grade publicly traded debt securities. A secondary objective is preservation of capital. The securities held by the Bond Fund include corporate, U.S. agency and mortgage-backed bonds, all of which normally yield more than U.S. Treasury issues.

The Bond Fund’s strategy is to overweight corporate bonds, underweight U.S. Treasuries, and market weight mortgage-backed securities. The portfolio’s aim is to maintain a similar maturity profile to the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Aggregate) with an overweighting of BBB issuers. To achieve the duration target of approximately 90% of the benchmark, intermediate corporate and longer U.S. Treasury maturities are emphasized. The Bond Fund also stresses diversification in order to protect the Fund from unexpected credit events, so few corporate holdings exceed one-half of one percent of the Fund’s value. This extreme diversification will be maintained going forward as part of our risk control.

For the year ended December 31, 2017, the Bond Fund returned 4.08% before expenses and 3.62% after expenses, versus a 3.54% return for the Aggregate. The Fund’s relative outperformance was driven primarily by its’ overweight position in corporate bonds, in particular, BBB-rated industrial bonds.

The Federal Reserve (Fed) governors continue to withdraw some of the extraordinary measures put in place following the financial crisis in 2008. To that end, they raised the Fed Funds target range three times in 2017, in March, June and again in December, to 1.25%-1.50%. Further increases are expected in 2018.

The interest rate curve flattened as yields on short-dated U.S. Treasuries rose while those of long-dated U.S. Treasuries fell. Two-year U.S. Treasury Notes yielded 1.19% at the end of the 4th quarter of 2016 and 1.88% on December 29, 2017. Ten year yields fell 3 basis points or 0.03% to 2.41% during the year. This is not an uncommon effect during a Fed tightening cycle. The front end of the yield curve, generally considered to be up to five years in maturity, is more affected by Fed policy. As the Fed raises rates, short term rates move with them. The longer end of the yield curve, maturities of seven to thirty years, is driven more by inflation expectations. As Fed tightenings in theory slow the economy, inflation is presumed to fall and tends to pull longer term rates down.

High-grade corporate bond spreads tightened from 127 basis points at the end of 2016 to 96 basis points on December 29, 2017. This represents close to the lowest level in ten years and helped corporate bonds deliver the best return of the benchmark components for the second year in a row. Utilities aided by their exposure to the long end of the Treasury curve had the best overall return. Metals and mining, spurred by worldwide economic growth, repeated as the best performing individual sector with a double digit return.

GROWTH OF A $10,000 INVESTMENT

Bond Fund
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,362	3.62%	3.62%
5 Years	$11,468	14.68%	2.77%
10 Years	$15,726	57.26%	4.61%

Bloomberg Barclays Aggregate Bond Index
Period Ended 12/31/2017	Growth of $10,000	Total Return
		Cumu- lative	Average Annual
1 Year	$10,354	3.54%	3.54%
5 Years	$11,095	10.95%	2.10%
10 Years	$14,810	48.10%	4.01%

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not. Past performance is not indicative of future results.

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2017 (Unaudited)

Equity Index Fund

All America Fund

Small Cap Value Fund

Small Cap Growth Fund

Mid Cap Value Fund

Mid-Cap Equity Index Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2017 (Unaudited) (Continued)

International Fund

Composite Fund

Retirement Income Fund

2010 Retirement Fund

2015 Retirement Fund

2020 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2017 (Unaudited) (Continued)

2025 Retirement Fund

2030 Retirement Fund

2035 Retirement Fund

2040 Retirement Fund

2045 Retirement Fund

2050 Retirement Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2017 (Unaudited) (Continued)

2055 Retirement Fund

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Money Market Fund

Mid-Term Bond Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

ASSET ALLOCATIONS AS OF DECEMBER 31, 2017 (Unaudited) (Continued)

Bond Fund

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited)

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees. Additionally, Mutual of America Capital Management LLC, the Funds’ Adviser, has contractually agreed to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This contractual obligation remains in effect through April 30, 2018 and will continue for succeeding 12 month periods ending April 30th unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2017 and held for the entire period ending December 31, 2017 under the expense reimbursement agreement in effect during that period as described above.

The estimate of expenses does not include fees and charges associated with your variable annuity contract or variable life insurance policy. If those fees and charges were included, the estimate of expenses for the period would be higher and your ending account value would be lower.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other non-Mutual of America funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees, which the Mutual of America Investment Corporation does not charge.

Equity Index Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,113.49	$0.75
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	$0.71

*	Expenses are equal to the Fund’s annual expense ratio (before any expense reimbursement) of 0.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

All America Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,106.21	$2.71
Hypothetical (5% return before expenses)	$1,000.00	$1,022.27	$2.60

*	Expenses are equal to the Fund’s annual expense ratio of 0.51%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Value Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,063.17	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.13

*	Expenses are equal to the Fund’s annual expense ratio (before any expense reimbursement) of 0.81%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,113.99	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.18

*	Expenses are equal to the Fund’s annual expense ratio (before any expense reimbursement) of 0.82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid Cap Value Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,104.16	$3.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.60	$3.26

*	Expenses are equal to the Fund’s annual expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Mid-Cap Equity Index Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,095.85	$0.74
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	$0.71

*	Expenses are equal to the Fund’s annual expense ratio (before any expense reimbursement) of 0.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

International Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,089.29	$1.84
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.78

*	Expenses are equal to the Fund’s annual expense ratio (before any expense reimbursement) of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Composite Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,077.36	$2.67
Hypothetical (5% return before expenses)	$1,000.00	$1,022.27	$2.60

*	Expenses are equal to the Fund’s annual expense ratio (before any expense reimbursement) of 0.51%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Retirement Income Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,034.45	$2.26
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	$2.24

*	Expenses are equal to the Fund’s annual expense ratio (before any expense reimbursement) of 0.44% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2010 Retirement Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,043.63	$1.96
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$1.94

*	Expenses are equal to the Fund’s annual expense ratio (before any expense reimbursement) of 0.38% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2015 Retirement Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,051.00	$2.02
Hypothetical (5% return before expenses)	$1,000.00	$1,022.89	$1.99

*	Expenses are equal to the Fund’s annual expense ratio of 0.39% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2020 Retirement Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,061.46	$1.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$1.89

*	Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2025 Retirement Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,071.87	$1.83
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.78

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2030 Retirement Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,081.15	$1.78
Hypothetical (5% return before expenses)	$1,000.00	$1,023.15	$1.73

*	Expenses are equal to the Fund’s annual expense ratio of 0.34% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2035 Retirement Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,087.34	$1.74
Hypothetical (5% return before expenses)	$1,000.00	$1,023.20	$1.68

*	Expenses are equal to the Fund’s annual expense ratio of 0.33% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2040 Retirement Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,089.01	$1.84
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.78

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2045 Retirement Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,090.54	$1.84
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.78

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

2050 Retirement Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,091.65	$1.90
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	$1.84

*	Expenses are equal to the Fund’s annual expense ratio (before any expense reimbursement) of 0.36% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2055 Retirement Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,091.47	$1.84
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.78

*	Expenses are equal to the Fund’s annual expense ratio of 0.35% (reflecting direct expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Conservative Allocation Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,038.05	$1.90
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	$1.89

*	Expenses are equal to the Fund’s annual expense ratio of 0.37% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Moderate Allocation Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,067.01	$1.41
Hypothetical (5% return before expenses)	$1,000.00	$1,023.51	$1.38

*	Expenses are equal to the Fund’s annual expense ratio of 0.27% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION

EXPENSE EXAMPLE (Unaudited) (Continued)

Aggressive Allocation Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,082.74	$1.47
Hypothetical (5% return before expenses)	$1,000.00	$1,023.45	$1.43

*	Expenses are equal to the Fund’s annual expense ratio of 0.28% (reflecting direct operating expenses and the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,004.53	$1.26
Hypothetical (5% return before expenses)	$1,000.00	$1,023.61	$1.28

*	Expenses are equal to the Fund’s annual expense ratio (before any expense reimbursement) of 0.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Term Bond Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,004.78	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.48	$2.40

*	Expenses are equal to the Fund’s annual expense ratio (before any expense reimbursement) of 0.47%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bond Fund
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period* July 1, 2017 to December 31, 2017
Actual	$1,000.00	$1,009.93	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.58	$2.29

*	Expenses are equal to the Fund’s annual expense ratio (before any expense reimbursement) of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.8%)
Amazon.com, Inc.*	45,604	$53,332,510
Comcast Corp. Cl A	537,130	21,512,057
Disney (Walt) Co.	173,583	18,661,908
Home Depot, Inc.	133,762	25,351,912
McDonald’s Corp.	90,993	15,661,715
Other Securities	3,017,758	184,142,503

		318,662,605

CONSUMER STAPLES (7.9%)
Altria Group, Inc.	216,692	15,473,976
Coca-Cola Co.	439,981	20,186,328
PepsiCo, Inc.	162,139	19,443,709
Philip Morris Int’l., Inc.	178,307	18,838,135
Proctor & Gamble Co.	291,416	26,775,302
Wal-Mart Stores, Inc.	167,585	16,549,019
Other Securities	1,377,118	96,107,330

		213,373,799

ENERGY (5.9%)
Chevron Corp.	216,895	27,153,085
Exxon Mobil Corp.	485,758	40,628,799
Other Securities	1,856,806	91,422,515

		159,204,399

FINANCIALS (15.0%)
Bank of America Corp.	1,100,802	32,495,675
Berkshire Hathaway, Inc. Cl B*	220,061	43,620,491
Citigroup, Inc.	302,166	22,484,172
JPMorgan Chase & Co.	394,072	42,142,060
Visa, Inc. Cl A	206,262	23,517,993
Wells Fargo & Co.	504,476	30,606,559
Other Securities	3,085,837	213,039,864

		407,906,814

HEALTH CARE (13.2%)
Abbott Laboratories	197,306	11,260,253
AbbVie, Inc.	181,815	17,583,329
Amgen, Inc.	82,799	14,398,746
Bristol-Myers Squibb Co.	188,436	11,547,358
Johnson & Johnson	307,745	42,998,131
Medtronic PLC	155,814	12,581,981
Merck & Co., Inc.	311,378	17,521,240
Pfizer, Inc.	681,159	24,671,579
UnitedHealth Group, Inc.	110,164	24,286,755
Other Securities	1,725,288	181,831,721

		358,681,093

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (9.8%)
3M Co.	67,707	$15,936,197
Boeing Co.	63,445	18,710,565
General Electric Co.	997,703	17,409,917
Honeywell International, Inc.	87,766	13,459,794
Union Pacific Corp.	89,512	12,003,559
United Technologies Corp.	84,981	10,841,026
Other Securities	1,812,272	178,190,106

		266,551,164

INFORMATION TECHNOLOGY (21.9%)
Accenture PLC Cl A	70,322	10,765,595
Alphabet, Inc. Cl A*	33,856	35,663,910
Alphabet, Inc. Cl C*	34,357	35,950,914
Apple, Inc.	585,197	99,032,887
Broadcom Ltd.	45,753	11,753,946
Cisco Systems, Inc.	561,801	21,516,978
Facebook, Inc. Cl A*	272,228	48,037,353
Intel Corp.	532,732	24,590,909
Int’l. Business Machines Corp.	98,971	15,184,131
Mastercard, Inc. Cl A	105,749	16,006,169
Microsoft Corp.	877,721	75,080,254
NVIDIA Corp.	69,175	13,385,363
Oracle Corp.	347,163	16,413,867
Texas Instruments, Inc.	113,628	11,867,308
Other Securities	2,603,321	159,990,152

		595,239,736

MATERIALS (2.9%)
DowDuPont, Inc.	266,843	19,004,558
Other Securities	759,225	58,644,300

		77,648,858

REAL ESTATE (2.8%)
Other Securities	1,048,261	75,348,154

TELECOMMUNICATION SERVICES (2.0%)
AT&T, Inc.	703,269	27,343,099
Verizon Communications, Inc.	465,721	24,650,613
Other Securities	108,292	1,806,311

		53,800,023

UTILITIES (2.8%)
Other Securities	1,334,594	76,617,705

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $1,472,096,212) 96.0%		2,603,034,350

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.9%)
U.S. Treasury Bill (1)	A-1+	1.00 - 1.25	01/02/18 - 03/01/18	$50,400,000	$50,342,108

COMMERCIAL PAPER (2.0%)
Exxon Mobil Corp.	A-1+	1.39	01/10/18	1,000,000	999,575
J.P. Morgan Securities LLC	A-1	1.55	01/04/18	10,000,000	9,997,846
Procter & Gamble Co.†	A-1+	1.48	01/17/18	25,000,000	24,981,498
Toyota Motor Credit Corp.	A-1+	1.26	01/03/18	20,000,000	19,997,196

					55,976,115

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $106,318,223) 3.9%					106,318,223

TOTAL INVESTMENTS (Cost: $1,578,414,435) 99.9%					2,709,352,573

OTHER NET ASSETS 0.1%					2,232,378

NET ASSETS 100.0%					$2,711,584,951

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value

INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.7%)
Amazon.com, Inc.*	3,089	$3,612,493
Comcast Corp. Cl A	36,387	1,457,299
Disney (Walt) Co.	11,760	1,264,318
Home Depot, Inc.	9,062	1,717,521
McDonald’s Corp.	6,165	1,061,120
Other Securities	204,432	12,474,376

		21,587,127

CONSUMER STAPLES (4.5%)
Altria Group, Inc.	14,680	1,048,299
Coca-Cola Co.	29,806	1,367,499
PepsiCo, Inc.	10,984	1,317,201
Philip Morris Int’l., Inc.	12,079	1,276,146
Proctor & Gamble Co.	19,741	1,813,803
Wal-Mart Stores, Inc.	11,352	1,121,010
Other Securities	93,293	6,510,605

		14,454,563

ENERGY (3.3%)
Chevron Corp.	14,694	1,839,542
Exxon Mobil Corp.	32,907	2,752,341
Other Securities	125,787	6,193,378

		10,785,261

FINANCIALS (8.5%)
Bank of America Corp.	74,573	2,201,395
Berkshire Hathaway, Inc. Cl B*	14,907	2,954,866
Citigroup, Inc.	20,470	1,523,173
JPMorgan Chase & Co.	26,696	2,854,870
Progressive Corp.	4,438	249,948
Visa, Inc. Cl A	13,973	1,593,201
Wells Fargo & Co.	34,176	2,073,458
Other Securities	204,724	14,211,878

		27,662,789

HEALTH CARE (7.4%)
AbbVie, Inc.	12,317	1,191,177
Amgen, Inc.	5,609	975,405
Johnson & Johnson	20,847	2,912,743
Merck & Co., Inc.	21,094	1,186,959
Pfizer, Inc.	46,144	1,671,336
UnitedHealth Group, Inc.	7,462	1,645,073
Other Securities	153,565	14,716,032

		24,298,725

	Shares	Value

INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (5.6%)
3M Co.	4,586	$1,079,407
Boeing Co.	4,297	1,267,228
General Electric Co.	67,588	1,179,411
L-3 Communications Corp.	633	125,239
Rockwell Automation, Inc.	1,015	199,295
Other Securities	138,891	14,206,125

		18,056,705

INFORMATION TECHNOLOGY (12.4%)
Alphabet, Inc. Cl A*	2,293	2,415,446
Alphabet, Inc. Cl C*	2,327	2,434,983
Apple, Inc.	39,644	6,708,949
Cisco Systems, Inc.	38,059	1,457,660
Facebook, Inc. Cl A*	18,441	3,254,099
Intel Corp.	36,090	1,665,914
Int’l. Business Machines Corp.	6,705	1,028,681
Mastercard, Inc. Cl A	7,163	1,084,192
Microsoft Corp.	59,460	5,086,208
Oracle Corp.	23,518	1,111,931
Other Securities	196,598	14,074,097

		40,322,160

MATERIALS (1.6%)
DowDuPont, Inc.	18,077	1,287,444
Packaging Corp. of America	761	91,739
Other Securities	50,675	3,881,051

		5,260,234

REAL ESTATE (1.6%)
Other Securities	71,011	5,103,860

TELECOMMUNICATION SERVICES (1.1%)
AT&T, Inc.	47,642	1,852,321
Verizon Communications, Inc.	31,549	1,669,889
Other Securities	7,337	122,381

		3,644,591

UTILITIES (1.6%)
Other Securities	90,404	5,189,859

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $101,957,136) 54.3%		176,365,874

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.2%)
U.S. Treasury Bill (1)	A-1+	1.05 - 1.15	01/04/18	$7,305,000	$7,303,867

COMMERCIAL PAPER (1.2%)
Estee Lauder Cos.†	A-1	1.40	01/02/18	1,800,000	1,799,790
J.P. Morgan Securities LLC	A-1	1.55	01/04/18	2,000,000	1,999,569

					3,799,359

TOTAL INDEXED ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $11,103,226) 3.4%					11,103,226

TOTAL INDEXED ASSETS (Cost: $113,060,362) 57.7%					$187,469,100

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — ALL AMERICA FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2017

	Shares	Value

ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (4.5%)
Five Below, Inc.*	14,968	$992,678
Lions Gate Entertainment Corp. Cl A*	16,474	556,986
Lions Gate Entertainment Corp. Cl B*	16,474	522,884
Sleep Number Corp.*	39,361	1,479,580
Other Securities	290,277	11,186,083

		14,738,211

CONSUMER STAPLES (1.1%)
Other Securities	122,368	3,667,582

ENERGY (2.1%)
PBF Energy, Inc.	28,931	1,025,604
Other Securities	300,089	5,667,831

		6,693,435

FINANCIALS (7.7%)
Progressive Corp.	13,155	740,890
SVB Financial Group*	5,897	1,378,542
Other Securities	628,957	22,733,603

		24,853,035

HEALTH CARE (4.4%)
Other Securities††	296,930	14,327,870

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):

INDUSTRIALS (6.8%)
L-3 Communications Corp.	4,498	$889,929
Mueller Industries, Inc.	29,136	1,032,288
Rockwell Automation, Inc.	4,161	817,012
Other Securities	371,804	19,242,666

		21,981,895

INFORMATION TECHNOLOGY (6.1%)
Other Securities††	541,953	19,816,398

MATERIALS (2.7%)
Packaging Corp. of America	7,768	936,433
Other Securities††	209,158	7,930,333

		8,866,766

REAL ESTATE (3.5%)
Other Securities	371,219	11,469,655

TELECOMMUNICATION SERVICES (0.4%)
Other Securities	71,281	1,170,470

UTILITIES (2.0%)
Other Securities	139,841	6,459,533

TOTAL ACTIVE ASSETS-COMMON STOCKS
(Cost: $107,525,247) 41.3%		134,044,850

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill	A-1+	1.00	01/02/18	1,500,000	$1,499,875

COMMERCIAL PAPER (0.2%)
Home Depot, Inc.†	A-1	1.44	01/02/18	500,000	499,940

TOTAL ACTIVE ASSETS-SHORT-TERM DEBT SECURITIES (Cost: $1,999,815) 0.6%					1,999,815

				Shares	Value
ACTIVE ASSETS:
WARRANTS:
FINANCIALS (0.0%) (2)
Easterly Acquisition Corp. — expiring 07/29/2020*				11,885	$7,073

TOTAL ACTIVE ASSETS-WARRANTS (Cost: $7,178) 0.0% (2)					7,073

TOTAL ACTIVE ASSETS (Cost: $109,532,240) 41.9%					136,051,738

TOTAL INVESTMENTS (Cost: $222,592,602) 99.6%					323,520,838

OTHER NET ASSETS 0.4%					1,215,517

NET ASSETS 100.0%					$324,736,355

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (7.8%)
Houghton Mifflin Harcourt Co.*	581,642	$5,409,271
Playa Hotels & Resorts NV*	426,102	4,597,641
Sleep Number Corp.*	257,966	9,696,942
Other Securities	757,370	19,768,778

		39,472,632

CONSUMER STAPLES (2.5%)
Crimson Wine Group Ltd.*	493,977	5,270,735
Vector Group Ltd.	181,478	4,061,478
Other Securities	260,675	3,336,640

		12,668,853

ENERGY (5.4%)
PBF Energy, Inc.	252,833	8,962,930
Other Securities	1,704,168	18,246,306

		27,209,236

FINANCIALS (30.1%)
American Equity Investment Life Hldg. Co.	174,359	5,358,052
Aspen Insurance Hldgs. Ltd.	104,108	4,226,785
BancFirst Corp.	127,923	6,543,261
Banner Corp.	97,571	5,378,114
Brookline Bancorp, Inc.	410,915	6,451,366
Bryn Mawr Bank Corp.	115,255	5,094,271
Ellington Financial LLC	340,468	4,940,191
Enterprise Financial Svcs. Corp.	122,767	5,542,930
First Interstate BancSytem, Inc.	144,811	5,799,681
Flushing Financial Corp.	141,534	3,892,185
Glacier Bancorp, Inc.	126,415	4,979,487
Marlin Business Svcs. Corp.	210,988	4,726,131
NMI Hldgs., Inc. Cl A*	475,449	8,082,633
Northfield Bancorp, Inc.	288,402	4,925,906
Selective Insurance Group, Inc.	126,320	7,414,984
Stock Yards Bancorp, Inc.	233,782	8,813,581
SVB Financial Group*	49,346	11,535,614
Other Securities	1,689,969	48,562,940

		152,268,112

HEALTH CARE (4.2%)
Supernus Pharmaceuticals, Inc.*	189,497	7,551,455
Other Securities	659,037	13,443,135

		20,994,590

INDUSTRIALS (15.4%)
BMC Stock Hldgs., Inc.*	171,832	4,347,350
Deluxe Corp.	60,368	4,638,677
Encore Wire Corp.	106,307	5,171,836

	Shares	Value

COMMON STOCKS (Continued):
INDUSTRIALS (CONTINUED)
Hyster-Yale Materials Handling, Inc. Cl A	49,472	$4,213,036
Kirby Corp.*	57,547	3,844,140
Landstar System, Inc.	38,121	3,968,396
Miller Industries, Inc.	285,727	7,371,757
Mueller Industries, Inc.	363,229	12,869,203
Universal Forest Products, Inc.	134,242	5,050,184
VSE Corp.	108,029	5,231,844
Other Securities	849,702	21,274,053

		77,980,476

INFORMATION TECHNOLOGY (10.6%)
Proofpoint, Inc.*	54,466	4,837,125
Stamps.com, Inc.*	21,552	4,051,776
SYNNEX Corp.	33,653	4,575,125
Other Securities††	2,776,013	40,309,897

		53,773,923

MATERIALS (4.9%)
Kaiser Aluminum Corp.	50,222	5,366,221
Kraton Corp.*	86,116	4,148,208
Other Securities	573,503	15,468,759

		24,983,188

REAL ESTATE (11.0%)
Chesapeake Lodging Trust	152,271	4,125,021
Colony NorthStar, Inc. Cl A	349,308	3,985,604
Cousins Properties, Inc.	433,934	4,013,889
Easterly Government Pptys.	221,923	4,735,837
Forest City Realty Trust, Inc. Cl A	289,862	6,985,674
Highwoods Properties, Inc.	95,766	4,875,447
Terreno Realty Corp.	115,490	4,049,079
The GEO Group, Inc.	225,302	5,317,127
Other Securities	842,331	17,327,285

		55,414,963

TELECOMMUNICATION SERVICES (1.3%)
ORBCOMM, Inc.*	372,812	3,795,226
Other Securities	77,199	2,609,326

		6,404,552

UTILITIES (4.2%)
Avista Corp.	87,482	4,504,448
Idacorp, Inc.	44,368	4,053,460
Other Securities	260,590	12,724,152

		21,282,060

TOTAL COMMON STOCKS
(Cost: $383,367,674) 97.4%		492,452,585

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.5%)
U.S. Treasury Bill	A-1+	1.02 - 1.25	01/02/18 - 02/15/18	$7,300,000	$7,294,264

COMMERCIAL PAPER (1.2%)
Estee Lauder Cos.†	A-1	1.40	01/02/18	1,200,000	1,199,860
Toyota Motor Credit Corp.	A-1+	1.26	01/03/18	5,000,000	4,999,299

					6,199,159

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $13,493,423) 2.7%					13,493,423

	Shares	Value
WARRANTS:
FINANCIALS (0.0%) (2)
Easterly Acquisition Corp. — expiring 07/29/2020*	146,691	$87,296

TOTAL WARRANTS (Cost: $88,598) (0.0%) (2)		87,296

TOTAL INVESTMENTS (Cost: $396,949,695) 100.1%		506,033,304

OTHER NET ASSETS -0.1%		(311,555)

NET ASSETS 100.0%		$505,721,749

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value

COMMON STOCKS:
CONSUMER DISCRETIONARY (14.1%)
Bloomin’ Brands, Inc.	261,074	$5,571,319
Dave & Buster’s Entertainment, Inc.*	73,880	4,075,960
Five Below, Inc.*	156,567	10,383,522
Haverty Furniture Cos., Inc.	259,596	5,879,849
Lions Gate Entertainment Corp. Cl A*	112,275	3,796,018
Lions Gate Entertainment Corp. Cl B*	112,275	3,563,609
Lithia Motors, Inc. Cl A	48,987	5,564,433
Red Rock Resorts, Inc. Cl A	184,539	6,226,346
Sleep Number Corp.*	227,087	8,536,200
Steve Madden Ltd.*	91,266	4,262,122
Thor Industries, Inc.	41,461	6,249,002
Other Securities	550,529	14,239,113

		78,347,493

CONSUMER STAPLES (2.0%)
WD-40 Co.	34,065	4,019,670
Other Securities	338,359	7,089,938

		11,109,608

ENERGY (1.8%)
Ring Energy, Inc.*	298,264	4,145,870
Other Securities	216,720	5,906,774

		10,052,644

FINANCIALS (6.5%)
First Merchants Corp.	96,605	4,063,206
Heritage Financial Corp.	136,270	4,197,116
Moelis & Co. Cl A	124,488	6,037,668
Other Securities	694,792	21,504,964

		35,802,954

HEALTH CARE (22.8%)
Abiomed, Inc.*	22,751	4,263,765
Acadia Healthcare Co., Inc.*	123,519	4,030,425
Chemed Corp.	18,117	4,402,793
Exact Sciences Corp.*	98,139	5,156,223
Neurocrine Biosciences, Inc.*	54,319	4,214,611
Omnicell, Inc.*	132,523	6,427,366
Pacira Pharmaceuticals, Inc.*	94,038	4,292,835
Sage Therapeutics, Inc.*	32,212	5,305,639
Supernus Pharmaceuticals, Inc.*	127,970	5,099,605
WellCare Health Plans, Inc.*	23,982	4,823,020
Other Securities††	2,075,497	78,837,280

		126,853,562

	Shares	Value

COMMON STOCKS (CONTINUED):
INDUSTRIALS (17.9%)
BMC Stock Hldgs., Inc.*	186,594	$4,720,828
EnPro Industries, Inc.	103,414	9,670,243
Granite Construction, Inc.	132,757	8,420,777
Healthcare Svcs. Group, Inc.	115,290	6,078,089
John Bean Technologies Corp.	36,087	3,998,440
Landstar System, Inc.	44,715	4,654,832
Mueller Water Products, Inc. Cl A	365,431	4,578,850
Sun Hydraulics Corp.	109,534	7,085,754
Teledyne Technologies, Inc.*	36,513	6,614,330
Trex Co., Inc.*	55,033	5,965,027
Other Securities	1,230,311	37,579,938

		99,367,108

INFORMATION TECHNOLOGY (22.4%)
Callidus Software, Inc.*	276,326	7,916,740
CommVault Systems, Inc.*	81,906	4,300,065
EPAM Systems, Inc.*	59,245	6,364,690
LogMeIn, Inc.	34,686	3,971,547
New Relic, Inc.*	92,620	5,350,657
Proofpoint, Inc.*	75,391	6,695,475
Science Applications Int’l. Corp.	59,663	4,568,396
Zendisk, Inc.*	141,776	4,797,700
Other Securities	2,623,212	80,254,746

		124,220,016

MATERIALS (5.5%)
Ferro Corp.*	367,341	8,665,574
Ferroglobe PLC	314,981	5,102,692
Minerals Technologies, Inc.	56,663	3,901,248
Orion Engineered Carbons S.A.	166,734	4,268,390
U.S. Concrete, Inc.*	57,312	4,794,149
Other Securities††	137,823	3,841,594

		30,573,647

REAL ESTATE (2.8%)
QTS Realty Trust, Inc.	93,441	5,060,765
Terreno Realty Corp.	118,937	4,169,931
Other Securities	229,743	6,425,610

		15,656,306

TELECOMMUNICATION SERVICES (1.4%)
Other Securities	490,433	7,590,596

UTILITIES (0.6%)
Other Securities	44,353	3,483,928

TOTAL COMMON STOCKS
(Cost: $425,063,022) 97.8%		543,057,862

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — SMALL CAP GROWTH FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.5%)
U.S. Treasury Bill	A-1+	1.00 - 1.04	01/02/18 - 01/11/18	$8,200,000	$8,198,251

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $8,198,251) 1.5%					8,198,251

TOTAL INVESTMENTS (Cost: $433,261,273) 99.3%					551,256,113

OTHER NET ASSETS 0.7%					3,645,883

NET ASSETS 100.0%					$554,901,996

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (4.1%)
Sleep Number Corp.*	30,170	$1,134,090
Wiley (John) & Sons, Inc. Cl A	14,076	925,497
Other Securities	69,672	2,166,231

		4,225,818

CONSUMER STAPLES (2.6%)
Ingredion, Inc.	8,421	1,177,256
Other Securities	40,813	1,549,260

		2,726,516

ENERGY (7.3%)
PBF Energy, Inc.	47,913	1,698,516
Other Securities	276,213	5,848,454

		7,546,970

FINANCIALS (21.7%)
American Financial Group, Inc.	12,849	1,394,630
Ameriprise Financial, Inc.	11,272	1,910,266
Associated Banc-Corp.	50,204	1,275,182
BankUnited, Inc.	23,723	966,001
Discover Financial Svcs.	12,401	953,885
Everest Re Group Ltd.	4,106	908,494
Fifth Third Bancorp	40,116	1,217,119
Hartford Financial Svcs. Group, Inc.	21,415	1,205,236
KeyCorp	103,272	2,082,996
Lincoln National Corp.	15,429	1,186,027
Progressive Corp.	23,743	1,337,206
Reinsurance Grp. of America, Inc.	7,392	1,152,635
SVB Financial Group*	9,919	2,318,763
Voya Financial, Inc.	27,446	1,357,754
Zions Bancorporation	20,230	1,028,291
Other Securities	66,931	2,114,683

		22,409,168

HEALTH CARE (6.0%)
Agilent Technologies, Inc.	16,100	1,078,217
Humana, Inc.	3,554	881,641
Other Securities	62,460	4,188,027

		6,147,885

INDUSTRIALS (17.2%)
Alaska Air Group, Inc.	21,680	1,593,697
Carlisle Cos., Inc.	11,438	1,299,929
Harris Corp.	9,543	1,351,766
Kirby Corp.*	17,344	1,158,579

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
L-3 Communications Corp.	8,347	$1,651,454
Old Dominion Freight Line, Inc.	13,893	1,827,624
Oshkosh Corp.	10,661	968,978
Rockwell Automation, Inc.	5,020	985,677
Stanley Black & Decker, Inc.	10,266	1,742,038
United Rentals, Inc.*	12,402	2,132,028
Other Securities	80,127	3,117,996

		17,829,766

INFORMATION TECHNOLOGY (6.8%)
DXC Technology Co.	15,427	1,464,022
Other Securities	119,867	5,576,217

		7,040,239

MATERIALS (10.3%)
Crown Hldgs., Inc.*	34,085	1,917,281
Eastman Chemical Co.	16,277	1,507,901
Freeport-McMoRan, Inc.*	49,260	933,970
International Paper Co.	17,549	1,016,789
Packaging Corp. of America	21,659	2,610,987
Steel Dynamics, Inc.	28,317	1,221,312
Other Securities	30,522	1,425,008

		10,633,248

REAL ESTATE (12.8%)
AvalonBay Communities, Inc.	5,202	928,089
Duke Realty Corp.	51,172	1,392,390
Host Hotels & Resorts, Inc.	46,595	924,911
ProLogis, Inc.	24,757	1,597,074
Vornado Realty Trust	13,033	1,018,920
Welltower, Inc.	13,332	850,182
Other Securities	236,351	6,515,516

		13,227,082

UTILITIES (9.5%)
Ameren Corp.	18,208	1,074,090
Consolidated Edison, Inc.	14,115	1,199,069
Entergy Corp.	10,621	864,443
Great Plains Energy, Inc.	35,098	1,131,560
PPL Corp.	28,507	882,292
Public Svc. Enterprise Group, Inc.	26,919	1,386,329
Other Securities	103,711	3,310,369

		9,848,152

TOTAL COMMON STOCKS
(Cost: $78,104,364) 98.3%		101,634,844

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID CAP VALUE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.6%)
U.S. Treasury Bill	A-1+	1.00 - 1.05	01/02/18 - 01/04/18	$1,600,000	$1,599,860

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,599,860) 1.6%					1,599,860

TOTAL INVESTMENTS (Cost: $79,704,224) 99.9%					103,234,704

OTHER NET ASSETS 0.1%					159,452

NET ASSETS 100.0%					$103,394,156

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.6%)
Domino’s Pizza, Inc.	33,771	$6,381,368
NVR, Inc.*	2,718	9,535,337
Polaris Industries, Inc.	45,659	5,661,259
Thor Industries, Inc.	37,769	5,692,544
Other Securities	3,784,500	140,707,597

		167,978,105

CONSUMER STAPLES (3.6%)
Ingredion, Inc.	55,737	7,792,033
Lamb Weston Hldgs., Inc.	114,209	6,447,098
Other Securities	1,134,448	38,322,620

		52,561,751

ENERGY (4.1%)
HollyFrontier Corp.	137,159	7,025,284
Other Securities	3,310,728	52,476,161

		59,501,445

FINANCIALS (16.5%)
Alleghany Corp.*	11,974	7,137,582
American Financial Group, Inc.	54,005	5,861,703
East West Bancorp, Inc.	111,239	6,766,668
FactSet Research Systems, Inc.	30,330	5,846,411
MarketAxess Hldgs., Inc.	29,364	5,924,187
MSCI, Inc. Cl A	70,171	8,879,437
Reinsurance Grp. of America, Inc.	49,714	7,751,904
SEI Investments Co.	100,674	7,234,434
Signature Bank*	41,487	5,694,506
SVB Financial Group*	40,752	9,526,590
Other Securities	5,191,317	169,005,006

		239,628,428

HEALTH CARE (7.2%)
Abiomed, Inc.*	32,621	6,113,502
STERIS PLC	66,323	5,801,273
Teleflex, Inc.	35,123	8,739,305
WellCare Health Plans, Inc.*	34,434	6,925,022
West Pharmaceutical Svcs., Inc.	58,022	5,725,031
Other Securities	1,525,596	71,699,464

		105,003,597

INDUSTRIALS (15.2%)
Copart, Inc.*	156,181	6,745,457
Graco, Inc.	128,715	5,820,492
Hubbell, Inc.	42,693	5,778,071
Huntington Ingalls Industries, Inc.	35,195	8,295,462

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED):
INDUSTRIALS (CONTINUED)
IDEX Corp.	59,507	$7,853,139
JetBlue Airways Corp.*	251,332	5,614,757
Lennox International, Inc.	29,423	6,127,634
Manpowergroup, Inc.	51,616	6,509,294
Nordson Corp.	39,194	5,738,002
Old Dominion Freight Line, Inc.	53,197	6,998,065
Orbital ATK, Inc.	44,911	5,905,797
Other Securities	2,447,868	148,340,351

		219,726,521

INFORMATION TECHNOLOGY (16.6%)
Broadridge Financial Solutions, Inc.	90,678	8,213,613
CDK Global, Inc.	101,846	7,259,583
Cognex Corp.	135,630	8,295,131
Henry (Jack) & Associates, Inc.	59,871	7,002,512
IPG Photonics Corp.*	29,176	6,247,457
Keysight Technologies, Inc.*	145,202	6,040,403
Leidos Hldgs., Inc.	111,079	7,172,371
Take-Two Interactive Software, Inc.*	88,578	9,724,088
Teradyne, Inc.	151,190	6,330,325
Trimble Navigation Ltd.*	195,191	7,932,562
Other Securities	3,556,042	167,132,891

		241,350,936

MATERIALS (6.8%)
Steel Dynamics, Inc.	183,287	7,905,168
The Chemours Co.	143,351	7,176,151
Other Securities	1,772,637	83,899,463

		98,980,782

REAL ESTATE (8.7%)
Camden Property Trust	72,628	6,686,134
Kilroy Realty Corp.	77,070	5,753,276
Other Securities	3,664,813	114,229,927

		126,669,337

TELECOMMUNICATION SERVICES (0.1%)
Other Securities	73,210	2,035,238

UTILITIES (5.1%)
Atmos Energy Corp.	86,838	7,458,516
UGI Corp.	134,247	6,302,897
Westar Energy, Inc.	111,405	5,882,184
Other Securities	1,192,372	53,840,320

		73,483,917

TOTAL INDEXED ASSETS-COMMON STOCKS
(Cost: $1,011,902,982) 95.5%		1,386,920,057

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-CAP EQUITY INDEX FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.6%)
U.S. Treasury Bill (1)	A-1+	1.05 - 1.25	01/02/18 - 03/01/18	$38,400,000	$38,349,864

COMMERCIAL PAPER (1.9%)
New Jersey Natural Gas	A-1	1.64	01/04/18	2,400,000	2,399,453
Procter & Gamble Co.†	A-1+	1.48	01/17/18	15,000,000	14,988,899
Toyota Motor Credit Corp.	A-1+	1.26	01/03/18	10,000,000	9,998,597

					27,386,949

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $65,736,813) 4.5%					65,736,813

TOTAL INVESTMENTS (Cost: $1,077,639,795) 100.0%					1,452,656,870

OTHER NET ASSETS -0.0% (2)					(623,763)

NET ASSETS 100.0%					$1,452,033,107

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
FINANCIALS (92.9%)
iShares Core MSCI EAFE ETF	500,019	$33,046,256
iShares Core MSCI Europe ETF	393,284	19,731,058
iShares Core MSCI Pacific ETF	177,010	10,555,106
iShares Edge MSCI Emerging Markets ETF	239,149	14,530,693
iShares MSCI EAFE ETF	2,780,851	195,521,634
iShares MSCI EAFE Growth ETF	492,363	39,753,389
iShares MSCI EAFE Small-Cap ETF	177,935	11,471,469
iShares MSCI EAFE Value ETF	689,386	38,057,554
Vanguard FTSE Developed Markets ETF	2,129,980	95,550,903
Vanguard FTSE Europe ETF	424,630	25,116,865
Vanguard FTSE Pacific ETF	220,480	16,072,992

		499,407,919

TOTAL COMMON STOCKS
(Cost: $429,063,976) 92.9%		499,407,919

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (5.2%)
U.S. Treasury Bill	A-1+	1.00 - 1.25	01/02/18 - 02/15/18	$28,000,000	$27,985,218

COMMERCIAL PAPER (1.9%)
New Jersey Natural Gas	A-1	1.64	01/04/18	5,000,000	4,998,861
Toyota Motor Credit Corp.	A-1+	1.26	01/03/18	5,000,000	4,999,299

					9,998,160

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $37,983,378) 7.1%					37,983,378

TOTAL INVESTMENTS (Cost: $467,047,354) 100.0%					537,391,297

OTHER NET ASSETS 0.0% (2)					78,785

NET ASSETS 100.0%					$537,470,082

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (7.3%)
Amazon.com, Inc.*	1,384	$1,618,546
Comcast Corp. Cl A	59,006	2,363,190
Home Depot, Inc.	18,404	3,488,110
Ross Stores, Inc.	19,656	1,577,394
Viacom, Inc. Cl B	30,790	948,640
Other Securities	115,288	3,958,589

		13,954,469

CONSUMER STAPLES (2.6%)
PepsiCo, Inc.	17,146	2,056,148
Walgreens Boots Alliance, Inc.	28,230	2,050,063
Other Securities	6,739	813,128

		4,919,339

ENERGY (5.3%)
Baker Hughes, a GE Co.	55,307	1,749,913
Chevron Corp.	13,719	1,717,482
Marathon Petroleum Corp.	30,700	2,025,586
Other Securities	107,646	4,506,469

		9,999,450

FINANCIALS (9.8%)
Ameriprise Financial, Inc.	7,686	1,302,546
Citigroup, Inc.	30,385	2,260,948
CME Group, Inc.	11,064	1,615,897
JPMorgan Chase & Co.	28,544	3,052,495
KeyCorp	76,720	1,547,442
Morgan Stanley	28,862	1,514,389
PNC Financial Svcs. Grp., Inc.	10,410	1,502,059
State Street Corp.	12,892	1,258,388
Synchrony Financial	38,962	1,504,323
Other Securities	43,453	3,083,624

		18,642,111

HEALTH CARE (8.1%)
AbbVie, Inc.	33,388	3,228,953
Aetna, Inc.	11,357	2,048,689
Amgen, Inc.	8,182	1,422,850
Bristol-Myers Squibb Co.	25,270	1,548,546
Gilead Sciences, Inc.	17,443	1,249,617
Johnson & Johnson	16,751	2,340,450
UnitedHealth Group, Inc.	12,662	2,791,465

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTH CARE (CONTINUED)
Other Securities	2,837	$703,775

		15,334,345

INDUSTRIALS (4.8%)
Boeing Co.	10,391	3,064,410
Delta Air Lines, Inc.	32,906	1,842,736
FedEx Corp.	8,438	2,105,619
Lockheed Martin Corp.	4,633	1,487,425
Other Securities	7,912	705,671

		9,205,861

INFORMATION TECHNOLOGY (15.9%)
Alphabet, Inc. Cl A*	3,410	3,592,094
Apple, Inc.	35,431	5,995,983
Applied Materials, Inc.	20,800	1,063,296
Broadcom Ltd.	7,383	1,896,693
Cisco Systems, Inc.	47,253	1,809,790
Corning, Inc.	40,729	1,302,921
DXC Technology Co.	13,749	1,304,780
Microsoft Corp.	53,625	4,587,079
NVIDIA Corp.	6,836	1,322,766
Oracle Corp.	29,952	1,416,131
Total System Services, Inc.	18,597	1,470,837
Other Securities	69,930	4,515,306

		30,277,676

MATERIALS (1.6%)
Other Securities	46,531	3,103,634

REAL ESTATE (1.8%)
American Tower Corp.	13,731	1,959,002
Simon Property Group, Inc.	8,648	1,485,208

		3,444,210

TELECOMMUNICATION SERVICES (0.5%)
Other Securities	57,491	958,950

UTILITIES (1.8%)
NextEra Energy, Inc.	10,950	1,710,281
Sempra Energy	16,076	1,718,846

		3,429,127

TOTAL COMMON STOCKS
(Cost: $88,093,747) 59.5%		113,269,172

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (12.0%)
U.S. Treasury Note	AA+	1.50 - 2.38	02/28/23 - 08/15/27	$7,750,000	$7,600,786
U.S. Treasury Strip	AA+	0.00	11/15/21 -08/15/29	18,550,000	15,153,775

					22,754,561

U.S. GOVERNMENT AGENCIES (11.7%)
MORTGAGE-BACKED OBLIGATIONS (11.4%)
FHLMC	AA+	2.50 - 6.00	02/01/25 - 09/01/47	5,359,142	5,577,282
FHLMC ARM	AA+	2.76 - 4.65	02/01/36 - 09/01/39	107,249	112,249
FHLMC Strip	AA+	3.00	01/15/43	291,334	295,886
FNMA	AA+	2.40 - 8.00	04/01/18 - 12/25/49	12,177,812	12,646,590
FNMA Strip	AA+	3.00	08/25/42	233,460	233,540
GNMA (3)	AA+	4.00 - 7.00	04/15/31 - 10/20/43	1,456,242	1,550,398
Small Business Administration (3)	AA+	2.81	06/01/37	1,323,294	1,326,814
Other Securities				123,499	128,909

					21,871,668

NON-MORTGAGE-BACKED OBLIGATIONS (0.3%)
FHLMC	AA+	0.00	11/29/19	500,000	478,864

CORPORATE DEBT (13.9%)
CONSUMER DISCRETIONARY (2.9%)
Viacom, Inc.	BBB-	3.25	03/15/23	350,000	340,180
Other Securities				5,061,000	5,205,806

					5,545,986

CONSUMER STAPLES (0.7%)
Other Securities				1,325,000	1,359,289

ENERGY (1.3%)
Other Securities				2,460,000	2,495,228

FINANCIALS (3.0%)
Synchrony Financial	BBB-	3.70	08/04/26	400,000	394,368
Other Securities				4,850,000	5,061,105
Other Securities†				273,000	284,986

					5,740,459

HEALTH CARE (1.5%)
Other Securities				2,715,000	2,826,606

INDUSTRIALS (0.6%)
Other Securities				800,000	817,173
Other Securities†				300,000	300,895

					1,118,068

INFORMATION TECHNOLOGY (1.2%)
Applied Materials, Inc.	A-	3.90	10/01/25	350,000	371,496
Other Securities				1,885,000	1,951,233

					2,322,729

MATERIALS (0.9%)
Other Securities				1,700,000	1,750,351

REAL ESTATE (0.9%)
Other Securities				1,650,000	1,716,042

TELECOMMUNICATION SERVICES (0.2%)
Other Securities				350,000	350,622

UTILITIES (0.7%)
Other Securities				1,240,000	1,303,089

TOTAL LONG-TERM DEBT SECURITIES (Cost: $70,140,235) 37.6%					71,633,562

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — COMPOSITE FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.3%)
U.S. Treasury Bill	A-1+	1.00	01/02/18	$2,600,000	$2,599,783

COMMERCIAL PAPER (1.1%)
Estee Lauder Cos.†	A-1	1.40	01/02/18	2,000,000	1,999,767

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,599,550) 2.4%					4,599,550

TOTAL INVESTMENTS (Cost: $162,833,532) 99.5%					189,502,284

OTHER NET ASSETS 0.5%					868,631

NET ASSETS 100.0%					$190,370,915

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.1%)	21,028,408	$30,339,830
Equity Index Fund (22.8%)	5,601,241	22,985,867
Mid-Cap Equity Index Fund (5.8%)	2,488,936	5,830,114
Mid-Term Bond Fund (33.2%)	32,156,863	33,475,294
Money Market Fund (8.1%)	6,800,751	8,188,254

TOTAL INVESTMENTS (Cost: $97,648,449) 100.0%	100,819,359

OTHER NET ASSETS -0.0% (2)		(697)

NET ASSETS 100.0%		$100,818,662

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.6%)	4,362,194	$6,293,782
Equity Index Fund (25.7%)	1,596,211	6,550,388
International Fund (4.7%)	1,324,331	1,197,602
Mid-Cap Equity Index Fund (8.5%)	926,995	2,171,404
Mid-Term Bond Fund (31.7%)	7,784,829	8,104,006
Money Market Fund (4.8%)	1,023,545	1,232,370

TOTAL INVESTMENTS (Cost: $24,241,164) 100.0%		25,549,552

OTHER NET ASSETS 0.0% (2)		415

NET ASSETS 100.0%		$25,549,967

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.9%)	25,670,752	$37,037,812
Equity Index Fund (29.8%)	11,229,380	46,082,119
International Fund (5.2%)	8,894,550	8,043,404
Mid-Cap Equity Index Fund (10.0%)	6,644,139	15,563,312
Mid-Term Bond Fund (26.1%)	38,918,195	40,513,841
Money Market Fund (2.9%)	3,679,837	4,430,605
Small Cap Growth Fund (1.1%)	1,102,740	1,702,980
Small Cap Value Fund (1.0%)	930,010	1,613,834

TOTAL INVESTMENTS (Cost: $140,319,928) 100.0%		154,987,907

OTHER NET ASSETS -0.0% (2)		(1,994)

NET ASSETS 100.0%		$154,985,913

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.6%)	82,418,401	$118,913,434
Equity Index Fund (33.5%)	42,890,919	176,011,895
International Fund (8.2%)	47,574,138	43,021,626
Mid-Cap Equity Index Fund (11.9%)	26,604,901	62,319,639
Mid-Term Bond Fund (19.3%)	97,214,071	101,199,848
Small Cap Growth Fund (2.2%)	7,351,543	11,353,121
Small Cap Value Fund (2.3%)	6,936,328	12,036,520

TOTAL INVESTMENTS (Cost: $465,283,860) 100.0%		524,856,083

OTHER NET ASSETS -0.0% (2)		(3,510)

NET ASSETS 100.0%		$524,852,573

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (21.3%)	101,538,642	$146,500,156
Equity Index Fund (36.3%)	60,738,196	249,251,940
International Fund (9.9%)	75,073,605	67,889,586
Mid-Cap Equity Index Fund (14.7%)	42,896,732	100,481,819
Mid-Term Bond Fund (9.7%)	63,565,556	66,171,743
Small Cap Growth Fund (4.0%)	17,882,708	27,616,588
Small Cap Value Fund (4.1%)	16,034,840	27,825,050

TOTAL INVESTMENTS (Cost: $597,276,964) 100.0%		685,736,882

OTHER NET ASSETS -0.0% (2)		(4,468)

NET ASSETS 100.0%		$685,732,414

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (18.9%)	76,031,998	$109,699,118
Equity Index Fund (38.0%)	53,538,458	219,706,306
International Fund (11.6%)	74,007,031	66,925,076
Mid-Cap Equity Index Fund (18.7%)	46,112,192	108,013,752
Mid-Term Bond Fund (2.2%)	12,037,438	12,530,973
Small Cap Growth Fund (5.3%)	19,762,768	30,519,999
Small Cap Value Fund (5.3%)	17,470,136	30,315,700

TOTAL INVESTMENTS (Cost: $492,216,031) 100.0%		577,710,924

OTHER NET ASSETS -0.0% (2)		(3,764)

NET ASSETS 100.0%		$577,707,160

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
MUTUAL OF AMERICA INVESTMENT CORPORATION
Bond Fund (14.6%)	48,849,599	$70,480,300
Equity Index Fund (39.8%)	46,993,461	192,847,537
International Fund (12.1%)	64,582,412	58,402,327
Mid-Cap Equity Index Fund (21.5%)	44,436,252	104,088,009
Small Cap Growth Fund (6.0%)	19,010,258	29,357,883
Small Cap Value Fund (6.0%)	16,711,043	28,998,455

TOTAL INVESTMENTS (Cost: $405,662,756) 100.0%		484,174,511

OTHER NET ASSETS -0.0% (2)		(3,148)

NET ASSETS 100.0%		$484,171,363

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (12.2%)	33,092,653	$47,746,145
Equity Index Fund (38.6%)	36,965,757	151,696,748
International Fund (13.5%)	58,492,567	52,895,238
Mid-Cap Equity Index Fund (21.2%)	35,593,198	83,373,933
Small Cap Growth Fund (7.3%)	18,656,806	28,812,042
Small Cap Value Fund (7.2%)	16,288,953	28,266,008

TOTAL INVESTMENTS (Cost: $326,535,069) 100.0%		392,790,114

OTHER NET ASSETS -0.0% (2)		(2,591)

NET ASSETS 100.0%		$392,787,523

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.9%)	30,126,471	$43,466,532
Equity Index Fund (36.9%)	39,321,078	161,362,300
International Fund (14.2%)	68,587,524	62,024,178
Mid-Cap Equity Index Fund (22.4%)	41,866,235	98,067,970
Small Cap Growth Fund (8.4%)	23,719,298	36,630,139
Small Cap Value Fund (8.2%)	20,631,832	35,802,149

TOTAL INVESTMENTS (Cost: $356,025,178) 100.0%		437,353,268

OTHER NET ASSETS -0.0% (2)		(2,892)

NET ASSETS 100.0%		$437,350,376

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.2%)	14,621,592	$21,096,062
Equity Index Fund (35.3%)	22,037,429	90,435,215
International Fund (15.6%)	44,349,573	40,105,630
Mid-Cap Equity Index Fund (22.4%)	24,493,001	57,372,700
Small Cap Growth Fund (9.4%)	15,575,392	24,053,358
Small Cap Value Fund (9.1%)	13,505,767	23,436,382

TOTAL INVESTMENTS (Cost: $228,116,484) 100.0%		256,499,347

OTHER NET ASSETS -0.0% (2)		(1,122)

NET ASSETS 100.0%		$256,498,225

MUTUAL OF AMERICA INVESTMENT CORPORATION — 2055 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.2%)	1,942,909	$2,803,233
Equity Index Fund (32.6%)	2,731,965	11,211,191
International Fund (16.9%)	6,408,644	5,795,381
Mid-Cap Equity Index Fund (22.3%)	3,258,944	7,633,789
Small Cap Growth Fund (10.1%)	2,249,265	3,473,580
Small Cap Value Fund (9.9%)	1,954,964	3,392,424

TOTAL INVESTMENTS (Cost: $32,726,349) 100.0%		34,309,598

OTHER NET ASSETS -0.0% (2)		(140)

NET ASSETS 100.0%		$34,309,458

MUTUAL OF AMERICA INVESTMENT CORPORATION — CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.7%)	32,177,928	$46,426,379
Equity Index Fund (25.6%)	9,761,314	40,057,603
International Fund (5.0%)	8,721,043	7,886,500
Mid-Cap Equity Index Fund (5.1%)	3,433,638	8,042,996
Mid-Term Bond Fund (34.6%)	51,973,692	54,104,613

TOTAL INVESTMENTS (Cost: $148,348,099) 100.0%		156,518,091

OTHER NET ASSETS -0.0% (2)		(211)

NET ASSETS 100.0%		$156,517,880

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.5%)	67,471,627	$97,348,198
Equity Index Fund (35.5%)	34,383,276	141,098,993
International Fund (10.0%)	43,883,861	39,684,483
Mid-Cap Equity Index Fund (15.3%)	25,917,716	60,709,968
Mid-Term Bond Fund (14.7%)	56,045,963	58,343,848

TOTAL INVESTMENTS (Cost: $334,548,706) 100.0%		397,185,490

OTHER NET ASSETS -0.0% (2)		(551)

NET ASSETS 100.0%		$397,184,939

MUTUAL OF AMERICA INVESTMENT CORPORATION — AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (19.5%)	41,106,085	$59,307,942
Equity Index Fund (35.3%)	26,188,134	107,468,506
International Fund (14.9%)	50,129,203	45,332,189
Mid-Cap Equity Index Fund (20.3%)	26,321,148	61,654,972
Small Cap Growth Fund (5.0%)	9,950,630	15,366,937
Small Cap Value Fund (5.0%)	8,828,590	15,320,137

TOTAL INVESTMENTS (Cost: $237,221,918) 100.0%		304,450,683

OTHER NET ASSETS -0.0% (2)		(1,319)

NET ASSETS 100.0%		$304,449,364

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (26.7%)
U.S. Treasury Bill	A-1+	1.02	01/11/18	$1,600,000	$1,599,453
U.S. Treasury Bill	A-1+	1.03	01/02/18	2,800,000	2,799,759
U.S. Treasury Bill	A-1+	1.05	01/04/18	2,400,000	2,399,649
U.S. Treasury Bill	A-1+	1.06	01/18/18	1,700,000	1,699,047
U.S. Treasury Bill	A-1+	1.11	01/18/18	500,000	499,707
U.S. Treasury Bill	A-1+	1.15	01/18/18	900,000	899,453
U.S. Treasury Bill	A-1+	1.15	01/25/18	400,000	399,666
U.S. Treasury Bill	A-1+	1.18	01/25/18	1,500,000	1,498,720
U.S. Treasury Bill	A-1+	1.25	02/15/18	2,100,000	2,096,567
U.S. Treasury Bill	A-1+	1.25	03/01/18	2,900,000	2,894,249
U.S. Treasury Bill	A-1+	1.26	02/15/18	2,100,000	2,096,555

					18,882,825

U.S. GOVERNMENT AGENCIES (12.4%)
FHLB	A-1+	1.17	01/22/18	100,000	99,925
FHLB	A-1+	1.18	01/10/18	1,100,000	1,099,601
FHLB	A-1+	1.20	01/09/18	1,700,000	1,699,433
FHLB	A-1+	1.21	01/16/18	1,100,000	1,099,371
FHLB	A-1+	1.28	02/01/18	1,500,000	1,498,232
FHLB	A-1+	1.30	02/07/18	2,100,000	2,097,041
FHLB	A-1+	1.30	02/16/18	1,200,000	1,197,919

					8,791,522

COMMERCIAL PAPER (60.9%)
Apple, Inc.†	A-1+	1.20	01/10/18	2,100,000	2,099,229
Chevron Corp.†	A-1+	1.20	01/08/18	2,700,000	2,699,189
Cisco Systems, Inc.†	A-1+	1.30	01/03/18	600,000	599,913
Coca-Cola Co.†	A-1+	1.23	01/12/18	1,800,000	1,799,199
Deere & Co.†	A-1	1.36	01/17/18	2,100,000	2,098,571
Emerson Electric Co.†	A-1	1.27	01/26/18	2,700,000	2,697,426
Estee Lauder Cos.†	A-1	1.20	01/04/18	2,700,000	2,699,550
Exxon Mobil Corp.	A-1+	1.39	01/10/18	1,700,000	1,699,278
Hershey Foods†	A-1	1.45	01/03/18	2,000,000	1,999,678
Illinois Tool Works, Inc.†	A-1	1.25	01/16/18	2,700,000	2,698,404
Intercontinental Exchange, Inc.†	A-1	1.58	01/30/18	2,750,000	2,746,258
Microsoft Corp.†	A-1+	1.23	01/09/18	1,700,000	1,699,418
New Jersey Natural Gas†	A-1	1.64	01/04/18	2,600,000	2,599,408
NIKE, Inc.†	A-1+	1.33	01/11/18	2,200,000	2,199,024
Procter & Gamble Co.†	A-1+	1.31	02/01/18	2,400,000	2,397,115
QUALCOMM, Inc.†	A-1	1.23	01/03/18	2,700,000	2,699,630
Simon Property Group LP†	A-1	1.35	01/23/18	1,100,000	1,099,009
Simon Property Group LP†	A-1	1.47	01/29/18	630,000	629,228
Toyota Motor Credit Corp.	A-1+	1.36	01/24/18	2,500,000	2,497,637
Unilever Capital†	A-1	1.22	01/08/18	650,000	649,801
Wal-Mart Stores, Inc.†	A-1+	1.21	01/05/18	1,900,000	1,899,616
Washington Gas Light Co.	A-1	1.75	01/05/18	900,000	899,737

					43,106,318

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $70,780,274) 100.0%					70,780,665

TOTAL INVESTMENTS (Cost: $70,780,274) 100.0%					70,780,665

OTHER NET ASSETS 0.0% (2)					18,728

NET ASSETS 100.0%					$70,799,393

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (48.2%)
U.S. Treasury Note	AA+	0.75 - 2.00	07/15/19 - 08/15/26	$231,800,000	$224,460,151
U.S. Treasury Strip	AA+	0.00	08/15/18	45,000,000	44,545,135

					269,005,286

U.S. GOVERNMENT AGENCIES (7.5%)
MORTGAGE-BACKED OBLIGATIONS (1.1%)
FHLMC	AA+	7.50	03/15/21	1,798	1,888
Small Business Administration (3)	AA+	2.88	05/01/37	5,861,895	5,892,974

					5,894,862

NON-MORTGAGE-BACKED OBLIGATIONS (6.4%)
FHLMC	AA+	0.00	11/29/19	13,500,000	12,929,315
FNMA	AA+	0.00	10/09/19	23,000,000	22,151,323
Other Securities				900,000	842,112

					35,922,750

CORPORATE DEBT (43.6%)
CONSUMER DISCRETIONARY (7.5%)
Advance Auto Parts, Inc.	BBB-	4.50 - 5.75	05/01/20 - 12/01/23	2,250,000	2,385,226
Coach, Inc.	BBB-	3.00	07/15/22	2,500,000	2,491,168
Expedia, Inc.	BBB-	5.95	08/15/20	2,000,000	2,151,776
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	2,000,000	2,120,000
Gap, Inc.	BB+	5.95	04/12/21	2,000,000	2,156,574
Marriott International, Inc.	BBB	3.00 - 3.38	03/01/19 - 02/15/23	4,000,000	4,018,073
NVR, Inc.	BBB+	3.95	09/15/22	2,000,000	2,087,834
Scripps Networks Interactive, Inc.	BBB	3.50	06/15/22	2,500,000	2,525,200
Tupperware Brands Corp.	BBB-	4.75	06/01/21	2,000,000	2,108,424
Viacom, Inc.	BBB-	3.25	03/15/23	2,500,000	2,429,860
Wyndham Worldwide Corp.	BBB-	4.15	04/01/24	2,500,000	2,511,693
Other Securities				14,373,000	14,631,146

					41,616,974

CONSUMER STAPLES (3.3%)
Flowers Foods, Inc.	BBB	4.38	04/01/22	2,000,000	2,120,604
Mead Johnson Nutrition Co.	A-	4.90	11/01/19	3,075,000	3,220,555
Other Securities				12,790,000	12,910,880

					18,252,039

ENERGY (2.7%)
SESI LLC	BB-	7.13	12/15/21	2,150,000	2,203,750
Other Securities				12,964,000	12,880,855

					15,084,605

FINANCIALS (11.4%)
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,161,312
American Int’l. Group, Inc.	BBB+	4.13	02/15/24	2,000,000	2,113,206
Ares Capital Corp.	BBB	3.63	01/19/22	2,500,000	2,510,338
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	2,000,000	2,117,022
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,128,448
Block Financial LLC	BBB	5.50	11/01/22	2,472,000	2,656,228
Capital One Financial Corp.	BBB	4.75	07/15/21	2,000,000	2,136,958
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,274,000	1,374,938
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	750,000	781,559
Fifth Third Bancorp	BBB	4.30	01/16/24	2,500,000	2,653,393
First Tennessee Bank	BBB	2.95	12/01/19	2,200,000	2,214,641
FS Investment Corp.	BBB	4.75	05/15/22	2,675,000	2,753,888
Lincoln National Corp.	A-	4.00	09/01/23	2,000,000	2,087,830
Moody’s Corp.	BBB+	5.50	09/01/20	2,000,000	2,153,730
Nasdaq, Inc.	BBB	5.55	01/15/20	2,150,000	2,278,923
Prospect Capital Corp.	BBB-	4.95 - 5.88	07/15/22 - 03/15/23	4,425,000	4,477,174
Other Securities				25,920,000	26,208,478
Other Securities†				1,000,000	997,146

					63,805,212

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — MID-TERM BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
HEALTH CARE (4.3%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	$2,000,000	$2,123,684
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	2,000,000	2,116,706
PerkinElmer, Inc.	BBB	5.00	11/15/21	2,000,000	2,156,256
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,000,000	2,089,978
Thermo Fisher Scientific, Inc.	BBB	3.60 - 4.50	03/01/21 - 08/15/21	2,000,000	2,113,451
Other Securities				13,000,000	13,127,321

					23,727,396

INDUSTRIALS (2.8%)
L-3 Communications Corp.	BBB-	5.20	10/15/19	2,000,000	2,094,832
Valmont Industries, Inc.	BBB+	6.63	04/20/20	2,000,000	2,175,978
Verisk Analytics, Inc.	BBB-	4.13	09/12/22	2,000,000	2,087,972
Other Securities				8,000,000	8,044,984
Other Securities†				1,300,000	1,303,877

					15,707,643

INFORMATION TECHNOLOGY (4.1%)
Adobe Systems, Inc.	A	4.75	02/01/20	2,000,000	2,100,234
Avnet, Inc.	BBB-	3.75 - 5.88	06/15/20 - 12/01/21	2,080,000	2,158,523
eBay, Inc.	BBB+	2.88	08/01/21	2,100,000	2,120,849
Juniper Networks, Inc.	BBB	4.50 - 4.60	03/15/21 - 03/15/24	2,100,000	2,189,245
Other Securities				14,126,000	14,509,274

					23,078,125

MATERIALS (2.6%)
Domtar Corp.	BBB-	4.40	04/01/22	2,000,000	2,104,060
Other Securities				12,437,000	12,626,984

					14,731,044

REAL ESTATE (2.8%)
CBRE Services, Inc.	BBB	5.25	03/15/25	2,000,000	2,199,840
Omega Healthcare Investors, Inc.	BBB-	4.38 - 4.50	08/01/23 - 01/15/25	2,500,000	2,524,369
Vornado Realty LP	BBB		01/15/22	2,000,000	2,145,434
Other Securities				8,660,000	8,901,247

					15,770,890

TELECOMMUNICATION SERVICES (0.4%)
Other Securities				2,000,000	2,004,080

UTILITIES (1.7%)
National Fuel Gas Co.	BBB	4.90	12/01/21	2,000,000	2,106,262
Other Securities				5,900,000	6,199,499
Other Securities†				1,400,000	1,113,000

					9,418,761

TOTAL LONG-TERM DEBT SECURITIES (Cost: $554,702,291) 99.3%					554,019,667

SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.1%)
Home Depot, Inc.†	A-1	1.44	01/02/18	800,000	799,904

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $799,904) 0.1%					799,904

TOTAL INVESTMENTS (Cost: $555,502,195) 99.4%					554,819,571

OTHER NET ASSETS 0.6%					3,383,446

NET ASSETS 100.0%					$558,203,017

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (24.2%)
U.S. Treasury Note	AA+	0.75 - 2.38	07/15/19 - 08/15/27	$231,750,000	$226,126,155
U.S. Treasury Strip	AA+	0.00	08/15/25 - 08/15/37	110,000,000	81,574,590

					307,700,745

U.S. GOVERNMENT AGENCIES (29.0%)
MORTGAGE-BACKED OBLIGATIONS (27.8%)
FHLMC	AA+	2.50 - 6.00	03/01/21 - 11/01/47	129,226,651	132,914,918
FHLMC ARM	AA+	2.76 - 4.65	02/01/36 - 04/01/42	1,025,237	1,064,181
FHLMC Strip	AA+	3.00	01/15/43	2,913,341	2,958,856
FNMA	AA+	2.25 - 8.00	04/01/18 - 07/01/56	163,394,226	169,436,907
FNMA ARM	AA+	2.40	05/01/43	1,708,644	1,711,053
FNMA Strip	AA+	3.00	08/25/42	1,297,002	1,297,447
GNMA (3)	AA+	2.68 - 7.00	04/15/24 - 10/16/47	24,764,344	25,906,283
Small Business Admin. Particip. (3)	AA+	2.80 - 2.88	01/01/37 - 06/01/37	19,022,125	19,082,126
Other Securities				679,246	708,998

					355,080,769

NON-MORTGAGE-BACKED OBLIGATIONS (1.2%)
FHLMC	AA+	0.00	11/29/19	11,000,000	10,534,997
FNMA	AA+	0.00	10/09/19	5,050,000	4,863,660

					15,398,657

CORPORATE DEBT (45.6%)
CONSUMER DISCRETIONARY (7.7%)
Advance Auto Parts, Inc.	BBB-	4.50 - 5.75	05/01/20 - 12/01/23	5,000,000	5,296,137
Amazon.com, Inc.	AA-	5.20	12/03/25	5,000,000	5,739,720
AutoZone, Inc.	BBB	3.25 - 4.00	11/15/20 - 04/15/25	5,700,000	5,828,128
Gap, Inc.	BB+	5.95	04/12/21	5,000,000	5,391,435
Harman Int’l. Industries, Inc.	BBB+	4.15	05/15/25	5,000,000	5,169,725
Marriott International, Inc.	BBB	3.00 - 3.38	03/01/19 - 02/15/23	7,000,000	7,059,061
Scripps Networks Interactive, Inc.	BBB	3.50	06/15/22	5,000,000	5,050,400
Other Securities				58,374,000	59,579,126

					99,113,732

CONSUMER STAPLES (2.1%)
Other Securities				25,195,000	26,153,771

ENERGY (3.7%)
Kinder Morgan Energy Partners	BBB-	4.30	05/01/24	5,000,000	5,205,790
Other Securities				40,600,000	41,364,956

					46,570,746

FINANCIALS (11.0%)
Alleghany Corp.	BBB+	4.95 - 5.63	09/15/20 - 06/27/22	5,000,000	5,377,969
American Express Co.	BBB	3.63	12/05/24	5,000,000	5,144,730
American Int’l. Group, Inc.	BBB+	3.75	07/10/25	5,000,000	5,155,120
Bank of America Corp.	BBB+	3.95	04/21/25	5,000,000	5,170,590
Block Financial LLC	BBB	5.25 - 5.50	11/01/22 - 10/01/25	5,250,000	5,638,055
Citigroup, Inc.	BBB	3.88	03/26/25	5,000,000	5,118,245
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	5,000,000	4,996,760
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,500,000	1,618,844
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	3,500,000	3,647,277
Fifth Third Bancorp	BBB	4.30	01/16/24	5,000,000	5,306,785
First Tennessee Bank	BBB	2.95	12/01/19	5,000,000	5,033,275
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	5,000,000	5,215,615
Lincoln National Corp.	A-	4.00 - 4.85	06/24/21 - 09/01/23	5,000,000	5,243,097
Old Republic Int’l. Corp.	BBB+	3.88	08/26/26	5,000,000	5,033,150
Signet UK Finance PLC	BBB-	4.70	06/15/24	5,000,000	4,923,090
Synchrony Financial	BBB-	2.70 - 3.70	02/03/20 - 08/04/26	5,000,000	4,966,906

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
CORPORATE DEBT (CONTINUED)
FINANCIALS (CONTINUED)
Unum Group	BBB	4.00	03/15/24	$5,000,000	$5,206,680
Voya Financial, Inc.	BBB	3.65	06/15/26	5,000,000	5,056,520
Wells Fargo & Co.	A-	3.45 - 4.13	02/13/23 - 08/15/23	5,000,000	5,130,736
Other Securities				44,750,000	46,966,096
Other Securities†				710,000	755,263

					140,704,803

HEALTH CARE (4.4%)
Anthem, Inc.	A	3.30 - 4.35	08/15/20 - 01/15/23	5,539,000	5,686,339
Owens & Minor, Inc.	BBB-	3.88 - 4.38	09/15/21 - 12/15/24	5,000,000	5,060,407
Quest Diagnostics, Inc.	BBB+	3.50 - 4.75	01/30/20 - 03/30/25	4,700,000	4,888,020
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	5,000,000	5,012,245
Other Securities				34,000,000	35,567,459

					56,214,470

INDUSTRIALS (2.4%)
Verisk Analytics, Inc.	BBB-	4.00	06/15/25	5,000,000	5,170,455
Other Securities				21,650,000	22,221,774
Other Securities†				3,000,000	3,008,946

					30,401,175

INFORMATION TECHNOLOGY (4.6%)
Applied Materials, Inc.	A-	3.90	10/01/25	5,000,000	5,307,080
eBay, Inc.	BBB+	2.88	08/01/21	5,000,000	5,049,640
Fidelity Nat’l. Information	BBB	3.88	06/05/24	5,000,000	5,219,235
Juniper Networks, Inc.	BBB	4.50 - 4.60	03/15/21 - 03/15/24	5,000,000	5,216,326
Keysight Technologies, Inc.	BBB-	4.55	10/30/24	5,000,000	5,304,545
Lam Research Corp.	BBB+	2.75	03/15/20	5,000,000	5,035,395
Motorola Solutions, Inc.	BBB-	3.75 - 4.00	05/15/22 - 09/01/24	5,000,000	5,134,245
Other Securities				21,020,000	21,788,283

					58,054,749

MATERIALS (4.4%)
Domtar Corp.	BBB-	4.40	04/01/22	5,000,000	5,260,150
Dow Chemical Co.	BBB	3.50	10/01/24	4,800,000	4,938,456
Sherwin-Williams Co.	BBB	3.95	01/15/26	5,000,000	5,214,160
Other Securities				40,100,000	41,132,360

					56,545,126

REAL ESTATE (3.2%)
Mack-Cali Realty LP	BBB-	4.50	04/18/22	5,000,000	5,009,770
Other Securities				34,050,000	35,280,530

					40,290,300

TELECOMMUNICATION SERVICES (0.4%)
AT&T, Inc.	BBB+	3.00	02/15/22 - 06/30/22	5,000,000	5,009,936

UTILITIES (1.7%)
National Fuel Gas Co.	BBB	4.90 - 5.20	12/01/21 - 07/15/25	5,000,000	5,304,597
SCANA Corp.	BBB-	4.13 - 4.75	05/15/21 - 02/01/22	5,000,000	5,122,015
Other Securities				9,225,000	9,738,500
Other Securities†				2,000,000	1,590,000

					21,755,112

SOVEREIGN DEBT (0.3%)
Sri Lanka AID	NR	6.59	09/15/28	2,806,886	3,258,795

TOTAL LONG-TERM DEBT SECURITIES (Cost: $1,247,818,454) 99.1%					1,262,252,886

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION — BOND FUND

SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.7%)
Home Depot, Inc.†	A-1	1.44	01/02/18	$8,700,000	$8,698,956

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $8,698,956) 0.7%					8,698,956

TOTAL INVESTMENTS (Cost: $1,256,517,410) 99.8%					1,270,951,842

OTHER NET ASSETS 0.2%					3,176,189

NET ASSETS 100.0%					$1,274,128,031

The accompanying notes are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO SUMMARY PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2017

Abbreviations:	ARM = Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

“Other Securities” represent securities in the respective category that individually, or in the aggregate by issuer, do not exceed 1% of net assets.

*	Non-income producing security.

**	Ratings as per Standard & Poor’s Corporation (unaudited).

†	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$24,981,498	0.9%
ALL AMERICA FUND	$2,299,730	0.7%
SMALL CAP VALUE FUND	$1,199,860	0.2%
MID-CAP EQUITY INDEX FUND	$14,988,899	1.0%
COMPOSITE FUND	$2,585,648	1.4%
MONEY MARKET FUND	$38,009,666	53.7%
MID-TERM BOND FUND	$6,370,424	1.1%
BOND FUND	$19,319,286	1.5%

††	One security within the category is a Level 3 Security.

(1)	This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts. Information on futures contracts outstanding in the Funds as of December 31, 2017, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value	Unrealized Gain(Loss)(a)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	797	E-mini S&P 500 Stock Index	P	March 2018	$106,638,600	$517,095	3.9%
ALL AMERICA FUND	84	E-mini S&P 500 Stock Index	P	March 2018	$11,239,200	$91,979	3.5%
MID-CAP EQUITY INDEX FUND	343	E-mini S&P MidCap 400 Stock Index	P	March 2018	$65,252,320	$225,422	4.5%

(a)	Includes the cumulative appreciation(depreciation) of futures contracts, which is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. The Receivable or Payable for Daily Variation on Futures Contracts in the Statements of Assets and Liabilities only includes the current day’s variation margin payable or receivable.

(2)	Percentage is less than 0.05%.

(3)	U.S. Government guaranteed security.

(This page has been left blank intentionally.)

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
ASSETS
Investments at fair value

(Cost:  Equity Index Fund — $1,578,414,435

All America Fund — $222,592,602

Small Cap Value Fund — $396,949,695

Small Cap Growth Fund — $433,261,273

Mid Cap Value Fund — $79,704,224

Mid-Cap Equity Index Fund — $1,077,639,795

International Fund — $467,047,354

Composite Fund — $162,833,532

Retirement Income Fund — $97,648,449

2010 Retirement Fund — $24,241,164

2015 Retirement Fund — $140,319,928

2020 Retirement Fund — $465,283,860

2025 Retirement Fund — $597,276,964)

(Notes 1 and 3)	$2,709,352,573	$323,520,838	$506,033,304	$551,256,113	$103,234,704
Cash	—	389,337	139,065	28,283	6,642
Interest and dividends receivable	2,623,632	317,896	435,777	251,720	158,318
Receivable for securities sold	1,911,625	730,933	1,232,918	3,970,457	—
Other receivables	—	—	897	3,447	—

TOTAL ASSETS	2,713,887,830	324,959,004	507,841,961	555,510,020	103,399,664

LIABILITIES
Due to custodian bank	1,883,702	—	—	—	—
Payable for securities purchased	—	168,761	2,072,647	526,557	—
Payable for daily variation on future contracts	394,195	40,740	—	—	—
Accrued expenses	24,982	13,148	47,565	81,467	5,508

TOTAL LIABILITIES:	2,302,879	222,649	2,120,212	608,024	5,508

NET ASSETS	$2,711,584,951	$324,736,355	$505,721,749	$554,901,996	$103,394,156

NUMBER OF SHARES OUTSTANDING (Note 4)	660,764,208	136,259,701	291,434,007	359,318,522	60,396,632

NET ASSET VALUES, offering and redemption price per share	$4.10	$2.38	$1.74	$1.54	$1.71

COMPONENTS OF NET ASSETS
Paid-in capital	$1,497,713,598	$208,088,865	$350,797,694	$397,874,817	$70,902,671
Accumulated undistributed net investment income (loss)	43,482,957	3,999,110	7,813,509	182,432	1,717,714
Accumulated undistributed net realized gain (loss) on investments and futures contracts	38,933,163	11,628,165	38,026,937	38,849,907	7,243,291
Net unrealized appreciation (depreciation) of investments and futures contracts	1,131,455,233	101,020,215	109,083,609	117,994,840	23,530,480

NET ASSETS	$2,711,584,951	$324,736,355	$505,721,749	$554,901,996	$103,394,156

(a)	The Retirement and Allocation Funds are invested in affiliated investment companies of Mutual of America Investment Corp.

The accompanying notes are an integral part of these financial statements.

Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$1,452,656,870	$537,391,297	$189,502,284	$100,819,359	(a)	$25,549,552	(a)	$154,987,907	(a)	$524,856,083	(a)	$685,736,882	(a)
181,249	85,342	347,267	—		—		—		—		—
1,966,499	—	525,708	—		—		—		—		—
962,527	—	319	—		—		—		—		—
—	—	—	11,843		8,652		—		—		—

1,455,767,145	537,476,639	190,375,578	100,831,202		25,558,204		154,987,907		524,856,083		685,736,882

—	—	—	—		—		—		—		—
3,303,504	—	—	—		—		—		—		—
416,290	—	—	—		—		—		—		—
14,244	6,557	4,663	12,540		8,237		1,994		3,510		4,468

3,734,038	6,557	4,663	12,540		8,237		1,994		3,510		4,468

$1,452,033,107	$537,470,082	$190,370,915	$100,818,662		$25,549,967		$154,985,913		$524,852,573		$685,732,414

619,888,133	594,344,780	99,760,702	86,397,770		25,359,862		145,270,066		428,449,681		515,854,916

$2.34	$0.90	$1.91	$1.17		$1.01		$1.07		$1.23		$1.33

$973,601,635	$456,331,390	$146,047,799	$94,826,320		$22,807,031		$131,643,744		$441,847,089		$562,854,134
17,265,865	12,148,232	3,867,102	1,751,326		490,991		2,885,420		9,311,834		11,340,011

85,923,110	(1,353,483)	13,787,262	1,070,106		943,557		5,788,770		14,121,427		23,078,351

375,242,497	70,343,943	26,668,752	3,170,910		1,308,388		14,667,979		59,572,223		88,459,918

$1,452,033,107	$537,470,082	$190,370,915	$100,818,662		$25,549,967		$154,985,913		$524,852,573		$685,732,414

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
ASSETS
Investments at fair value

(Cost:  2030 Retirement Fund — $492,216,031

2035 Retirement Fund — $405,662,756

2040 Retirement Fund — $326,535,069

2045 Retirement Fund — $356,025,178

2050 Retirement Fund — $228,116,484

2055 Retirement Fund — $32,726,349

Conservative Allocation Fund — $148,348,099

Moderate Allocation Fund — $334,548,706

Aggressive Allocation Fund — $237,221,918

Money Market Fund — $70,780,274

Mid-Term Bond Fund — $555,502,195

Bond Fund — $1,256,517,410)

(Notes 1 and 3)	$577,710,924	(a)	$484,174,511	(a)	$392,790,114	(a)	$437,353,268	(a)	$256,499,347	(a)
Cash	—		—		—		—		—
Interest and dividends receivable	—		—		—		—		—
Receivable for securities sold	—		—		—		—		—
Other receivables	—		—		—		—		—

TOTAL ASSETS	577,710,924		484,174,511		392,790,114		437,353,268		256,499,347

LIABILITIES
Due to custodian bank	—		—		—		—		—
Payable for securities purchased	—		—		—		—		—
Payable for daily variation on future contracts	—		—		—		—		—
Accrued expenses	3,764		3,148		2,591		2,892		1,122

TOTAL LIABILITIES	3,764		3,148		2,591		2,892		1,122

NET ASSETS	$577,707,160		$484,171,363		$392,787,523		$437,350,376		$256,498,225

NUMBER OF SHARES OUTSTANDING (Note 4)	417,986,579		345,541,845		283,386,019		315,271,648		154,619,686

NET ASSET VALUES, offering and redemption price per share	$1.38		$1.40		$1.39		$1.39		$1.66

COMPONENTS OF NET ASSETS
Paid-in capital	$463,694,853		$382,424,527		$308,126,413		$334,173,506		$218,091,875
Accumulated undistributed net investment income (loss)	9,022,072		7,120,325		5,677,938		6,218,541		3,442,823
Accumulated undistributed net realized gain (loss)on investments and futures contracts	19,495,342		16,114,756		12,728,127		15,630,239		6,580,664
Net unrealized appreciation (depreciation)of investments and futures contracts	85,494,893		78,511,755		66,255,045		81,328,090		28,382,863

NET ASSETS	$577,707,160		$484,171,363		$392,787,523		$437,350,376		$256,498,225

(a)	The Retirement and Allocation Funds are invested in affiliated investment companies of Mutual of America Investment Corp.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$34,309,598	(a)	$156,518,091	(a)	$397,185,490	(a)	$304,450,683	(a)	$70,780,665	$554,819,571	$1,270,951,842
—		—		—		—		18,890	42,035	166,371
—		—		—		—		—	3,380,959	8,263,411
—		—		—		—		—	—	1,350,132
—		—		—		—		—	3,010	2,350

34,309,598		156,518,091		397,185,490		304,450,683		70,799,555	558,245,575	1,280,734,106

—		—		—		—		—	—	—
—		—		—		—		—	—	6,551,100
—		—		—		—		—	—	—
140		211		551		1,319		162	42,558	54,975

140		211		551		1,319		162	42,558	6,606,075

$34,309,458		$156,517,880		$397,184,939		$304,449,364		$70,799,393	$558,203,017	$1,274,128,031

27,964,164		123,302,016		255,351,823		171,830,878		58,802,424	536,217,943	883,024,833

$1.23		$1.27		$1.56		$1.77		$1.20	$1.04	$1.44

$31,818,467		$138,811,410		$308,983,554		$217,921,220		$70,337,336	$546,322,335	$1,224,822,330
320,748		3,300,750		7,438,128		5,093,663		462,689	12,308,917	34,954,410
586,994		6,235,728		18,126,473		14,205,716		(1,023)	254,389	(83,141)
1,583,249		8,169,992		62,636,784		67,228,765		391	(682,624)	14,434,432

$34,309,458		$156,517,880		$397,184,939		$304,449,364		$70,799,393	$558,203,017	$1,274,128,031

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2017

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends	$46,721,379	$5,599,728	$11,813,209	$4,061,240	$2,172,188
Interest	716,385	94,535	262,375	103,482	23,547

Total investment income	47,437,764	5,694,263	12,075,584	4,164,722	2,195,735

EXPENSES
Investment advisory fees (Note 2)	1,787,273	1,231,378	3,540,392	3,608,217	549,847
Other operating expenses
Accounting and recordkeeping expenses	469,882	125,282	102,798	113,980	27,885
Shareholders reports	16,668	17,685	17,760	19,257	14,977
Custodian expenses	39,524	59,933	18,153	22,581	9,931
Independent directors’ fees and expenses	138,148	18,138	29,313	32,421	6,040
Audit	42,903	13,490	13,602	15,468	4,492
Legal and Compliance	109,876	34,548	34,837	39,613	11,505
Administrative	412,727	54,189	87,574	96,860	18,047
Licenses	177,862	14,012	—	—	—
Other	61,659	8,096	13,083	14,470	2,696

Total operating expenses	1,469,249	345,373	317,120	354,650	95,573

Total expenses before reimbursement	3,256,522	1,576,751	3,857,512	3,962,867	645,420
Non-Advisory operating expense reimbursement (Note 2)	(34,543)	—	(52,774)	(94,660)	—
Fee waiver and expense reimbursement (Note 2)	—	—	—	—	—

Net expenses	3,221,979	1,576,751	3,804,738	3,868,207	645,420

Net Investment Income (LOSS)	44,215,785	4,117,512	8,270,846	296,515	1,550,315

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTE 1)
Net realized gain (loss) on:
Investment securities	48,545,934	15,659,746	36,492,214	38,804,225	7,184,494
Futures contracts	13,946,910	1,089,117	—	—	—
Gain distributions from Mutual of America Investment Corp. Funds	—	—	—	—	—

	62,492,844	16,748,863	36,492,214	38,804,225	7,184,494

Change in net unrealized appreciation (depreciation) of:
Investment securities	361,286,026	33,771,687	(6,611,332)	64,349,468	5,161,646
Futures contracts	1,216,902	219,953	—	—	—

	362,502,928	33,991,640	(6,611,332)	64,349,468	5,161,646

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	424,995,772	50,740,503	29,880,882	103,153,693	12,346,140

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$469,211,557	$54,858,015	$38,151,728	$103,450,208	$13,896,455

(a)	The Retirement and Allocation Funds invest in affiliated funds of Mutual of America Investment Corporation and receive dividend income entirely from these affiliated funds.

(b)	The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds also bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

(c)	Realized gains and losses for the Retirement and Allocation Funds resulted from the disposition of shares of the underlying funds.

(d)	Net of foreign taxes of $930,214.

The accompanying notes are an integral part of these financial statements.

Mid-Cap Equity Index Fund	International Fund		Composite Fund	Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund		2025 Retirement Fund

$20,765,859	$12,470,887	(d)	$2,325,407	$1,748,100	(a)	$477,285	(a)	$2,864,268	(a)	$9,105,896	(a)	$10,909,200	(a)
393,360	218,815		2,481,127	—		—		—		—		—

21,159,219	12,689,702		4,806,534	1,748,100		477,285		2,864,268		9,105,896		10,909,200

987,491	340,296		732,205	41,896	(b)	12,299	(b)	74,334	(b)	231,566	(b)	289,898	(b)

273,267	80,881		70,375	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
17,467	14,251		18,310	14,764	(b)	13,958	(b)	16,049	(b)	16,530	(b)	16,456	(b)
32,758	7,477		33,575	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
77,598	25,612		10,664	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
28,611	1,370		7,931	3,995	(b)	1,061	(b)	7,374	(b)	23,660	(b)	29,500	(b)
73,275	3,508		20,312	6,892	(b)	1,830	(b)	12,719	(b)	40,812	(b)	50,885	(b)
231,829	76,518		31,861	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
99,905	—		—	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
34,633	11,431		4,760	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)

869,343	221,048		197,788	25,651		16,849		36,142		81,002		96,841

1,856,834	561,344		929,993	67,547		29,148		110,476		312,568		386,739
(41,575)	(19,874)		(5,213)	(14,371)		(8,652)		—		—		—
—	—		—	—		(16,849)		—		—		—

1,815,259	541,470		924,780	53,176		3,647		110,476		312,568		386,739

19,343,960	12,148,232		3,881,754	1,694,924		473,638		2,753,792		8,793,328		10,522,461

83,119,957	70		14,133,237	707,080	(c)	792,065	(c)	4,182,441	(c)	7,563,945	(c)	12,373,310	(c)
4,328,722	—		—	—		—		—		—		—

—	—		—	743,146		253,373		1,912,244		7,540,341		11,890,469

87,448,679	70		14,133,237	1,450,226		1,045,438		6,094,685		15,104,286		24,263,779

90,415,734	84,667,994		5,080,238	2,753,539		619,430		6,185,688		30,791,307		43,536,296
1,139,836	—		—	—		—		—		—		—

91,555,570	84,667,994		5,080,238	2,753,539		619,430		6,185,688		30,791,307		43,536,296

179,004,249	84,668,064		19,213,475	4,203,765		1,664,868		12,280,373		45,895,593		67,800,075

$198,348,209	$96,816,296		$23,095,229	$5,898,689		$2,138,506		$15,034,165		$54,688,921		$78,322,536

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended December 31, 2017

	2030 Retirement Fund		2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
INVESTMENT INCOME AND EXPENSES
INVESTMENT INCOME
Dividends	$8,551,626	(a)	$6,673,705	(a)	$5,282,350	(a)	$5,735,851	(a)	$3,148,655	(a)
Interest	—		—		—		—		—

Total investment income	8,551,626		6,673,705		5,282,350		5,735,851		3,148,655

EXPENSES
Investment advisory fees (Note 2)	241,717	(b)	202,358	(b)	164,861	(b)	188,196	(b)	101,829	(b)
Other operating expenses
Accounting and recordkeeping expenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Shareholders reports	16,332	(b)	16,263	(b)	16,158	(b)	16,327	(b)	15,691	(b)
Custodian expenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Independent directors’ fees and expenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Audit	24,419	(b)	20,355	(b)	16,479	(b)	19,003	(b)	9,885	(b)
Legal and Compliance	42,119	(b)	35,110	(b)	28,425	(b)	32,778	(b)	17,050	(b)
Administrative	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Licenses	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Other	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)

Total operating expenses	82,870		71,728		61,062		68,108		42,626

Total expenses before reimbursement	324,587		274,086		225,923		256,304		144,455
Non-Advisory operating expense reimbursement (Note 2)	—		—		—		—		(6,394)
Fee waiver and expense reimbursement (Note 2)	—		—		—		—		—

Net expenses	324,587		274,086		225,923		256,304		138,061

Net Investment Income (Loss)	8,227,039		6,399,619		5,056,427		5,479,547		3,010,594

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTE 1)
Net realized gain (loss) on:
Investment securities	8,767,440	(c)	6,179,295	(c)	4,399,384	(c)	5,797,948	(c)	828,912	(c)
Futures contracts	—		—		—		—		—
Gain distributions from Mutual of America Investment Corp. Funds	11,838,893		10,885,013		9,134,997		10,763,917		6,187,507

	20,606,333		17,064,308		13,534,381		16,561,865		7,016,419

Change in net unrealized appreciation (depreciation) of:
Investment securities	43,362,960		40,982,001		34,637,708		39,378,606		23,769,184
Futures contracts	—		—		—		—		—

	43,362,960		40,982,001		34,637,708		39,378,606		23,769,184

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	63,969,293		58,046,309		48,172,089		55,940,471		30,785,603

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$72,196,332		$64,445,928		$53,228,516		$61,420,018		$33,796,197

(a)	The Retirement and Allocation Funds invest in affiliated funds of Mutual of America Investment Corporation and receive dividend income entirely from these affiliated funds.

(b)	The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Certain operating expenses that can be attributed only to the Retirement and Allocation Funds were charged directly to those Funds, subject to the Adviser’s agreement to reimburse direct non-advisory operating expenses of any such Fund whose average daily net assets for the prior calendar year was less than $50 million. The Retirement and Allocation Funds also bear their pro-rata share of the non-advisory operating expenses borne by each of the underlying Funds in which they invest.

(c)	Realized gains and losses for the Retirement and Allocation Funds resulted from the disposition of shares of the underlying funds.

The accompanying notes are an integral part of these financial statements.

2055 Retirement Fund		Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund	Mid-Term Bond Fund	Bond Fund

$287,237	(a)	$3,248,478	(a)	$7,130,548	(a)	$4,719,426	(a)	$—	$—	$—
—		—		—		—		624,445	14,646,578	40,119,766

287,237		3,248,478		7,130,548		4,719,426		624,445	14,646,578	40,119,766

7,240	(b)	—	(b)	—	(b)	—	(b)	98,589	2,071,010	4,559,829

—	(b)	—	(b)	—	(b)	—	(b)	17,582	134,466	288,580
11,236	(b)	14,691	(b)	16,101	(b)	15,909	(b)	15,337	19,088	24,564
—	(b)	—	(b)	—	(b)	—	(b)	8,326	10,819	28,743
—	(b)	—	(b)	—	(b)	—	(b)	3,954	34,502	72,314
632	(b)	7,204	(b)	18,998	(b)	14,292	(b)	2,555	9,161	19,434
1,089	(b)	12,426	(b)	32,770	(b)	24,653	(b)	6,543	23,461	49,771
—	(b)	—	(b)	—	(b)	—	(b)	11,813	103,078	216,042
—	(b)	—	(b)	—	(b)	—	(b)	—	—	—
—	(b)	—	(b)	—	(b)	—	(b)	1,765	15,399	32,275

12,957		34,321		67,869		54,854		67,875	349,974	731,723

20,197		34,321		67,869		54,854		166,464	2,420,984	5,291,552
—		—		—		—		(4,708)	(83,325)	(126,196)
(12,957)		—		—		—		—	—	—

7,240		34,321		67,869		54,854		161,756	2,337,659	5,165,356

279,997		3,214,157		7,062,679		4,664,572		462,689	12,308,919	34,954,410

68,906	(c)	5,588,712	(c)	15,398,638	(c)	11,978,629	(c)	445	237,075	(77,618)
—		—		—		—		—	—	—
575,178		1,006,601		6,431,377		6,586,412		—	—	—

644,084		6,595,313		21,830,015		18,565,041		445	237,075	(77,618)

1,552,376		2,573,385		18,562,193		20,157,123		306	(1,156,836)	5,518,377
—		—		—		—		—	—	—

1,552,376		2,573,385		18,562,193		20,157,123		306	(1,156,836)	5,518,377

2,196,460		9,168,698		40,392,208		38,722,164		751	(919,761)	5,440,759

$2,476,457		$12,382,855		$47,454,887		$43,386,736		$463,440	$11,389,158	$40,395,169

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	Equity Index Fund		All America Fund
	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$44,215,785	$39,427,977	$4,117,512	$4,099,059
Net realized gain (loss) on investments and futures contracts	62,492,844	45,245,921	16,748,863	38,904,517
Change in net unrealized appreciation (depreciation) of investments and futures contracts	362,502,928	136,834,177	33,991,640	(11,645,937)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	469,211,557	221,508,075	54,858,015	31,357,639

DISTRIBUTIONS (Notes 1 and 5)
From net investment income	(38,919,706)	(34,619,166)	(3,802,012)	(3,947,519)
From net realized gains	(45,861,843)	(49,908,340)	(36,980,385)	(17,354,545)

Total distributions	(84,781,549)	(84,527,506)	(40,782,397)	(21,302,064)

CAPITAL TRANSACTIONS (Note 4)
Proceeds from sale of shares	280,655,275	209,534,199	4,994,968	3,905,224
Dividends reinvested	84,781,549	84,527,506	40,782,397	21,302,064
Cost of shares redeemed	(181,599,618)	(141,946,780)	(30,960,356)	(34,216,260)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	183,837,206	152,114,925	14,817,009	(9,008,972)

INCREASE (DECREASE) IN NET ASSETS	568,267,214	289,095,494	28,892,627	1,046,603
NET ASSETS, BEGINNING OF PERIOD	2,143,317,737	1,854,222,243	295,843,728	294,797,125

NET ASSETS, END OF PERIOD	$2,711,584,951	$2,143,317,737	$324,736,355	$295,843,728

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$43,482,957	$38,981,241	$3,999,110	$4,004,203

OTHER INFORMATION:
Shares outstanding at the beginning of period	613,796,674	568,528,724	129,150,212	132,899,216

Shares sold	72,758,083	62,532,808	2,084,026	1,762,928
Shares issued as reinvestment of dividends	21,862,291	25,622,727	17,925,989	9,891,307
Shares redeemed	(47,652,840)	(42,887,585)	(12,900,526)	(15,403,239)

Net increase (decrease)	46,967,534	45,267,950	7,109,489	(3,749,004)

Shares outstanding at the end of period	660,764,208	613,796,674	136,259,701	129,150,212

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund		Small Cap Growth Fund		Mid Cap Value Fund		Mid-Cap Equity Index Fund
2017	2016	2017	2016	2017	2016	2017	2016

$8,270,846	$4,582,828	$296,515	$233,258	$1,550,315	$1,243,933	$19,343,960	$17,040,188
36,492,214	21,162,617	38,804,225	17,695,904	7,184,494	4,570,150	87,448,679	76,031,428

(6,611,332)	49,990,802	64,349,468	14,374,516	5,161,646	7,222,550	91,555,570	111,173,821

38,151,728	75,736,247	103,450,208	32,303,678	13,896,455	13,036,633	198,348,209	204,245,437

(2,722,335)	(3,473,986)	(119,175)	—	(1,059,046)	(1,115,504)	(15,061,844)	(13,403,568)
(22,418,108)	(5,500,345)	(17,468,310)	(39,762,021)	(4,282,390)	(4,887,020)	(78,333,904)	(71,656,832)

(25,140,443)	(8,974,331)	(17,587,485)	(39,762,021)	(5,341,436)	(6,002,524)	(93,395,748)	(85,060,400)

50,530,295	37,892,425	56,136,417	35,062,988	7,799,776	11,023,289	139,275,450	134,367,488
25,140,443	8,974,331	17,587,485	39,762,021	5,341,436	6,002,524	93,395,748	85,060,400
(47,802,151)	(25,255,029)	(37,490,815)	(36,184,437)	(16,319,390)	(7,572,114)	(130,627,727)	(70,973,227)

27,868,587	21,611,727	36,233,087	38,640,572	(3,178,178)	9,453,699	102,043,471	148,454,661

40,879,872	88,373,643	122,095,810	31,182,229	5,376,841	16,487,808	206,995,932	267,639,698
464,841,877	376,468,234	432,806,186	401,623,957	98,017,315	81,529,507	1,245,037,175	977,397,477

$505,721,749	$464,841,877	$554,901,996	$432,806,186	$103,394,156	$98,017,315	$1,452,033,107	$1,245,037,175

$7,813,509	$4,275,125	$182,432	$125,500	$1,717,714	$1,068,227	$17,265,865	$16,421,998

275,365,315	261,696,017	335,357,612	304,121,411	62,318,941	55,990,109	574,306,144	501,311,878

29,611,517	24,832,010	38,971,886	27,646,314	4,806,994	7,281,442	61,230,392	65,449,391
14,598,450	5,991,779	11,783,010	31,953,741	3,270,674	4,184,209	41,917,027	43,133,705
(28,141,275)	(17,154,491)	(26,793,986)	(28,363,854)	(9,999,977)	(5,136,819)	(57,565,430)	(35,588,830)

16,068,692	13,669,298	23,960,910	31,236,201	(1,922,309)	6,328,832	45,581,989	72,994,266

291,434,007	275,365,315	359,318,522	335,357,612	60,396,632	62,318,941	619,888,133	574,306,144

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	International Fund		Composite Fund
	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$12,148,232	$9,884,641	$3,881,754	$3,753,358
Net realized gain (loss) on investments and futures contracts	70	1,581,427	14,133,237	23,489,051
Change in net unrealized appreciation (depreciation) of investments and futures contracts	84,667,994	(5,032,541)	5,080,238	(13,674,781)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	96,816,296	6,433,527	23,095,229	13,567,628

DISTRIBUTIONS (Notes 1 and 5)
From net investment income	(9,884,641)	(7,642,431)	(3,738,706)	(3,658,442)
From net realized gains	(1,196,804)	(507)	(21,558,240)	(10,434,654)

Total distributions	(11,081,445)	(7,642,938)	(25,296,946)	(14,093,096)

CAPITAL TRANSACTIONS (Note 4)
Proceeds from sale of shares	93,050,146	68,349,676	5,856,506	6,797,815
Dividends reinvested	11,081,445	7,642,938	25,296,946	14,093,096
Cost of shares redeemed	(29,124,853)	(17,474,443)	(19,724,207)	(19,136,304)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	75,006,738	58,518,171	11,429,245	1,754,607

INCREASE (DECREASE) IN NET ASSETS	160,741,589	57,308,760	9,227,528	1,229,139
NET ASSETS, BEGINNING OF PERIOD	376,728,493	319,419,733	181,143,387	179,914,248

NET ASSETS, END OF PERIOD	$537,470,082	$376,728,493	$190,370,915	$181,143,387

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$12,148,232	$9,884,641	$3,867,102	$3,748,522

OTHER INFORMATION:
Shares outstanding at the beginning of period	506,896,525	427,541,926	92,999,300	91,853,422

Shares sold	109,396,814	92,830,402	2,942,783	3,474,216
Shares issued as reinvestment of dividends	12,707,482	10,348,096	13,750,699	7,481,435
Shares redeemed	(34,656,041)	(23,823,899)	(9,932,080)	(9,809,773)

Net increase (decrease)	87,448,255	79,354,599	6,761,402	1,145,878

Shares outstanding at the end of period	594,344,780	506,896,525	99,760,702	92,999,300

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund		2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
2017	2016	2017	2016	2017	2016	2017	2016

$1,694,924	$1,530,422	$473,638	$539,513	$2,753,792	$3,002,795	$8,793,328	$7,811,788
1,450,226	1,280,342	1,045,438	1,107,665	6,094,685	6,424,739	15,104,286	15,151,238

2,753,539	1,149,321	619,430	710	6,185,688	1,217,614	30,791,307	8,601,495

5,898,689	3,960,085	2,138,506	1,647,888	15,034,165	10,645,148	54,688,921	31,564,521

(1,539,981)	(1,417,706)	(543,546)	(579,461)	(3,028,463)	(3,360,637)	(7,891,832)	(7,495,794)
(1,379,154)	(2,334,883)	(1,150,822)	(1,449,643)	(6,504,889)	(8,964,100)	(15,006,151)	(15,116,286)

(2,919,135)	(3,752,589)	(1,694,368)	(2,029,104)	(9,533,352)	(12,324,737)	(22,897,983)	(22,612,080)

32,172,908	19,963,945	4,928,903	4,860,985	15,693,916	12,428,714	77,413,289	60,741,136
2,919,135	3,752,589	1,694,368	2,029,104	9,533,352	12,324,737	22,897,983	22,612,080
(12,952,830)	(11,713,859)	(7,200,626)	(6,387,715)	(22,133,922)	(25,443,200)	(33,093,454)	(30,060,119)

22,139,213	12,002,675	(577,355)	502,374	3,093,346	(689,749)	67,217,818	53,293,097

25,118,767	12,210,171	(133,217)	121,158	8,594,159	(2,369,338)	99,008,756	62,245,538
75,699,895	63,489,724	25,683,184	25,562,026	146,391,754	148,761,092	425,843,817	363,598,279

$100,818,662	$75,699,895	$25,549,967	$25,683,184	$154,985,913	$146,391,754	$524,852,573	$425,843,817

$1,751,326	$1,539,981	$490,991	$543,546	$2,885,420	$3,028,460	$9,311,834	$7,891,832

67,312,624	56,717,917	25,875,441	25,303,663	142,136,674	142,339,770	372,702,026	325,767,231

27,753,913	17,515,224	4,824,578	4,798,782	14,745,583	11,829,560	64,222,463	53,304,303
2,540,886	3,360,539	1,716,264	2,071,565	9,148,642	12,201,031	19,226,863	20,334,111
(11,209,653)	(10,281,056)	(7,056,421)	(6,298,569)	(20,760,833)	(24,233,687)	(27,701,671)	(26,703,619)

19,085,146	10,594,707	(515,579)	571,778	3,133,392	(203,096)	55,747,655	46,934,795

86,397,770	67,312,624	25,359,862	25,875,441	145,270,066	142,136,674	428,449,681	372,702,026

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	2025 Retirement Fund		2030 Retirement Fund
	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$10,522,461	$8,340,336	$8,227,039	$6,383,344
Net realized gain (loss) on investments and futures contracts	24,263,779	17,975,841	20,606,333	16,642,471
Change in net unrealized appreciation (depreciation) of investments and futures contracts	43,536,296	15,514,743	43,362,960	14,528,108

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	78,322,536	41,830,920	72,196,332	37,553,923

DISTRIBUTIONS (Notes 1 and 5)
From net investment income	(8,443,812)	(7,530,298)	(6,471,545)	(5,967,073)
From net realized gains	(17,549,626)	(17,294,855)	(16,402,087)	(16,440,817)

Total distributions	(25,993,438)	(24,825,153)	(22,873,632)	(22,407,890)

CAPITAL TRANSACTIONS (Note 4)
Proceeds from sale of shares	126,625,039	83,094,922	106,077,871	65,836,378
Dividends reinvested	25,993,438	24,825,153	22,873,632	22,407,890
Cost of shares redeemed	(23,344,451)	(16,754,823)	(16,853,502)	(15,151,173)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	129,274,026	91,165,252	112,098,001	73,093,095

INCREASE (DECREASE) IN NET ASSETS	181,603,124	108,171,019	161,420,701	88,239,128
NET ASSETS, BEGINNING OF PERIOD	504,129,290	395,958,271	416,286,459	328,047,331

NET ASSETS, END OF PERIOD	$685,732,414	$504,129,290	$577,707,160	$416,286,459

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$11,340,011	$8,443,812	$9,022,072	$6,471,545

OTHER INFORMATION:
Shares outstanding at the beginning of period	415,825,169	339,214,646	334,109,962	273,996,553

Shares sold	98,079,023	69,668,887	79,451,171	53,895,949
Shares issued as reinvestment of dividends	20,203,892	21,243,935	17,170,566	18,787,249
Shares redeemed	(18,253,168)	(14,302,299)	(12,745,120)	(12,569,789)

Net increase (decrease)	100,029,747	76,610,523	83,876,617	60,113,409

Shares outstanding at the end of period	515,854,916	415,825,169	417,986,579	334,109,962

The accompanying notes are an integral part of these financial statements.

2035 Retirement Fund		2040 Retirement Fund		2045 Retirement Fund		2050 Retirement Fund
2017	2016	2017	2016	2017	2016	2017	2016

$6,399,619	$5,014,634	$5,056,427	$3,878,789	$5,479,547	$4,429,055	$3,010,594	$1,924,825
17,064,308	14,378,657	13,534,381	12,766,659	16,561,865	14,077,259	7,016,419	5,152,801

40,982,001	14,207,037	34,637,708	11,424,558	39,378,606	14,717,213	23,769,184	8,103,703

64,445,928	33,600,328	53,228,516	28,070,006	61,420,018	33,223,527	33,796,197	15,181,329

(5,090,035)	(4,653,592)	(3,936,958)	(3,629,694)	(4,492,530)	(4,323,009)	(1,952,198)	(1,305,214)
(14,165,396)	(15,229,224)	(12,664,502)	(13,528,794)	(13,839,470)	(16,121,366)	(5,127,131)	(3,752,852)

(19,255,431)	(19,882,816)	(16,601,460)	(17,158,488)	(18,332,000)	(20,444,375)	(7,079,329)	(5,058,066)

82,835,500	59,045,385	66,867,713	43,339,746	60,429,606	43,884,460	65,362,608	57,049,790
19,255,431	19,882,816	16,601,460	17,158,488	18,332,000	20,444,375	7,079,329	5,058,066
(14,947,422)	(12,123,049)	(13,006,066)	(7,616,743)	(16,905,936)	(9,251,474)	(6,709,097)	(2,077,210)

87,143,509	66,805,152	70,463,107	52,881,491	61,855,670	55,077,361	65,732,840	60,030,646

132,334,006	80,522,664	107,090,163	63,793,009	104,943,688	67,856,513	92,449,708	70,153,909
351,837,357	271,314,693	285,697,360	221,904,351	332,406,688	264,550,175	164,048,517	93,894,608

$484,171,363	$351,837,357	$392,787,523	$285,697,360	$437,350,376	$332,406,688	$256,498,225	$164,048,517

$7,120,325	$5,090,035	$5,677,938	$3,936,958	$6,218,541	$4,492,530	$3,442,823	$1,952,198

281,100,694	226,218,710	230,643,020	186,547,652	268,924,524	222,683,482	112,896,396	69,495,056

61,396,950	48,252,870	50,159,660	35,902,529	45,393,704	36,492,502	41,635,209	41,228,623
14,298,764	16,701,779	12,463,175	14,602,732	13,753,057	17,462,750	4,440,753	3,680,293
(11,254,563)	(10,072,665)	(9,879,836)	(6,409,893)	(12,799,637)	(7,714,210)	(4,352,672)	(1,507,576)

64,441,151	54,881,984	52,742,999	44,095,368	46,347,124	46,241,042	41,723,290	43,401,340

345,541,845	281,100,694	283,386,019	230,643,020	315,271,648	268,924,524	154,619,686	112,896,396

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Years Ended December 31,

	2055 Retirement Fund		Conservative Allocation Fund
	2017	2016†	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$279,997	$(132)	$3,214,157	$3,031,347
Net realized gain (loss) on investments and futures contracts	644,084	(16,339)	6,595,313	2,568,490
Change in net unrealized appreciation (depreciation) of investments and futures contracts	1,552,376	30,873	2,573,385	2,812,869

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,476,457	14,402	12,382,855	8,412,706

Distributions (Notes 1 and 5)
From net investment income	—	—	(3,053,002)	(3,062,118)
From net realized gains	—	—	(2,676,902)	(3,660,743)

Total distributions	—	—	(5,729,904)	(6,722,861)

CAPITAL TRANSACTIONS (Note 4)
Proceeds from sale of shares	29,317,575	3,695,700	20,472,615	17,454,029
Dividends reinvested	—	—	5,729,904	6,722,861
Cost of shares redeemed	(803,993)	(390,683)	(15,859,329)	(14,107,929)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	28,513,582	3,305,017	10,343,190	10,068,961

INCREASE (DECREASE) IN NET ASSETS	30,990,039	3,319,419	16,996,141	11,758,806
NET ASSETS, BEGINNING OF PERIOD	3,319,419	—	139,521,739	127,762,933

NET ASSETS, END OF PERIOD	$34,309,458	$3,319,419	$156,517,880	$139,521,739

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$320,748	$—	$3,300,750	$3,053,004

OTHER INFORMATION:
Shares outstanding at the beginning of period	3,191,688	—	115,118,175	106,833,345

Shares sold	25,479,233	3,598,978	16,225,324	14,299,004
Shares issued as reinvestment of dividends	—	—	4,593,518	5,611,058
Shares redeemed	(706,757)	(407,290)	(12,635,001)	(11,625,232)

Net Increase (decrease)	24,772,476	3,191,688	8,183,841	8,284,830

Shares outstanding at the end of period	27,964,164	3,191,688	123,302,016	115,118,175

†	For the period October 1, 2016 (Commencement of Operations) to December 31, 2016.

The accompanying notes are an integral part of these financial statements.

Moderate Allocation Fund		Aggressive Allocation Fund		Money Market Fund		Mid-Term Bond Fund		Bond Fund
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016

$7,062,679	$6,815,738	$4,664,572	$4,379,900	$462,689	$83,111	$12,308,919	$11,551,692	$34,954,410	$32,730,237
21,830,015	11,890,351	18,565,041	15,730,054	445	(26)	237,075	729,217	(77,618)	2,266,244

18,562,193	9,992,223	20,157,123	6,155,891	306	(1,000)	(1,156,836)	3,108,491	5,518,377	11,554,313

47,454,887	28,698,312	43,386,736	26,265,845	463,440	82,085	11,389,158	15,389,400	40,395,169	46,550,794

(6,887,282)	(7,136,729)	(4,432,394)	(5,034,207)	(83,111)	—	(11,551,692)	(12,125,546)	(32,730,237)	(29,240,973)
(10,932,002)	(15,163,373)	(15,484,011)	(16,088,598)	—	—	(711,903)	(696,581)	(2,242,695)	(1,620,584)

(17,819,284)	(22,300,102)	(19,916,405)	(21,122,805)	(83,111)	—	(12,263,595)	(12,822,127)	(34,972,932)	(30,861,557)

33,445,237	24,930,266	17,881,824	10,983,920	21,771,292	10,516,506	109,137,538	69,654,159	215,994,313	135,038,720
17,819,284	22,300,102	19,916,405	21,122,805	83,111	—	12,263,595	12,822,127	34,972,932	30,861,557
(30,723,099)	(22,771,198)	(20,548,822)	(22,242,770)	(14,482,315)	(14,232,032)	(54,594,230)	(44,859,350)	(90,752,819)	(79,735,048)

20,541,422	24,459,170	17,249,407	9,863,955	7,372,088	(3,715,526)	66,806,903	37,616,936	160,214,426	86,165,229

50,177,025	30,857,380	40,719,738	15,006,995	7,752,417	(3,633,441)	65,932,466	40,184,209	165,636,663	101,854,466
347,007,914	316,150,534	263,729,626	248,722,631	63,046,976	66,680,417	492,270,551	452,086,342	1,108,491,368	1,006,636,902

$397,184,939	$347,007,914	$304,449,364	$263,729,626	$70,799,393	$63,046,976	$558,203,017	$492,270,551	$1,274,128,031	$1,108,491,368

$7,438,128	$6,887,282	$5,093,663	$4,432,394	$462,689	$83,111	$12,308,917	$11,551,690	$34,954,410	$32,730,237

241,781,963	224,315,530	161,691,427	155,044,805	52,661,579	55,769,535	472,826,923	437,295,485	772,998,898	714,259,784

21,951,443	17,451,268	10,327,417	6,822,801	18,140,836	8,789,794	103,442,063	65,868,017	148,034,706	92,453,682
11,825,574	16,016,276	11,668,789	13,554,944	69,182	—	11,754,947	12,184,847	24,255,513	21,161,940
(20,207,157)	(16,001,111)	(11,856,755)	(13,731,123)	(12,069,173)	(11,897,750)	(51,805,990)	(42,521,426)	(62,264,284)	(54,876,508)

13,569,860	17,466,433	10,139,451	6,646,622	6,140,845	(3,107,956)	63,391,020	35,531,438	110,025,935	58,739,114

255,351,823	241,781,963	171,830,878	161,691,427	58,802,424	52,661,579	536,217,943	472,826,923	883,024,833	772,998,898

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout the five years ended December 31, 2017 (or since the Fund’s inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$3.49	$3.26	$3.41	$3.09	$2.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.07	0.06	0.06	0.06	0.05
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.67	0.32	(0.03)	0.35	0.70

Total From Investment Operations	0.74	0.38	0.03	0.41	0.75

Less Distributions
From Net Investment Income	(0.06)	(0.06)	(0.06)	(0.05)	(0.04)
From Net Realized Gains	(0.07)	(0.09)	(0.12)	(0.04)	(0.02)

Total Distributions	(0.13)	(0.15)	(0.18)	(0.09)	(0.06)

Net Asset Value, End of Period	$4.10	$3.49	$3.26	$3.41	$3.09

Total Return (%)(h)	21.65	11.80	1.24	13.49	32.02
Net Assets, End of Period ($ millions)	2,712	2,143	1,854	1,789	1,556
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.85	2.03	1.94	1.82	1.87
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.14	0.14	0.15	0.17	0.19
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.13 (e)	0.14	0.15	0.17	0.19
Portfolio Turnover Rate (%)(a)	5.23	5.58	4.74	8.07	3.90

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

All America Fund					Small Cap Value Fund
Years Ended December 31,					Years Ended December 31,
2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
$2.29	$2.22	$2.42	$2.38	$1.85	$1.69	$1.44	$1.61	$1.72	$1.35

0.03	0.03	0.03	0.03	0.03	0.03	0.02	0.02	0.02	0.03
0.39	0.21	(0.03)	0.23	0.55	0.11	0.26	(0.08)	0.06	0.36

0.42	0.24	—	0.26	0.58	0.14	0.28	(0.06)	0.08	0.39

(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)
(0.30)	(0.14)	(0.15)	(0.19)	(0.02)	(0.08)	(0.02)	(0.10)	(0.17)	—

(0.33)	(0.17)	(0.18)	(0.22)	(0.05)	(0.09)	(0.03)	(0.11)	(0.19)	(0.02)

$2.38	$2.29	$2.22	$2.42	$2.38	$1.74	$1.69	$1.44	$1.61	$1.72

19.41	11.49	(0.04)	11.16	32.13	8.29	20.04	(3.40)	5.17	29.35
325	296	295	324	318	506	465	376	393	382
1.33	1.42	1.32	1.35	1.44	1.75	1.17	1.14	1.02	1.70
0.51	0.53	0.55	0.49	0.51	0.81	0.82	0.83	0.84	0.87
0.51	0.53	0.55	0.49	0.51	0.80 (e)	0.82	0.83	0.84	0.87
22.28	40.10	14.73	15.38	28.48	34.36	32.06	19.03	38.09	41.36

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Growth Fund
	Years Ended December 31,
	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.29		$1.32	$1.54	$1.58	$1.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	—	(g)	— (g)	— (g)	— (g)	— (g)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.30		0.10	(0.03)	0.09	0.47

Total From Investment Operations	0.30		0.10	(0.03)	0.09	0.47

Less Distributions
From Net Investment Income	—	(g)	—	—	— (g)	—
From Net Realized Gains	(0.05)		(0.13)	(0.19)	(0.13)	(0.11)

Total Distributions	(0.05)		(0.13)	(0.19)	(0.13)	(0.11)

Net Asset Value, End of Period	$1.54		$1.29	$1.32	$1.54	$1.58

Total Return (%)(h)	23.82		8.10	(2.39)	5.70	41.19
Net Assets, End of Period ($ millions)	555		433	402	412	424
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.06		0.06	(0.12)	(0.09)	0.19
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.82		0.82	0.83	0.84	0.86
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.80	(e)	0.82	0.83	0.84	0.86
Portfolio Turnover Rate (%)(a)	62.33		53.80	67.83	67.58	53.36

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Mid Cap Value Fund					Mid-Cap Equity Index Fund
Years Ended December 31,					Years Ended December 31,
2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
$1.57	$1.46	$1.63	$1.53	$1.23	$2.17	$1.95	$2.16	$2.08	$1.63

0.03	0.02	0.02	0.02	0.01	0.03	0.03	0.03	0.03	0.02
0.20	0.20	(0.08)	0.19	0.33	0.31	0.36	(0.08)	0.17	0.51

0.23	0.22	(0.06)	0.21	0.34	0.34	0.39	(0.05)	0.20	0.53

(0.02)	(0.02)	(0.02)	(0.01)	(0.01)	(0.03)	(0.03)	(0.02)	(0.02)	(0.02)
(0.07)	(0.09)	(0.10)	(0.10)	(0.03)	(0.14)	(0.14)	(0.14)	(0.10)	(0.06)

(0.09)	(0.11)	(0.12)	(0.11)	(0.04)	(0.17)	(0.17)	(0.16)	(0.12)	(0.08)

$1.71	$1.57	$1.46	$1.63	$1.53	$2.34	$2.17	$1.95	$2.16	$2.08

14.92	16.18	(3.34)	13.82	27.78	16.05	20.51	(2.37)	9.63	33.21
103	98	82	92	72	1,452	1,245	977	1,001	902
1.55	1.48	1.45	1.25	1.08	1.46	1.60	1.45	1.31	1.25
0.64	0.66	0.65	0.64	0.66	0.14	0.15	0.16	0.17	0.19
0.64	0.66	0.65	0.64	0.66	0.14 (e)	0.15	0.16	0.17	0.19
24.09	25.80	15.86	40.91	36.42	19.36	21.75	21.67	16.29	13.30

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	International Fund
	Years Ended December 31,
	2017		2016	2015	2014	2013
Net Asset Value, Beginning of Period	$0.74		$0.75	$0.77	$0.84	$0.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.02		0.02	0.01	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.16		(0.01)	(0.01)	(0.08)	0.13

Total From Investment Operations	0.18		0.01	—	(0.06)	0.15

Less Distributions
From Net Investment Income	(0.02)		(0.02)	(0.02)	(0.01)	(0.02)
From Net Realized Gains	—	(g)	— (g)	— (g)	— (g)	—

Total Distributions	(0.02)		(0.02)	(0.02)	(0.01)	(0.02)

Net Asset Value, End of Period	$0.90		$0.74	$0.75	$0.77	$0.84

Total Return (%)(h)	24.47		1.69	(0.63)	(6.03)	21.00
Net Assets, End of Period ($ millions)	537		377	319	264	174
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.67		2.94	2.47	3.48	2.76
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.12		0.13	0.14	0.17	0.18
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.12	(e)	0.13	0.14	0.17	0.18
Portfolio Turnover Rate (%)(a)	—		3.08	—	0.61	10.22

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Composite Fund					Retirement Income Fund
Years Ended December 31,					Years Ended December 31,
2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
$1.95	$1.96	$2.00	$1.87	$1.64	$1.12	$1.12	$1.16	$1.13	$1.07

0.04	0.04	0.04	0.04	0.04	0.02	0.02	0.02	0.02	0.02
0.21	0.11	(0.02)	0.13	0.23	0.07	0.04	(0.01)	0.05	0.06

0.25	0.15	0.02	0.17	0.27	0.09	0.06	0.01	0.07	0.08

(0.04)	(0.04)	(0.04)	(0.04)	(0.04)	(0.02)	(0.02)	(0.02)	(0.02)	— (g)
(0.25)	(0.12)	(0.02)	—	—	(0.02)	(0.04)	(0.03)	(0.02)	(0.02)

(0.29)	(0.16)	(0.06)	(0.04)	(0.04)	(0.04)	(0.06)	(0.05)	(0.04)	(0.02)

$1.91	$1.95	$1.96	$2.00	$1.87	$1.17	$1.12	$1.12	$1.16	$1.13

13.37	7.92	0.80	9.10	16.37	7.35	6.18	0.49	6.50	7.40
190	181	180	194	186	101	76	63	54	40
2.11	2.10	1.93	2.09	2.04	2.01	2.26	2.35	2.21	2.18
0.51	0.52	0.53	0.49	0.51	0.08	0.09	0.09	0.05	0.05
0.50 (e)	0.52	0.53	0.49	0.51	0.06 (e)	0.09	0.05	0.05	0.05
60.13	57.40	13.13	12.31	20.98	18.54	16.88	22.64	17.63	24.01

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2010 Retirement Fund
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$0.99	$1.01	$1.09	$1.06	$1.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.03	0.02	0.02	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.06	0.04	(0.02)	0.06	0.09

Total From Investment Operations	0.09	0.06	—	0.08	0.11

Less Distributions
From Net Investment Income	(0.02)	(0.02)	(0.02)	(0.02)	— (g)
From Net Realized Gains	(0.05)	(0.06)	(0.06)	(0.03)	(0.05)

Total Distributions	(0.07)	(0.08)	(0.08)	(0.05)	(0.05)

Net Asset Value, End of Period	$1.01	$0.99	$1.01	$1.09	$1.06

Total Return (%)(h)	9.06	6.87	0.40	6.93	11.78
Net Assets, End of Period ($ millions)	26	26	26	27	24
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.92	2.15	2.10	2.06	2.09
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.12	0.12	0.12	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.01 (e)	0.05	0.05	0.05	0.05
Portfolio Turnover Rate (%)(a)	24.48	24.58	23.28	20.45	19.60

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2015 Retirement Fund					2020 Retirement Fund
Years Ended December 31,					Years Ended December 31,
2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
$1.03	$1.05	$1.13	$1.10	$1.00	$1.14	$1.12	$1.18	$1.13	$0.99

0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02
0.09	0.05	(0.02)	0.06	0.12	0.13	0.07	(0.01)	0.06	0.14

0.11	0.07	—	0.08	0.14	0.15	0.09	0.01	0.08	0.16

(0.02)	(0.02)	(0.02)	(0.02)	— (g)	(0.02)	(0.02)	(0.02)	(0.02)	— (g)
(0.05)	(0.07)	(0.06)	(0.03)	(0.04)	(0.04)	(0.05)	(0.05)	(0.01)	(0.02)

(0.07)	(0.09)	(0.08)	(0.05)	(0.04)	(0.06)	(0.07)	(0.07)	(0.03)	(0.02)

$1.07	$1.03	$1.05	$1.13	$1.10	$1.23	$1.14	$1.12	$1.18	$1.13

10.64	7.72	0.27	7.16	14.80	12.52	8.57	0.13	7.36	17.72
155	146	149	154	138	525	426	364	320	251
1.85	2.07	2.07	2.00	2.07	1.89	2.03	2.06	1.92	1.85
0.07	0.08	0.07	0.05	0.05	0.07	0.07	0.07	0.05	0.05
0.07	0.08	0.07	0.05	0.05	0.07	0.07	0.07	0.05	0.05
14.98	12.96	17.75	16.41	11.83	7.09	7.99	7.76	9.54	3.56

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2025 Retirement Fund
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.21	$1.17	$1.23	$1.16	$0.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.02	0.02	0.02	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.16	0.09	(0.02)	0.08	0.18

Total From Investment Operations	0.18	0.11	—	0.10	0.20

Less Distributions
From Net Investment Income	(0.02)	(0.02)	(0.02)	(0.02)	— (g)
From Net Realized Gains	(0.04)	(0.05)	(0.04)	(0.01)	(0.02)

Total Distributions	(0.06)	(0.07)	(0.06)	(0.03)	(0.02)

Net Asset Value, End of Period	$1.33	$1.21	$1.17	$1.23	$1.16

Total Return (%)(h)	14.44	9.84	(0.10)	8.00	21.11
Net Assets, End of Period ($ millions)	686	504	396	331	257
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.81	1.91	1.91	1.75	1.67
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.07	0.07	0.07	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	0.07	0.07	0.05	0.05
Portfolio Turnover Rate (%)(a)	5.78	5.27	4.36	6.00	1.49

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

2030 Retirement Fund					2035 Retirement Fund
Years Ended December 31,					Years Ended December 31,
2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
$1.25	$1.20	$1.27	$1.19	$0.98	$1.25	$1.20	$1.27	$1.20	$0.97

0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.01	0.01
0.17	0.11	(0.02)	0.09	0.21	0.20	0.11	(0.03)	0.08	0.24

0.19	0.13	—	0.11	0.23	0.22	0.13	(0.01)	0.09	0.25

(0.02)	(0.02)	(0.02)	(0.02)	— (g)	(0.02)	(0.02)	(0.02)	(0.01)	— (g)
(0.04)	(0.06)	(0.05)	(0.01)	(0.02)	(0.05)	(0.06)	(0.04)	(0.01)	(0.02)

(0.06)	(0.08)	(0.07)	(0.03)	(0.02)	(0.07)	(0.08)	(0.06)	(0.02)	(0.02)

$1.38	$1.25	$1.20	$1.27	$1.19	$1.40	$1.25	$1.20	$1.27	$1.20

16.01	10.73	(0.22)	8.44	23.72	17.15	11.43	(0.37)	8.26	25.92
578	416	328	277	212	484	352	271	230	173
1.69	1.78	1.81	1.66	1.60	1.57	1.67	1.68	1.52	1.47
0.07	0.07	0.07	0.05	0.05	0.07	0.07	0.07	0.05	0.05
0.07	0.07	0.07	0.05	0.05	0.07	0.07	0.07	0.05	0.05
5.75	5.12	4.83	5.52	1.58	4.02	4.98	5.16	4.29	1.76

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	2040 Retirement Fund

	Years Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.24	$1.19	$1.26	$1.20	$0.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.01	0.02	0.02	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.20	0.11	(0.03)	0.08	0.25

Total From Investment Operations	0.21	0.13	(0.01)	0.09	0.26

Less Distributions
From Net Investment Income	(0.01)	(0.02)	(0.02)	(0.01)	— (g)
From Net Realized Gains	(0.05)	(0.06)	(0.04)	(0.02)	(0.02)

Total Distributions	(0.06)	(0.08)	(0.06)	(0.03)	(0.02)

Net Asset Value, End of Period	$1.39	$1.24	$1.19	$1.26	$1.20

Total Return (%)(h)	17.40	11.66	(0.64)	7.71	27.20
Net Assets, End of Period ($ millions)	393	286	222	189	148
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	1.53	1.59	1.58	1.40	1.39
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.07	0.07	0.07	0.05	0.05
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.07	0.07	0.07	0.05	0.05
Portfolio Turnover Rate (%)(a)	4.07	5.23	5.17	4.31	1.37

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA	= Not Applicable

The accompanying notes are an integral part of these financial statements.

2045 Retirement Fund					2050 Retirement Fund							2055 Retirement Fund
Years Ended December 31,					Years Ended December 31,							Year Ended December 31, 2017		Period Ended December 31, 2016(f)
2017	2016	2015	2014	2013	2017	2016	2015	2014		2013
$1.24	$1.19	$1.26	$1.20	$0.96	$1.45	$1.35	$1.39	$1.30		$1.02		$1.04		$1.00

0.01	0.02	0.02	0.01	0.01	0.01	0.01	0.03	0.01		—	(g)	—	(g)	—	(g)
0.20	0.12	(0.03)	0.07	0.25	0.25	0.14	(0.04)	0.08		0.28		0.19		0.04

0.21	0.14	(0.01)	0.08	0.26	0.26	0.15	(0.01)	0.09		0.28		0.19		0.04

(0.01)	(0.02)	(0.02)	(0.01)	— (g)	(0.01)	(0.01)	(0.01)	—	(g)	—	(g)	—		—
(0.05)	(0.07)	(0.04)	(0.01)	(0.02)	(0.04)	(0.04)	(0.02)	—	(g)	—	(g)	—		—

(0.06)	(0.09)	(0.06)	(0.02)	(0.02)	(0.05)	(0.05)	(0.03)	—		—		—		—

$1.39	$1.24	$1.19	$1.26	$1.20	$1.66	$1.45	$1.35	$1.39		$1.30		$1.23		$1.04

17.62	11.68	(0.69)	7.36	27.68	17.86	11.78	(0.73)	7.15		28.17		17.99		4.01	(b)
437	332	265	232	186	256	164	94	50		20		34		3
1.45	1.54	1.55	1.37	1.37	1.47	1.58	1.65	1.47		0.54		1.90		(0.05	)(c)
0.07	0.07	0.07	0.05	0.05	0.07	0.08	0.09	0.05		0.05		0.14		0.50	(c)
0.07	0.07	0.07	0.05	0.05	0.07 (e)	0.08	0.05	0.05		0.05		0.05		0.05	(c)
4.46	3.91	4.40	3.48	0.93	3.75	2.67	2.67	1.53		1.22		4.32		22.25	(b)

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Conservative Allocation Fund
	Years Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.21	$1.20	$1.25	$1.22	$1.15

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	0.03	0.03	0.02	0.03	0.03
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	0.08	0.04	(0.01)	0.05	0.05

Total From Investment Operations	0.11	0.07	0.01	0.08	0.08

Less Distributions
From Net Investment Income	(0.03)	(0.03)	(0.03)	(0.03)	— (g)
From Net Realized Gains	(0.02)	(0.03)	(0.03)	(0.02)	(0.01)

Total Distributions	(0.05)	(0.06)	(0.06)	(0.05)	(0.01)

Net Asset Value, End of Period	$1.27	$1.21	$1.20	$1.25	$1.22

Total Return (%)(h)	8.92	6.71	0.44	6.62	7.34
Net Assets, End of Period ($ millions)	157	140	128	123	98
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	2.20	2.31	2.32	2.31	2.45
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)(d)	0.02	0.03	0.02	—	—
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)(d)	0.02	0.03	0.02	—	—
Portfolio Turnover Rate (%)(a)	23.64	8.89	10.58	17.24	10.16

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Moderate Allocation Fund					Aggressive Allocation Fund
Years Ended December 31,					Years Ended December 31,
2017	2016	2015	2014	2013	2017	2016	2015	2014	2013
$1.44	$1.41	$1.52	$1.45	$1.27	$1.63	$1.60	$1.77	$1.69	$1.38

0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03	0.03
0.17	0.10	(0.03)	0.09	0.16	0.24	0.14	(0.05)	0.11	0.30

0.20	0.13	—	0.12	0.19	0.27	0.17	(0.02)	0.14	0.33

(0.03)	(0.03)	(0.03)	(0.03)	— (g)	(0.03)	(0.03)	(0.03)	(0.03)	— (g)
(0.05)	(0.07)	(0.08)	(0.02)	(0.01)	(0.10)	(0.11)	(0.12)	(0.03)	(0.02)

(0.08)	(0.10)	(0.11)	(0.05)	(0.01)	(0.13)	(0.14)	(0.15)	(0.06)	(0.02)

$1.56	$1.44	$1.41	$1.52	$1.45	$1.77	$1.63	$1.60	$1.77	$1.69

13.72	9.08	0.16	7.71	15.66	16.64	10.86	(0.38)	7.66	24.19
397	347	316	315	281	304	264	249	255	236
1.90	2.08	2.09	1.95	2.09	1.65	1.74	1.81	1.60	1.75
0.02	0.02	0.02	—	—	0.02	0.02	0.02	—	—
0.02	0.02	0.02	—	—	0.02	0.02	0.02	—	—
12.05	6.65	8.10	13.87	4.71	9.55	9.51	7.86	19.61	4.93

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS (Continued)

	Money Market Fund
	Years Ended December 31,
	2017		2016		2015		2014		2013
Net Asset Value, Beginning of Period	$1.20		$1.20		$1.20		$1.20		$1.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)	—	(g)	—	(g)	—	(g)	—	(g)	—	(g)
Net Realized and Unrealized Gains (Losses) on Investments and Futures Contracts	—	(g)	—	(g)	—	(g)	—	(g)	—	(g)

Total From Investment Operations	—		—		—		—		—

Less Distributions
From Net Investment Income	—	(g)	—		—		—		—
From Net Realized Gains	—		—		—		—		—

Total Distributions	—		—		—		—		—

Net Asset Value, End of Period	$1.20		$1.20		$1.20		$1.20		$1.20

Total Return (%)(h)	0.70		0.14		(0.11)		(0.14)		(0.16)
Net Assets, End of Period ($ millions)	71		63		67		77		84
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.70		0.13		(0.11)		(0.14)		(0.16)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.25		0.28		0.26		0.24		0.27
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.24	(e)	0.28		0.26		0.24		0.27
Portfolio Turnover Rate (%)(a)	NA		NA		NA		NA		NA

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Not annualized.

(c)	Annualized.

(d)	Allocation and Retirement Funds exclude expenses of the underlying funds.

(e)	Includes one time reimbursement from Adviser for non-advisory operating expenses (Note 2).

(f)	For the period October 1, 2016 (commencement of operations) through December 31, 2016.

(g)	Amount is less than $0.005 per share.

(h)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year or period reported and includes reinvestment of distributions, if any, and does not reflect the effect of fees and charges associated with your variable annuity contract or variable life insurance policy. Total return does not reflect expenses associated with the separate account such as administrative fees and account charges which, if reflected, would reduce the total returns for all years and periods shown. The total return for 2017 for the Funds subject to the one time reimbursement from the Adviser (Note 2) includes the impact of this reimbursement which was determined not to be material. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

NA = Not Applicable

The accompanying notes are an integral part of these financial statements.

Mid-Term Bond Fund						Bond Fund
Years Ended December 31,						Years Ended December 31,
2017		2016	2015	2014	2013	2017		2016	2015	2014	2013
$1.04		$1.03	$1.06	$1.05	$1.09	$1.43		$1.41	$1.45	$1.41	$1.47

0.02		0.03	0.03	0.03	0.03	0.04		0.04	0.04	0.04	0.05
—	(g)	0.01	(0.03)	0.02	(0.04)	0.01		0.02	(0.03)	0.04	(0.06)

0.02		0.04	—	0.05	(0.01)	0.05		0.06	0.01	0.08	(0.01)

(0.02)		(0.03)	(0.03)	(0.03)	(0.03)	(0.04)		(0.04)	(0.05)	(0.04)	(0.05)
—	(g)	— (g)	— (g)	(0.01)	— (g)	—	(g)	— (g)	— (g)	—	— (g)

(0.02)		(0.03)	(0.03)	(0.04)	(0.03)	(0.04)		(0.04)	(0.05)	(0.04)	(0.05)

$1.04		$1.04	$1.03	$1.06	$1.05	$1.44		$1.43	$1.41	$1.45	$1.41

2.32		3.51	0.61	3.22	(0.55)	3.62		4.71	0.33	6.31	(0.91)
558		492	452	435	392	1,274		1,108	1,007	956	804
2.37		2.45	2.68	2.57	2.77	2.98		3.07	2.93	3.59	3.35
0.47		0.46	0.46	0.49	0.51	0.45		0.45	0.45	0.48	0.51
0.45	(e)	0.46	0.46	0.49	0.51	0.44	(e)	0.45	0.45	0.48	0.51
14.18		17.52	19.07	36.56	23.94	10.65		13.54	27.51	15.00	27.41

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the “Investment Company”) is a diversified, open-end management investment company — a type of company commonly known as a “mutual fund”. It is registered as such under the Investment Company Act of 1940 (the “Investment Company Act”). The Investment Company was formed on February 21, 1986 as a Maryland corporation and principally offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company (“Mutual of America Life”) and a former affiliate that offers the funds through its separate accounts. As a “series” type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At December 31, 2017, there were 25 active funds (collectively, “the Funds”): Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Money Market Fund, Mid-Term Bond Fund, Bond Fund; Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund and 2055 Retirement Fund (collectively, “Retirement Funds”); a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively, “Allocation Funds”). The 2050 Retirement Fund commenced operations on October 1, 2012. The 2055 Retirement Fund commenced operations on October 1, 2016.

Investment Company shares are issued to Mutual of America Life and, on a limited basis, to Wilton Reassurance Life Company of New York (formerly The American Life Insurance Company of New York), for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company’s Retirement Funds and Allocation Funds.

The Funds follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services – Investment Companies. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with GAAP:

Fair Value — The Investment Company values its investments at fair value. Fair value is an estimate of the price the Fund would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

As of December 31, 2017, management determined that the fair value inputs for all equity securities were considered Level 1, with the exception of three securities in the All America, Small Cap Value and Small Cap Growth Funds (see Note1 below) which were considered Level 3. In addition, non-registered securities under Rule 144A of the Securities Act of 1933 were considered Level 2. Furthermore, certain Rule 144A securities not actively traded are considered Level 3; however, there were no such 144A securities as of December 31, 2017. Fair value inputs for all debt securities were considered Level 2. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers between levels are reflected based on the fair value at the beginning of a reporting period.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

The following is a summary of the inputs used to value the Funds’ investments and other financial instruments as of December 31, 2017:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs		Total
Investments at Fair Value:
(See Summary Portfolios or Portfolios of Investments for More Details)
Equity Index Fund
Common Stock	$2,603,034,350	—	—		$2,603,034,350
Short-Term Debt Securities	—	$106,318,223	—		$106,318,223

	$2,603,034,350	$106,318,223	—		$2,709,352,573
All America Fund
Common Stock-Indexed	$176,365,874	—	—		$176,365,874
Common Stock-Active	$133,759,475	—	$285,375	(1)	$134,044,850
Short-Term Debt Securities-Indexed	—	$11,103,226	—		$11,103,226
Short-Term Debt Securities-Active	—	$1,999,815	—		$1,999,815
Warrants-Active	$7,073	—	—		$7,073

	$310,132,422	$13,103,041	$285,375		$323,520,838
Small Cap Value Fund
Common Stock	$489,246,460	—	$3,206,125	(1)	$492,452,585
Short-Term Debt Securities	—	$13,493,423	—		$13,493,423
Warrants	$87,296	—	—		$87,296

	$489,333,756	$13,493,423	$3,206,125		$506,033,304
Small Cap Growth Fund
Common Stock	$543,057,862	—	—	(1)	$543,057,862
Short-Term Debt Securities	—	$8,198,251	—		$8,198,251

	$543,057,862	$8,198,251	—		$551,256,113
Mid Cap Value Fund
Common Stock	$101,634,844	—	—		$101,634,844
Short-Term Debt Securities	—	$1,599,860	—		$1,599,860

	$101,634,844	$1,599,860	—		$103,234,704
Mid-Cap Equity Index Fund
Common Stock	$1,386,920,057	—	—		$1,386,920,057
Short-Term Debt Securities	—	$65,736,813	—		$65,736,813

	$1,386,920,057	$65,736,813	—		$1,452,656,870
International Fund
Common Stock	$499,407,919	—	—		$499,407,919
Short-Term Debt Securities	—	$37,983,378	—		$37,983,378

	$499,407,919	$37,983,378	—		$537,391,297
Composite Fund
Common Stock	$113,269,172	—	—		$113,269,172
U.S. Government Debt	—	$22,754,561	—		$22,754,561
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$21,871,668	—		$21,871,668
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$478,864	—		$478,864
Long-Term Corporate Debt	—	$26,528,469	—		$26,528,469
Short-Term Debt Securities	—	$4,599,550	—		$4,599,550

	$113,269,172	$76,233,112	—		$189,502,284

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Retirement Income Fund
Common Stock	$100,819,359	—	—	$100,819,359
2010 Retirement Fund
Common Stock	$25,549,552	—	—	$25,549,552
2015 Retirement Fund
Common Stock	$154,987,907	—	—	$154,987,907
2020 Retirement Fund
Common Stock	$524,856,083	—	—	$524,856,083
2025 Retirement Fund
Common Stock	$685,736,882	—	—	$685,736,882
2030 Retirement Fund
Common Stock	$577,710,924	—	—	$577,710,924
2035 Retirement Fund
Common Stock	$484,174,511	—	—	$484,174,511
2040 Retirement Fund
Common Stock	$392,790,114	—	—	$392,790,114
2045 Retirement Fund
Common Stock	$437,353,268	—	—	$437,353,268
2050 Retirement Fund
Common Stock	$256,499,347	—	—	$256,499,347
2055 Retirement Fund
Common Stock	$34,309,598	—	—	$34,309,598
Conservative Allocation Fund
Common Stock	$156,518,091	—	—	$156,518,091
Moderate Allocation Fund
Common Stock	$397,185,490	—	—	$397,185,490
Aggressive Allocation Fund
Common Stock	$304,450,683	—	—	$304,450,683
Money Market Fund
U.S. Government Debt	—	$18,882,825	—	$18,882,825
U.S. Government Agency Short-Term Debt	—	$8,791,522	—	$8,791,522
Commercial Paper	—	$43,106,318	—	$43,106,318

	—	$70,780,665	—	$70,780,665
Mid-Term Bond Fund
U.S. Government Debt	—	$269,005,286	—	$269,005,286
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$5,894,862	—	$5,894,862
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$35,922,750	—	$35,922,750
Long-Term Corporate Debt	—	$243,196,769	—	$243,196,769
Short-Term Debt Securities	—	$799,904	—	$799,904

	—	$554,819,571	—	$554,819,571
Bond Fund
U.S. Government Debt	—	$307,700,745	—	$307,700,745
U.S. Government Agency Residential Mortgage-Backed Obligations	—	$355,080,769	—	$355,080,769
U.S. Government Agency Non-Mortgage-Backed Obligations	—	$15,398,657	—	$15,398,657
Long-Term Corporate Debt	—	$580,813,920	—	$580,813,920
Sovereign Debt	—	$3,258,795	—	$3,258,795
Short-Term Debt Securities	—	$8,698,956	—	$8,698,956

	—	$1,270,951,842	—	$1,270,951,842

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Other Financial Instruments:*
Equity Index Fund	$517,095	—	—	$517,095
All America Fund	$91,979	—	—	$91,979
Mid-Cap Equity Index Fund	$225,422	—	—	$225,422

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.
(1)	Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

	Fair Value Measurement Using Significant Unobservable Inputs (Level 3) for the Year Ended December 31, 2017
	Balance December 31, 2016(a)	Change in Unrealized Gains (Losses)	Transfers Into Level 3	Transfers Out of Level 3	Balance December 31, 2017(a)	Unrealized Gains/(Losses) of Level 3 Assets Held as of December 31, 2017 Included in Statements of Operation
All America Fund	$285,375	—	—	—	$285,375	$30,822
Small Cap Value Fund	$3,206,125	—	—	—	$3,206,125	$347,256
Small Cap Growth Fund	—	—	—	—	—	—

(a)	Includes securities fair valued using methods determined in good faith by the Adviser and reviewed by the Investment Company Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

Security Valuation — Investment securities are carried at fair value as follows:

The Funds’ investments are fair valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day the Exchange is open for trading. The Exchange usually closes at 4:00 pm Eastern Time but sometimes closes earlier.

Exchange-traded equity securities are valued at the last reported sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

Short-term debt securities with a maturity of 60 days or less are valued at amortized cost, which approximates fair value for such securities.

Debt securities, including short-term debt securities maturing in excess of 60 days, are valued on the basis of prices obtained from an independent pricing source. The pricing source may utilize various pricing methodologies that incorporate both models (which consider factors such as yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds and trading characteristics) and dealer-supplied valuations to derive a valuation.

In the rare instance when a price is not available from an independent pricing source or when prices may not reflect fair value, such as when the price provided by the pricing source is not based on a recent trade, a calculated fair value is used, as determined in good faith by the Adviser and reviewed by a Valuation Committee, in accordance with procedures adopted by the Board of Directors of the Investment Company.

Mutual of America Capital Management LLC (“the Adviser”) uses a market approach to calculate fair value for equity securities which are categorized as Level 3. The Adviser’s valuation is primarily based on information regarding the specific equity issuer, such as the last trade price, financial statements, the relationship of per-share book value to the last trade price, operating information and any corporate

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

actions, such as dividends or returns of capital, that may have occurred since the last trade. The Adviser also considers industry-specific conditions and overall market conditions, to determine whether the last trade price reflects fair value or needs to be adjusted. Generally, absent any significant contrary indications, the last trade price will be used as the calculated fair value.

The Retirement Funds and the Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of equity securities are based on the identified cost basis of the security, determined on the first-in, first-out (“FIFO”) basis.

Futures Contracts — The Equity Index Fund, Mid-Cap Equity Index Fund and a portion of the All America Fund each maintain indexed asset portfolios which are subject to equity price risk. In order to remain more fully invested in the equity markets while minimizing transaction costs, the funds purchase stock index futures contracts. These purchases of futures contracts allow the funds to invest available cash to attempt to efficiently and cost effectively keep the funds fully invested on a daily basis in an attempt to minimize deviation from the performance of the indices. An initial cash margin deposit (represented by cash or Treasury bills) is made upon entering into a futures contract and serves as collateral for the contract. This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction. During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each trading day. The accumulated unrealized appreciation or depreciation on the contract is included in Net Unrealized Appreciation (Depreciation) of Investments and Futures Contracts in the Components of Net Assets section of the Statements of Assets and Liabilities. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized appreciation or depreciation are incurred, variation margin payments are received or made daily. The net change in unrealized appreciation or depreciation of futures contracts is recorded in the Statements of Operations. When the contract is closed, a realized gain or loss from futures transactions is recorded in the Statements of Operations, equal to the net variation margin received or paid over the period the contract was outstanding.

The “Underlying Face Amount at Value” (appearing in the “Footnotes to Summary Portfolios of Investments in Securities”) representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund’s exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2017, the Equity Index Fund, Mid-Cap Equity Index Fund and the All America Fund purchased futures contracts with total principal amounts of $522,112,401, $302,971,576 and $51,916,830, respectively.

Warrants — A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrant holder generally may pay cash for the common stock to be purchased or may surrender the principal amount of the related debt security the warrant holder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

At December 31, 2017, warrants held by the Funds of the Investment Company were traded on active markets and are considered Level 1 securities.

Retirement Funds — Each of the Retirement Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect varying emphases on achieving capital appreciation and gains versus preserving capital and producing income, depending on the specific Fund’s time horizon.

The Retirement Funds target their investments in the following underlying funds of the Investment Company in accordance with the percentage allocations noted (unaudited):

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund	Money Market Fund
Retirement Income Fund	20%	5%	—	—	—	30%	35%	10%
2010 Retirement Fund	22%	7%	—	—	3%	27%	35%	6%
2015 Retirement Fund	26%	8%	1%	1%	5%	26%	30%	3%
2020 Retirement Fund	29%	10%	2%	2%	8%	26%	23%	—
2025 Retirement Fund	32%	12%	4%	4%	10%	25%	13%	—
2030 Retirement Fund	34%	17%	5%	5%	12%	22%	5%	—
2035 Retirement Fund	36%	21%	6%	6%	13%	18%	—	—
2040 Retirement Fund	36%	21%	7%	7%	14%	15%	—	—
2045 Retirement Fund	35%	22%	8%	8%	15%	12%	—	—
2050 Retirement Fund	34%	22%	9%	9%	16%	10%	—	—
2055 Retirement Fund	32%	22%	10%	10%	17%	9%	—	—

Generally, rebalancing of the Retirement Funds’ holdings is performed on a periodic basis and the mix of underlying Funds is reviewed annually.

Allocation Funds — The Allocation Funds target their investments in the following underlying Funds of the Investment Company in accordance with the percentage allocations noted (unaudited):

	Equity Index Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	International Fund	Bond Fund	Mid-Term Bond Fund
Conservative Allocation	25%	5%	—	—	5%	30%	35%
Moderate Allocation	35%	15%	—	—	10%	25%	15%
Aggressive Allocation	35%	20%	5%	5%	15%	20%	—

Generally, rebalancing of the Allocation Funds’ holdings is performed on a periodic basis.

Change in Target Investments — During the year, the Retirement Funds listed below had changes to their target investments. Overall increases (decreases) to the target percentages were as follows (unaudited):

	Equity Index Fund		Mid-Cap Equity Index Fund		Small Cap Growth Fund		Small Cap Value Fund		International Fund		Bond Fund		Mid-Term Bond Fund		Money Market Fund
Retirement Income Fund	—		—		—		—		—		—		(5%	)	5%
2010 Retirement Fund	(1%	)	—		—		—		—		1%		(1%	)	1%
2015 Retirement Fund	—		(1%	)	—		—		(1%	)	—		(1%	)	3%
2020 Retirement Fund	(1%	)	(1%	)	—		—		—		—		2%		—
2025 Retirement Fund	(3%	)	(2%	)	1%		1%		—		—		3%		—
2030 Retirement Fund	(3%	)	—		—		—		1%		(3%	)	5%		—
2035 Retirement Fund	(2%	)	1%		—		—		—		1%		—		—
2040 Retirement Fund	—		1%		(1%	)	(1%	)	—		1%		—		—
2045 Retirement Fund	2%		—		(1%	)	(1%	)	—		—		—		—
2050 Retirement Fund	2%		—		(1%	)	(1%	)	—		—		—		—
2055 Retirement Fund	2%		(1%	)	(1%	)	(1%	)	—		1%		—		—

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

1.	SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis using the effective interest method. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Distributions to Shareholders (“Dividends”) — Distributions to shareholders are recorded on the ex-dividend date and are made at least annually. It is the Investment Company’s policy to make distributions of its net investment income and net realized gains, if any, in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Accordingly, periodic reclassifications (which do not impact the funds’ net asset values) are made within the funds’ capital accounts to reflect income and gains available for distribution under Federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

GAAP requires the evaluation of tax positions taken in the course of preparing a fund’s tax return to determine whether it is “more-likely-than-not” that tax positions taken in the fund’s tax return will be ultimately sustained, and, if not, a tax liability and expense is recorded.

As of December 31, 2017, management has evaluated the tax positions taken on the Funds’ filed tax returns for all open tax years and has concluded that no tax provision is required in any of the Funds’ financial statements. Each Fund’s federal and state income, franchise and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of December 31, 2017, the Money Market and Bond Funds had a capital loss carry forward of $1,023 and $77,618, respectively, to offset any future net realized capital gains generated after December 31, 2017.

2.	EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management LLC (“the Adviser”), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge of the value of the net assets of each fund, at the following annual rates:

Fund	Annual Investment Management Fee
Retirement Funds	.05%
Equity Index, Mid-Cap Equity Index, International Funds	.075%
Money Market Fund	.15%
Bond Fund	.39%
All America, Composite, Mid-Term Bond Funds	.40%
Mid Cap Value Fund	.55%
Small Cap Value, Small Cap Growth Funds	.75%

The Retirement and Allocation Funds incur direct investment management expenses of .05% and .00%, respectively. Shareholders in the Allocation and Retirement Funds indirectly bear their pro-rata share of the investment management fees incurred by the underlying funds in which they invest. Through December 31, 2014, they also did not incur operating expenses other than those included in each of the underlying funds in which they invest. Commencing January 1, 2015, the expense allocation methodology was modified such that certain non-advisory operating expenses that can be attributed only to the Retirement and Allocation Funds are now charged directly to those Funds. During 2017, Mutual of America reimbursed the applicable funds $492,285 to reflect the change in the operating expense

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

2.	EXPENSES (CONTINUED)

allocation methodology. The one time reimbursement is accounted for on the Statements of Operations under the financial statement caption “Non-Advisory operating expense reimbursement.”

Effective January 1, 2015, the Investment Company and the Adviser entered into an agreement under which the Adviser agrees to reimburse the direct non-advisory operating expenses of any Allocation or Retirement Fund (each a “Fund of Funds”) that has less than $50 million in average daily net assets for the prior calendar year. This agreement remains in effect through April 30, 2018 and continues into successive 12 month periods ending April 30 unless i) The Fund of Funds has at least $50 million in average daily net assets for the prior calendar year, ii) the Investment Company gives not less than 30 days written notice to the Adviser, or iii) the Adviser gives 45 days advance notice to the Investment Company before the next May 1 of a given year to terminate the agreement. In that case, the agreement will terminate on the next May 1 following the written notice.

3.	INVESTMENTS

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended December 31, 2017, were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Cost of investment purchases	$259,541,195	$66,374,961	$174,521,289	$314,147,578	$23,513,886

Proceeds from sales of investments	$120,822,101	$83,763,752	$157,031,965	$295,668,788	$27,762,086

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Cost of investment purchases	$274,521,002	$59,291,058	$106,449,194	$37,262,182	$6,075,947

Proceeds from sales of investments	$247,465,415	$—	$116,901,189	$15,604,636	$7,621,172

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Cost of investment purchases	$22,361,275	$93,665,727	$159,379,264	$137,203,776	$101,529,026

Proceeds from sales of investments	$24,134,724	$33,010,159	$33,682,904	$27,911,040	$16,354,288

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund
Cost of investment purchases	$81,551,020	$76,649,724	$75,523,272	$30,007,199	$43,374,221

Proceeds from sales of investments	$13,496,305	$16,880,781	$7,670,936	$638,305	$34,540,103

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	$60,894,774	$35,554,228	$—	$139,856,408	$284,462,553

Proceeds from sales of investments	$44,678,232	$26,969,096	$—	$72,966,155	$123,839,588

The cost of short-term security purchases for the Money Market Fund for the year ended December 31, 2017, was $607,654,542; net proceeds from sales for the same period were $600,540,975.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

3.	INVESTMENTS (CONTINUED)

The components of net unrealized appreciation (depreciation) of investments for federal income tax purposes and the cost of investments for federal income tax purposes at December 31, 2017 for each of the funds were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Unrealized Appreciation	$1,158,932,496	$107,153,408	$130,502,649	$134,790,722	$27,681,358
Unrealized Depreciation	(51,867,964)	(10,997,642)	(20,003,112)	(17,610,110)	(4,181,665)

Net	$1,107,064,532	$96,155,766	$110,499,537	$117,180,612	$23,499,693

Tax Cost of Investments	$1,602,288,041	$227,365,072	$395,533,767	$434,075,501	$79,735,011

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Unrealized Appreciation	$429,793,564	$70,343,943	$28,116,868	$3,170,910	$1,308,388
Unrealized Depreciation	(59,875,445)	(1,353,553)	(1,936,740)	(269,136)	(111,553)

Net	$369,918,119	$68,990,390	$26,180,128	$2,901,774	$1,196,835

Tax Cost of Investments	$1,082,738,751	$468,400,907	$163,322,156	$97,917,585	$24,352,717

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Unrealized Appreciation	$14,667,979	$59,572,223	$88,459,918	$85,494,893	$78,511,755
Unrealized Depreciation	(310,519)	(343,331)	(295,164)	(232,018)	(152,056)

Net	$14,357,460	$59,228,892	$88,164,754	$85,262,875	$78,359,699

Tax Cost of Investments	$140,630,447	$465,627,191	$597,572,128	$492,448,049	$405,814,812

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund
Unrealized Appreciation	$66,255,045	$81,328,090	$28,382,863	$1,583,249	$8,169,992
Unrealized Depreciation	(163,432)	(156,828)	(53,718)	(1,149)	(441,881)

Net	$66,091,613	$81,171,262	$28,329,145	$1,582,100	$7,728,111

Tax Cost of Investments	$326,698,501	$356,182,006	$228,170,202	$32,727,498	$148,789,980

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$62,636,784	$67,228,765	$391	$4,647,999	$24,051,646
Unrealized Depreciation	(2,277,141)	(2,491,208)	0	(5,314,347)	(9,622,737)

Net	$60,359,643	$64,737,557	$391	$(666,348)	$14,428,909

Tax Cost of Investments	$336,825,847	$239,713,126	$70,780,274	$555,485,919	$1,256,522,933

Differences between amounts reflected in the Statements of Assets and Liabilities and those computed for federal income tax purposes arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

3.	INVESTMENTS (CONTINUED)

Investments in affiliated investment companies during the year ended December 31, 2017 were as follows:

Affiliated Investment Company	Value as of December 31, 2016	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2017	Dividends	Realized Gain, Distributions
Retirement Income Fund
Bond Fund	$22,590,894	$10,812,258	$105,931	$(44,640)	$(3,124,613)	$30,339,830	$735,242	$50,379
Equity Index Fund	16,078,959	6,585,088	602,342	2,374,970	(2,655,492)	22,985,867	306,997	361,756
Mid-Cap Equity Index Fund	4,051,382	1,932,844	47,352	319,305	(520,769)	5,830,114	56,047	291,490
Mid-Term Bond Fund	30,607,594	11,374,589	(50,720)	74,371	(8,530,540)	33,475,294	641,282	39,521
Money Market Fund	2,372,365	6,557,403	2,175	29,533	(773,222)	8,188,254	8,532	—

Total	$75,701,194	$37,262,182	$707,080	$2,753,539	$(15,604,636)	$100,819,359	$1,748,100	$743,146

2010 Retirement Fund
Bond Fund	$6,633,679	$1,398,162	$39,633	$6,802	$(1,784,494)	$6,293,782	$165,956	$11,371
Equity Index Fund	6,369,884	1,191,590	662,582	342,948	(2,016,616)	6,550,388	94,609	111,484
International Fund	753,943	470,760	35,874	138,700	(201,675)	1,197,602	22,769	2,757
Mid-Cap Equity Index Fund	2,053,267	451,102	82,133	79,804	(494,902)	2,171,404	22,551	117,286
Mid-Term Bond Fund	9,093,610	1,744,003	(28,697)	45,810	(2,750,720)	8,104,006	169,969	10,475
Money Market Fund	778,899	820,330	540	5,366	(372,765)	1,232,370	1,431	—

Total	$25,683,282	$6,075,947	$792,065	$619,430	$(7,621,172)	$25,549,552	$477,285	$253,373

2015 Retirement Fund
Bond Fund	$36,215,289	$5,397,462	$155,647	$63,450	$(4,794,036)	$37,037,812	$993,567	$68,080
Equity Index Fund	40,768,318	4,559,514	2,777,141	4,130,797	(6,153,651)	46,082,119	674,112	794,354
International Fund	8,552,145	801,640	708,150	964,247	(2,982,778)	8,043,404	154,204	18,671
Mid-Cap Equity Index Fund	14,819,918	2,000,203	726,180	458,169	(2,441,158)	15,563,312	163,652	851,125
Mid-Term Bond Fund	42,983,570	4,518,547	(232,631)	282,351	(7,037,996)	40,513,841	864,354	53,268
Money Market Fund	—	4,710,263	483	16,397	(296,538)	4,430,605	5,251	—
Small Cap Growth Fund	1,458,216	173,905	13,708	262,581	(205,430)	1,702,980	373	54,646
Small Cap Value Fund	1,595,771	199,741	33,763	7,696	(223,137)	1,613,834	8,755	72,100

Total	$146,393,227	$22,361,275	$4,182,441	$6,185,688	$(24,134,724)	$154,987,907	$2,864,268	$1,912,244

2020 Retirement Fund
Bond Fund	$102,961,309	$22,021,991	$369,414	$112,244	$(6,551,524)	$118,913,434	$3,055,313	$209,352
Equity Index Fund	137,223,398	25,629,060	4,952,047	19,607,066	(11,399,676)	176,011,895	2,491,168	2,935,519
International Fund	33,025,671	6,427,530	591,878	6,603,794	(3,627,247)	43,021,626	794,709	96,221
Mid-Cap Equity Index Fund	51,732,914	10,987,038	1,499,933	2,883,557	(4,783,803)	62,319,639	634,447	3,299,643
Mid-Term Bond Fund	82,121,310	24,893,810	(65,092)	(208,851)	(5,541,329)	101,199,848	2,064,630	127,238
Small Cap Growth Fund	8,447,477	1,738,226	66,549	1,641,971	(541,102)	11,353,121	2,399	351,676
Small Cap Value Fund	10,333,184	1,968,072	149,216	151,526	(565,478)	12,036,520	63,230	520,692

Total	$425,845,263	$93,665,727	$7,563,945	$30,791,307	$(33,010,159)	$524,856,083	$9,105,896	$7,540,341

2025 Retirement Fund
Bond Fund	$115,158,713	$34,273,080	$300,756	$125,430	$(3,357,823)	$146,500,156	$3,705,142	$253,879
Equity Index Fund	186,795,987	45,788,402	8,407,775	25,707,247	(17,447,471)	249,251,940	3,486,636	4,108,550
International Fund	43,950,773	14,950,020	242,104	10,089,818	(1,343,129)	67,889,586	1,236,260	149,683
Mid-Cap Equity Index Fund	81,646,960	20,890,062	3,194,021	3,748,573	(8,997,797)	100,481,819	1,013,608	5,271,588
Mid-Term Bond Fund	44,145,872	23,915,882	10,812	(325,087)	(1,575,736)	66,171,743	1,318,127	81,233
Small Cap Growth Fund	14,895,663	9,506,399	85,825	3,609,175	(480,474)	27,616,588	5,747	842,349
Small Cap Value Fund	17,536,948	10,055,419	132,017	581,140	(480,474)	27,825,050	143,680	1,183,187

Total	$504,130,916	$159,379,264	$12,373,310	$43,536,296	$(33,682,904)	$685,736,882	$10,909,200	$11,890,469

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2016	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2017	Dividends	Realized Gain, Distributions
2030 Retirement Fund
Bond Fund	$93,704,768	$25,178,683	$637,811	$(105,097)	$(9,717,047)	$109,699,118	$2,777,855	$190,340
Equity Index Fund	163,841,698	40,588,853	7,143,419	22,866,387	(14,734,051)	219,706,306	3,072,324	3,620,337
International Fund	40,126,217	18,049,118	166,506	9,555,562	(972,327)	66,925,076	1,217,454	147,406
Mid-Cap Equity Index Fund	75,972,240	26,524,552	561,172	6,397,159	(1,441,371)	108,013,752	1,084,507	5,640,321
Mid-Term Bond Fund	—	12,954,531	(41)	(225,138)	(198,379)	12,530,973	236,210	14,557
Small Cap Growth Fund	20,394,726	6,161,785	103,337	4,284,083	(423,932)	30,519,999	6,371	933,837
Small Cap Value Fund	22,248,139	7,746,254	155,236	590,004	(423,933)	30,315,700	156,905	1,292,095

Total	$416,287,788	$137,203,776	$8,767,440	$43,362,960	$(27,911,040)	$577,710,924	$8,551,626	$11,838,893

2035 Retirement Fund
Bond Fund	$52,111,597	$19,934,582	$106,154	$14,079	$(1,686,112)	$70,480,300	$1,759,660	$120,573
Equity Index Fund	141,369,696	33,992,003	4,312,556	21,758,615	(8,585,333)	192,847,537	2,675,726	3,152,996
International Fund	40,471,437	11,216,112	554,362	8,664,132	(2,503,716)	58,402,327	1,050,785	127,226
Mid-Cap Equity Index Fund	74,858,776	24,431,255	798,666	5,973,430	(1,974,118)	104,088,009	1,032,966	5,372,271
Small Cap Growth Fund	20,581,471	5,528,076	191,031	4,086,305	(1,029,000)	29,357,883	6,065	889,040
Small Cap Value Fund	22,445,500	6,426,998	216,526	485,440	(576,009)	28,998,455	148,503	1,222,907

Total	$351,838,477	$101,529,026	$6,179,295	$40,982,001	$(16,354,288)	$484,174,511	$6,673,705	$10,885,013

2040 Retirement Fund
Bond Fund	$34,083,832	$14,846,695	$80,889	$(47,511)	$(1,217,760)	$47,746,145	$1,207,768	$82,757
Equity Index Fund	108,177,528	26,922,229	1,860,223	18,423,773	(3,687,005)	151,696,748	2,121,841	2,500,316
International Fund	35,507,903	10,331,799	207,919	8,010,636	(1,163,019)	52,895,238	964,716	116,805
Mid-Cap Equity Index Fund	61,404,654	18,206,717	572,089	4,906,670	(1,716,197)	83,373,933	835,489	4,345,226
Small Cap Growth Fund	22,252,668	5,390,015	714,847	3,654,596	(3,200,084)	28,812,042	6,027	883,412
Small Cap Value Fund	24,271,722	5,853,565	963,417	(310,456)	(2,512,240)	28,266,008	146,509	1,206,481

Total	$285,698,307	$81,551,020	$4,399,384	$34,637,708	$(13,496,305)	$392,790,114	$5,282,350	$9,134,997

2045 Retirement Fund
Bond Fund	$34,764,813	$9,989,190	$119,243	$3,417	$(1,410,131)	$43,466,532	$1,117,711	$76,586
Equity Index Fund	117,410,071	26,117,998	2,063,284	19,817,047	(4,046,100)	161,362,300	2,282,062	2,689,115
International Fund	44,383,042	9,536,884	492,030	9,550,747	(1,938,525)	62,024,178	1,145,188	138,656
Mid-Cap Equity Index Fund	75,010,914	19,034,445	1,130,371	5,477,480	(2,585,240)	98,067,970	995,362	5,176,695
Small Cap Growth Fund	29,089,986	5,690,727	781,489	4,888,088	(3,820,151)	36,630,139	7,754	1,136,566
Small Cap Value Fund	31,748,945	6,280,480	1,211,531	(358,173)	(3,080,634)	35,802,149	187,774	1,546,299

Total	$332,407,771	$76,649,724	$5,797,948	$39,378,606	$(16,880,781)	$437,353,268	$5,735,851	$10,763,917

2050 Retirement Fund
Bond Fund	$14,180,395	$7,417,162	$15,796	$2,149	$(519,440)	$21,096,062	$518,274	$35,512
Equity Index Fund	55,574,225	25,311,926	471,591	10,797,421	(1,719,948)	90,435,215	1,232,443	1,452,276
International Fund	23,620,952	11,498,100	94,524	5,723,157	(831,103)	40,105,630	713,506	86,389
Mid-Cap Equity Index Fund	37,342,081	17,628,086	241,339	3,303,961	(1,142,767)	57,372,700	561,044	2,917,885
Small Cap Growth Fund	15,963,608	6,649,291	(117,171)	3,532,788	(1,975,158)	24,053,358	4,911	719,798
Small Cap Value Fund	17,367,654	7,018,707	122,833	409,708	(1,482,520)	23,436,382	118,477	975,647

Total	$164,048,915	$75,523,272	$828,912	$23,769,184	$(7,670,936)	$256,499,347	$3,148,655	$6,187,507

2055 Retirement Fund
Bond Fund	$263,886	$2,592,141	$(235)	$(21,137)	$(31,422)	$2,803,233	$46,031	$3,154
Equity Index Fund	996,766	9,614,567	14,603	699,329	(114,074)	11,211,191	106,175	125,115
International Fund	561,230	4,987,913	18,071	377,710	(149,543)	5,795,381	71,007	8,597
Mid-Cap Equity Index Fund	766,985	6,733,887	12,863	226,511	(106,457)	7,633,789	51,716	268,965
Small Cap Growth Fund	359,520	3,021,048	14,331	235,796	(157,115)	3,473,580	491	72,039
Small Cap Value Fund	371,035	3,057,643	9,273	34,167	(79,694)	3,392,424	11,817	97,308

Total	$3,319,422	$30,007,199	$68,906	$1,552,376	$(638,305)	$34,309,598	$287,237	$575,178

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

3.	INVESTMENTS (CONTINUED)

Affiliated Investment Company	Value as of December 31, 2016	Purchases	Realized Gain (Loss) on Investment Securities	Change in Unrealized Appreciation (Depreciation) of Investment Securities	Sales	Value as of December 31, 2017	Dividends	Realized Gain, Distributions
Conservative Allocation Fund
Bond Fund	$40,462,596	$15,499,972	$335,496	$(282,583)	$(9,589,102)	$46,426,379	$1,380,394	$94,585
Equity Index Fund	37,108,138	8,169,436	4,957,638	1,113,389	(11,290,998)	40,057,603	529,867	624,380
International Fund	6,965,165	1,680,196	(16,697)	1,437,020	(2,179,184)	7,886,500	134,282	16,258
Mid-Cap Equity Index Fund	7,804,216	5,117,496	466,286	286,622	(5,631,624)	8,042,996	38,368	199,547
Mid-Term Bond Fund	47,181,761	12,907,121	(154,011)	18,937	(5,849,195)	54,104,613	1,165,567	71,831

Total	$139,521,876	$43,374,221	$5,588,712	$2,573,385	$(34,540,103)	$156,518,091	$3,248,478	$1,006,601

Moderate Allocation Fund
Bond Fund	$81,623,898	$21,445,885	$569,313	$(118,003)	$(6,172,895)	$97,348,198	$2,338,821	$160,257
Equity Index Fund	125,924,853	14,312,554	11,002,021	10,725,429	(20,865,864)	141,098,993	2,176,573	2,564,810
International Fund	33,741,948	3,683,561	70,679	7,201,960	(5,013,665)	39,684,483	794,157	96,154
Mid-Cap Equity Index Fund	56,777,794	8,264,941	3,655,106	934,198	(8,922,071)	60,709,968	680,639	3,539,878
Mid-Term Bond Fund	48,939,624	13,187,833	101,519	(181,391)	(3,703,737)	58,343,848	1,140,358	70,278

Total	$347,008,117	$60,894,774	$15,398,638	$18,562,193	$(44,678,232)	$397,185,490	$7,130,548	$6,431,377

Aggressive Allocation Fund
Bond Fund	$48,302,076	$14,125,866	$310,250	$(152,979)	$(3,277,271)	$59,307,942	$1,522,785	$104,342
Equity Index Fund	93,309,198	8,255,305	5,874,209	10,288,570	(10,258,776)	107,468,506	1,594,002	1,878,325
International Fund	37,453,109	3,041,773	(5,303)	8,077,631	(3,235,021)	45,332,189	878,480	106,364
Mid-Cap Equity Index Fund	56,148,183	7,117,023	3,789,930	905,291	(6,305,455)	61,654,972	640,237	3,329,756
Small Cap Growth Fund	13,905,331	1,191,631	1,173,480	1,451,045	(2,354,550)	15,366,937	3,445	504,903
Small Cap Value Fund	14,611,902	1,822,630	836,063	(412,435)	(1,538,023)	15,320,137	80,477	662,722

Total	$263,729,799	$35,554,228	$11,978,629	$20,157,123	$(26,969,096)	$304,450,683	$4,719,426	$6,586,412

4.	CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. On November 9, 2017, the Board of Directors of the Investment Company changed the number of authorized shares as indicated by the following table. As a result of these actions, there remained 1,115,000,000 unallocated shares as of December 31, 2017.

	Authorized No. of Shares
	Previous Allocation	Allocation Increase/ (Decrease)	Total Shares Allocated
Equity Index Fund	800,000,000	—	800,000,000
All America Fund	200,000,000	—	200,000,000
Small Cap Value Fund	325,000,000	—	325,000,000
Small Cap Growth Fund	470,000,000	—	470,000,000
Small Cap Equity Index Fund**	—	100,000,000	100,000,000
Mid Cap Value Fund	100,000,000	—	100,000,000
Mid-Cap Equity Index Fund	750,000,000	—	750,000,000
International Fund	725,000,000	—	725,000,000
Composite Fund	150,000,000	—	150,000,000
Retirement Income Fund	95,000,000	—	95,000,000
2010 Retirement Fund	50,000,000	—	50,000,000
2015 Retirement Fund	200,000,000	—	200,000,000
2020 Retirement Fund	515,000,000	—	515,000,000
2025 Retirement Fund	625,000,000	—	625,000,000
2030 Retirement Fund	515,000,000	—	515,000,000
2035 Retirement Fund	445,000,000	—	445,000,000
2040 Retirement Fund	385,000,000	—	385,000,000
2045 Retirement Fund	425,000,000	—	425,000,000

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

4.	CAPITAL SHARE ACTIVITY (CONTINUED)

	Authorized No. of Shares
	Previous Allocation	Allocation Increase/ (Decrease)	Total Shares Allocated
2050 Retirement Fund	270,000,000	—	270,000,000
2055 Retirement Fund	100,000,000	—	100,000,000
2060 Retirement Fund**	—	100,000,000	100,000,000
Conservative Allocation Fund	165,000,000	—	165,000,000
Moderate Allocation Fund	320,000,000	—	320,000,000
Aggressive Allocation Fund	215,000,000	—	215,000,000
Money Market Fund	125,000,000	—	125,000,000
Mid-Term Bond Fund	540,000,000	—	540,000,000
Bond Fund	925,000,000	—	925,000,000

Sub-Total	9,435,000,000	200,000,000	9,635,000,000
Shares to be allocated at the discretion of the Board of Directors	1,315,000,000	(200,000,000)	1,115,000,000

Total	10,750,000,000	—	10,750,000,000

**	Fund to commence operations on, or after, July 1, 2018.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION

On October 3, 2017 and October 4, 2017, required distributions of net investment income and, as applicable, net realized gains relating to 2016 were declared and paid for all applicable funds in accordance with Internal Revenue Code Section 855(a). No such distributions were required for the 2055 Retirement Fund.

The Funds of Mutual of America Investment Corporation intend to declare and pay their respective tax year 2017 investment company taxable income and capital gains in 2018 in accordance with Internal Revenue Section 855(a).

Pursuant to shareholders’ instructions, substantially all dividend distributions throughout 2017 and 2016 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2017 and 2016 was as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Ordinary Income (a)
2017	$42,045,361	$5,437,103	$6,398,744	$1,099,348	$1,059,046
2016	$35,794,376	$3,947,519	$3,473,986	$0	$1,115,504
Long-Term Capital Gains
2017	$42,736,188	$35,345,294	$18,741,699	$16,488,137	$4,282,390
2016	$48,733,130	$17,354,545	$5,500,345	$39,762,021	$4,887,020

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Fund	2010 Retirement Fund
Ordinary Income (a)
2017	$18,442,754	$9,884,641	$4,300,467	$1,539,981	$543,546
2016	$13,403,568	$7,642,938	$3,865,723	$1,417,706	$579,461
Long-Term Capital Gains
2017	$74,952,994	$1,196,804	$20,996,479	$1,379,154	$1,150,822
2016	$71,656,832	$0	$10,227,373	$2,334,883	$1,449,643

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Ordinary Income (a)
2017	$3,028,463	$7,891,832	$8,443,812	$6,471,545	$5,090,035
2016	$3,360,637	$7,495,794	$7,530,298	$5,967,073	$4,653,592
Long-Term Capital Gains
2017	$6,504,889	$15,006,151	$17,549,626	$16,402,087	$14,165,396
2016	$8,964,100	$15,116,286	$17,294,855	$16,440,817	$15,229,224

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund
Ordinary Income (a)
2017	$3,936,958	$4,492,530	$1,952,198	$0	$3,053,002
2016	$3,629,694	$4,323,009	$1,305,214	$0	$3,087,144
Long-Term Capital Gains
2017	$12,664,502	$13,839,470	$5,127,131	$0	$2,676,902
2016	$13,528,794	$16,121,366	$3,752,852	$0	$3,635,717

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)
2017	$6,887,282	$4,432,394	$83,111	$11,719,948	$33,167,639
2016	$7,137,035	$5,034,614	$0	$12,142,285	$29,240,973
Long-Term Capital Gains
2017	$10,932,002	$15,484,011	$0	$543,647	$1,805,293
2016	$15,163,067	$16,088,191	$0	$679,842	$1,620,584

Notes:

(a)	Includes distributions from Fund-level net short-term capital gains.

Undistributed net income and gains (losses) — As of December 31, 2017, undistributed net income and undistributed accumulated gain (loss) for federal income tax purposes were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$50,361,259	$17,854,593	$8,076,774	$3,604,872	$2,311,441
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$56,445,562	$2,637,131	$36,347,744	$36,241,695	$6,680,351
Net unrealized appreciation (depreciation) of investments and futures contracts	$1,107,064,532	$96,155,766	$110,499,537	$117,180,612	$23,499,693

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$23,037,787	$12,148,302	$7,720,570	$1,751,326	$490,991
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$85,475,566	$0	$10,422,418	$1,339,242	$1,055,110
Net unrealized appreciation (depreciation) of investments and futures contracts	$369,918,119	$68,990,390	$26,180,128	$2,901,774	$1,196,835

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$2,885,898	$9,311,834	$11,340,011	$9,023,183	$7,120,325
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$6,098,811	$14,464,758	$23,373,515	$19,726,249	$16,266,812
Net unrealized appreciation (depreciation) of investments and futures contracts	$14,357,460	$59,228,892	$88,164,754	$85,262,875	$78,359,699

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund
Accumulated undistributed net investment income	$5,677,938	$6,218,541	$3,442,823	$366,872	$3,300,748
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$12,891,559	$15,787,067	$6,634,382	$542,019	$6,677,611
Net unrealized appreciation (depreciation) of investments and futures contracts	$66,091,613	$81,171,262	$28,329,145	$1,582,100	$7,728,111

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$7,438,128	$5,093,663	$462,689	$12,347,782	$34,954,410
Accumulated undistributed net realized gain/(loss) on investments and futures contracts	$20,403,614	$16,696,924	$(1,023)	$199,248	$(77,618)
Net unrealized appreciation (depreciation) of investments and futures contracts	$60,359,643	$64,737,557	$391	$(666,348)	$14,428,909

The difference between the components of distributable earnings for income tax purposes and the amounts reflected in the statements of assets and liabilities arise primarily from federal income tax treatment of wash sales, REITs, partnerships, corporate actions and futures contracts.

Reclassifications — The Funds make adjustments to the components of net assets for book to tax differences that are considered permanent in nature. For the year ended December 31, 2017, the Funds reclassified amounts primarily relating to differences in the book to tax treatment of partnership investments, REITs, PFICs, corporate actions and the character of distributions. Each Fund’s net assets are not affected by these reclassifications.

During the year ended December 31, 2017, each Fund reclassified the following book to tax differences [increases (decreases)]:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$(794,363)	$(320,593)	$(2,010,127)	$(120,408)	$158,218
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$794,363	$320,593	$2,010,127	$120,408	$(158,218)

Paid in capital	$0	$0	$0	$0	$0

	Mid-Cap Equity Index Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Accumulated undistributed net investment income	$(3,438,249)	$0	$(24,468)	$56,402	$17,353
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$4,025,665	$0	$24,468	$(56,402)	$(17,353)

Paid in capital	$(587,416)	$0	$0	$0	$0

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Accumulated undistributed net investment income	$131,631	$518,506	$817,550	$795,033	$720,706
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(131,631)	$(518,506)	$(817,550)	$(795,033)	$(720,706)

Paid in capital	$0	$0	$0	$0	$0

MUTUAL OF AMERICA INVESTMENT CORPORATION

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2017

5.	DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION (CONTINUED)

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund
Accumulated undistributed net investment income	$621,511	$738,994	$432,229	$40,751	$86,591
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(621,511)	$(738,994)	$(432,229)	$(40,751)	$(86,591)

Paid in capital	$0	$0	$0	$0	$0

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$375,449	$429,091	$0	$0	$0
Accumulated undistributed net realized gains (loss) on investments and futures contracts	$(375,449)	$(429,091)	$0	$0	$0

Paid in capital	$0	$0	$0	$0	$0

6.	RECENT ACCOUNTING PRONOUNCEMENTS

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also promote effective liquidity risk management across the open-end fund industry and enhance disclosure regarding fund liquidity and redemption practices. The compliance date of these rules is generally December 1, 2018. Management is currently evaluating the impact and implications of the updates, which have not yet been determined.

7.	SUBSEQUENT EVENTS

On February 22, 2018, the Board of Directors of the Investment Company increased the number of authorized shares from 10.75 billion to 14.75 billion. Also on that date, the Board of Directors changed the number of authorized shares of the following Funds. As a result of these actions, there remained 2,290,000,000 unallocated shares on that date.

Fund	Previous Allocation	Allocation Increase	Total Shares Allocated
Equity Index Fund	800,000,000	100,000,000	900,000,000
Small Cap Growth Fund	470,000,000	100,000,000	570,000,000
Small Cap Value Fund	325,000,000	100,000,000	425,000,000
Mid-Cap Equity Index Fund	750,000,000	100,000,000	850,000,000
International Fund	725,000,000	250,000,000	975,000,000
Retirement Income Fund	95,000,000	125,000,000	220,000,000
2020 Retirement Fund	515,000,000	150,000,000	665,000,000
2025 Retirement Fund	625,000,000	300,000,000	925,000,000
2030 Retirement Fund	515,000,000	300,000,000	815,000,000
2035 Retirement Fund	445,000,000	300,000,000	745,000,000
2040 Retirement Fund	385,000,000	200,000,000	585,000,000
2045 Retirement Fund	425,000,000	100,000,000	525,000,000
2050 Retirement Fund	270,000,000	100,000,000	370,000,000
2055 Retirement Fund	100,000,000	100,000,000	200,000,000
Bond Fund	925,000,000	500,000,000	1,425,000,000

Management, on behalf of the Investment Company, has evaluated the need for disclosures and/or adjustments to the financial statements from subsequent events. As a result of this evaluation, except as noted above, no additional subsequent events require disclosure and/or adjustment to the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Mutual of America Investment Corporation:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Mutual of America Investment Corporation, comprised of Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, International Fund, Composite Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund, 2055 Retirement Fund (commenced operations October 1, 2016), Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Mid-Term Bond Fund and Bond Fund (collectively, the “Funds”), including the portfolios of investments in securities for the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, International Fund, Retirement Income Fund, 2010 Retirement Fund, 2015 Retirement Fund, 2020 Retirement Fund, 2025 Retirement Fund, 2030 Retirement Fund, 2035 Retirement Fund, 2040 Retirement Fund, 2045 Retirement Fund, 2050 Retirement Fund, and 2055 Retirement Fund, and the summary portfolios of investments in securities for each of the remaining Funds, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG has served as the auditor of Mutual of America Investment Corporation since 2002.

New York, New York

February 27, 2018

MUTUAL OF AMERICA INVESTMENT CORPORATION

ADDITIONAL INFORMATION

Directors and Officers — Unaudited

The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold regular annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser or Mutual of America with the exception of serving on the Board of Directors of Mutual of America Institutional Funds, Inc., an affiliated registered management investment company, which also receives investment advice from the Adviser. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service. Mr. Roth serves as director of one other investment company advised by or affiliated with the Adviser, Mutual of America Institutional Funds, Inc.

The Investment Company’s Statement of Additional Information (“SAI”), filed with the Securities and Exchange Commission, contains additional information about the Investment Company’s Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839 or by calling 1-800-468-3785 or through the following websites: http://www.mutualofamerica.com or http://www.sec.gov.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Carolyn N. Dolan, age 70	Since April 2011	Executive Vice President, Head of Direct Client Investments, Fiera Capital Inc.; prior thereto Founding Principal and Portfolio Manager, Samson Capital Advisors LLC	Director, Market Street Trust Company; Trustee, Fordham University; Mutual of America Institutional Funds, Inc.

Stanley E. Grayson, age 67	Since November 2017	Vice Chairman and Chief Operating Officer, M.R. Beal & Company (Retired 2014)	Director, TD Bank, N.A.; Director, YMCA of Greater New York; Trustee, College of the Holy Cross

LaSalle D. Leffall, III, age 54	Since April 2011	President and Founder, LDL Financial, LLC	Director, Federal Home Loan Bank of Atlanta; Mutual of America Institutional Funds, Inc.

John W. Sibal, age 65	Since April 2011	President & Chief Executive Officer, Eustis Commercial Mortgage Corporation	Director, Eustis Commercial Mortgage Corporation; Director, New Orleans Recreation Development Foundation; Treasurer and Director, Friends of Nord, Inc.; Mutual of America Institutional Funds, Inc.

Margaret M. Smyth, age 54	Since February 2007	U.S. Chief Financial Officer, National Grid; prior thereto Vice President of Finance, Con Edison; prior thereto Vice President, Chief Financial Officer, Hamilton Sundstrand, a United Technologies Company	Director, Etsy, Inc.; Director, Concern Worldwide, USA; Director, BritishAmerican Business Association; Trustees Fellow, Fordham University; Director, National Grid USA; Mutual of America Institutional Funds, Inc.

Independent Directors
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

Patrick J. Waide, Jr., age 80	Since December 2003	Certified Public Accountant	Trustee, John Simon Guggenheim Memorial Foundation; Emeritus Director, National Catholic Reporter; Mutual of America Institutional Funds, Inc.

William E. Whiston, age 63	Since February 2011	Chief Financial Officer, the Archdiocese of New York; Adjunct Professor in Finance, Fordham University Graduate School of Business; prior thereto Executive Vice President and member, United States Management Board at Allied Irish Bank	Director, Sterling National Bank; Trustee and Treasurer, Trustees of St. Patrick’s Cathedral in New York City; Trustee, St. Joseph’s Seminary; Mutual of America Institutional Funds, Inc.
Interested Director
Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director

James J. Roth, Chairman, President and Chief Executive Officer, age 68	Since August 2015	Senior Executive Vice President and General Counsel, Mutual of America Life Insurance Company since March 2013; prior thereto Executive Vice President and General Counsel, Mutual of America Life Insurance Company since April 2009; Chairman of the Board, President and Chief Executive Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc. since August 2015	Mutual of America Life Insurance Company; Mutual of America Institutional Funds, Inc.; Mutual of America Holding Company LLC; Mutual of America Foundation

Mr. Roth is an “interested person” as an officer of the Adviser and of affiliates of the Adviser.

Officers
Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer

Chris W. Festog, Senior Executive Vice President, Chief Financial Officer and Treasurer, age 56	Since April 2013	Senior Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company since March 2017; prior thereto Executive Vice President and Chief Financial Officer, Mutual of America Life Insurance Company since March 2015; prior thereto Executive Vice President and Deputy Treasurer, Mutual of America Life Insurance Company	Mutual of America Holding Company LLC; Mutual of America Securities LLC

Diana H. Glynn, Senior Vice President and Internal Auditor, age 53	Since April 2017	Senior Vice President and Internal Auditor, Mutual of America Life Insurance Company since April 2017; Senior Vice President and Internal Auditor, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.; prior thereto Vice President, Internal Auditor, Mutual of America Life Insurance Company	None

Kathryn A. Lu, Executive Vice President and Chief Compliance Officer, age 57	Since July 2008	Executive Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company, prior thereto Senior Vice President and Chief Compliance Officer, Mutual of America Life Insurance Company; Executive Vice President and Chief Compliance Officer, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc.	None

Christopher M. Miseo, Senior Vice President and Chief Accounting Officer, age 61	Since March 2013	Senior Vice President and Director of Accounting and Financial Reporting, Mutual of America Life Insurance Company	None

Scott H. Rothstein, Executive Vice President, Deputy General Counsel and Corporate Secretary, age 52	Since April 2013	Executive Vice President and Deputy General Counsel, Mutual of America Life Insurance Company, since January 2009; Executive Vice President, Deputy General Counsel and Corporate Secretary, Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc., since April 2013	None

Quarterly Portfolio Schedules

Included in this Annual Report are summary schedules of Mutual of America Investment Corporation’s (“Investment Company”) Fund portfolio holdings as of December 31, 2017. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q and N-CSR are available on the SEC’s website at http://www.sec.gov. Additionally, the Forms N-Q and N-CSR may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A copy of the Investment Company’s proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC’s website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call (212) 224-1568 or write to:

Ms. Kathryn A. Lu

Executive Vice President and Chief Compliance Officer

Mutual of America Investment Corporation

320 Park Avenue

New York, NY 10022-6839

Supplemental Dividend Information — Unaudited

Dividends from the International, Money Market, Mid-Term Bond and Bond Funds do not qualify for the corporate dividends received deduction. The 2055 Retirement Fund did not distribute any dividends during 2017. The following are the percentages of the ordinary dividends distributed in 2017 by the other Investment Corporation Funds that qualify for the corporate dividends received deduction:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid-Cap Equity Index Fund
Ordinary dividend qualifying percentage	90.01%	82.52%	57.23%	100.00%	65.13%

	Mid Cap Value Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund
Ordinary dividend qualifying percentage	100.00%	47.73%	19.44%	24.86%	30.05%

	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund
Ordinary dividend qualifying percentage	37.11%	47.58%	54.92%	61.98%	64.02%

	2045 Retirement Fund	2050 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Ordinary dividend qualifying percentage	63.89%	64.93%	22.41%	38.94%	51.21%

Important tax information: The following amounts of 2017 Investment Corporation Fund long-term capital gains (if any) have been designated as capital gains dividends.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid-Cap Equity Index Fund
Dividends qualifying for reduced long-term capital gains tax rate	$42,736,188	$35,345,294	$18,741,699	$16,488,137	$74,952,994

	Mid Cap Value Fund	International Fund	Composite Fund	Retirement Income Fund	2010 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$4,282,390	$1,196,804	$20,996,479	$1,379,154	$1,150,822

	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Dividends qualifying for reduced long-term capital gains tax rate	$6,504,889	$15,006,151	$17,549,626	$16,402,087	$14,165,396

	2040 Retirement Fund	2045 Retirement Fund	2050 Retirement Fund	2055 Retirement Fund	Conservative Allocation Fund
Dividends qualifying for reduced long-term capital gains tax rate	$12,664,502	$13,839,470	$5,127,131	$0	$2,676,902

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Dividends qualifying for reduced long-term capital gains tax rate	$10,932,002	$15,484,011	$0	$543,647	$1,805,293

MUTUAL OF AMERICA

LIFE INSURANCE COMPANY

320 PARK AVENUE

NEW YORK, NY 10022-6839

www.mutualofamerica.com

320 PARK AVENUE

NEW YORK NY 10022-6839

ADDRESS SERVICE REQUESTED

You can receive these and other important documents electronically. Sign up for eDocuments and we’ll waive the monthly participant charge. Find out more at mutualofamerica.com or call 1-800-468-3785.

M100-MOA

ITEM 2.	CODE OF ETHICS.

Mutual of America Investment Corporation (the “Corporation”) has adopted a Code of Ethics that applies to its principal executive and financial officers, as well as all Access Persons as defined under Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics consists of two sections. The first section, designated as Section A, is the Code of Ethics required under Rule 17j-1. Section A requires those subject to it to submit periodic reports detailing their securities holdings and transactions (subject to several exemptions contained in the rules) and requires pre-approval for certain securities transactions by such persons, including purchases and sales of reportable securities, investments in initial public offerings and private placements. Section A was amended during the period covered by this report. These amendments were made to: (1) enhance the efficiency of the Code of Ethics by revising provisions that unnecessarily increased certain administrative burdens without advancing the overall goals of the Code of Ethics; (2) enhance and clarify certain provisions so that, overall, the Code of Ethics would operate and be administered more effectively; and (3) further serve the Code of Ethics’ objective of acting in the best interests of the Corporation’s shareholders at all times.

The second section, designated as Section B, is to assure compliance with the Code of Ethics requirements of Section 406 of the Sarbanes-Oxley Act of 2002. It applies specifically to the Corporation’s principal executive and financial officers. There have been no amendments to Section B during the period covered by this report.

The two sections are not mutually exclusive and must be observed independently by each person to whom they are intended to apply. Section A applies to all individuals while Section B applies to the individuals designated in Section B. Both Sections explicitly require those individuals subject to the provisions of the Code of Ethics to promptly report violations of the Code of Ethics to the Chief Compliance Officer.

The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Mutual of America Investment Corporation’s Board of Directors has determined that one audit committee financial expert serves on its Audit Committee.

(a)	(2) The audit committee financial expert is Margaret M. Smyth. She is a Certified Public Accountant and has been U.S. Chief Financial Officer at National Grid since 2014. Her experience also includes previously held senior finance positions at Con Edison, Hamilton Sunstrand and United Technologies, and was a partner at Deloitte Touche and Arthur Andersen. Ms. Smyth is considered an independent director.

(a)	(3) Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Aggregate Audit Fees:

2017: $510,000

2016: $489,000

(b), (c), (d) There were no Audit-Related, Tax or Other Fees.

(e) All non-audit fees are pre-approved by the Audit Committee in advance.

(f), (g), (h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) Schedule I – Portfolios of Investments in Securities follows:

MUTUAL OF AMERICA INVESTMENT CORPORATION - EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.8%)
Advance Auto Parts, Inc.	7,778	775,389
Amazon.com, Inc.*	45,604	53,332,510
Aptiv PLC	30,992	2,629,051
AutoZone, Inc.*	2,962	2,107,078
Best Buy Co., Inc.	27,980	1,915,791
BorgWarner, Inc.	20,227	1,033,397
CarMax, Inc.*	19,193	1,230,847
Carnival Corp.	47,555	3,156,225
CBS Corp. Cl B	39,835	2,350,265
Charter Communications, Inc. Cl A*	22,615	7,597,735
Chipotle Mexican Grill, Inc.*	2,486	718,529
Comcast Corp. Cl A	537,130	21,512,057
D.R. Horton, Inc.	41,148	2,101,428
Darden Restaurants, Inc.	14,681	1,409,670
Discovery Communications, Inc. Cl A*	12,547	280,802
Discovery Communications, Inc. Cl C*	26,701	565,260
DISH Network Corp.*	26,622	1,271,201
Disney (Walt) Co.	173,583	18,661,908
Dollar General Corp.	28,303	2,632,462
Dollar Tree, Inc.*	26,754	2,870,972
Expedia, Inc.	15,078	1,805,892
Foot Locker, Inc.	16,773	786,318
Ford Motor Co.	454,876	5,681,401
Gap, Inc.	23,028	784,334
Garmin Ltd.	13,389	797,583
General Motors Co.	145,759	5,974,661
Genuine Parts Co.	16,793	1,595,503
Goodyear Tire & Rubber Co.	24,759	799,963
H&R Block, Inc.	28,542	748,371
Hanesbrands, Inc.	36,041	753,617
Harley-Davidson, Inc.	20,565	1,046,347
Hasbro, Inc.	13,562	1,232,650
Hilton Worldwide Hldgs., Inc.	23,729	1,894,998
Home Depot, Inc.	133,762	25,351,912
Interpublic Group of Cos., Inc.	38,267	771,463
Kohl’s Corp.	20,198	1,095,338
L Brands, Inc.	26,503	1,596,011
Leggett & Platt, Inc.	16,591	791,888
Lennar Corp. Cl A	25,435	1,608,509
LKQ Corp.*	32,748	1,331,861
Lowe’s Cos., Inc.	95,941	8,916,757
Macy’s, Inc.	31,383	790,538
Marriott International, Inc. Cl A	34,452	4,676,197
Mattel, Inc.	33,361	513,092
McDonald’s Corp.	90,993	15,661,715
MGM Resorts International	55,720	1,860,491
Michael Kors Hldgs. Ltd.*	16,826	1,059,197
Mohawk Industries, Inc.*	7,573	2,089,391
Netflix, Inc.*	49,258	9,455,566
Newell Brands, Inc.	59,837	1,848,963
News Corp. Cl A	48,216	781,581
News Corp. Cl B	15,818	262,579
NIKE, Inc. Cl B	148,600	9,294,930
Nordstrom, Inc.	11,433	541,696
Norwegian Cruise Line Hldgs. Ltd.*	19,525	1,039,706
Omnicom Group, Inc.	28,058	2,043,464

O’Reilly Automotive, Inc.*	9,696	2,332,276
Priceline Group Inc.*	5,582	9,700,065
PulteGroup, Inc.	31,257	1,039,295
PVH Corp.	9,696	1,330,388
Ralph Lauren Corp.	5,349	554,638
Ross Stores, Inc.	44,486	3,570,002
Royal Caribbean Cruises Ltd.	18,862	2,249,859
Scripps Networks Interactive, Inc. Cl A	9,432	805,304
Signet Jewelers Ltd.	4,793	271,044
Starbucks Corp.	164,212	9,430,695
Tapestry, Inc.	30,250	1,337,958
Target Corp.	62,073	4,050,263
Tiffany & Co.	12,840	1,334,718
Time Warner, Inc.	89,488	8,185,467
TJX Cos., Inc.	73,377	5,610,405
Tractor Supply Co.	15,458	1,155,486
TripAdvisor, Inc.*	14,971	515,901
Twenty-First Century Fox, Inc. Cl A	124,537	4,300,263
Twenty-First Century Fox, Inc. Cl B	52,086	1,777,174
Ulta Beauty, Inc.*	7,194	1,609,010
Under Armour, Inc. Cl A*	17,187	248,008
Under Armour, Inc. Cl C*	19,022	253,373
V.F. Corp.	38,591	2,855,734
Viacom, Inc. Cl B	43,411	1,337,493
Whirlpool Corp.	7,951	1,340,857
Wyndham Worldwide Corp.	11,594	1,343,397
Wynn Resorts Ltd.	9,456	1,594,187
Yum! Brands, Inc.	37,891	3,092,285

		318,662,605

CONSUMER STAPLES (7.9%)
Altria Group, Inc.	216,692	15,473,976
Archer-Daniels-Midland Co.	64,568	2,587,885
Brown-Forman Corp. Cl B	23,616	1,621,711
Campbell Soup Co.	21,199	1,019,884
Church & Dwight Co., Inc.	26,450	1,326,997
Clorox Co.	14,131	2,101,845
Coca-Cola Co.	439,981	20,186,328
Colgate-Palmolive Co.	101,630	7,667,984
Conagra Brands, Inc.	48,689	1,834,115
Constellation Brands, Inc. Cl A	19,889	4,546,029
Costco Wholesale Corp.	49,700	9,250,164
Coty, Inc. Cl A	52,728	1,048,760
CVS Health Corp.	113,753	8,247,093
Dr. Pepper Snapple Group, Inc.	19,525	1,895,097
Estee Lauder Cos., Inc. Cl A	26,228	3,337,251
General Mills, Inc.	64,329	3,814,066
Hershey Co.	15,995	1,815,592
Hormel Foods Corp.	28,323	1,030,674
J.M. Smucker Co.	13,127	1,630,898
Kellogg Co.	28,201	1,917,104
Kimberly-Clark Corp.	39,636	4,782,480
Kraft Heinz Co.	68,769	5,347,477
Kroger Co.	98,996	2,717,440
McCormick & Co., Inc.	12,901	1,314,741
Molson Coors Brewing Co. Cl B	22,669	1,860,445
Mondelez International, Inc. Cl A	168,538	7,213,426
Monster Beverage Corp.*	45,041	2,850,645
PepsiCo, Inc.	162,139	19,443,709
Philip Morris Int’l., Inc.	178,307	18,838,135
Proctor & Gamble Co.	291,416	26,775,302
Sysco Corp.	55,536	3,372,701
Tyson Foods, Inc. Cl A	35,494	2,877,499
Walgreens Boots Alliance, Inc.	97,457	7,077,327
Wal-Mart Stores, Inc.	167,585	16,549,019

		213,373,799

ENERGY (5.9%)
Anadarko Petroleum Corp.	59,844	3,210,032
Andeavor	16,479	1,884,209
Apache Corp.	45,857	1,936,083
Baker Hughes, a GE Co.	51,306	1,623,322
Cabot Oil & Gas Corp.	57,674	1,649,476
Chesapeake Energy Corp.*	72,786	288,233
Chevron Corp.	216,895	27,153,085
Cimarex Energy Co.	11,508	1,404,091
Concho Resources, Inc.*	17,130	2,573,269
ConocoPhillips	138,884	7,623,343
Devon Energy Corp.	62,127	2,572,058
EOG Resources, Inc.	65,915	7,112,888
EQT Corp.	28,222	1,606,396
Exxon Mobil Corp.	485,758	40,628,799
Halliburton Co.	98,302	4,804,019
Helmerich & Payne, Inc.	13,371	864,301
Hess Corp.	29,786	1,413,941
Kinder Morgan, Inc.	216,782	3,917,251
Marathon Oil Corp.	103,189	1,746,990
Marathon Petroleum Corp.	55,230	3,644,075
National Oilwell Varco, Inc.	39,462	1,421,421
Newfield Exploration Co.*	27,486	866,634
Noble Energy, Inc.	59,408	1,731,149
Occidental Petroleum Corp.	88,156	6,493,571
ONEOK, Inc.	44,718	2,390,177
Phillips 66	49,380	4,994,787
Pioneer Natural Resources Co.	19,972	3,452,160
Range Resources Corp.	32,854	560,489
Schlumberger Ltd.	157,226	10,595,490
TechnipFMC PLC	47,123	1,475,421
Valero Energy Corp.	50,416	4,633,735
Williams Cos., Inc.	96,212	2,933,504

		159,204,399

FINANCIALS (15.0%)
Affiliated Managers Group, Inc.	6,565	1,347,466
Aflac, Inc.	43,891	3,852,752
Allstate Corp.	40,141	4,203,164
American Express Co.	82,061	8,149,478
American Int’l. Group, Inc.	101,335	6,037,539
Ameriprise Financial, Inc.	17,008	2,882,346
Aon PLC	28,065	3,760,710
Assurant, Inc.	5,242	528,603
Bank of America Corp.	1,100,802	32,495,675
Bank of New York Mellon Corp.	115,159	6,202,464
BB&T Corp.	89,365	4,443,228
Berkshire Hathaway, Inc. Cl B*	220,061	43,620,491
BlackRock, Inc.	14,236	7,313,176
Brighthouse Financial, Inc.*	8,936	524,007
Capital One Financial Corp.	56,543	5,630,552
CBOE Holdings, Inc.	12,337	1,537,067
Charles Schwab Corp.	137,677	7,072,467
Chubb Ltd.	52,519	7,674,601
Cincinnati Financial Corp.	17,598	1,319,322
Citigroup, Inc.	302,166	22,484,172
Citizens Financial Group, Inc.	56,432	2,369,015
CME Group, Inc.	39,482	5,766,346
Comerica, Inc.	18,332	1,591,401
Discover Financial Svcs.	41,869	3,220,563
E*Trade Financial Corp.*	31,791	1,575,880
Everest Re Group Ltd.	4,673	1,033,948
Fifth Third Bancorp	78,089	2,369,220
Franklin Resources, Inc.	35,695	1,546,664
Gallagher (Arthur J.) & Co.	20,396	1,290,659
Goldman Sachs Group, Inc.	40,324	10,272,942

Hartford Financial Svcs. Group, Inc.	42,090	2,368,825
Huntington Bancshares, Inc.	124,163	1,807,813
Intercontinental Exchange, Inc.	66,343	4,681,162
Invesco Ltd.	49,617	1,813,005
JPMorgan Chase & Co.	394,072	42,142,060
KeyCorp	118,457	2,389,278
Leucadia National Corp.	40,841	1,081,878
Lincoln National Corp.	23,848	1,833,196
Loews Corp.	31,213	1,561,586
M&T Bank Corp.	16,725	2,859,808
Marsh & McLennan Cos., Inc.	59,046	4,805,754
MetLife, Inc.	121,997	6,168,168
Moody’s Corp.	19,052	2,812,266
Morgan Stanley	156,547	8,214,021
Nasdaq, Inc.	13,392	1,028,907
Navient Corp.	39,605	527,539
Northern Trust Corp.	24,010	2,398,359
People’s United Financial, Inc.	41,500	776,050
PNC Financial Svcs. Grp., Inc.	53,915	7,779,395
Principal Financial Grp., Inc.	29,507	2,082,014
Progressive Corp.	65,503	3,689,129
Prudential Financial, Inc.	49,350	5,674,263
Raymond James Financial, Inc.	14,801	1,321,729
Regions Financial Corp.	136,872	2,365,148
S&P Global, Inc.	29,260	4,956,644
State Street Corp.	42,131	4,112,407
SunTrust Banks, Inc.	56,010	3,617,686
Synchrony Financial	83,580	3,227,024
T. Rowe Price Group, Inc.	28,001	2,938,145
Torchmark Corp.	11,592	1,051,510
Travelers Cos., Inc.	30,950	4,198,058
U.S. Bancorp	181,563	9,728,146
Unum Group	23,908	1,312,310
Visa, Inc. Cl A	206,262	23,517,993
Wells Fargo & Co.	504,476	30,606,559
Willis Towers Watson PLC	15,075	2,271,717
XL Group Ltd.	28,745	1,010,674
Zions Bancorporation	20,867	1,060,670

		407,906,814

HEALTH CARE (13.2%)
Abbott Laboratories	197,306	11,260,253
AbbVie, Inc.	181,815	17,583,329
Aetna, Inc.	37,509	6,766,249
Agilent Technologies, Inc.	38,623	2,586,582
Alexion Pharmaceuticals, Inc.*	24,988	2,988,315
Align Technology, Inc.*	7,838	1,741,525
Allergan PLC	37,688	6,165,003
AmerisourceBergen Corp.	19,661	1,805,273
Amgen, Inc.	82,799	14,398,746
Anthem, Inc.	28,743	6,467,462
Baxter International, Inc.	55,857	3,610,596
Becton, Dickinson & Co.	30,213	6,467,294
BIOGEN, Inc.*	23,901	7,614,142
Boston Scientific Corp.*	160,933	3,989,529
Bristol-Myers Squibb Co.	188,436	11,547,358
Cardinal Health, Inc.	36,764	2,252,530
Celgene Corp.*	90,565	9,451,363
Centene Corp.*	18,817	1,898,259
Cerner Corp.*	37,608	2,534,403
CIGNA Corp.	28,054	5,697,487
Cooper Companies, Inc.	5,678	1,237,123
Danaher Corp.	69,051	6,409,314
DaVita Inc Inc.*	18,605	1,344,211
DENTSPLY SIRONA, Inc.	27,421	1,805,124
Edwards Lifesciences Corp.*	24,943	2,811,326

Envision Healthcare Corp.*	15,275	527,904
Express Scripts Hldg. Co.*	65,867	4,916,313
Gilead Sciences, Inc.	148,928	10,669,202
HCA Healthcare, Inc.*	32,556	2,859,719
Hologic, Inc.*	29,992	1,282,158
Humana, Inc.	16,459	4,082,984
IDEXX Laboratories, Inc.*	9,922	1,551,602
Illumina, Inc.*	17,052	3,725,691
Incyte Corp.*	19,148	1,813,507
Intuitive Surgical, Inc.*	12,605	4,600,069
IQVIA Holdings, Inc.*	17,885	1,750,942
Johnson & Johnson	307,745	42,998,131
Laboratory Corp. of America Hldgs.*	11,473	1,830,058
Lilly (Eli) & Co.	110,804	9,358,506
McKesson Corp.	23,972	3,738,433
Medtronic PLC	155,814	12,581,981
Merck & Co., Inc.	311,378	17,521,240
Mettler-Toledo Int’l., Inc.*	2,873	1,779,881
Mylan NV*	58,170	2,461,173
Patterson Cos., Inc.	7,124	257,390
PerkinElmer, Inc.	10,868	794,668
Perrigo Co. PLC	15,111	1,317,075
Pfizer, Inc.	681,159	24,671,579
Quest Diagnostics, Inc.	15,936	1,569,537
Regeneron Pharmaceuticals, Inc.*	8,811	3,312,584
ResMed, Inc.	15,343	1,299,399
Schein (Henry), Inc.*	18,418	1,287,050
Stryker Corp.	37,226	5,764,074
Thermo Fisher Scientific, Inc.	46,093	8,752,139
UnitedHealth Group, Inc.	110,164	24,286,755
Universal Health Svcs., Inc. Cl B	9,170	1,039,420
Varian Medical Systems, Inc.*	9,351	1,039,364
Vertex Pharmaceuticals, Inc.*	29,110	4,362,425
Waters Corp.*	9,313	1,799,178
Zimmer Biomet Hldgs., Inc.	22,641	2,732,089
Zoetis, Inc.	54,332	3,914,077

		358,681,093

INDUSTRIALS (9.8%)
3M Co.	67,707	15,936,197
Acuity Brands, Inc.	4,721	830,896
Alaska Air Group, Inc.	14,563	1,070,526
Allegion PLC	9,480	754,229
American Airlines Group, Inc.	46,055	2,396,242
AMETEK, Inc.	25,579	1,853,710
Arconic, Inc.	51,711	1,409,125
Boeing Co.	63,445	18,710,565
Caterpillar, Inc.	67,088	10,571,727
Cintas Corp.	9,855	1,535,705
CSX Corp.	103,161	5,674,887
Cummins, Inc.	18,368	3,244,524
Deere & Co.	36,036	5,639,994
Delta Air Lines, Inc.	74,827	4,190,312
Dover Corp.	18,749	1,893,462
Eaton Corp. PLC	50,559	3,994,667
Emerson Electric Co.	73,834	5,145,491
Equifax, Inc.	13,209	1,557,605
Expeditors Int’l. of Wash.	20,200	1,306,738
Fastenal Co.	34,205	1,870,671
FedEx Corp.	28,079	7,006,834
Flowserve Corp.	12,623	531,807
Fluor Corp.	15,446	797,786
Fortive Corp.	36,160	2,616,176
Fortune Brands Home & Security, Inc.	19,485	1,333,553
General Dynamics Corp.	31,379	6,384,058
General Electric Co.	997,703	17,409,917

Grainger (W.W.), Inc.	5,733	1,354,421
Harris Corp.	12,679	1,795,980
Honeywell International, Inc.	87,766	13,459,794
Hunt (J.B.) Transport Svcs., Inc.	9,288	1,067,934
IHS Markit Ltd.*	40,015	1,806,677
Illinois Tool Works, Inc.	34,883	5,820,229
Ingersoll-Rand PLC	27,037	2,411,430
Jacobs Engineering Group, Inc.	11,681	770,479
Johnson Controls Int’l. PLC	104,896	3,997,587
Kansas City Southern	11,758	1,237,177
L-3 Communications Corp.	9,351	1,850,095
Lockheed Martin Corp.	28,378	9,110,757
Masco Corp.	36,987	1,625,209
Nielsen Hldgs. PLC	34,539	1,257,220
Norfolk Southern Corp.	33,282	4,822,562
Northrop Grumman Corp.	20,177	6,192,523
PACCAR, Inc.	41,083	2,920,180
Parker Hannifin Corp.	14,851	2,963,963
Pentair PLC	18,927	1,336,625
Quanta Services, Inc.*	20,424	798,783
Raytheon Co.	32,676	6,138,187
Republic Services, Inc.	27,610	1,866,712
Robert Half Int’l., Inc.	14,306	794,555
Robinson (C.H.) Worldwide, Inc.	15,127	1,347,664
Rockwell Automation, Inc.	14,988	2,942,894
Rockwell Collins, Inc.	19,356	2,625,061
Roper Technologies, Inc.	11,284	2,922,556
Smith (A.O.) Corp.	17,155	1,051,258
Snap-on, Inc.	6,208	1,082,054
Southwest Airlines Co.	61,006	3,992,843
Stanley Black & Decker, Inc.	17,200	2,918,668
Stericycle, Inc.*	11,561	786,032
Textron, Inc.	28,310	1,602,063
TransDigm Group, Inc.	5,624	1,544,463
Union Pacific Corp.	89,512	12,003,559
United Continental Hldgs., Inc*	28,474	1,919,148
United Parcel Service, Inc. Cl B	79,278	9,445,974
United Rentals, Inc.*	9,533	1,638,818
United Technologies Corp.	84,981	10,841,026
Verisk Analytics, Inc. Cl A*	16,424	1,576,704
Waste Management, Inc.	45,513	3,927,772
Xylem, Inc.	19,298	1,316,124

		266,551,164

INFORMATION TECHNOLOGY (21.9%)
Accenture PLC Cl A	70,322	10,765,595
Activision Blizzard, Inc.	86,579	5,482,182
Adobe Systems, Inc.*	56,038	9,820,099
Advanced Micro Devices, Inc.*	102,748	1,056,249
Akamai Technologies, Inc.*	18,254	1,187,240
Alliance Data Systems Corp.	5,467	1,385,775
Alphabet, Inc. Cl A*	33,856	35,663,910
Alphabet, Inc. Cl C*	34,357	35,950,914
Amphenol Corp. Cl A	35,041	3,076,600
Analog Devices, Inc.	42,095	3,747,718
ANSYS, Inc.*	8,837	1,304,253
Apple, Inc.	585,197	99,032,887
Applied Materials, Inc.	120,005	6,134,656
Autodesk, Inc.*	24,016	2,517,597
Automatic Data Processing, Inc.	50,839	5,957,822
Broadcom Ltd.	45,753	11,753,946
CA, Inc.	38,641	1,285,972
Cadence Design Systems, Inc.*	30,041	1,256,315
Cisco Systems, Inc.	561,801	21,516,978
Citrix Systems, Inc.*	17,784	1,564,992
Cognizant Technology Solutions	68,714	4,880,068

Corning, Inc.	97,610	3,122,544
CSRA, Inc.	17,279	516,988
DXC Technology Co.	32,862	3,118,557
eBay, Inc.*	109,649	4,138,153
Electronic Arts, Inc.*	36,136	3,796,448
F5 Networks, Inc.*	7,873	1,033,095
Facebook, Inc. Cl A*	272,228	48,037,353
Fidelity Nat’l. Information Svcs., Inc.	38,415	3,614,467
Fiserv, Inc.*	23,820	3,123,517
FLIR Systems, Inc.	16,413	765,174
Gartner, Inc.*	10,713	1,319,306
Global Payments, Inc.	18,158	1,820,158
Hewlett Packard Enterprise Co.	180,326	2,589,481
HP, Inc.	186,665	3,921,832
Intel Corp.	532,732	24,590,909
Int’l. Business Machines Corp.	98,971	15,184,131
Intuit, Inc.	27,884	4,399,538
Juniper Networks, Inc.	45,206	1,288,371
KLA-Tencor Corp.	17,351	1,823,070
Lam Research Corp.	18,302	3,368,849
Mastercard, Inc. Cl A	105,749	16,006,169
Microchip Technology, Inc.	26,912	2,365,027
Micron Technology, Inc.*	129,151	5,310,689
Microsoft Corp.	877,721	75,080,254
Motorola Solutions, Inc.	19,655	1,775,633
NetApp, Inc.	31,622	1,749,329
NVIDIA Corp.	69,175	13,385,363
Oracle Corp.	347,163	16,413,867
Paychex, Inc.	37,456	2,550,004
PayPal Hldgs., Inc.*	128,387	9,451,851
Qorvo, Inc.*	15,876	1,057,342
QUALCOMM, Inc.	167,722	10,737,562
Red Hat, Inc.*	20,354	2,444,515
Salesforce.com, inc.*	79,302	8,107,043
Seagate Technology PLC	31,030	1,298,295
Skyworks Solutions, Inc.	21,887	2,078,171
Symantec Corp.	71,782	2,014,203
Synopsys, Inc.*	17,731	1,511,390
TE Connectivity Ltd.	40,632	3,861,665
Texas Instruments, Inc.	113,628	11,867,308
Total System Services, Inc.	20,236	1,600,465
VeriSign, Inc.*	9,051	1,035,796
Western Digital Corp.	35,219	2,800,967
Western Union Co.	52,874	1,005,135
Xerox Corp.	26,222	764,371
Xilinx, Inc.	30,460	2,053,613

		595,239,736

MATERIALS (2.9%)
Air Products & Chemicals, Inc.	24,176	3,966,798
Albemarle Corp.	11,892	1,520,868
Avery Dennison Corp.	9,000	1,033,740
Ball Corp.	39,982	1,513,319
CF Industries Hldgs., Inc.	25,499	1,084,727
DowDuPont, Inc.	266,843	19,004,558
Eastman Chemical Co.	17,205	1,593,871
Ecolab, Inc.	28,934	3,882,364
FMC Corp.	14,141	1,338,587
Freeport-McMoRan, Inc.*	155,441	2,947,161
International Paper Co.	46,211	2,677,465
Int’l. Flavors & Fragrances, Inc.	8,483	1,294,591
LyondellBasell Inds. NV Cl A	36,812	4,061,100
Martin Marietta Materials, Inc.	7,599	1,679,683
Monsanto Co.	50,986	5,954,145
Newmont Mining Corp.	57,697	2,164,791
Nucor Corp.	34,765	2,210,359

Packaging Corp. of America	11,243	1,355,344
PPG Industries, Inc.	29,427	3,437,662
Praxair, Inc.	33,028	5,108,771
Sealed Air Corp.	21,285	1,049,351
Sherwin-Williams Co.	9,643	3,954,016
The Mosaic Co.	42,105	1,080,414
Vulcan Materials Co.	14,959	1,920,287
WestRock Co.	28,712	1,814,886

		77,648,858

REAL ESTATE (2.8%)
Alexandria Real Estate Equities, Inc.	11,823	1,543,966
American Tower Corp.	49,168	7,014,799
Apartment Investment & Management Co. Cl A	17,795	777,819
AvalonBay Communities, Inc.	15,679	2,797,290
Boston Properties, Inc.	18,281	2,377,078
CBRE Group, Inc.*	36,367	1,575,055
Crown Castle Int’l. Corp.	47,075	5,225,796
Digital Realty Trust, Inc.	22,671	2,582,227
Duke Realty Corp.	37,414	1,018,035
Equinix, Inc.	9,087	4,118,410
Equity Residential	43,612	2,781,137
Essex Property Trust, Inc.	7,257	1,751,622
Extra Space Storage, Inc.	15,025	1,313,936
Federal Realty Investment Trust	7,886	1,047,340
GGP, Inc.	66,721	1,560,604
HCP, Inc.	57,462	1,498,609
Host Hotels & Resorts, Inc.	77,947	1,547,248
Iron Mountain, Inc.	31,937	1,204,983
Kimco Realty Corp.	42,197	765,876
Mid-America Apt. Communities, Inc.	12,595	1,266,553
ProLogis, Inc.	59,436	3,834,216
Public Storage	17,295	3,614,655
Realty Income Corp.	31,716	1,808,446
Regency Centers Corp.	18,597	1,286,540
SBA Communications Corp. Cl A*	12,694	2,073,692
Simon Property Group, Inc.	35,585	6,111,368
SL Green Realty Corp	10,065	1,015,860
The Macerich Co.	11,846	778,045
UDR, Inc.	33,021	1,271,969
Ventas, Inc.	40,543	2,432,985
Vornado Realty Trust	20,108	1,572,043
Welltower, Inc.	42,752	2,726,295
Weyerhaeuser Co.	86,604	3,053,657

		75,348,154

TELECOMMUNICATION SERVICES (2.0%)
AT&T, Inc.	703,269	27,343,099
CenturyLink, Inc.	108,292	1,806,311
Verizon Communications, Inc.	465,721	24,650,613

		53,800,023

UTILITIES (2.8%)
AES Corp.	72,348	783,529
Alliant Energy Corp.	23,565	1,004,105
Ameren Corp.	29,777	1,756,545
American Electric Power Co., Inc.	57,786	4,251,316
American Water Works Co., Inc.	19,881	1,818,913
CenterPoint Energy, Inc.	45,223	1,282,524
CMS Energy Corp.	31,779	1,503,147
Consolidated Edison, Inc.	35,471	3,013,261
Dominion Resources, Inc.	73,844	5,985,795
DTE Energy Co.	20,761	2,272,499
Duke Energy Corp.	80,046	6,732,669
Edison International	37,172	2,350,757
Entergy Corp.	21,769	1,771,779
Eversource Energy	36,364	2,297,478
Exelon Corp.	108,342	4,269,758

FirstEnergy Corp.	48,699	1,491,163
NextEra Energy, Inc.	54,351	8,489,083
NiSource, Inc.	39,276	1,008,215
NRG Energy, Inc.	37,548	1,069,367
PG&E Corp.	58,793	2,635,690
Pinnacle West Capital Corp.	11,643	991,751
PPL Corp.	77,008	2,383,398
Public Svc. Enterprise Group, Inc.	59,944	3,087,116
SCANA Corp.	17,405	692,371
Sempra Energy	28,944	3,094,692
Southern Co.	115,827	5,570,120
WEC Energy Group, Inc.	34,460	2,289,178
Xcel Energy, Inc.	56,568	2,721,486

		76,617,705

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $1,472,096,212) 96.0%		2,603,034,350

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.9%)
U.S. Treasury Bill (1)	A-1+	1.00	01/02/18	4,000,000	3,999,667
U.S. Treasury Bill (1)	A-1+	1.02	01/02/18	9,600,000	9,599,179
U.S. Treasury Bill (1)	A-1+	1.05	01/04/18	6,000,000	5,999,123
U.S. Treasury Bill (1)	A-1+	1.25	02/15/18	19,400,000	19,368,286
U.S. Treasury Bill (1)	A-1+	1.25	03/01/18	11,400,000	11,375,853

					50,342,108

COMMERCIAL PAPER (2.0%)
Exxon Mobil Corp.	A-1+	1.39	01/10/18	1,000,000	999,575
J.P. Morgan Securities LLC	A-1	1.55	01/04/18	10,000,000	9,997,846
Procter & Gamble Co.†	A-1+	1.48	01/17/18	25,000,000	24,981,498
Toyota Motor Credit Corp.	A-1+	1.26	01/03/18	20,000,000	19,997,196

					55,976,115

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $106,318,223) 3.9%					106,318,223

TOTAL INVESTMENTS (Cost: $1,578,414,435) 99.9%					2,709,352,573

OTHER NET ASSETS 0.1%					2,232,378

NET ASSETS 100.0%					$2,711,584,951

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (6.7%)
Advance Auto Parts, Inc.	526	52,437
Amazon.com, Inc.*	3,089	3,612,493
Aptiv PLC	2,099	178,058
AutoZone, Inc.*	201	142,985
Best Buy Co., Inc.	1,896	129,819
BorgWarner, Inc.	1,370	69,993
CarMax, Inc.*	1,301	83,433
Carnival Corp.	3,222	213,844
CBS Corp. Cl B	2,699	159,241
Charter Communications, Inc. Cl A*	1,533	515,027
Chipotle Mexican Grill, Inc.*	169	48,846
Comcast Corp. Cl A	36,387	1,457,299
D.R. Horton, Inc.	2,787	142,332
Darden Restaurants, Inc.	994	95,444
Discovery Communications, Inc. Cl A*	850	19,023
Discovery Communications, Inc. Cl C*	1,808	38,275
DISH Network Corp.*	1,804	86,141
Disney (Walt) Co.	11,760	1,264,318
Dollar General Corp.	1,917	178,300
Dollar Tree, Inc.*	1,812	194,446
Expedia, Inc.	1,021	122,285
Foot Locker, Inc.	1,136	53,256
Ford Motor Co.	30,815	384,879
Gap, Inc.	1,560	53,134
Garmin Ltd.	908	54,090
General Motors Co.	9,875	404,776
Genuine Parts Co.	1,138	108,121
Goodyear Tire & Rubber Co.	1,678	54,216
H&R Block, Inc.	1,933	50,683
Hanesbrands, Inc.	2,442	51,062
Harley-Davidson, Inc.	1,393	70,876
Hasbro, Inc.	918	83,437
Hilton Worldwide Hldgs., Inc.	1,607	128,335
Home Depot, Inc.	9,062	1,717,521
Interpublic Group of Cos., Inc.	2,593	52,275
Kohl’s Corp.	1,369	74,241
L Brands, Inc.	1,796	108,155
Leggett & Platt, Inc.	1,123	53,601
Lennar Corp. Cl A	1,723	108,963
LKQ Corp.*	2,219	90,247
Lowe’s Cos., Inc.	6,499	604,017
Macy’s, Inc.	2,126	53,554
Marriott International, Inc. Cl A	2,334	316,794
Mattel, Inc.	2,260	34,759
McDonald’s Corp.	6,165	1,061,120
MGM Resorts International	3,775	126,047
Michael Kors Hldgs. Ltd.*	1,139	71,700
Mohawk Industries, Inc.*	513	141,537
Netflix, Inc.*	3,336	640,379
Newell Brands, Inc.	4,053	125,238
News Corp. Cl A	3,266	52,942
News Corp. Cl B	1,072	17,795
NIKE, Inc. Cl B	10,067	629,691
Nordstrom, Inc.	775	36,720
Norwegian Cruise Line Hldgs. Ltd.*	1,323	70,450
Omnicom Group, Inc.	1,900	138,377
O’Reilly Automotive, Inc.*	657	158,035
Priceline Group Inc.*	378	656,866
PulteGroup, Inc.	2,117	70,390
PVH Corp.	656	90,010
Ralph Lauren Corp.	363	37,639
Ross Stores, Inc.	3,013	241,793

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Royal Caribbean Cruises Ltd.	1,278	152,440
Scripps Networks Interactive, Inc. Cl A	639	54,558
Signet Jewelers Ltd.	325	18,379
Starbucks Corp.	11,125	638,909
Tapestry, Inc.	2,049	90,627
Target Corp.	4,205	274,376
Tiffany & Co.	869	90,333
Time Warner, Inc.	6,062	554,491
TJX Cos., Inc.	4,970	380,006
Tractor Supply Co.	1,047	78,263
TripAdvisor, Inc.*	1,014	34,942
Twenty-First Century Fox, Inc. Cl A	8,436	291,295
Twenty-First Century Fox, Inc. Cl B	3,528	120,375
Ulta Beauty, Inc.*	487	108,922
Under Armour, Inc. Cl A*	1,165	16,811
Under Armour, Inc. Cl C*	1,288	17,156
V.F. Corp.	2,615	193,510
Viacom, Inc. Cl B	2,941	90,612
Whirlpool Corp.	539	90,897
Wyndham Worldwide Corp.	786	91,074
Wynn Resorts Ltd.	640	107,898
Yum! Brands, Inc.	2,567	209,493

		21,587,127

CONSUMER STAPLES (4.5%)
Altria Group, Inc.	14,680	1,048,299
Archer-Daniels-Midland Co.	4,374	175,310
Brown-Forman Corp. Cl B	1,599	109,803
Campbell Soup Co.	1,436	69,086
Church & Dwight Co., Inc.	1,792	89,905
Clorox Co.	958	142,493
Coca-Cola Co.	29,806	1,367,499
Colgate-Palmolive Co.	6,884	519,398
Conagra Brands, Inc.	3,299	124,273
Constellation Brands, Inc. Cl A	1,347	307,884
Costco Wholesale Corp.	3,366	626,480
Coty, Inc. Cl A	3,572	71,047
CVS Health Corp.	7,707	558,758
Dr. Pepper Snapple Group, Inc.	1,323	128,410
Estee Lauder Cos., Inc. Cl A	1,776	225,978
General Mills, Inc.	4,358	258,386
Hershey Co.	1,083	122,931
Hormel Foods Corp.	1,919	69,832
J.M. Smucker Co.	890	110,574
Kellogg Co.	1,911	129,910
Kimberly-Clark Corp.	2,686	324,093
Kraft Heinz Co.	4,659	362,284
Kroger Co.	6,707	184,107
McCormick & Co., Inc.	873	88,967
Molson Coors Brewing Co. Cl B	1,535	125,977
Mondelez International, Inc. Cl A	11,418	488,690
Monster Beverage Corp.*	3,052	193,161
PepsiCo, Inc.	10,984	1,317,201
Philip Morris Int’l., Inc.	12,079	1,276,146
Proctor & Gamble Co.	19,741	1,813,803
Sysco Corp.	3,762	228,466
Tyson Foods, Inc. Cl A	2,404	194,892
Walgreens Boots Alliance, Inc.	6,603	479,510
Wal-Mart Stores, Inc.	11,352	1,121,010

		14,454,563

ENERGY (3.3%)
Anadarko Petroleum Corp.	4,055	217,510
Andeavor	1,117	127,718
Apache Corp.	3,107	131,178
Baker Hughes, a GE Co.	3,475	109,949
Cabot Oil & Gas Corp.	3,907	111,740
Chesapeake Energy Corp.*	4,931	19,527

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Chevron Corp.	14,694	1,839,542
Cimarex Energy Co.	779	95,046
Concho Resources, Inc.*	1,160	174,255
ConocoPhillips	9,408	516,405
Devon Energy Corp.	4,208	174,211
EOG Resources, Inc.	4,465	481,818
EQT Corp.	1,911	108,774
Exxon Mobil Corp.	32,907	2,752,341
Halliburton Co.	6,660	325,474
Helmerich & Payne, Inc.	906	58,564
Hess Corp.	2,017	95,747
Kinder Morgan, Inc.	14,685	265,358
Marathon Oil Corp.	6,990	118,341
Marathon Petroleum Corp.	3,742	246,897
National Oilwell Varco, Inc.	2,674	96,317
Newfield Exploration Co.*	1,862	58,709
Noble Energy, Inc.	4,024	117,259
Occidental Petroleum Corp.	5,972	439,898
ONEOK, Inc.	3,029	161,900
Phillips 66	3,346	338,448
Pioneer Natural Resources Co.	1,353	233,866
Range Resources Corp.	2,225	37,959
Schlumberger Ltd.	10,652	717,838
TechnipFMC PLC	3,193	99,973
Valero Energy Corp.	3,416	313,965
Williams Cos., Inc.	6,518	198,734

		10,785,261

FINANCIALS (8.5%)
Affiliated Managers Group, Inc.	445	91,336
Aflac, Inc.	2,974	261,058
Allstate Corp.	2,720	284,811
American Express Co.	5,560	552,164
American Int’l. Group, Inc.	6,865	409,017
Ameriprise Financial, Inc.	1,153	195,399
Aon PLC	1,902	254,868
Assurant, Inc.	355	35,798
Bank of America Corp.	74,573	2,201,395
Bank of New York Mellon Corp.	7,802	420,216
BB&T Corp.	6,054	301,005
Berkshire Hathaway, Inc. Cl B*	14,907	2,954,866
BlackRock, Inc.	964	495,216
Brighthouse Financial, Inc.*	605	35,477
Capital One Financial Corp.	3,830	381,391
CBOE Holdings, Inc.	836	104,157
Charles Schwab Corp.	9,326	479,077
Chubb Ltd.	3,558	519,931
Cincinnati Financial Corp.	1,192	89,364
Citigroup, Inc.	20,470	1,523,173
Citizens Financial Group, Inc.	3,822	160,448
CME Group, Inc.	2,674	390,538
Comerica, Inc.	1,242	107,818
Discover Financial Svcs.	2,836	218,145
E*Trade Financial Corp.*	2,153	106,724
Everest Re Group Ltd.	316	69,918
Fifth Third Bancorp	5,291	160,529
Franklin Resources, Inc.	2,419	104,815
Gallagher (Arthur J.) & Co.	1,381	87,390
Goldman Sachs Group, Inc.	2,732	696,004
Hartford Financial Svcs. Group, Inc.	2,851	160,454
Huntington Bancshares, Inc.	8,411	122,464
Intercontinental Exchange, Inc.	4,495	317,167
Invesco Ltd.	3,361	122,811
iShares Core S&P 500 ETF	108	29,036
JPMorgan Chase & Co.	26,696	2,854,870
KeyCorp	8,025	161,864
Leucadia National Corp.	2,766	73,271

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Lincoln National Corp.	1,616	124,222
Loews Corp.	2,114	105,763
M&T Bank Corp.	1,134	193,903
Marsh & McLennan Cos., Inc.	4,000	325,560
MetLife, Inc.	8,264	417,828
Moody’s Corp.	1,291	190,565
Morgan Stanley	10,606	556,497
Nasdaq, Inc.	907	69,685
Navient Corp.	2,683	35,738
Northern Trust Corp.	1,627	162,521
People’s United Financial, Inc.	2,812	52,584
PNC Financial Svcs. Grp., Inc.	3,652	526,947
Principal Financial Grp., Inc.	1,999	141,049
Progressive Corp.	4,438	249,948
Prudential Financial, Inc.	3,343	384,378
Raymond James Financial, Inc.	1,003	89,568
Regions Financial Corp.	9,273	160,237
S&P Global, Inc.	1,982	335,751
State Street Corp.	2,855	278,677
SunTrust Banks, Inc.	3,794	245,054
Synchrony Financial	5,662	218,610
T. Rowe Price Group, Inc.	1,897	199,052
Torchmark Corp.	786	71,298
Travelers Cos., Inc.	2,097	284,437
U.S. Bancorp	12,299	658,980
Unum Group	1,620	88,922
Visa, Inc. Cl A	13,973	1,593,201
Wells Fargo & Co.	34,176	2,073,458
Willis Towers Watson PLC	1,022	154,005
XL Group Ltd.	1,948	68,492
Zions Bancorporation	1,414	71,874

		27,662,789

HEALTH CARE (7.4%)
Abbott Laboratories	13,367	762,855
AbbVie, Inc.	12,317	1,191,177
Aetna, Inc.	2,540	458,191
Agilent Technologies, Inc.	2,616	175,194
Alexion Pharmaceuticals, Inc.*	1,693	202,466
Align Technology, Inc.*	531	117,983
Allergan PLC	2,554	417,783
AmerisourceBergen Corp.	1,331	122,212
Amgen, Inc.	5,609	975,405
Anthem, Inc.	1,948	438,319
Baxter International, Inc.	3,784	244,598
Becton, Dickinson & Co.	2,047	438,074
BIOGEN, Inc.*	1,620	516,083
Boston Scientific Corp.*	10,902	270,261
Bristol-Myers Squibb Co.	12,765	782,239
Cardinal Health, Inc.	2,490	152,562
Celgene Corp.*	6,135	640,249
Centene Corp.*	1,275	128,622
Cerner Corp.*	2,547	171,642
CIGNA Corp.	1,901	386,074
Cooper Companies, Inc.	385	83,884
Danaher Corp.	4,678	434,212
DaVita Inc Inc.*	1,260	91,035
DENTSPLY SIRONA, Inc.	1,857	122,246
Edwards Lifesciences Corp.*	1,689	190,367
Envision Healthcare Corp.*	1,034	35,735
Express Scripts Hldg. Co.*	4,463	333,118
Gilead Sciences, Inc.	10,090	722,848
HCA Healthcare, Inc.*	2,206	193,775
Hologic, Inc.*	2,032	86,868
Humana, Inc.	1,116	276,846
IDEXX Laboratories, Inc.*	672	105,087
Illumina, Inc.*	1,155	252,356

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Incyte Corp.*	1,297	122,839
Intuitive Surgical, Inc.*	854	311,659
IQVIA Holdings, Inc.*	1,212	118,655
Johnson & Johnson	20,847	2,912,743
Laboratory Corp. of America Hldgs.*	777	123,939
Lilly (Eli) & Co.	7,506	633,957
McKesson Corp.	1,624	253,263
Medtronic PLC	10,555	852,316
Merck & Co., Inc.	21,094	1,186,959
Mettler-Toledo Int’l., Inc.*	195	120,806
Mylan NV*	3,941	166,744
Patterson Cos., Inc.	482	17,415
PerkinElmer, Inc.	737	53,889
Perrigo Co. PLC	1,023	89,165
Pfizer, Inc.	46,144	1,671,336
Quest Diagnostics, Inc.	1,080	106,369
Regeneron Pharmaceuticals, Inc.*	597	224,448
ResMed, Inc.	1,039	87,993
Schein (Henry), Inc.*	1,247	87,140
Stryker Corp.	2,521	390,352
Thermo Fisher Scientific, Inc.	3,122	592,805
UnitedHealth Group, Inc.	7,462	1,645,073
Universal Health Svcs., Inc. Cl B	622	70,504
Varian Medical Systems, Inc.*	634	70,469
Vertex Pharmaceuticals, Inc.*	1,972	295,524
Waters Corp.*	630	121,710
Zimmer Biomet Hldgs., Inc.	1,534	185,108
Zoetis, Inc.	3,681	265,179

		24,298,725

INDUSTRIALS (5.6%)
3M Co.	4,586	1,079,407
Acuity Brands, Inc.	319	56,144
Alaska Air Group, Inc.	986	72,481
Allegion PLC	643	51,157
American Airlines Group, Inc.	3,120	162,334
AMETEK, Inc.	1,733	125,591
Arconic, Inc.	3,503	95,457
Boeing Co.	4,297	1,267,228
Caterpillar, Inc.	4,544	716,044
Cintas Corp.	667	103,939
CSX Corp.	6,988	384,410
Cummins, Inc.	1,244	219,740
Deere & Co.	2,442	382,197
Delta Air Lines, Inc.	5,070	283,920
Dover Corp.	1,271	128,358
Eaton Corp. PLC	3,426	270,688
Emerson Electric Co.	5,002	348,589
Equifax, Inc.	894	105,420
Expeditors Int’l. of Wash.	1,369	88,561
Fastenal Co.	2,317	126,717
FedEx Corp.	1,903	474,875
Flowserve Corp.	856	36,063
Fluor Corp.	1,047	54,078
Fortive Corp.	2,449	177,185
Fortune Brands Home & Security, Inc.	1,320	90,341
General Dynamics Corp.	2,126	432,535
General Electric Co.	67,588	1,179,411
Grainger (W.W.), Inc.	389	91,901
Harris Corp.	859	121,677
Honeywell International, Inc.	5,945	911,725
Hunt (J.B.) Transport Svcs., Inc.	630	72,437
IHS Markit Ltd.*	2,711	122,402
Illinois Tool Works, Inc.	2,364	394,433
Ingersoll-Rand PLC	1,832	163,396
Jacobs Engineering Group, Inc.	792	52,240
Johnson Controls Int’l. PLC	7,105	270,772

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Kansas City Southern	796	83,755
L-3 Communications Corp.	633	125,239
Lockheed Martin Corp.	1,922	617,058
Masco Corp.	2,506	110,114
Nielsen Hldgs. PLC	2,340	85,176
Norfolk Southern Corp.	2,254	326,605
Northrop Grumman Corp.	1,366	419,239
PACCAR, Inc.	2,783	197,816
Parker Hannifin Corp.	1,006	200,777
Pentair PLC	1,282	90,535
Quanta Services, Inc.*	1,383	54,089
Raytheon Co.	2,214	415,900
Republic Services, Inc.	1,870	126,431
Robert Half Int’l., Inc.	970	53,874
Robinson (C.H.) Worldwide, Inc.	1,025	91,317
Rockwell Automation, Inc.	1,015	199,295
Rockwell Collins, Inc.	1,311	177,798
Roper Technologies, Inc.	765	198,135
Smith (A.O.) Corp.	1,162	71,207
Snap-on, Inc.	421	73,380
Southwest Airlines Co.	4,133	270,505
Stanley Black & Decker, Inc.	1,166	197,859
Stericycle, Inc.*	783	53,236
Textron, Inc.	1,918	108,540
TransDigm Group, Inc.	381	104,630
Union Pacific Corp.	6,064	813,182
United Continental Hldgs., Inc*	1,929	130,015
United Parcel Service, Inc. Cl B	5,370	639,836
United Rentals, Inc.*	645	110,882
United Technologies Corp.	5,756	734,293
Verisk Analytics, Inc. Cl A*	1,113	106,848
Waste Management, Inc.	3,084	266,149
Xylem, Inc.	1,307	89,137

		18,056,705

INFORMATION TECHNOLOGY (12.4%)
Accenture PLC Cl A	4,764	729,321
Activision Blizzard, Inc.	5,865	371,372
Adobe Systems, Inc.*	3,797	665,386
Advanced Micro Devices, Inc.*	6,960	71,549
Akamai Technologies, Inc.*	1,237	80,454
Alliance Data Systems Corp.	371	94,041
Alphabet, Inc. Cl A*	2,293	2,415,446
Alphabet, Inc. Cl C*	2,327	2,434,983
Amphenol Corp. Cl A	2,374	208,437
Analog Devices, Inc.	2,851	253,825
ANSYS, Inc.*	599	88,406
Apple, Inc.	39,644	6,708,949
Applied Materials, Inc.	8,130	415,606
Autodesk, Inc.*	1,627	170,558
Automatic Data Processing, Inc.	3,444	403,602
Broadcom Ltd.	3,100	796,390
CA, Inc.	2,617	87,094
Cadence Design Systems, Inc.*	2,036	85,146
Cisco Systems, Inc.	38,059	1,457,660
Citrix Systems, Inc.*	1,204	105,952
Cognizant Technology Solutions	4,654	330,527
Corning, Inc.	6,613	211,550
CSRA, Inc.	1,170	35,006
DXC Technology Co.	2,226	211,247
eBay, Inc.*	7,429	280,370
Electronic Arts, Inc.*	2,448	257,187
F5 Networks, Inc.*	533	69,940
Facebook, Inc. Cl A*	18,441	3,254,099
Fidelity Nat’l. Information Svcs., Inc.	2,602	244,822
Fiserv, Inc.*	1,613	211,513
FLIR Systems, Inc.	1,112	51,841

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Gartner, Inc.*	725	89,284
Global Payments, Inc.	1,230	123,295
Hewlett Packard Enterprise Co.	12,216	175,422
HP, Inc.	12,646	265,692
Intel Corp.	36,090	1,665,914
Int’l. Business Machines Corp.	6,705	1,028,681
Intuit, Inc.	1,888	297,889
Juniper Networks, Inc.	3,062	87,267
KLA-Tencor Corp.	1,175	123,457
Lam Research Corp.	1,239	228,063
Mastercard, Inc. Cl A	7,163	1,084,192
Microchip Technology, Inc.	1,824	160,293
Micron Technology, Inc.*	8,749	359,759
Microsoft Corp.	59,460	5,086,208
Motorola Solutions, Inc.	1,331	120,243
NetApp, Inc.	2,142	118,495
NVIDIA Corp.	4,686	906,741
Oracle Corp.	23,518	1,111,931
Paychex, Inc.	2,538	172,787
PayPal Hldgs., Inc.*	8,697	640,273
Qorvo, Inc.*	1,075	71,595
QUALCOMM, Inc.	11,362	727,395
Red Hat, Inc.*	1,379	165,618
Salesforce.com, inc.*	5,372	549,180
Seagate Technology PLC	2,102	87,948
Skyworks Solutions, Inc.	1,482	140,716
Symantec Corp.	4,862	136,428
Synopsys, Inc.*	1,202	102,458
TE Connectivity Ltd.	2,752	261,550
Texas Instruments, Inc.	7,697	803,875
Total System Services, Inc.	1,370	108,353
VeriSign, Inc.*	614	70,266
Western Digital Corp.	2,385	189,679
Western Union Co.	3,581	68,075
Xerox Corp.	1,776	51,772
Xilinx, Inc.	2,063	139,087

		40,322,160

MATERIALS (1.6%)
Air Products & Chemicals, Inc.	1,638	268,763
Albemarle Corp.	806	103,079
Avery Dennison Corp.	610	70,065
Ball Corp.	2,709	102,536
CF Industries Hldgs., Inc.	1,728	73,509
DowDuPont, Inc.	18,077	1,287,444
Eastman Chemical Co.	1,166	108,018
Ecolab, Inc.	1,961	263,127
FMC Corp.	958	90,684
Freeport-McMoRan, Inc.*	10,531	199,668
International Paper Co.	3,131	181,410
Int’l. Flavors & Fragrances, Inc.	574	87,598
LyondellBasell Inds. NV Cl A	2,493	275,028
Martin Marietta Materials, Inc.	514	113,615
Monsanto Co.	3,454	403,358
Newmont Mining Corp.	3,909	146,666
Nucor Corp.	2,356	149,794
Packaging Corp. of America	761	91,739
PPG Industries, Inc.	1,994	232,939
Praxair, Inc.	2,237	346,019
Sealed Air Corp.	1,441	71,041
Sherwin-Williams Co.	653	267,756
The Mosaic Co.	2,852	73,182
Vulcan Materials Co.	1,014	130,167
WestRock Co.	1,946	123,029

		5,260,234

REAL ESTATE (1.6%)
Alexandria Real Estate Equities, Inc.	800	104,472

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

American Tower Corp.	3,330	475,091
Apartment Investment & Management Co. Cl A	1,205	52,671
AvalonBay Communities, Inc.	1,063	189,650
Boston Properties, Inc.	1,238	160,977
CBRE Group, Inc.*	2,463	106,673
Crown Castle Int’l. Corp.	3,189	354,011
Digital Realty Trust, Inc.	1,535	174,837
Duke Realty Corp.	2,535	68,977
Equinix, Inc.	615	278,658
Equity Residential	2,954	188,377
Essex Property Trust, Inc.	492	118,754
Extra Space Storage, Inc.	1,018	89,024
Federal Realty Investment Trust	534	70,921
GGP, Inc.	4,520	105,723
HCP, Inc.	3,892	101,503
Host Hotels & Resorts, Inc.	5,281	104,828
Iron Mountain, Inc.	2,163	81,610
Kimco Realty Corp.	2,859	51,891
Mid-America Apt. Communities, Inc.	854	85,878
ProLogis, Inc.	4,027	259,782
Public Storage	1,171	244,739
Realty Income Corp.	2,149	122,536
Regency Centers Corp.	1,259	87,098
SBA Communications Corp. Cl A*	860	140,490
Simon Property Group, Inc.	2,411	414,065
SL Green Realty Corp	682	68,834
The Macerich Co.	803	52,741
UDR, Inc.	2,237	86,169
Ventas, Inc.	2,746	164,787
Vornado Realty Trust	1,362	106,481
Welltower, Inc.	2,897	184,742
Weyerhaeuser Co.	5,867	206,870

		5,103,860

TELECOMMUNICATION SERVICES (1.1%)
AT&T, Inc.	47,642	1,852,321
CenturyLink, Inc.	7,337	122,381
Verizon Communications, Inc.	31,549	1,669,889

		3,644,591

UTILITIES (1.6%)
AES Corp.	4,901	53,078
Alliant Energy Corp.	1,597	68,048
Ameren Corp.	2,017	118,983
American Electric Power Co., Inc.	3,914	287,953
American Water Works Co., Inc.	1,347	123,237
CenterPoint Energy, Inc.	3,064	86,895
CMS Energy Corp.	2,152	101,790
Consolidated Edison, Inc.	2,402	204,050
Dominion Resources, Inc.	5,002	405,462
DTE Energy Co.	1,406	153,901
Duke Energy Corp.	5,423	456,129
Edison International	2,518	159,238
Entergy Corp.	1,474	119,969
Eversource Energy	2,463	155,612
Exelon Corp.	7,340	289,269
FirstEnergy Corp.	3,299	101,015
NextEra Energy, Inc.	3,681	574,935
NiSource, Inc.	2,660	68,282
NRG Energy, Inc.	2,543	72,425
PG&E Corp.	3,983	178,558
Pinnacle West Capital Corp.	789	67,207
PPL Corp.	5,216	161,435
Public Svc. Enterprise Group, Inc.	4,060	209,090
SCANA Corp.	1,179	46,901
Sempra Energy	1,960	209,563
Southern Co.	7,846	377,314
WEC Energy Group, Inc.	2,335	155,114

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Xcel Energy, Inc.	3,833	184,406

		5,189,859

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $101,957,136) 54.3%		176,365,874

	Rating**	Rate(%)	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.2%)
U.S. Treasury Bill (1)	A-1+	1.05	01/04/18	300,000	299,956
U.S. Treasury Bill (1)	A-1+	1.10	01/04/18	5,005,000	5,004,232
U.S. Treasury Bill (1)	A-1+	1.15	01/04/18	2,000,000	1,999,679

					7,303,867

COMMERCIAL PAPER (1.2%)
Estee Lauder Cos.†	A-1	1.40	01/02/18	1,800,000	1,799,790
J.P. Morgan Securities LLC	A-1	1.55	01/04/18	2,000,000	1,999,569

					3,799,359

TOTAL INDEXED ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $11,103,226) 3.4%					11,103,226

TOTAL INDEXED ASSETS (Cost: $113,060,362) 57.7%					187,469,100

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (4.5%)
AMC Entertainment Hldgs., Inc. Cl A	9,340	141,034
AMC Networks, Inc. Cl A*	2,306	124,708
American Axle & Mfg. Hldgs., Inc.*	12,277	209,077
AutoZone, Inc.*	927	659,440
Bassett Furniture Industries, Inc.	2,259	84,938
Belmond Ltd.*	21,722	266,095
Bloomin’ Brands, Inc.	13,895	296,519
BorgWarner, Inc.	8,551	436,871
Bright Horizons Family Solutions, Inc.*	4,161	391,134
Cooper Tire & Rubber Co.	5,300	187,355
Dave & Buster’s Entertainment, Inc.*	10,861	599,202
Expedia, Inc.	1,178	141,089
Five Below, Inc.*	14,968	992,678
Haverty Furniture Cos., Inc.	15,779	357,394
Houghton Mifflin Harcourt Co.*	43,747	406,847
ILG, Inc.	8,452	240,713
Liberty Interactive Corp. Ser. A QVC Group*	11,438	279,316
Lions Gate Entertainment Corp. Cl A*	16,474	556,986
Lions Gate Entertainment Corp. Cl B*	16,474	522,884
Lithia Motors, Inc. Cl A	6,965	791,154
Marriott International, Inc. Cl A	4,399	597,076
MSG Networks, Inc.*	14,607	295,792
NVR, Inc.*	110	385,904
Playa Hotels & Resorts NV*	30,123	325,027
Ralph Lauren Corp.	4,717	489,106
Red Rock Resorts, Inc. Cl A	15,146	511,026
Scripps Networks Interactive, Inc. Cl A	7,146	610,125
Signet Jewelers Ltd.	3,675	207,822
Sleep Number Corp.*	39,361	1,479,580
Steve Madden Ltd.*	5,597	261,380
Taylor Morrison Home Corp. Cl A*	3,067	75,049
Thor Industries, Inc.	5,696	858,501
Tractor Supply Co.	6,602	493,500
Unifi, Inc.*	7,028	252,094
Wiley (John) & Sons, Inc. Cl A	3,206	210,795

		14,738,211

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

CONSUMER STAPLES (1.1%)
Cal-Maine Foods, Inc.*	6,459	287,102
Church & Dwight Co., Inc.	9,891	496,231
Constellation Brands, Inc. Cl A	2,326	531,654
Crimson Wine Group Ltd.*	40,194	428,870
Edgewell Personal Care Co.*	1,800	106,902
Ingredion, Inc.	1,985	277,503
J.M. Smucker Co.	2,578	320,291
Orchids Paper Products Co.	27,547	352,602
Vector Group Ltd.	27,452	614,379
WD-40 Co.	2,136	252,048

		3,667,582

ENERGY (2.1%)
Abraxas Petroleum Corp.*	44,432	109,303
Andeavor	1,027	117,427
Baker Hughes, a GE Co.	4,199	132,856
Carrizo Oil and Gas, Inc.*	11,474	244,167
Centennial Resource Dev., Inc. Cl A*	15,282	302,584
Cheniere Energy, Inc.*	3,558	191,563
Concho Resources, Inc.*	1,292	194,084
Continental Resources, Inc.*	9,434	499,719
CrossAmerica Partners LP	7,925	188,219
Devon Energy Corp.	5,626	232,916
Ensco PLC Cl A	21,028	124,275
Gulfport Energy Corp.*	12,161	155,174
Hess Corp.	1,838	87,250
Matador Resources Co.*	4,062	126,450
Matrix Service Co.*	4,269	75,988
MPLX LP	3,872	137,340
Nabors Industries Ltd.	28,195	192,572
Newfield Exploration Co.*	6,966	219,638
Noble Energy, Inc.	6,083	177,259
PBF Energy, Inc.	28,931	1,025,604
PDC Energy, Inc.*	4,443	228,992
Range Resources Corp.	37,807	644,987
Ring Energy, Inc.*	18,107	251,687
RPC, Inc.	18,385	469,369
Weatherford Int’l. PLC*	11,730	48,914
Williams Cos., Inc.	16,894	515,098

		6,693,435

FINANCIALS (7.7%)
American Equity Investment Life Hldg. Co.	12,331	378,932
American Financial Group, Inc.	2,947	319,867
Ameriprise Financial, Inc.	4,284	726,009
AMERISAFE, Inc.	2,027	124,863
Aspen Insurance Hldgs. Ltd.	6,966	282,820
Associated Banc-Corp.	25,875	657,225
BancFirst Corp.	8,791	449,660
Bank of Marin Bancorp	3,612	245,616
BankUnited, Inc.	5,506	224,204
Banner Corp.	7,101	391,407
Brookline Bancorp, Inc.	27,256	427,919
Brown & Brown, Inc.	3,167	162,974
Bryn Mawr Bank Corp.	7,768	343,346
Cadence Bancorporation*	6,464	175,304
CBOE Holdings, Inc.	3,201	398,813
Charter Financial Corp.	14,939	262,030
CIT Group, Inc.	3,865	190,274
Citizens Financial Group, Inc.	3,040	127,619
Customers Bancorp, Inc.*	3,954	102,764
Dime Community Bancshares	12,775	267,636
Discover Financial Svcs.	6,169	474,520
East West Bancorp, Inc.	4,925	299,588
Ellington Financial LLC	23,909	346,920
Enterprise Financial Svcs. Corp.	8,726	393,979
Everest Re Group Ltd.	1,801	398,490
Fifth Third Bancorp	18,569	563,384

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

First Connecticut Bancorp, Inc.	6,481	169,478
First Interstate BancSytem, Inc.	9,534	381,837
First Merchants Corp.	5,945	250,047
First Republic Bank/CA	3,596	311,557
Flushing Financial Corp.	9,862	271,205
Glacier Bancorp, Inc.	8,950	352,541
Great Southern Bancorp, Inc.	3,403	175,765
Hanmi Financial Corp.	4,576	138,882
Hartford Financial Svcs. Group, Inc.	12,813	721,115
Heritage Financial Corp.	8,200	252,560
IBERIABANK Corp.	1,128	87,420
Investors Bancorp, Inc.	19,275	267,537
iShares Russell Mid-Cap ETF	1,000	208,130
iShares Russell Mid-Cap Value ETF	2,820	251,403
KeyCorp	39,797	802,706
Lincoln National Corp.	3,761	289,108
Luther Burbank Corp.*	7,170	86,327
Marlin Business Svcs. Corp.	15,158	339,539
MB Financial, Inc.	5,567	247,843
Moelis & Co. Cl A	7,672	372,092
NMI Hldgs., Inc. Cl A*	32,875	558,875
Northfield Bancorp, Inc.	20,098	343,274
Pinnacle Financial Partners, Inc.	3,142	208,315
PowerShares KBW Bank Portfolio	4,370	240,481
Principal Financial Grp., Inc.	3,725	262,836
Progressive Corp.	13,155	740,890
Prosperity Bancshares, Inc.	2,481	173,844
Raymond James Financial, Inc.	4,584	409,351
Reinsurance Grp. of America, Inc.	5,387	839,995
S&T Bancorp, Inc.	5,559	221,304
SEI Investments Co.	5,144	369,648
Selective Insurance Group, Inc.	8,757	514,036
Starwood Property Trust, Inc.	44,072	940,937
Sterling Bancorp	4,908	120,737
Stock Yards Bancorp, Inc.	16,019	603,916
SVB Financial Group*	5,897	1,378,542
Synchrony Financial	3,708	143,166
TriCo Bancshares	5,319	201,377
TriState Capital Hldgs., Inc.*	9,772	224,756
UMB Financial Corp.	2,777	199,722
United Financial Bancorp, Inc.	3,828	67,526
United Insurance Hldgs. Corp.	10,029	173,000
Voya Financial, Inc.	6,253	309,336
Waterstone Financial, Inc.	5,714	97,424
Webster Financial Corp.	6,904	387,729
Wintrust Financial Corp.	1,911	157,409
Zions Bancorporation	4,945	251,354

		24,853,035

HEALTH CARE (4.4%)
Abiomed, Inc.*	2,044	383,066
Acadia Healthcare Co., Inc.*	16,985	554,220
ACADIA Pharmaceuticals, Inc.*	4,794	144,348
Acceleron Pharma, Inc.*	3,341	141,792
Agilent Technologies, Inc.	5,417	362,777
Agios Pharmaceuticals, Inc.*	1,735	99,190
Akebia Therapeutics, Inc.*	6,206	92,283
Align Technology, Inc.*	1,331	295,735
Amicus Therapeutics, Inc.*	11,706	168,449
Anika Therapeutics, Inc.*	2,958	159,466
Becton, Dickinson & Co.	747	159,866
BioMarin Pharmaceutical, Inc.*	1,232	109,857
BioSpecifics Technologies Corp.*	3,132	135,710
bluebird bio, Inc.*	2,171	386,655
Boston Scientific Corp.*	11,746	291,184
Cambrex Corp.*	1,434	68,832
Catalent, Inc.*	4,813	197,718

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Centene Corp.*	4,424	446,293
Chemed Corp.	1,092	265,378
Clovis Oncology, Inc.*	2,236	152,048
Dyax Corp. - contingent value rights*	6,315	0	††
Edwards Lifesciences Corp.*	3,452	389,075
Emergent Biosolutions, Inc.*	7,264	337,558
Envision Healthcare Corp.*	12,743	440,398
Exact Sciences Corp.*	6,037	317,184
Hill-Rom Hldgs., Inc.	2,029	171,024
Humana, Inc.	856	212,348
ICU Medical, Inc.*	571	123,336
Incyte Corp.*	1,024	96,983
Insulet Corp.*	3,318	228,942
Intersect ENT, Inc.*	4,617	149,591
Intuitive Surgical, Inc.*	476	173,711
iRhythm Technologies, Inc.*	2,378	133,287
Karyopharm Therapeutics, Inc.*	8,856	85,018
Medicines Co.*	3,363	91,944
Mettler-Toledo Int’l., Inc.*	568	351,887
Nektar Therapeutics*	3,489	208,363
Neogen Corp.*	2,156	177,245
Neurocrine Biosciences, Inc.*	9,004	698,620
Nevro Corp.*	3,102	214,162
NuVasive, Inc.*	2,183	127,684
Omeros Corp.*	6,171	119,903
Omnicell, Inc.*	8,149	395,227
OSI Pharmaceuticals, Inc. - rights*	1,570	16	††
Pacific Biosciences of CA, Inc.*	26,523	70,021
Pacira Pharmaceuticals, Inc.*	8,387	382,867
Penumbra, Inc.*	1,870	175,967
PRA Health Sciences, Inc.*	1,667	151,814
Prestige Brands Hldgs., Inc.*	2,767	122,882
Prothena Corp. PLC*	2,994	112,245
Radius Health, Inc.*	2,788	88,575
Repligen Corp.*	4,761	172,729
Sage Therapeutics, Inc.*	1,972	324,808
Spark Therapeutics, Inc.*	1,973	101,452
Supernus Pharmaceuticals, Inc.*	20,049	798,953
Ultragenyx Pharmaceutical, Inc.*	2,088	96,841
United Therapeutics Corp.*	622	92,025
WellCare Health Plans, Inc.*	2,528	508,406
Wright Medical Group NV*	15,330	340,326
Zimmer Biomet Hldgs., Inc.	3,392	409,313
Zoetis, Inc.	6,268	451,547
Zogenix, Inc.*	1,716	68,726

		14,327,870

INDUSTRIALS (6.8%)
AeroVironment, Inc.*	2,055	115,409
Alaska Air Group, Inc.	8,437	620,204
Altra Industrial Motion Corp.	3,144	158,458
AMERCO	506	191,222
Astronics Corp.*	6,280	260,430
AZZ, Inc.	2,113	107,974
BMC Stock Hldgs., Inc.*	23,373	591,337
Builders FirstSource, Inc.*	12,604	274,641
Carlisle Cos., Inc.	6,787	771,343
Copart, Inc.*	4,995	215,734
Daseke, Inc.*	16,360	233,784
Deluxe Corp.	7,083	544,258
Dover Corp.	3,762	379,924
Echo Global Logistics, Inc.*	7,263	203,364
EMCOR Group, Inc.	2,536	207,318
Encore Wire Corp.	7,586	369,059
EnPro Industries, Inc.	6,336	592,479
Fortune Brands Home & Security, Inc.	4,686	320,710
Generac Hldgs., Inc.*	4,206	208,281

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

GMS, Inc.*	5,102	192,039
Granite Construction, Inc.	14,101	894,427
H&E Equipment Services	4,995	203,047
Harris Corp.	3,604	510,507
Healthcare Svcs. Group, Inc.	7,016	369,884
Hyster-Yale Materials Handling, Inc. Cl A	3,314	282,220
ICF International, Inc.*	2,663	139,808
IHS Markit Ltd.*	2,489	112,378
InnerWorkings, Inc.*	16,153	162,015
John Bean Technologies Corp.	2,218	245,754
Kirby Corp.*	8,036	536,804
L-3 Communications Corp.	4,498	889,929
Landstar System, Inc.	6,528	679,565
Lennox International, Inc.	1,585	330,092
Lincoln Electric Hldgs., Inc.	3,318	303,862
LSC Communications, Inc.	21,252	321,968
Miller Industries, Inc.	20,191	520,928
Mueller Industries, Inc.	29,136	1,032,288
Mueller Water Products, Inc. Cl A	23,210	290,821
NCI Building Systems, Inc.*	11,617	224,208
Nordson Corp.	2,245	328,668
Old Dominion Freight Line, Inc.	7,033	925,191
Orbital ATK, Inc.	2,284	300,346
Oshkosh Corp.	2,533	230,224
Quanex Building Products Corp.	5,512	128,981
Republic Services, Inc.	1,880	127,107
Rockwell Automation, Inc.	4,161	817,012
Roper Technologies, Inc.	807	209,013
Schneider National, Inc. Cl B	5,021	143,400
Simpson Manufacturing Co., Inc.	2,328	133,650
Smith (A.O.) Corp.	3,165	193,951
Stanley Black & Decker, Inc.	2,380	403,862
Sun Hydraulics Corp.	6,729	435,299
Teledyne Technologies, Inc.*	2,230	403,965
Trex Co., Inc.*	3,233	350,425
Tutor Perini Corp.*	6,047	153,291
United Rentals, Inc.*	4,822	828,950
Universal Forest Products, Inc.	14,349	539,809
VSE Corp.	7,363	356,590
Wabtec Corp.	3,319	270,266
XPO Logistics, Inc.*	1,020	93,422

		21,981,895

INFORMATION TECHNOLOGY (6.1%)
Acacia Communications, Inc.*	2,784	100,864
Advanced Energy Industries, Inc.*	1,781	120,182
Aerohive Networks, Inc.*	20,020	116,717
Akamai Technologies, Inc.*	3,230	210,079
Ambarella, Inc.*	1,562	91,768
Amphenol Corp. Cl A	4,928	432,678
Analog Devices, Inc.	4,510	401,525
Anixter International, Inc.*	2,650	201,400
ARRIS International PLC*	8,188	210,349
Avnet, Inc.	8,602	340,811
Belden, Inc.	3,139	242,237
Cabot MicroElectronics Corp.	910	85,613
Callidus Software, Inc.*	16,838	482,409
Coherent, Inc.*	841	237,347
CommVault Systems, Inc.*	7,785	408,713
Comtech Telecommunications Corp.	9,260	204,831
Cornerstone OnDemand, Inc.*	3,019	106,661
Cray, Inc.*	3,455	83,611
Cypress Semiconductor Corp.	29,054	442,782
DXC Technology Co.	7,693	730,066
Entegris, Inc.	5,554	169,119
EPAM Systems, Inc.*	3,635	390,508
Euronet Worldwide, Inc.*	3,669	309,187

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Everspin Technologies, Inc.*	10,701	80,258
F5 Networks, Inc.*	408	53,538
Fair Isaac Corp.	1,210	185,372
Fidelity Nat’l. Information Svcs., Inc.	4,512	424,534
Finisar Corp.*	2,957	60,175
Five9, Inc.*	6,748	167,890
Global Payments, Inc.	3,968	397,752
Globant S.A.*	3,307	153,643
Grubhub, Inc.*	2,009	144,246
Guidewire Software, Inc.*	2,832	210,304
II-VI, Inc.*	7,668	360,013
Integrated Device Technology, Inc.*	6,260	186,110
KLA-Tencor Corp.	3,646	383,085
Littelfuse, Inc.	998	197,424
LogMeIn, Inc.	6,055	693,298
Lumentum Hldgs., Inc.*	5,043	246,603
Match Group, Inc.*	4,140	129,623
MAXIMUS, Inc.	1,654	118,393
MaxLinear, Inc. Cl A*	15,229	402,350
Microchip Technology, Inc.	2,699	237,188
MKS Instruments, Inc.	4,170	394,066
Monolithic Power Systems, Inc.	2,111	237,192
New Relic, Inc.*	5,582	322,472
Nutanix, Inc. Cl A*	3,395	119,776
Oclaro, Inc.*	13,141	88,570
Paycom Software, Inc.*	2,401	192,872
Perficient, Inc.*	9,507	181,298
Plexus Corp.*	3,735	226,789
Proofpoint, Inc.*	8,354	741,918
PTC, Inc.*	7,153	434,688
Q2 Hldgs., Inc.*	3,355	123,632
Rapid7, Inc.*	6,928	129,276
Red Hat, Inc.*	3,125	375,313
Richardson Electronics Ltd.	41,267	278,140
Science Applications Int’l. Corp.	3,668	280,859
Sequans Communications S.A. ADR*	103,493	197,671
Skyworks Solutions, Inc.	3,709	352,170
Splunk, Inc.*	4,036	334,342
Stamps.com, Inc.*	3,700	695,600
Symantec Corp.	2,968	83,282
SYNNEX Corp.	2,395	325,600
Synopsys, Inc.*	2,337	199,206
Take-Two Interactive Software, Inc.*	2,911	319,570
Vantiv, Inc. Cl A*	4,347	319,722
ViaSat, Inc.*	6,405	479,414
Western Digital Corp.	1,622	128,998
Workday, Inc.*	1,162	118,222
Xilinx, Inc.	2,920	196,866
Xperi Corp.	16,985	414,434
Xura, Inc.*	11,415	285,375	††
Zendisk, Inc.*	8,505	287,809

		19,816,398

MATERIALS (2.7%)
Ashland Global Holdings, Inc.	2,245	159,844
Axalta Coating Systems Ltd.*	17,545	567,756
Berry Global Group, Inc.*	4,044	237,261
Boise Cascade Co.	6,225	248,378
Crown Hldgs., Inc.*	13,630	766,688
Eastman Chemical Co.	3,793	351,384
Ferro Corp.*	30,631	722,585
Ferroglobe PLC	27,523	445,872
Ferroglobe Representation & Warranty Insurance Trust*	6,080	0	††
Freeport-McMoRan, Inc.*	11,223	212,788
International Paper Co.	4,253	246,419
Kaiser Aluminum Corp.	3,436	367,137
Kraton Corp.*	6,203	298,799

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Minerals Technologies, Inc.	3,444	237,119
Nucor Corp.	2,273	144,517
Orion Engineered Carbons S.A.	10,230	261,888
Packaging Corp. of America	7,768	936,433
RPM International, Inc.	2,331	122,191
Steel Dynamics, Inc.	18,050	778,497
The Mosaic Co.	2,582	66,254
TimkenSteel Corp.*	9,993	151,794
U.S. Concrete, Inc.*	5,228	437,323
United States Steel Corp.	5,699	200,548
Valvoline, Inc.	6,162	154,420
Vulcan Materials Co.	3,480	446,728
Westlake Chemical Corp.	2,855	304,143

		8,866,766

REAL ESTATE (3.5%)
Alexander’s, Inc.	650	257,302
Apartment Investment & Management Co. Cl A	3,748	163,825
AvalonBay Communities, Inc.	1,211	216,055
Brandywine Realty Trust	10,572	192,305
Camden Property Trust	3,287	302,601
Chatham Lodging Trust	9,254	210,621
Chesapeake Lodging Trust	10,711	290,161
Colony NorthStar, Inc. Cl A	25,155	287,019
Cousins Properties, Inc.	29,600	273,800
DDR Corp.	13,181	118,102
Duke Realty Corp.	30,062	817,987
Easterly Government Pptys.	22,288	475,626
Equity Lifestyle Properties, Inc.	967	86,082
Essex Property Trust, Inc.	1,026	247,646
Extra Space Storage, Inc.	2,188	191,341
Forest City Realty Trust, Inc. Cl A	22,389	539,575
GGP, Inc.	6,873	160,759
Highwoods Properties, Inc.	6,650	338,552
Host Hotels & Resorts, Inc.	22,325	443,152
Kilroy Realty Corp.	9,160	683,794
Life Storage, Inc.	953	84,884
Medical Properties Trust, Inc.	16,032	220,921
Pebblebrook Hotel Trust	5,944	220,938
Pennsylvania REIT	11,824	140,587
ProLogis, Inc.	5,734	369,900
QTS Realty Trust, Inc.	5,739	310,824
Regency Centers Corp.	5,744	397,370
RLJ Lodging Trust	10,137	222,709
SBA Communications Corp. Cl A*	2,858	466,883
Summit Hotel Pptys., Inc.	5,600	85,288
Sun Communities, Inc.	3,367	312,390
Terreno Realty Corp.	19,570	686,124
The GEO Group, Inc.	21,892	516,652
Urstadt Biddle Pptys., Inc. Cl A	5,090	110,657
Vornado Realty Trust	2,968	232,038
Welltower, Inc.	7,522	479,678
Weyerhaeuser Co.	8,948	315,507

		11,469,655

TELECOMMUNICATION SERVICES (0.4%)
CenturyLink, Inc.	6,090	101,581
ORBCOMM, Inc.*	48,617	494,921
Shenandoah Telecommunications Co.	11,985	405,093
Zayo Group Hldgs., Inc.*	4,589	168,875

		1,170,470

UTILITIES (2.0%)
AES Corp.	10,071	109,069
Ameren Corp.	4,310	254,247
Avista Corp.	6,324	325,623
Chesapeake Utilities Corp.	2,719	213,577
Consolidated Edison, Inc.	3,341	283,818
Edison International	6,972	440,910

MUTUAL OF AMERICA INVESTMENT CORPORATION - ALL AMERICA FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Entergy Corp.				2,661	216,579
Eversource Energy				2,504	158,203
FirstEnergy Corp.				5,754	176,187
Great Plains Energy, Inc.				20,941	675,138
Idacorp, Inc.				3,116	284,678
NiSource, Inc.				16,249	417,112
Northwest Natural Gas Co.				2,973	177,339
NorthWestern Corp.				3,757	224,293
PG&E Corp.				2,170	97,281
PNM Resources, Inc.				6,569	265,716
Portland General Electric Co.				5,201	237,062
PPL Corp.				6,748	208,851
Public Svc. Enterprise Group, Inc.				6,132	315,798
Sempra Energy				6,000	641,520
UGI Corp.				12,451	584,574
Westar Energy, Inc.				2,878	151,958

					6,459,533

TOTAL ACTIVE ASSETS - COMMON STOCKS (Cost: $107,525,247) 41.3%					134,044,850

	Rating**	Rate(%)	Maturity	Face Amount	Value
ACTIVE ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill	A-1+	1.00	01/02/18	800,000	799,933
U.S. Treasury Bill	A-1+	1.00	01/02/18	700,000	699,942

					1,499,875

COMMERCIAL PAPER (0.2%)
Home Depot, Inc.†	A-1	1.44	01/02/18	500,000	499,940

TOTAL ACTIVE ASSETS - SHORT-TERM DEBT SECURITIES (Cost: $1,999,815) 0.6%					1,999,815

				Shares	Value
ACTIVE ASSETS:
WARRANTS:
FINANCIALS (0.0%) (2)
Easterly Acquisition Corp. - expiring 07/29/2020*				11,885	7,073

TOTAL ACTIVE ASSETS - WARRANTS (Cost: $7,178) 0.0% (2)					7,073

TOTAL ACTIVE ASSETS (Cost: $109,532,240) 41.9%					136,051,738

TOTAL INVESTMENTS (Cost: $222,592,602) 99.6%					323,520,838

OTHER NET ASSETS 0.4%					1,215,517

NET ASSETS 100.0%					$324,736,355

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (7.8%)
AMC Entertainment Hldgs., Inc. Cl A	139,624	2,108,322
Bassett Furniture Industries, Inc.	32,413	1,218,729
Belmond Ltd.*	127,728	1,564,668
Dave & Buster’s Entertainment, Inc.*	31,162	1,719,208
Houghton Mifflin Harcourt Co.*	581,642	5,409,271
ILG, Inc.	92,848	2,644,311
MSG Networks, Inc.*	139,533	2,825,543
Playa Hotels & Resorts NV*	426,102	4,597,641
Red Rock Resorts, Inc. Cl A	55,560	1,874,594
Signet Jewelers Ltd.	40,877	2,311,594
Sleep Number Corp.*	257,966	9,696,942
Unifi, Inc.*	97,625	3,501,809

		39,472,632

CONSUMER STAPLES (2.5%)
Crimson Wine Group Ltd.*	493,977	5,270,735
Orchids Paper Products Co.	260,675	3,336,640
Vector Group Ltd.	181,478	4,061,478

		12,668,853

ENERGY (5.4%)
Abraxas Petroleum Corp.*	640,701	1,576,124
Carrizo Oil and Gas, Inc.*	168,186	3,578,998
CrossAmerica Partners LP	116,126	2,757,993
Ensco PLC Cl A	318,761	1,883,878
Matrix Service Co.*	61,655	1,097,459
Nabors Industries Ltd.	166,438	1,136,772
PBF Energy, Inc.	252,833	8,962,930
PDC Energy, Inc.*	65,314	3,366,284
Range Resources Corp.	166,987	2,848,798

		27,209,236

FINANCIALS (30.1%)
American Equity Investment Life Hldg. Co.	174,359	5,358,052
Aspen Insurance Hldgs. Ltd.	104,108	4,226,785
BancFirst Corp.	127,923	6,543,261
Bank of Marin Bancorp	51,586	3,507,848
Banner Corp.	97,571	5,378,114
Brookline Bancorp, Inc.	410,915	6,451,366
Bryn Mawr Bank Corp.	115,255	5,094,271
Cadence Bancorporation*	94,532	2,563,708
Charter Financial Corp.	207,689	3,642,865
Customers Bancorp, Inc.*	56,825	1,476,882
Dime Community Bancshares	171,897	3,601,242
Ellington Financial LLC	340,468	4,940,191
Enterprise Financial Svcs. Corp.	122,767	5,542,930
First Connecticut Bancorp, Inc.	92,636	2,422,431
First Interstate BancSytem, Inc.	144,811	5,799,681
Flushing Financial Corp.	141,534	3,892,185
Glacier Bancorp, Inc.	126,415	4,979,487
Great Southern Bancorp, Inc.	50,831	2,625,421
Hanmi Financial Corp.	63,626	1,931,049
IBERIABANK Corp.	16,762	1,299,055
Investors Bancorp, Inc.	269,663	3,742,922
Luther Burbank Corp.*	103,521	1,246,393
Marlin Business Svcs. Corp.	210,988	4,726,131
MB Financial, Inc.	74,552	3,319,055
NMI Hldgs., Inc. Cl A*	475,449	8,082,633
Northfield Bancorp, Inc.	288,402	4,925,906
PowerShares KBW Bank Portfolio	46,350	2,550,641
Prosperity Bancshares, Inc.	36,694	2,571,149

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Selective Insurance Group, Inc.	126,320	7,414,984
Sterling Bancorp	72,545	1,784,607
Stock Yards Bancorp, Inc.	233,782	8,813,581
SVB Financial Group*	49,346	11,535,614
TriCo Bancshares	78,876	2,986,245
UMB Financial Corp.	36,115	2,597,391
United Financial Bancorp, Inc.	54,936	969,071
Waterstone Financial, Inc.	82,106	1,399,907
Wintrust Financial Corp.	28,227	2,325,058

		152,268,112

HEALTH CARE (4.2%)
bluebird bio, Inc.*	15,692	2,794,745
Emergent Biosolutions, Inc.*	37,317	1,734,121
Envision Healthcare Corp.*	48,141	1,663,753
Neurocrine Biosciences, Inc.*	25,893	2,009,038
Pacific Biosciences of CA, Inc.*	382,561	1,009,961
Pacira Pharmaceuticals, Inc.*	38,981	1,779,483
Supernus Pharmaceuticals, Inc.*	189,497	7,551,455
Wright Medical Group NV*	110,452	2,452,034

		20,994,590

INDUSTRIALS (15.4%)
AZZ, Inc.	30,260	1,546,286
BMC Stock Hldgs., Inc.*	171,832	4,347,350
Builders FirstSource, Inc.*	132,178	2,880,159
Daseke, Inc.*	239,749	3,426,013
Deluxe Corp.	60,368	4,638,677
EMCOR Group, Inc.	37,819	3,091,703
Encore Wire Corp.	106,307	5,171,836
GMS, Inc.*	76,185	2,867,603
Hyster-Yale Materials Handling, Inc. Cl A	49,472	4,213,036
ICF International, Inc.*	39,783	2,088,608
Kirby Corp.*	57,547	3,844,140
Landstar System, Inc.	38,121	3,968,396
LSC Communications, Inc.	203,169	3,078,010
Miller Industries, Inc.	285,727	7,371,757
Mueller Industries, Inc.	363,229	12,869,203
Tutor Perini Corp.*	90,559	2,295,671
Universal Forest Products, Inc.	134,242	5,050,184
VSE Corp.	108,029	5,231,844

		77,980,476

INFORMATION TECHNOLOGY (10.6%)
Aerohive Networks, Inc.*	281,456	1,640,888
Anixter International, Inc.*	38,936	2,959,136
Belden, Inc.	16,475	1,271,376
CommVault Systems, Inc.*	39,739	2,086,298
Comtech Telecommunications Corp.	132,325	2,927,029
Cypress Semiconductor Corp.	63,799	972,297
Everspin Technologies, Inc.*	53,895	404,213
Finisar Corp.*	43,689	889,071
II-VI, Inc.*	42,762	2,007,676
Lumentum Hldgs., Inc.*	25,392	1,241,669
MaxLinear, Inc. Cl A*	113,024	2,986,094
MKS Instruments, Inc.	28,716	2,713,662
Perficient, Inc.*	66,506	1,268,269
Plexus Corp.*	54,251	3,294,121
Proofpoint, Inc.*	54,466	4,837,125
Richardson Electronics Ltd.	556,918	3,753,627
Sequans Communications S.A. ADR*	923,354	1,763,606
Stamps.com, Inc.*	21,552	4,051,776
SYNNEX Corp.	33,653	4,575,125
ViaSat, Inc.*	17,074	1,277,989

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Xperi Corp.				149,457	3,646,751
Xura, Inc.*				128,245	3,206,125	††

					53,773,923

MATERIALS (4.9%)
Boise Cascade Co.				91,281	3,642,112
Ferro Corp.*				110,058	2,596,268
Ferroglobe PLC				117,799	1,908,344
Kaiser Aluminum Corp.				50,222	5,366,221
Kraton Corp.*				86,116	4,148,208
TimkenSteel Corp.*				143,366	2,177,730
U.S. Concrete, Inc.*				25,552	2,137,425
United States Steel Corp.				85,447	3,006,880

					24,983,188

REAL ESTATE (11.0%)
Alexander’s, Inc.				5,544	2,194,592
Chatham Lodging Trust				135,173	3,076,537
Chesapeake Lodging Trust				152,271	4,125,021
Colony NorthStar, Inc. Cl A				349,308	3,985,604
Cousins Properties, Inc.				433,934	4,013,889
Easterly Government Pptys.				221,923	4,735,837
Forest City Realty Trust, Inc. Cl A				289,862	6,985,674
Highwoods Properties, Inc.				95,766	4,875,447
Life Storage, Inc.				13,630	1,214,024
Medical Properties Trust, Inc.				239,188	3,296,011
Pennsylvania REIT				171,887	2,043,736
RLJ Lodging Trust				115,821	2,544,587
Summit Hotel Pptys., Inc.				83,603	1,273,274
Terreno Realty Corp.				115,490	4,049,079
The GEO Group, Inc.				225,302	5,317,127
Urstadt Biddle Pptys., Inc. Cl A				77,485	1,684,524

					55,414,963

TELECOMMUNICATION SERVICES (1.3%)
ORBCOMM, Inc.*				372,812	3,795,226
Shenandoah Telecommunications Co.				77,199	2,609,326

					6,404,552

UTILITIES (4.2%)
Avista Corp.				87,482	4,504,448
Idacorp, Inc.				44,368	4,053,460
Northwest Natural Gas Co.				42,253	2,520,391
NorthWestern Corp.				51,542	3,077,057
PNM Resources, Inc.				92,751	3,751,778
Portland General Electric Co.				74,044	3,374,926

					21,282,060

TOTAL COMMON STOCKS (Cost: $383,367,674) 97.4%					492,452,585

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.5%)
U.S. Treasury Bill	A-1+	1.02	01/02/18	4,000,000	3,999,659
U.S. Treasury Bill	A-1+	1.25	02/15/18	3,300,000	3,294,605

					7,294,264

COMMERCIAL PAPER (1.2%)
Estee Lauder Cos.†	A-1	1.40	01/02/18	1,200,000	1,199,860
Toyota Motor Credit Corp.	A-1+	1.26	01/03/18	5,000,000	4,999,299

					6,199,159

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $13,493,423) 2.7%					13,493,423

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
WARRANTS:
FINANCIALS (0.0%) (2)
Easterly Acquisition Corp. - expiring 07/29/2020*	146,691	87,296

TOTAL WARRANTS (Cost: $88,598) (0.0%) (2)		87,296

TOTAL INVESTMENTS (Cost: $396,949,695) 100.1%		506,033,304

OTHER NET ASSETS -0.1%		(311,555)

NET ASSETS 100.0%		$505,721,749

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (14.1%)
AMC Networks, Inc. Cl A*	37,291	2,016,697
American Axle & Mfg. Hldgs., Inc.*	202,200	3,443,466
Belmond Ltd.*	189,177	2,317,418
Bloomin’ Brands, Inc.	261,074	5,571,319
Bright Horizons Family Solutions, Inc.*	36,722	3,451,868
Cooper Tire & Rubber Co.	85,139	3,009,664
Dave & Buster’s Entertainment, Inc.*	73,880	4,075,960
Five Below, Inc.*	156,567	10,383,522
Haverty Furniture Cos., Inc.	259,596	5,879,849
Lions Gate Entertainment Corp. Cl A*	112,275	3,796,018
Lions Gate Entertainment Corp. Cl B*	112,275	3,563,609
Lithia Motors, Inc. Cl A	48,987	5,564,433
Red Rock Resorts, Inc. Cl A	184,539	6,226,346
Sleep Number Corp.*	227,087	8,536,200
Steve Madden Ltd.*	91,266	4,262,122
Thor Industries, Inc.	41,461	6,249,002

		78,347,493

CONSUMER STAPLES (2.0%)
Cal-Maine Foods, Inc.*	48,354	2,149,335
Orchids Paper Products Co.	161,765	2,070,592
Vector Group Ltd.	128,240	2,870,011
WD-40 Co.	34,065	4,019,670

		11,109,608

ENERGY (1.8%)
Matador Resources Co.*	66,770	2,078,550
Ring Energy, Inc.*	298,264	4,145,870
RPC, Inc.	149,950	3,828,224

		10,052,644

FINANCIALS (6.5%)
AMERISAFE, Inc.	33,085	2,038,036
First Merchants Corp.	96,605	4,063,206
Heritage Financial Corp.	136,270	4,197,116
Moelis & Co. Cl A	124,488	6,037,668
Pinnacle Financial Partners, Inc.	50,839	3,370,626
S&T Bancorp, Inc.	92,481	3,681,669
Starwood Property Trust, Inc.	144,874	3,093,060
TriState Capital Hldgs., Inc.*	159,969	3,679,287
United Insurance Hldgs. Corp.	163,206	2,815,304
Webster Financial Corp.	50,338	2,826,982

		35,802,954

HEALTH CARE (22.8%)
Abiomed, Inc.*	22,751	4,263,765
Acadia Healthcare Co., Inc.*	123,519	4,030,425
ACADIA Pharmaceuticals, Inc.*	40,859	1,230,264
Acceleron Pharma, Inc.*	54,328	2,305,680
Agios Pharmaceuticals, Inc.*	28,320	1,619,054
Akebia Therapeutics, Inc.*	122,149	1,816,356
Amicus Therapeutics, Inc.*	192,814	2,774,593
Anika Therapeutics, Inc.*	46,636	2,514,147
BioSpecifics Technologies Corp.*	51,419	2,227,985
bluebird bio, Inc.*	19,754	3,518,187
Cambrex Corp.*	23,635	1,134,480
Catalent, Inc.*	77,727	3,193,025
Chemed Corp.	18,117	4,402,793
Clovis Oncology, Inc.*	36,186	2,460,648
Dyax Corp. - contingent value rights*	76,346	0	††
Emergent Biosolutions, Inc.*	74,780	3,475,027
Envision Healthcare Corp.*	68,355	2,362,349

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Exact Sciences Corp.*	98,139	5,156,223
ICU Medical, Inc.*	9,313	2,011,608
Insulet Corp.*	53,764	3,709,716
Intersect ENT, Inc.*	76,551	2,480,252
iRhythm Technologies, Inc.*	39,220	2,198,281
Karyopharm Therapeutics, Inc.*	144,012	1,382,515
Medicines Co.*	54,687	1,495,143
Nektar Therapeutics*	57,430	3,429,720
Neogen Corp.*	35,255	2,898,314
Neurocrine Biosciences, Inc.*	54,319	4,214,611
Nevro Corp.*	51,062	3,525,320
NuVasive, Inc.*	36,060	2,109,149
Omeros Corp.*	101,107	1,964,509
Omnicell, Inc.*	132,523	6,427,366
Pacira Pharmaceuticals, Inc.*	94,038	4,292,835
Penumbra, Inc.*	30,206	2,842,385
PRA Health Sciences, Inc.*	28,669	2,610,886
Prestige Brands Hldgs., Inc.*	45,142	2,004,756
Prothena Corp. PLC*	49,298	1,848,182
Radius Health, Inc.*	46,024	1,462,182
Repligen Corp.*	78,298	2,840,651
Sage Therapeutics, Inc.*	32,212	5,305,639
Spark Therapeutics, Inc.*	35,818	1,841,762
Supernus Pharmaceuticals, Inc.*	127,970	5,099,605
Ultragenyx Pharmaceutical, Inc.*	33,946	1,574,415
WellCare Health Plans, Inc.*	23,982	4,823,020
Wright Medical Group NV*	128,020	2,842,044
Zogenix, Inc.*	28,307	1,133,695

		126,853,562

INDUSTRIALS (17.9%)
AeroVironment, Inc.*	33,950	1,906,632
Altra Industrial Motion Corp.	51,399	2,590,510
Astronics Corp.*	89,750	3,721,932
BMC Stock Hldgs., Inc.*	186,594	4,720,828
Deluxe Corp.	42,151	3,238,883
Echo Global Logistics, Inc.*	118,904	3,329,312
EnPro Industries, Inc.	103,414	9,670,243
Generac Hldgs., Inc.*	68,217	3,378,106
Granite Construction, Inc.	132,757	8,420,777
H&E Equipment Services	81,633	3,318,381
Healthcare Svcs. Group, Inc.	115,290	6,078,089
InnerWorkings, Inc.*	263,335	2,641,250
John Bean Technologies Corp.	36,087	3,998,440
Landstar System, Inc.	44,715	4,654,832
Mueller Water Products, Inc. Cl A	365,431	4,578,850
NCI Building Systems, Inc.*	189,058	3,648,819
Quanex Building Products Corp.	83,724	1,959,142
Schneider National, Inc. Cl B	81,744	2,334,609
Simpson Manufacturing Co., Inc.	38,174	2,191,569
Sun Hydraulics Corp.	109,534	7,085,754
Teledyne Technologies, Inc.*	36,513	6,614,330
Trex Co., Inc.*	55,033	5,965,027
Universal Forest Products, Inc.	88,272	3,320,793

		99,367,108

INFORMATION TECHNOLOGY (22.4%)
Acacia Communications, Inc.*	45,761	1,657,921
Advanced Energy Industries, Inc.*	30,940	2,087,831
Ambarella, Inc.*	26,085	1,532,494
Belden, Inc.	32,749	2,527,240
Cabot MicroElectronics Corp.	14,920	1,403,674
Callidus Software, Inc.*	276,326	7,916,740

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

CommVault Systems, Inc.*	81,906	4,300,065
Cornerstone OnDemand, Inc.*	49,124	1,735,551
Cray, Inc.*	56,835	1,375,407
Cypress Semiconductor Corp.	130,010	1,981,352
Entegris, Inc.	91,833	2,796,315
EPAM Systems, Inc.*	59,245	6,364,690
Euronet Worldwide, Inc.*	23,426	1,974,109
Everspin Technologies, Inc.*	113,972	854,790
Fair Isaac Corp.	19,641	3,009,001
Five9, Inc.*	109,805	2,731,948
Globant S.A.*	53,867	2,502,661
Grubhub, Inc.*	33,157	2,380,673
II-VI, Inc.*	76,915	3,611,159
Integrated Device Technology, Inc.*	101,607	3,020,776
Littelfuse, Inc.	16,156	3,195,980
LogMeIn, Inc.	34,686	3,971,547
Lumentum Hldgs., Inc.*	54,114	2,646,175
MAXIMUS, Inc.	28,614	2,048,190
MaxLinear, Inc. Cl A*	122,960	3,248,603
MKS Instruments, Inc.	36,083	3,409,844
Monolithic Power Systems, Inc.	34,337	3,858,105
New Relic, Inc.*	92,620	5,350,657
Nutanix, Inc. Cl A*	55,837	1,969,929
Oclaro, Inc.*	215,935	1,455,402
Paycom Software, Inc.*	39,034	3,135,601
Perficient, Inc.*	82,930	1,581,475
Proofpoint, Inc.*	75,391	6,695,475
Q2 Hldgs., Inc.*	54,614	2,012,526
Rapid7, Inc.*	111,802	2,086,225
Science Applications Int’l. Corp.	59,663	4,568,396
Sequans Communications S.A. ADR*	569,816	1,088,349
Stamps.com, Inc.*	18,528	3,483,264
Take-Two Interactive Software, Inc.*	20,844	2,288,254
ViaSat, Inc.*	37,274	2,789,959
Xperi Corp.	113,687	2,773,963
Zendisk, Inc.*	141,776	4,797,700

		124,220,016

MATERIALS (5.5%)
Berry Global Group, Inc.*	65,478	3,841,594
Ferro Corp.*	367,341	8,665,574
Ferroglobe PLC	314,981	5,102,692
Ferroglobe Representation & Warranty Insurance Trust*	72,345	0	††
Minerals Technologies, Inc.	56,663	3,901,248
Orion Engineered Carbons S.A.	166,734	4,268,390
U.S. Concrete, Inc.*	57,312	4,794,149

		30,573,647

REAL ESTATE (2.8%)
Easterly Government Pptys.	133,540	2,849,744
Pebblebrook Hotel Trust	96,203	3,575,866
QTS Realty Trust, Inc.	93,441	5,060,765
Terreno Realty Corp.	118,937	4,169,931

		15,656,306

TELECOMMUNICATION SERVICES (1.4%)
ORBCOMM, Inc.*	380,442	3,872,900
Shenandoah Telecommunications Co.	109,991	3,717,696

		7,590,596

UTILITIES (0.6%)
Chesapeake Utilities Corp.	44,353	3,483,928

TOTAL COMMON STOCKS (Cost: $425,063,022) 97.8%		543,057,862

MUTUAL OF AMERICA INVESTMENT CORPORATION - SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.5%)
U.S. Treasury Bill	A-1+	1.00	01/02/18	2,000,000	1,999,833
U.S. Treasury Bill	A-1+	1.02	01/02/18	2,200,000	2,199,812
U.S. Treasury Bill	A-1+	1.04	01/11/18	4,000,000	3,998,606

					8,198,251

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $8,198,251) 1.5%					8,198,251

TOTAL INVESTMENTS (Cost: $433,261,273) 99.3%					551,256,113

OTHER NET ASSETS 0.7%					3,645,883

NET ASSETS 100.0%					$554,901,996

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (4.1%)
ILG, Inc.	8,810	250,909
Liberty Interactive Corp. Ser. A QVC Group*	17,450	426,129
MSG Networks, Inc.*	21,903	443,536
Ralph Lauren Corp.	5,037	522,287
Signet Jewelers Ltd.	3,750	212,063
Sleep Number Corp.*	30,170	1,134,090
Taylor Morrison Home Corp. Cl A*	12,722	311,307
Wiley (John) & Sons, Inc. Cl A	14,076	925,497

		4,225,818

CONSUMER STAPLES (2.6%)
Constellation Brands, Inc. Cl A	1,719	392,912
Edgewell Personal Care Co.*	7,604	451,602
Ingredion, Inc.	8,421	1,177,256
Vector Group Ltd.	31,490	704,746

		2,726,516

ENERGY (7.3%)
Andeavor	4,420	505,383
Baker Hughes, a GE Co.	18,432	583,188
Cheniere Energy, Inc.*	15,507	834,897
Hess Corp.	7,538	357,829
MPLX LP	16,998	602,919
Nabors Industries Ltd.	69,463	474,432
Noble Energy, Inc.	26,701	778,067
PBF Energy, Inc.	47,913	1,698,516
Range Resources Corp.	42,315	721,894
Weatherford Int’l. PLC*	49,088	204,697
Williams Cos., Inc.	25,751	785,148

		7,546,970

FINANCIALS (21.7%)
American Financial Group, Inc.	12,849	1,394,630
Ameriprise Financial, Inc.	11,272	1,910,266
Associated Banc-Corp.	50,204	1,275,182
BankUnited, Inc.	23,723	966,001
Citizens Financial Group, Inc.	12,450	522,651
Discover Financial Svcs.	12,401	953,885
Everest Re Group Ltd.	4,106	908,494
Fifth Third Bancorp	40,116	1,217,119
Hartford Financial Svcs. Group, Inc.	21,415	1,205,236
KeyCorp	103,272	2,082,996
Lincoln National Corp.	15,429	1,186,027
PowerShares KBW Bank Portfolio	4,640	255,339
Progressive Corp.	23,743	1,337,206
Reinsurance Grp. of America, Inc.	7,392	1,152,635
Starwood Property Trust, Inc.	34,048	726,925
SVB Financial Group*	9,919	2,318,763
Synchrony Financial	15,793	609,768
Voya Financial, Inc.	27,446	1,357,754
Zions Bancorporation	20,230	1,028,291

		22,409,168

HEALTH CARE (6.0%)
Agilent Technologies, Inc.	16,100	1,078,217
Boston Scientific Corp.*	25,310	627,435
Centene Corp.*	7,027	708,884
Edwards Lifesciences Corp.*	4,860	547,771
Hill-Rom Hldgs., Inc.	8,790	740,909
Humana, Inc.	3,554	881,641
Neurocrine Biosciences, Inc.*	9,860	765,037
Zimmer Biomet Hldgs., Inc.	6,613	797,991

		6,147,885

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

INDUSTRIALS (17.2%)
Alaska Air Group, Inc.	21,680	1,593,697
Builders FirstSource, Inc.*	15,170	330,554
Carlisle Cos., Inc.	11,438	1,299,929
Harris Corp.	9,543	1,351,766
Kirby Corp.*	17,344	1,158,579
L-3 Communications Corp.	8,347	1,651,454
Landstar System, Inc.	5,150	536,115
LSC Communications, Inc.	29,860	452,379
Mueller Industries, Inc.	15,200	538,536
Old Dominion Freight Line, Inc.	13,893	1,827,624
Orbital ATK, Inc.	2,497	328,356
Oshkosh Corp.	10,661	968,978
Republic Services, Inc.	7,920	535,471
Rockwell Automation, Inc.	5,020	985,677
Stanley Black & Decker, Inc.	10,266	1,742,038
United Rentals, Inc.*	12,402	2,132,028
XPO Logistics, Inc.*	4,330	396,585

		17,829,766

INFORMATION TECHNOLOGY (6.8%)
Analog Devices, Inc.	5,583	497,054
ARRIS International PLC*	19,334	496,690
Avnet, Inc.	18,235	722,471
Cypress Semiconductor Corp.	35,470	540,563
DXC Technology Co.	15,427	1,464,022
F5 Networks, Inc.*	1,906	250,105
KLA-Tencor Corp.	2,330	244,813
LogMeIn, Inc.	3,520	403,040
PTC, Inc.*	7,380	448,483
Skyworks Solutions, Inc.	2,270	215,537
Stamps.com, Inc.*	4,514	848,632
Symantec Corp.	12,203	342,416
Western Digital Corp.	7,122	566,413

		7,040,239

MATERIALS (10.3%)
Crown Hldgs., Inc.*	34,085	1,917,281
Eastman Chemical Co.	16,277	1,507,901
Freeport-McMoRan, Inc.*	49,260	933,970
International Paper Co.	17,549	1,016,789
Nucor Corp.	9,932	631,477
Packaging Corp. of America	21,659	2,610,987
RPM International, Inc.	9,910	519,482
Steel Dynamics, Inc.	28,317	1,221,312
The Mosaic Co.	10,680	274,049

		10,633,248

REAL ESTATE (12.8%)
Alexander’s, Inc.	1,137	450,081
Apartment Investment & Management Co. Cl A	16,452	719,117
AvalonBay Communities, Inc.	5,202	928,089
Brandywine Realty Trust	46,401	844,034
DDR Corp.	55,483	497,128
Duke Realty Corp.	51,172	1,392,390
Equity Lifestyle Properties, Inc.	4,221	375,753
Forest City Realty Trust, Inc. Cl A	13,055	314,626
GGP, Inc.	30,168	705,630
Host Hotels & Resorts, Inc.	46,595	924,911
Kilroy Realty Corp.	8,734	651,993
ProLogis, Inc.	24,757	1,597,074
Regency Centers Corp.	7,776	537,944
RLJ Lodging Trust	8,525	187,294
The GEO Group, Inc.	28,610	675,196

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Vornado Realty Trust				13,033	1,018,920
Welltower, Inc.				13,332	850,182
Weyerhaeuser Co.				15,789	556,720

					13,227,082

UTILITIES (9.5%)
AES Corp.				41,460	449,012
Ameren Corp.				18,208	1,074,090
Consolidated Edison, Inc.				14,115	1,199,069
Edison International				6,761	427,566
Entergy Corp.				10,621	864,443
Eversource Energy				10,994	694,601
FirstEnergy Corp.				24,306	744,250
Great Plains Energy, Inc.				35,098	1,131,560
PG&E Corp.				8,920	399,884
PPL Corp.				28,507	882,292
Public Svc. Enterprise Group, Inc.				26,919	1,386,329
Westar Energy, Inc.				11,270	595,056

					9,848,152

TOTAL COMMON STOCKS (Cost: $78,104,364) 98.3%					101,634,844

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.6%)
U.S. Treasury Bill	A-1+	1.00	01/02/18	1,500,000	1,499,875
U.S. Treasury Bill	A-1+	1.05	01/04/18	100,000	99,985

					1,599,860

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,599,860) 1.6%					1,599,860

TOTAL INVESTMENTS (Cost: $79,704,224) 99.9%					103,234,704

OTHER NET ASSETS 0.1%					159,452

NET ASSETS 100.0%					$103,394,156

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER DISCRETIONARY (11.6%)
Aaron’s, Inc.	48,445	1,930,533
Adtalem Global Education, Inc.	45,645	1,919,372
AMC Networks, Inc. Cl A*	39,970	2,161,578
American Eagle Outfitters, Inc.	132,170	2,484,796
AutoNation, Inc.*	47,135	2,419,440
Bed Bath & Beyond, Inc.	108,969	2,396,228
Big Lots, Inc.	32,905	1,847,616
Brinker International, Inc.	36,190	1,405,620
Brunswick Corp.	67,254	3,713,766
Buffalo Wild Wings, Inc.*	12,315	1,925,450
Cable One, Inc.	3,634	2,555,974
CalAtlantic Group, Inc.	60,326	3,401,783
Carter’s, Inc.	36,474	4,285,330
Cheesecake Factory, Inc.	31,929	1,538,339
Churchill Downs, Inc.	9,853	2,292,793
Cinemark Hldgs., Inc.	84,215	2,932,366
Cooper Tire & Rubber Co.	40,014	1,414,495
Cracker Barrel Old Country Store, Inc.	18,412	2,925,483
Dana Hldg. Corp.	112,350	3,596,324
Deckers Outdoor Corp.*	25,223	2,024,146
Delphi Technologies PLC*	69,548	3,649,184
Dick’s Sporting Goods, Inc.	65,663	1,887,155
Dillard’s, Inc. Cl A	16,597	996,650
Domino’s Pizza, Inc.	33,771	6,381,368
Dunkin’ Brands Group, Inc.	69,574	4,485,436
GameStop Corp. Cl A	74,835	1,343,288
Gentex Corp.	222,005	4,651,005
Graham Hldgs. Co. Cl B	3,659	2,043,003
Helen of Troy Ltd.*	20,685	1,993,000
ILG, Inc.	83,423	2,375,887
International Speedway Corp. Cl A	20,184	804,332
Jack in the Box, Inc.	23,433	2,299,012
KB Home	66,742	2,132,407
Live Nation Entertainment, Inc.*	105,862	4,506,545
Meredith Corp.	31,373	2,072,187
Michaels Cos., Inc.*	88,061	2,130,196
Murphy USA, Inc.*	25,380	2,039,537
New York Times Co. Cl A	96,604	1,787,174
NVR, Inc.*	2,718	9,535,337
Office Depot, Inc.	402,468	1,424,737
Papa John’s Int’l., Inc.	19,317	1,083,877
Polaris Industries, Inc.	45,659	5,661,259
Pool Corp.	30,779	3,990,497
Sally Beauty Hldgs., Inc.*	98,053	1,839,474
Service Corp. International	146,205	5,456,371
Six Flags Entertainment Corp.	59,808	3,981,419
Skechers U.S.A., Inc. Cl A*	104,184	3,942,323
Sotheby’s*	29,454	1,519,826
TEGNA, Inc.	163,131	2,296,884
Tempur Sealy Int’l., Inc.*	35,165	2,204,494
Texas Roadhouse, Inc.	50,285	2,649,014
The Wendy’s Co.	141,380	2,321,460
Thor Industries, Inc.	37,769	5,692,544
Toll Brothers, Inc.	114,896	5,517,306
TRI Pointe Group, Inc.*	115,772	2,074,634
Tupperware Brands Corp.	40,368	2,531,074
Urban Outfitters, Inc.*	62,656	2,196,719
Wiley (John) & Sons, Inc. Cl A	33,802	2,222,482
Williams-Sonoma, Inc.	59,721	3,087,576

		167,978,105

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

CONSUMER STAPLES (3.6%)
Avon Products, Inc.*	330,565	710,715
Boston Beer Co., Inc. Cl A*	6,589	1,259,158
Casey’s General Stores, Inc.	29,929	3,350,252
Dean Foods Co.	71,237	823,500
Edgewell Personal Care Co.*	43,006	2,554,126
Energizer Hldgs., Inc.	46,016	2,207,848
Flowers Foods, Inc.	142,109	2,744,125
Hain Celestial Group, Inc.*	80,709	3,421,255
Ingredion, Inc.	55,737	7,792,033
Lamb Weston Hldgs., Inc.	114,209	6,447,098
Lancaster Colony Corp.	14,773	1,908,819
Nu Skin Enterprises, Inc. Cl A	38,630	2,635,725
Post Hldgs., Inc.*	51,322	4,066,242
Sanderson Farms, Inc.	15,813	2,194,528
Snyder’s-Lance, Inc.	67,571	3,383,956
Sprouts Farmers Market, Inc.*	97,095	2,364,263
Tootsie Roll Industries, Inc.	14,922	543,161
TreeHouse Foods, Inc.*	43,604	2,156,654
United Natural Foods, Inc.*	40,558	1,998,293

		52,561,751

ENERGY (4.1%)
Callon Petroleum Co.*	155,174	1,885,364
CNX Resources Corp.*	157,594	2,305,600
Core Laboratories N.V.	34,320	3,759,756
Diamond Offshore Drilling, Inc.*	49,259	915,725
Dril-Quip, Inc.*	30,064	1,434,053
Energen Corp.*	76,056	4,378,544
Ensco PLC Cl A	351,370	2,076,597
Gulfport Energy Corp.*	123,578	1,576,855
HollyFrontier Corp.	137,159	7,025,284
Matador Resources Co.*	76,779	2,390,130
Murphy Oil Corp.	126,063	3,914,256
Nabors Industries Ltd.	250,173	1,708,682
Oceaneering Int’l., Inc.	73,912	1,562,500
Patterson-UTI Energy, Inc.	172,888	3,978,153
PBF Energy, Inc.	86,385	3,062,348
QEP Resources, Inc.*	190,132	1,819,563
Rowan Companies PLC Cl A*	91,021	1,425,389
SM Energy Co.	76,970	1,699,498
Southwestern Energy Co.*	391,236	2,183,097
Superior Energy Services, Inc.*	125,599	1,209,518
Transocean Ltd.*	304,071	3,247,478
World Fuel Services Corp.	54,308	1,528,227
WPX Energy, Inc.*	313,776	4,414,828

		59,501,445

FINANCIALS (16.5%)
Alleghany Corp.*	11,974	7,137,582
American Financial Group, Inc.	54,005	5,861,703
Aspen Insurance Hldgs. Ltd.	46,113	1,872,188
Associated Banc-Corp.	118,229	3,003,017
BancorpSouth Bank	63,426	1,994,748
Bank of Hawaii Corp.	32,028	2,744,800
Bank of the Ozarks, Inc.	92,748	4,493,641
Berkley (W.R.) Corp.	75,167	5,385,716
Brown & Brown, Inc.	90,635	4,664,077
Cathay General Bancorp	57,463	2,423,215
Chemical Financial Corp.	54,721	2,925,932
CNO Financial Group, Inc.	128,255	3,166,616
Commerce Bancshares, Inc.	71,500	3,992,560
Cullen/Frost Bankers, Inc.	44,793	4,239,657
East West Bancorp, Inc.	111,239	6,766,668
Eaton Vance Corp.	90,768	5,118,408
FactSet Research Systems, Inc.	30,330	5,846,411

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Federated Investors, Inc. Cl B	73,548	2,653,612
First American Financial Corp.	86,330	4,837,933
First Horizon National Corp.	252,240	5,042,278
FNB Corp.	247,568	3,421,390
Fulton Financial Corp.	136,331	2,440,325
Genworth Financial, Inc.*	370,331	1,151,729
Hancock Hldg. Co.	65,903	3,262,199
Hanover Insurance Group, Inc.	33,274	3,596,254
Home BancShares, Inc.	125,043	2,907,250
Interactive Brokers Group, Inc. Cl A	55,793	3,303,504
International Bancshares Corp.	41,666	1,654,140
Janus Henderson Group PLC	140,282	5,367,189
Kemper Corp.	37,442	2,579,754
Legg Mason, Inc.	67,406	2,829,704
MarketAxess Hldgs., Inc.	29,364	5,924,187
MB Financial, Inc.	64,905	2,889,571
Mercury General Corp.	28,921	1,545,538
MSCI, Inc. Cl A	70,171	8,879,437
New York Community Bancorp, Inc.	376,513	4,902,199
Old Republic Int’l. Corp.	191,268	4,089,310
PacWest Bancorp	99,744	5,027,098
Pinnacle Financial Partners, Inc.	56,094	3,719,032
Primerica, Inc.	34,679	3,521,652
Prosperity Bancshares, Inc.	54,362	3,809,145
Reinsurance Grp. of America, Inc.	49,714	7,751,904
RenaissanceRe Hldgs. Ltd.	31,461	3,951,187
SEI Investments Co.	100,674	7,234,434
Signature Bank*	41,487	5,694,506
SLM Corp.*	340,960	3,852,848
Sterling Bancorp	172,983	4,255,382
Stifel Financial Corp.	53,581	3,191,284
SVB Financial Group*	40,752	9,526,590
Synovus Financial Corp.	93,580	4,486,225
TCF Financial Corp.	133,378	2,734,249
Texas Capital Bancshares, Inc.*	37,704	3,351,886
Trustmark Corp.	54,040	1,721,714
UMB Financial Corp.	33,639	2,419,317
Umpqua Hldgs. Corp.	169,535	3,526,328
United Bankshares, Inc.	81,542	2,833,585
Valley National Bancorp	202,190	2,268,572
Washington Federal, Inc.	67,436	2,309,683
Webster Financial Corp.	70,441	3,955,967
Wintrust Financial Corp.	43,358	3,571,398

		239,628,428

HEALTH CARE (7.2%)
Abiomed, Inc.*	32,621	6,113,502
Acadia Healthcare Co., Inc.*	63,955	2,086,852
Akorn, Inc.*	72,528	2,337,577
Allscripts Healthcare Solutions, Inc.*	142,993	2,080,548
Bio-Rad Laboratories, Inc. Cl A*	15,876	3,789,125
Bio-Techne Corp.	28,928	3,747,622
Bioverative, Inc.*	83,056	4,478,380
Catalent, Inc.*	103,794	4,263,858
Charles River Laboratories Int’l., Inc.*	35,985	3,938,558
Endo International PLC*	155,660	1,206,365
Globus Medical, Inc. Cl A*	56,063	2,304,189
Halyard Health, Inc.*	37,567	1,734,844
HealthSouth Corp.	77,100	3,809,511
Hill-Rom Hldgs., Inc.	51,361	4,329,219
INC Research Hldgs., Inc. Cl A*	44,466	1,938,718
LifePoint Health, Inc.*	31,458	1,566,608
LivaNova PLC*	34,061	2,722,155
Mallinckrodt PLC*	75,011	1,692,248
Masimo Corp.*	36,700	3,112,160

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Medidata Solutions, Inc.*	46,144	2,924,145
MEDNAX, Inc.*	72,199	3,858,315
Molina Healthcare, Inc.*	34,366	2,635,185
NuVasive, Inc.*	40,649	2,377,560
Owens & Minor, Inc.	50,731	957,801
Prestige Brands Hldgs., Inc.*	42,293	1,878,232
STERIS PLC	66,323	5,801,273
Teleflex, Inc.	35,123	8,739,305
Tenet Healthcare Corp.*	58,575	887,997
United Therapeutics Corp.*	34,077	5,041,692
WellCare Health Plans, Inc.*	34,434	6,925,022
West Pharmaceutical Svcs., Inc.	58,022	5,725,031

		105,003,597

INDUSTRIALS (15.2%)
AECOM*	120,565	4,478,990
AGCO Corp.	51,870	3,705,074
Avis Budget Group, Inc.*	57,040	2,502,915
Carlisle Cos., Inc.	47,834	5,436,334
Clean Harbors, Inc.*	39,131	2,120,900
Copart, Inc.*	156,181	6,745,457
Crane Co.	38,469	3,432,204
Curtiss-Wright Corp.	34,727	4,231,485
Deluxe Corp.	37,766	2,901,939
Donaldson Co., Inc.	101,647	4,975,621
Dun & Bradstreet Corp.	28,561	3,381,908
Dycom Industries, Inc.*	23,591	2,628,745
EMCOR Group, Inc.	45,593	3,727,228
EnerSys	32,231	2,244,245
Esterline Technologies Corp.*	20,547	1,534,861
GATX Corp.	29,262	1,818,926
Genesee & Wyoming, Inc. Cl A*	47,881	3,769,671
Graco, Inc.	128,715	5,820,492
Granite Construction, Inc.	30,541	1,937,216
HNI Corp.	35,134	1,355,118
Hubbell, Inc.	42,693	5,778,071
Huntington Ingalls Industries, Inc.	35,195	8,295,462
IDEX Corp.	59,507	7,853,139
ITT, Inc.	67,738	3,615,177
JetBlue Airways Corp.*	251,332	5,614,757
KBR, Inc.	109,575	2,172,872
Kennametal, Inc.	63,817	3,089,381
Kirby Corp.*	42,809	2,859,641
KLX, Inc.*	40,266	2,748,155
Knight-Swift Transportation Hldgs., Inc.	100,594	4,397,970
Landstar System, Inc.	32,977	3,432,906
Lennox International, Inc.	29,423	6,127,634
Lincoln Electric Hldgs., Inc.	48,082	4,403,350
Manpowergroup, Inc.	51,616	6,509,294
Miller (Herman), Inc.	47,060	1,884,753
MSA Safety, Inc.	25,910	2,008,543
MSC Industrial Direct Co., Inc. Cl A	34,194	3,305,192
Nordson Corp.	39,194	5,738,002
NOW, Inc.*	79,987	882,257
Old Dominion Freight Line, Inc.	53,197	6,998,065
Orbital ATK, Inc.	44,911	5,905,797
Oshkosh Corp.	58,782	5,342,696
Pitney Bowes, Inc.	151,756	1,696,632
Regal Beloit Corp.	34,462	2,639,789
Rollins, Inc.	73,463	3,418,233
Ryder System, Inc.	41,832	3,520,999
Teledyne Technologies, Inc.*	27,745	5,026,007
Terex Corp.	62,092	2,994,076
The Brink’s Co.	38,830	3,055,921
Timken Co.	54,225	2,665,159

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Toro Co.	84,827	5,533,265
Trinity Industries, Inc.	118,896	4,453,844
Valmont Industries, Inc.	17,770	2,947,155
Wabtec Corp.	65,481	5,332,118
Watsco, Inc.	24,081	4,094,733
Werner Enterprises, Inc.	35,665	1,378,452
Woodward, Inc.	42,562	3,257,695

		219,726,521

INFORMATION TECHNOLOGY (16.6%)
3D Systems Corp.*	94,599	817,335
ACI Worldwide, Inc.*	91,248	2,068,592
Acxiom Corp.*	59,889	1,650,541
ARRIS International PLC*	137,159	3,523,615
Arrow Electronics, Inc.*	68,449	5,503,984
Avnet, Inc.	95,090	3,767,466
Belden, Inc.	32,375	2,498,379
Blackbaud, Inc.	36,964	3,492,728
Broadridge Financial Solutions, Inc.	90,678	8,213,613
Cars.com, Inc.*	55,119	1,589,632
CDK Global, Inc.	101,846	7,259,583
Ciena Corp.*	109,504	2,291,919
Cirrus Logic, Inc.*	48,633	2,522,107
Cognex Corp.	135,630	8,295,131
Coherent, Inc.*	19,254	5,433,864
CommVault Systems, Inc.*	33,185	1,742,213
Convergys Corp.	69,096	1,623,756
CoreLogic, Inc.*	62,971	2,909,890
Cree, Inc.*	74,762	2,776,661
Cypress Semiconductor Corp.	261,275	3,981,831
Diebold Nixdorf, Inc.	57,608	941,891
DST Systems, Inc.	47,934	2,975,263
Fair Isaac Corp.	23,680	3,627,776
First Solar, Inc.*	62,211	4,200,487
Fortinet, Inc.*	117,463	5,131,958
Henry (Jack) & Associates, Inc.	59,871	7,002,512
Integrated Device Technology, Inc.*	104,600	3,109,758
InterDigital, Inc.	27,478	2,092,450
IPG Photonics Corp.*	29,176	6,247,457
j2 Global, Inc.	37,854	2,840,186
Jabil, Inc.	137,994	3,622,343
Keysight Technologies, Inc.*	145,202	6,040,403
Knowles Corp.*	65,463	959,688
Leidos Hldgs., Inc.	111,079	7,172,371
Littelfuse, Inc.	17,416	3,445,233
LogMeIn, Inc.	41,544	4,756,788
Manhattan Associates, Inc.*	53,029	2,627,057
MAXIMUS, Inc.	49,854	3,568,549
Microsemi Corp.*	92,230	4,763,680
MKS Instruments, Inc.	42,413	4,008,029
Monolithic Power Systems, Inc.	29,274	3,289,227
National Instruments Corp.	81,721	3,402,045
NCR Corp.*	95,957	3,261,578
NetScout Systems, Inc.*	68,580	2,088,261
Plantronics, Inc.	26,859	1,353,156
PTC, Inc.*	91,107	5,536,572
Sabre Corp.	162,809	3,337,585
Science Applications Int’l. Corp.	33,630	2,575,049
Silicon Laboratories, Inc.*	32,452	2,865,512
Synaptics, Inc.*	26,747	1,068,275
SYNNEX Corp.	22,711	3,087,560
Take-Two Interactive Software, Inc.*	88,578	9,724,088
Tech Data Corp.*	27,008	2,645,974
Teradata Corp.*	92,970	3,575,626
Teradyne, Inc.	151,190	6,330,325

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Trimble Navigation Ltd.*	195,191	7,932,562
Tyler Technologies, Inc.*	27,254	4,825,321
Ultimate Software Group, Inc.*	22,025	4,806,516
VeriFone Systems, Inc.*	90,242	1,598,186
Versum Materials, Inc.	84,297	3,190,641
ViaSat, Inc.*	40,910	3,062,114
Vishay Intertechnology, Inc.	98,933	2,052,860
WEX, Inc.*	30,710	4,337,173
Zebra Technologies Corp. Cl A*	41,503	4,308,011

		241,350,936

MATERIALS (6.8%)
Allegheny Technologies, Inc.*	98,793	2,384,863
AptarGroup, Inc.	49,005	4,228,151
Ashland Global Holdings, Inc.	48,805	3,474,916
Bemis Co., Inc.	69,914	3,341,190
Cabot Corp.	47,804	2,944,248
Carpenter Technology Corp.	35,457	1,807,952
Commercial Metals Co.	86,696	1,848,359
Compass Minerals Int’l., Inc.	25,673	1,854,874
Domtar Corp.	47,961	2,375,029
Eagle Materials, Inc.	37,496	4,248,297
Greif, Inc. Cl A	20,013	1,212,388
Louisiana-Pacific Corp.*	112,527	2,954,959
Minerals Technologies, Inc.	28,526	1,964,015
NewMarket Corp.	7,151	2,841,736
Olin Corp.	130,814	4,654,362
Owens-Illinois, Inc.*	128,655	2,852,281
PolyOne Corp.	62,318	2,710,833
Reliance Steel & Aluminum Co.	56,453	4,843,103
Royal Gold, Inc.	50,475	4,145,007
RPM International, Inc.	103,127	5,405,917
Scotts Miracle-Gro Co. Cl A	32,225	3,447,753
Sensient Technologies Corp.	32,930	2,408,830
Silgan Hldgs., Inc.	56,494	1,660,359
Sonoco Products Co.	76,299	4,054,529
Steel Dynamics, Inc.	183,287	7,905,168
The Chemours Co.	143,351	7,176,151
United States Steel Corp.	133,998	4,715,390
Valvoline, Inc.	157,089	3,936,650
Worthington Industries, Inc.	35,939	1,583,472

		98,980,782

REAL ESTATE (8.7%)
Alexander & Baldwin, Inc.	33,505	929,429
American Campus Communities, Inc.	106,208	4,357,714
Camden Property Trust	72,628	6,686,134
CoreCivic, Inc.	93,306	2,099,385
CoreSite Realty Corp.	26,884	3,062,088
Corporate Office Pptys. Trust	77,442	2,261,306
Cousins Properties, Inc.	333,555	3,085,384
CyrusOne, Inc.	72,365	4,307,888
DCT Industrial Trust, Inc.	71,723	4,215,878
Douglas Emmett, Inc.	123,493	5,070,623
Education Realty Trust, Inc.	60,658	2,118,177
EPR Properties	48,824	3,196,019
First Industrial Realty Trust, Inc.	94,004	2,958,306
Healthcare Realty Trust, Inc.	98,666	3,169,152
Highwoods Properties, Inc.	79,665	4,055,745
Hospitality Properties Trust	126,010	3,761,399
JBG SMITH Properties	71,608	2,486,946
Jones Lang LaSalle, Inc.	35,445	5,278,824
Kilroy Realty Corp.	77,070	5,753,276
Lamar Advertising Co. Cl A	65,313	4,848,837
LaSalle Hotel Pptys.	86,696	2,433,557
Liberty Property Trust	112,911	4,856,302

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-CAP EQUITY INDEX FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Life Storage, Inc.	36,816	3,279,201
Mack-Cali Realty Corp.	68,736	1,481,948
Medical Properties Trust, Inc.	284,318	3,917,902
National Retail Pptys., Inc.	117,653	5,074,374
Omega Healthcare Investors, Inc.	155,647	4,286,518
Potlatch Corp.	32,244	1,608,976
Quality Care Properties, Inc.*	75,273	1,039,520
Rayonier, Inc.	100,362	3,174,450
Sabra Health Care REIT, Inc.	139,308	2,614,811
Senior Housing Pptys. Trust	182,021	3,485,702
Tanger Factory Outlet Centers, Inc.	73,743	1,954,927
Taubman Centers, Inc.	47,518	3,109,103
The GEO Group, Inc.	98,295	2,319,762
Uniti Group, Inc.*	124,396	2,213,005
Urban Edge Pptys.	79,926	2,037,314
Washington Prime Group, Inc.	135,523	964,924
Weingarten Realty Investors	94,753	3,114,531

		126,669,337

TELECOMMUNICATION SERVICES (0.1%)
Telephone & Data Systems, Inc.	73,210	2,035,238

UTILITIES (5.1%)
Aqua America, Inc.	137,160	5,380,787
Atmos Energy Corp.	86,838	7,458,516
Black Hills Corp.	41,382	2,487,472
Great Plains Energy, Inc.	166,962	5,382,855
Hawaiian Electric Industries, Inc.	85,572	3,093,428
Idacorp, Inc.	38,850	3,549,336
MDU Resources Group, Inc.	151,979	4,085,196
National Fuel Gas Co.	65,920	3,619,667
New Jersey Resources Corp.	66,916	2,690,023
NorthWestern Corp.	38,048	2,271,466
OGE Energy Corp.	153,297	5,045,004
ONE Gas, Inc.	41,411	3,033,770
PNM Resources, Inc.	62,515	2,528,732
Southwest Gas Hldgs., Inc.	37,648	3,029,911
UGI Corp.	134,247	6,302,897
Vectren Corp.	64,640	4,202,893
Westar Energy, Inc.	111,405	5,882,184
WGL Hldgs., Inc.	40,072	3,439,780

		73,483,917

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $1,011,902,982) 95.5%		1,386,920,057

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (2.6%)
U.S. Treasury Bill (1)	A-1+	1.05	01/04/18	5,000,000	4,999,269
U.S. Treasury Bill (1)	A-1+	1.09	01/02/18	8,000,000	7,999,271
U.S. Treasury Bill (1)	A-1+	1.25	02/15/18	10,600,000	10,582,672
U.S. Treasury Bill (1)	A-1+	1.25	03/01/18	14,800,000	14,768,652

					38,349,864

COMMERCIAL PAPER (1.9%)
New Jersey Natural Gas	A-1	1.64	01/04/18	2,400,000	2,399,453
Procter & Gamble Co.†	A-1+	1.48	01/17/18	15,000,000	14,988,899
Toyota Motor Credit Corp.	A-1+	1.26	01/03/18	10,000,000	9,998,597

					27,386,949

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $65,736,813) 4.5%					65,736,813

TOTAL INVESTMENTS (Cost: $1,077,639,795) 100.0%					1,452,656,870

OTHER NET ASSETS -0.0% (2)					(623,763)

NET ASSETS 100.0%					$1,452,033,107

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
FINANCIALS (92.9%)
iShares Core MSCI EAFE ETF	500,019	33,046,256
iShares Core MSCI Europe ETF	393,284	19,731,058
iShares Core MSCI Pacific ETF	177,010	10,555,106
iShares Edge MSCI Emerging Markets ETF	239,149	14,530,693
iShares MSCI EAFE ETF	2,780,851	195,521,634
iShares MSCI EAFE Growth ETF	492,363	39,753,389
iShares MSCI EAFE Small-Cap ETF	177,935	11,471,469
iShares MSCI EAFE Value ETF	689,386	38,057,554
Vanguard FTSE Developed Markets ETF	2,129,980	95,550,903
Vanguard FTSE Europe ETF	424,630	25,116,865
Vanguard FTSE Pacific ETF	220,480	16,072,992

		499,407,919

TOTAL COMMON STOCKS (Cost: $429,063,976) 92.9%		499,407,919

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (5.2%)
U.S. Treasury Bill	A-1+	1.00	01/02/18	6,000,000	5,999,500
U.S. Treasury Bill	A-1+	1.02	01/02/18	6,000,000	5,999,489
U.S. Treasury Bill	A-1+	1.04	01/11/18	5,000,000	4,998,257
U.S. Treasury Bill	A-1+	1.05	01/04/18	4,000,000	3,999,415
U.S. Treasury Bill	A-1+	1.25	02/15/18	7,000,000	6,988,557

					27,985,218

COMMERCIAL PAPER (1.9%)
New Jersey Natural Gas	A-1	1.64	01/04/18	5,000,000	4,998,861
Toyota Motor Credit Corp.	A-1+	1.26	01/03/18	5,000,000	4,999,299

					9,998,160

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $37,983,378) 7.1%					37,983,378

TOTAL INVESTMENTS (Cost: $467,047,354) 100.0%					537,391,297

OTHER NET ASSETS 0.0% (2)					78,785

NET ASSETS 100.0%					$537,470,082

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
CONSUMER DISCRETIONARY (7.3%)
Amazon.com, Inc.*	1,384	1,618,546
Comcast Corp. Cl A	59,006	2,363,190
Foot Locker, Inc.	15,330	718,670
Ford Motor Co.	62,100	775,629
Home Depot, Inc.	18,404	3,488,110
Ross Stores, Inc.	19,656	1,577,394
Royal Caribbean Cruises Ltd.	5,168	616,439
Tapestry, Inc.	27,079	1,197,704
Viacom, Inc. Cl B	30,790	948,640
Wyndham Worldwide Corp.	5,611	650,147

		13,954,469

CONSUMER STAPLES (2.6%)
Kimberly-Clark Corp.	6,739	813,128
PepsiCo, Inc.	17,146	2,056,148
Walgreens Boots Alliance, Inc.	28,230	2,050,063

		4,919,339

ENERGY (5.3%)
Anadarko Petroleum Corp.	13,030	698,929
Baker Hughes, a GE Co.	55,307	1,749,913
Chevron Corp.	13,719	1,717,482
Cimarex Energy Co.	5,225	637,502
Marathon Petroleum Corp.	30,700	2,025,586
National Oilwell Varco, Inc.	16,942	610,251
Noble Energy, Inc.	12,301	358,451
Pioneer Natural Resources Co.	5,486	948,255
Range Resources Corp.	30,794	525,346
Williams Cos., Inc.	23,868	727,735

		9,999,450

FINANCIALS (9.8%)
American Int’l. Group, Inc.	19,660	1,171,343
Ameriprise Financial, Inc.	7,686	1,302,546
Citigroup, Inc.	30,385	2,260,948
CME Group, Inc.	11,064	1,615,897
Comerica, Inc.	14,366	1,247,112
JPMorgan Chase & Co.	28,544	3,052,495
KeyCorp	76,720	1,547,442
Morgan Stanley	28,862	1,514,389
PNC Financial Svcs. Grp., Inc.	10,410	1,502,059
Principal Financial Grp., Inc.	9,427	665,169
State Street Corp.	12,892	1,258,388
Synchrony Financial	38,962	1,504,323

		18,642,111

HEALTH CARE (8.1%)
AbbVie, Inc.	33,388	3,228,953
Aetna, Inc.	11,357	2,048,689
Amgen, Inc.	8,182	1,422,850
Bristol-Myers Squibb Co.	25,270	1,548,546
Gilead Sciences, Inc.	17,443	1,249,617
Humana, Inc.	2,837	703,775
Johnson & Johnson	16,751	2,340,450
UnitedHealth Group, Inc.	12,662	2,791,465

		15,334,345

INDUSTRIALS (4.8%)
Boeing Co.	10,391	3,064,410
Delta Air Lines, Inc.	32,906	1,842,736
FedEx Corp.	8,438	2,105,619
Ingersoll-Rand PLC	7,912	705,671
Lockheed Martin Corp.	4,633	1,487,425

		9,205,861

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

INFORMATION TECHNOLOGY (15.9%)
Alphabet, Inc. Cl A*	3,410	3,592,094
Apple, Inc.	35,431	5,995,983
Applied Materials, Inc.	20,800	1,063,296
Broadcom Ltd.	7,383	1,896,693
Cisco Systems, Inc.	47,253	1,809,790
Corning, Inc.	40,729	1,302,921
DXC Technology Co.	13,749	1,304,780
Intel Corp.	12,861	593,664
Lam Research Corp.	5,026	925,136
Micron Technology, Inc.*	21,992	904,311
Microsoft Corp.	53,625	4,587,079
NVIDIA Corp.	6,836	1,322,766
Oracle Corp.	29,952	1,416,131
QUALCOMM, Inc.	19,198	1,229,056
Total System Services, Inc.	18,597	1,470,837
Western Digital Corp.	10,853	863,139

		30,277,676

MATERIALS (1.6%)
Avery Dennison Corp.	5,636	647,351
Eastman Chemical Co.	12,774	1,183,383
International Paper Co.	10,666	617,988
Newmont Mining Corp.	17,455	654,912

		3,103,634

REAL ESTATE (1.8%)
American Tower Corp.	13,731	1,959,002
Simon Property Group, Inc.	8,648	1,485,208

		3,444,210

TELECOMMUNICATION SERVICES (0.5%)
CenturyLink, Inc.	57,491	958,950

UTILITIES (1.8%)
NextEra Energy, Inc.	10,950	1,710,281
Sempra Energy	16,076	1,718,846

		3,429,127

TOTAL COMMON STOCKS (Cost: $88,093,747) 59.5%		113,269,172

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (12.0%)
U.S. Treasury Note	AA+	1.50	02/28/23	500,000	482,481
U.S. Treasury Note	AA+	1.63	02/15/26	750,000	708,281
U.S. Treasury Note	AA+	2.00	02/15/25	500,000	488,770
U.S. Treasury Note	AA+	2.00	11/15/26	800,000	774,218
U.S. Treasury Note	AA+	2.13	05/15/25	750,000	738,545
U.S. Treasury Note	AA+	2.25	02/15/27	350,000	345,406
U.S. Treasury Note	AA+	2.25	08/15/27	2,250,000	2,218,361
U.S. Treasury Note	AA+	2.38	05/15/27	1,850,000	1,844,724
U.S. Treasury Strip	AA+	0.00	11/15/21	7,050,000	6,491,550
U.S. Treasury Strip	AA+	0.00	08/15/28	6,000,000	4,577,958
U.S. Treasury Strip	AA+	0.00	08/15/29	5,500,000	4,084,267

					22,754,561

U.S. GOVERNMENT AGENCIES (11.7%)
MORTGAGE-BACKED OBLIGATIONS (11.4%)
FHLMC	AA+	2.50	09/01/27	229,566	230,755
FHLMC	AA+	3.00	06/01/27	129,891	132,331
FHLMC	AA+	3.00	08/01/27	135,809	138,404
FHLMC	AA+	3.00	10/15/37	195,977	198,509

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

FHLMC	AA+	3.00	11/01/42	218,324	219,696
FHLMC	AA+	3.00	04/01/43	267,789	269,196
FHLMC	AA+	3.50	01/01/43	294,738	304,164
FHLMC	AA+	3.50	06/01/45	344,782	355,628
FHLMC	AA+	3.50	07/01/45	402,986	416,985
FHLMC	AA+	3.50	09/01/47	584,620	601,275
FHLMC	AA+	4.00	02/01/25	29,448	30,558
FHLMC	AA+	4.00	03/01/41	132,664	139,270
FHLMC	AA+	4.00	07/01/41	174,521	184,925
FHLMC	AA+	4.00	11/01/42	125,242	131,996
FHLMC	AA+	4.00	01/01/43	229,513	242,315
FHLMC	AA+	4.00	01/01/44	229,957	242,335
FHLMC	AA+	4.00	10/01/44	186,913	195,527
FHLMC	AA+	4.00	06/01/45	330,262	348,492
FHLMC	AA+	4.00	05/01/47	387,592	405,354
FHLMC	AA+	4.50	08/01/34	28,783	30,722
FHLMC	AA+	4.50	08/15/35	27,818	28,985
FHLMC	AA+	4.50	02/01/44	213,223	226,901
FHLMC	AA+	5.00	02/01/26	16,816	18,070
FHLMC	AA+	5.00	10/01/40	234,062	255,034
FHLMC	AA+	5.50	07/01/32	33,836	37,315
FHLMC	AA+	5.50	05/01/33	42,543	46,564
FHLMC	AA+	5.50	06/01/37	98,622	109,635
FHLMC	AA+	6.00	03/15/32	32,845	36,341
FHLMC ARM	AA+	2.76	02/01/36	28,439	29,958
FHLMC ARM	AA+	2.93	05/01/37	20,980	21,909
FHLMC ARM	AA+	3.40	03/01/37	6,282	6,572
FHLMC ARM	AA+	3.61	04/01/37	30,808	32,446
FHLMC ARM	AA+	4.65	09/01/39	20,740	21,364
FHLMC Strip	AA+	3.00	01/15/43	291,334	295,886
FNMA	AA+	2.40	05/01/43	331,132	331,599
FNMA	AA+	2.68	12/01/26	300,000	292,795
FNMA	AA+	2.91	07/01/27	297,853	297,602
FNMA	AA+	3.00	06/01/33	281,881	288,274
FNMA	AA+	3.00	09/01/33	242,899	248,412
FNMA	AA+	3.00	12/01/42	286,228	284,939
FNMA	AA+	3.00	01/01/43	602,926	606,184
FNMA	AA+	3.00	02/01/43	162,609	163,085
FNMA	AA+	3.00	03/01/43	334,022	336,411
FNMA	AA+	3.00	04/01/43	292,636	291,317
FNMA	AA+	3.00	09/01/43	341,003	342,776
FNMA	AA+	3.50	03/25/28	260,586	267,751
FNMA	AA+	3.50	08/01/38	219,832	226,949
FNMA	AA+	3.50	10/01/41	134,716	136,941
FNMA	AA+	3.50	11/01/41	257,562	265,916
FNMA	AA+	3.50	12/01/41	241,584	246,761
FNMA	AA+	3.50	04/01/42	273,925	278,696
FNMA	AA+	3.50	04/01/42	407,398	420,645
FNMA	AA+	3.50	08/01/42	200,316	206,253
FNMA	AA+	3.50	10/01/42	215,217	222,204
FNMA	AA+	3.50	08/01/43	438,848	452,612
FNMA	AA+	3.50	08/01/43	363,969	375,152
FNMA	AA+	3.50	01/01/44	92,543	94,212
FNMA	AA+	3.50	08/25/44	100,000	102,380
FNMA	AA+	3.50	04/01/45	312,396	322,363
FNMA	AA+	3.50	06/01/45	871,901	899,976
FNMA	AA+	4.00	05/01/19	9,149	9,416
FNMA	AA+	4.00	07/25/26	356,029	379,184
FNMA	AA+	4.00	01/01/31	156,171	164,467
FNMA	AA+	4.00	11/01/40	141,987	149,138
FNMA	AA+	4.00	05/01/41	158,062	164,021

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

FNMA	AA+	4.00	11/01/45	341,194	357,966
FNMA	AA+	4.00	02/01/47	271,966	285,820
FNMA	AA+	4.50	05/01/18	1,370	1,391
FNMA	AA+	4.50	05/01/30	52,335	55,852
FNMA	AA+	4.50	04/01/31	67,549	72,091
FNMA	AA+	4.50	08/01/33	29,222	31,216
FNMA	AA+	4.50	09/01/33	58,034	62,000
FNMA	AA+	4.50	06/01/34	47,616	50,870
FNMA	AA+	4.50	08/01/35	32,924	35,193
FNMA	AA+	4.50	12/01/35	35,938	38,400
FNMA	AA+	4.50	05/01/39	60,111	64,852
FNMA	AA+	4.50	05/01/39	90,301	97,573
FNMA	AA+	4.50	05/01/40	103,596	110,452
FNMA	AA+	4.50	10/01/40	514,952	552,046
FNMA	AA+	5.00	04/01/18	2,472	2,516
FNMA	AA+	5.00	06/01/33	60,088	65,269
FNMA	AA+	5.00	10/01/33	62,456	68,181
FNMA	AA+	5.00	11/01/33	39,974	43,422
FNMA	AA+	5.00	11/01/33	174,711	189,784
FNMA	AA+	5.00	03/01/34	22,117	24,026
FNMA	AA+	5.00	04/01/34	37,271	40,683
FNMA	AA+	5.00	09/01/35	20,262	22,000
FNMA	AA+	5.00	11/25/35	81,029	86,453
FNMA	AA+	5.00	08/01/37	162,592	175,869
FNMA	AA+	5.00	05/01/39	71,419	76,527
FNMA	AA+	5.00	06/01/40	40,067	43,246
FNMA	AA+	5.50	03/01/34	10,978	12,026
FNMA	AA+	5.50	05/01/34	123,520	136,962
FNMA	AA+	5.50	07/01/34	38,860	42,968
FNMA	AA+	5.50	09/01/34	17,956	19,896
FNMA	AA+	5.50	09/01/34	59,099	65,276
FNMA	AA+	5.50	10/01/34	20,775	23,007
FNMA	AA+	5.50	02/01/35	34,312	38,038
FNMA	AA+	5.50	02/01/35	51,826	57,622
FNMA	AA+	5.50	08/01/35	14,488	16,058
FNMA	AA+	5.50	08/01/37	7,819	8,590
FNMA	AA+	5.50	11/01/38	5,721	6,002
FNMA	AA+	5.50	06/01/48	16,983	18,055
FNMA	AA+	6.00	12/25/49	42,224	47,479
FNMA	AA+	6.00	05/01/23	15,764	17,611
FNMA	AA+	6.00	04/01/32	4,791	5,353
FNMA	AA+	6.00	05/01/32	12,208	13,814
FNMA	AA+	6.00	04/01/33	77,771	87,641
FNMA	AA+	6.00	05/01/33	33,846	37,810
FNMA	AA+	6.00	06/01/34	19,415	21,964
FNMA	AA+	6.00	09/01/34	12,612	14,197
FNMA	AA+	6.00	10/01/34	25,022	27,977
FNMA	AA+	6.00	12/01/36	29,616	33,354
FNMA	AA+	6.00	01/01/37	34,896	39,474
FNMA	AA+	6.00	04/01/37	7,207	7,538
FNMA	AA+	6.00	05/01/37	5,856	6,255
FNMA	AA+	6.00	06/01/37	5,731	5,979
FNMA	AA+	6.00	10/25/44	87,604	98,539
FNMA	AA+	6.00	02/25/47	77,540	87,220
FNMA	AA+	6.50	05/01/32	23,716	26,288
FNMA	AA+	6.50	05/01/32	7,682	8,516
FNMA	AA+	6.50	07/01/32	3,821	4,236
FNMA	AA+	6.50	07/01/34	21,465	23,793
FNMA	AA+	6.50	05/01/37	19,732	20,634
FNMA	AA+	6.50	09/01/37	7,088	7,856
FNMA	AA+	7.00	09/01/31	13,968	15,251

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

FNMA	AA+	7.00	04/01/32	4,001	4,368
FNMA	AA+	7.50	06/01/31	4,775	5,368
FNMA	AA+	7.50	02/01/32	4,485	4,937
FNMA	AA+	7.50	06/01/32	4,185	4,922
FNMA	AA+	8.00	04/01/32	1,508	1,587
FNMA Strip	AA+	3.00	08/25/42	233,460	233,540
GNMA (3)	AA+	4.00	08/15/41	168,218	176,482
GNMA (3)	AA+	4.00	01/15/42	230,162	241,515
GNMA (3)	AA+	4.00	08/20/42	157,706	164,969
GNMA (3)	AA+	4.50	04/20/31	85,825	91,095
GNMA (3)	AA+	4.50	10/15/40	149,748	160,468
GNMA (3)	AA+	4.50	10/20/43	305,005	325,362
GNMA (3)	AA+	5.00	04/15/39	124,495	137,057
GNMA (3)	AA+	5.00	06/20/39	146,215	156,678
GNMA (3)	AA+	5.00	11/15/39	72,487	78,419
GNMA (3)	AA+	6.50	04/15/31	1,880	2,085
GNMA (3)	AA+	6.50	10/15/31	2,796	3,222
GNMA (3)	AA+	6.50	12/15/31	1,454	1,613
GNMA (3)	AA+	6.50	05/15/32	6,970	7,733
GNMA (3)	AA+	7.00	05/15/31	2,605	3,007
GNMA (3)	AA+	7.00	05/15/32	676	693
Small Business Administration (3)	AA+	2.81	06/01/37	1,323,294	1,326,814
Vendee Mortgage Trust (3)	AA+	5.25	01/15/32	123,499	128,909

					21,871,668

NON-MORTGAGE-BACKED OBLIGATIONS (0.3%)
FHLMC	AA+	0.00	11/29/19	500,000	478,864

CORPORATE DEBT (13.9%)
CONSUMER DISCRETIONARY (2.9%)
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	100,000	105,137
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	270,000	287,713
Amazon.com, Inc.	AA-	5.20	12/03/25	300,000	344,383
AutoZone, Inc.	BBB	4.00	11/15/20	250,000	259,467
Coach, Inc.	BBB-	4.25	04/01/25	100,000	102,700
Dollar General Corp.	BBB	3.25	04/15/23	300,000	304,046
Expedia, Inc.	BBB-	5.95	08/15/20	250,000	268,972
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	300,000	318,000
Harman Int’l. Industries, Inc.	BBB+	4.15	05/15/25	300,000	310,184
Kohl’s Corp.	BBB-	3.25	02/01/23	250,000	247,152
Kohl’s Corp.	BBB-	4.00	11/01/21	100,000	102,867
Lowe’s Cos., Inc.	A-	3.12	04/15/22	300,000	306,085
Macy’s Retail Hldgs., Inc.	BBB-	2.88	02/15/23	216,000	202,771
Marriott International, Inc.	BBB	3.13	10/15/21	25,000	25,304
Marriott International, Inc.	BBB	3.25	09/15/22	350,000	356,426
Mattel, Inc.	BB-	3.15	03/15/23	350,000	301,354
NVR, Inc.	BBB+	3.95	09/15/22	300,000	313,175
Omnicom Group, Inc.	BBB+	3.63	05/01/22	100,000	103,236
Omnicom Group, Inc.	BBB+	4.45	08/15/20	250,000	262,262
O’Reilly Automotive, Inc.	BBB+	3.80	09/01/22	300,000	315,598
Tupperware Brands Corp.	BBB-	4.75	06/01/21	350,000	368,974
Viacom, Inc.	BBB-	3.25	03/15/23	350,000	340,180

					5,545,986

CONSUMER STAPLES (0.7%)
Edgewell Personal Care Co.	BB+	4.70	05/19/21	275,000	283,938
Ingredion, Inc.	BBB	4.63	11/01/20	250,000	262,612
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	400,000	410,842
Sysco Corp.	BBB+	2.60	06/12/22	300,000	297,915
Sysco Corp.	BBB+	3.75	10/01/25	100,000	103,982

					1,359,289

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

ENERGY (1.3%)
Cameron International Corp.	AA-	4.50	06/01/21	300,000	311,738
Energen Corp.	BB	4.63	09/01/21	250,000	253,125
EQT Corp.	BBB	4.88	11/15/21	210,000	223,900
Marathon Oil Corp.	BBB-	2.80	11/01/22	350,000	346,590
Noble Corp.	B	7.50	03/15/19	800,000	819,000
Rowan Companies PLC	B+	4.88	06/01/22	300,000	282,750
Seacor Hldgs., Inc.	NR	7.38	10/01/19	250,000	258,125

					2,495,228

FINANCIALS (3.0%)
Aflac, Inc.	A-	4.00	02/15/22	300,000	315,733
Alleghany Corp.	BBB+	5.63	09/15/20	300,000	321,666
American Express Co.	BBB	3.63	12/05/24	250,000	257,237
Bank of America Corp.	BBB+	3.95	04/21/25	300,000	310,235
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	250,000	264,628
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	250,000	269,065
Block Financial LLC	BBB	5.25	10/01/25	350,000	375,710
Capital One Financial Corp.	BBB	4.75	07/15/21	300,000	320,544
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	250,000	249,838
Citizens Financial Group, Inc.	BBB	4.35	08/01/25	100,000	104,015
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	250,000	260,520
Fifth Third Bancorp	BBB	4.30	01/16/24	300,000	318,407
First Republic Bank	A-	2.38	06/17/19	150,000	149,727
First Tennessee Bank	BBB	2.95	12/01/19	350,000	352,329
Lincoln National Corp.	A-	4.00	09/01/23	250,000	260,979
Moody’s Corp.	BBB+	4.50	09/01/22	250,000	267,868
Pacific LifeCorp.†	A-	6.00	02/10/20	23,000	24,466
Prudential Financial, Inc.	A	4.50	11/16/21	250,000	267,943
Signet UK Finance PLC	BBB-	4.70	06/15/24	250,000	246,155
Synchrony Financial	BBB-	3.70	08/04/26	400,000	394,368
Unum Group	BBB	4.00	03/15/24	150,000	156,200
Voya Financial, Inc.	BBB	3.65	06/15/26	250,000	252,826

					5,740,459

HEALTH CARE (1.5%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	290,000	307,934
Anthem, Inc.	A	4.35	08/15/20	250,000	261,930
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	200,000	211,671
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	250,000	259,428
Owens & Minor, Inc.	BBB-	3.88	09/15/21	400,000	404,667
PerkinElmer, Inc.	BBB	5.00	11/15/21	300,000	323,438
Quest Diagnostics, Inc.	BBB+	4.70	04/01/21	150,000	158,596
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	250,000	261,247
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	375,000	387,083
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	250,000	250,612

					2,826,606

INDUSTRIALS (0.6%)
Crane Co.	BBB	2.75	12/15/18	350,000	351,568
Hunt (J.B.) Transport Svcs.,	BBB+	3.30	08/15/22	200,000	202,596
L-3 Communications Corp.	BBB-	4.75	07/15/20	250,000	263,009
Penske Truck Leasing Co. LP†	BBB	3.38	03/15/18	300,000	300,895

					1,118,068

INFORMATION TECHNOLOGY (1.2%)
Applied Materials, Inc.	A-	3.90	10/01/25	350,000	371,496
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	300,000	315,554
eBay, Inc.	BBB+	2.88	08/01/21	325,000	328,227
Fiserv, Inc.	BBB	4.75	06/15/21	360,000	384,317
Ingram Micro, Inc.	NR	5.00	08/10/22	200,000	196,081
Juniper Networks, Inc.	BBB	4.60	03/15/21	350,000	366,554
Symantec Corp.	BB+	4.20	09/15/20	350,000	360,500

					2,322,729

MATERIALS (0.9%)
Freeport-McMoRan, Inc.	BB-	3.55	03/01/22	300,000	296,625
Methanex Corp.	BB+	3.25	12/15/19	250,000	251,116

MUTUAL OF AMERICA INVESTMENT CORPORATION - COMPOSITE FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Packaging Corp. of America	BBB	3.90	06/15/22	250,000	260,398
Packaging Corp. of America	BBB	4.50	11/01/23	150,000	161,367
Sherwin-Williams Co.	BBB	3.95	01/15/26	350,000	364,991
Southern Copper Corp.	BBB	3.50	11/08/22	100,000	102,714
Teck Resources Ltd.	BB+	4.75	01/15/22	300,000	313,140

					1,750,351

REAL ESTATE (0.9%)
Government Pptys. Income Trust	BBB-	3.75	08/15/19	350,000	352,941
Healthcare Realty Trust, Inc.	BBB	3.75	04/15/23	250,000	254,289
Hospitality Properties Trust	BBB-	5.00	08/15/22	250,000	266,780
National Retail Pptys., Inc.	BBB+	3.80	10/15/22	250,000	258,242
Ventas Realty LP/Capital Corp.	BBB+	4.00	04/30/19	100,000	101,819
Ventas Realty LP/Capital Corp.	BBB+	4.75	06/01/21	200,000	211,939
Welltower, Inc.	BBB+	6.13	04/15/20	250,000	270,032

					1,716,042

TELECOMMUNICATION SERVICES (0.2%)
AT&T, Inc.	BBB+	3.00	06/30/22	350,000	350,622

UTILITIES (0.7%)
Entergy Corp.	BBB	5.13	09/15/20	250,000	264,120
Exelon Corp.	BBB-	5.15	12/01/20	340,000	362,043
National Fuel Gas Co.	BBB	4.90	12/01/21	250,000	263,283
National Fuel Gas Co.	BBB	5.20	07/15/25	100,000	107,260
SCANA Corp.	BBB-	4.13	02/01/22	300,000	306,383

					1,303,089

TOTAL LONG-TERM DEBT SECURITIES (Cost: $70,140,235) 37.6%					71,633,562

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.3%)
U.S. Treasury Bill	A-1+	1.00	01/02/18	2,600,000	2,599,783

COMMERCIAL PAPER (1.1%)
Estee Lauder Cos.†	A-1	1.40	01/02/18	2,000,000	1,999,767

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $4,599,550) 2.4%					4,599,550

TOTAL INVESTMENTS (Cost: $162,833,532) 99.5%					189,502,284

OTHER NET ASSETS 0.5%					868,631

NET ASSETS 100.0%					$190,370,915

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - RETIREMENT INCOME FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.1%)	21,028,408	30,339,830
Equity Index Fund (22.8%)	5,601,241	22,985,867
Mid-Cap Equity Index Fund (5.8%)	2,488,936	5,830,114
Mid-Term Bond Fund (33.2%)	32,156,863	33,475,294
Money Market Fund (8.1%)	6,800,751	8,188,254

TOTAL INVESTMENTS (Cost: $97,648,449) 100.0%		100,819,359

OTHER NET ASSETS -0.0% (2)		(697)

NET ASSETS 100.0%		$100,818,662

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2010 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.6%)	4,362,194	6,293,782
Equity Index Fund (25.7%)	1,596,211	6,550,388
International Fund (4.7%)	1,324,331	1,197,602
Mid-Cap Equity Index Fund (8.5%)	926,995	2,171,404
Mid-Term Bond Fund (31.7%)	7,784,829	8,104,006
Money Market Fund (4.8%)	1,023,545	1,232,370

TOTAL INVESTMENTS (Cost: $24,241,164) 100.0%		25,549,552

OTHER NET ASSETS 0.0% (2)		415

NET ASSETS 100.0%		$25,549,967

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2015 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (23.9%)	25,670,752	37,037,812
Equity Index Fund (29.8%)	11,229,380	46,082,119
International Fund (5.2%)	8,894,550	8,043,404
Mid-Cap Equity Index Fund (10.0%)	6,644,139	15,563,312
Mid-Term Bond Fund (26.1%)	38,918,195	40,513,841
Money Market Fund (2.9%)	3,679,837	4,430,605
Small Cap Growth Fund (1.1%)	1,102,740	1,702,980
Small Cap Value Fund (1.0%)	930,010	1,613,834

TOTAL INVESTMENTS (Cost: $140,319,928) 100.0%		154,987,907

OTHER NET ASSETS -0.0% (2)		(1,994)

NET ASSETS 100.0%		$154,985,913

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2020 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (22.6%)	82,418,401	118,913,434
Equity Index Fund (33.5%)	42,890,919	176,011,895
International Fund (8.2%)	47,574,138	43,021,626
Mid-Cap Equity Index Fund (11.9%)	26,604,901	62,319,639
Mid-Term Bond Fund (19.3%)	97,214,071	101,199,848
Small Cap Growth Fund (2.2%)	7,351,543	11,353,121
Small Cap Value Fund (2.3%)	6,936,328	12,036,520

TOTAL INVESTMENTS (Cost: $465,283,860) 100.0%		524,856,083

OTHER NET ASSETS -0.0% (2)		(3,510)

NET ASSETS 100.0%		$524,852,573

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2025 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (21.3%)	101,538,642	146,500,156
Equity Index Fund (36.3%)	60,738,196	249,251,940
International Fund (9.9%)	75,073,605	67,889,586
Mid-Cap Equity Index Fund (14.7%)	42,896,732	100,481,819
Mid-Term Bond Fund (9.7%)	63,565,556	66,171,743
Small Cap Growth Fund (4.0%)	17,882,708	27,616,588
Small Cap Value Fund (4.1%)	16,034,840	27,825,050

TOTAL INVESTMENTS (Cost: $597,276,964) 100.0%		685,736,882

OTHER NET ASSETS -0.0% (2)		(4,468)

NET ASSETS 100.0%		$685,732,414

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2030 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (18.9%)	76,031,998	109,699,118
Equity Index Fund (38.0%)	53,538,458	219,706,306
International Fund (11.6%)	74,007,031	66,925,076
Mid-Cap Equity Index Fund (18.7%)	46,112,192	108,013,752
Mid-Term Bond Fund (2.2%)	12,037,438	12,530,973
Small Cap Growth Fund (5.3%)	19,762,768	30,519,999
Small Cap Value Fund (5.3%)	17,470,136	30,315,700

TOTAL INVESTMENTS (Cost: $492,216,031) 100.0%		577,710,924

OTHER NET ASSETS -0.0% (2)		(3,764)

NET ASSETS 100.0%		$577,707,160

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2035 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (14.6%)	48,849,599	70,480,300
Equity Index Fund (39.8%)	46,993,461	192,847,537
International Fund (12.1%)	64,582,412	58,402,327
Mid-Cap Equity Index Fund (21.5%)	44,436,252	104,088,009
Small Cap Growth Fund (6.0%)	19,010,258	29,357,883
Small Cap Value Fund (6.0%)	16,711,043	28,998,455

TOTAL INVESTMENTS (Cost: $405,662,756) 100.0%		484,174,511

OTHER NET ASSETS -0.0% (2)		(3,148)

NET ASSETS 100.0%		$484,171,363

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2040 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (12.2%)	33,092,653	47,746,145
Equity Index Fund (38.6%)	36,965,757	151,696,748
International Fund (13.5%)	58,492,567	52,895,238
Mid-Cap Equity Index Fund (21.2%)	35,593,198	83,373,933
Small Cap Growth Fund (7.3%)	18,656,806	28,812,042
Small Cap Value Fund (7.2%)	16,288,953	28,266,008

TOTAL INVESTMENTS (Cost: $326,535,069) 100.0%		392,790,114

OTHER NET ASSETS -0.0% (2)		(2,591)

NET ASSETS 100.0%		$392,787,523

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2045 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (9.9%)	30,126,471	43,466,532
Equity Index Fund (36.9%)	39,321,078	161,362,300
International Fund (14.2%)	68,587,524	62,024,178
Mid-Cap Equity Index Fund (22.4%)	41,866,235	98,067,970
Small Cap Growth Fund (8.4%)	23,719,298	36,630,139
Small Cap Value Fund (8.2%)	20,631,832	35,802,149

TOTAL INVESTMENTS (Cost: $356,025,178) 100.0%		437,353,268

OTHER NET ASSETS -0.0% (2)		(2,892)

NET ASSETS 100.0%		$437,350,376

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2050 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.2%)	14,621,592	21,096,062
Equity Index Fund (35.3%)	22,037,429	90,435,215
International Fund (15.6%)	44,349,573	40,105,630
Mid-Cap Equity Index Fund (22.4%)	24,493,001	57,372,700
Small Cap Growth Fund (9.4%)	15,575,392	24,053,358
Small Cap Value Fund (9.1%)	13,505,767	23,436,382

TOTAL INVESTMENTS (Cost: $228,116,484) 100.0%		256,499,347

OTHER NET ASSETS -0.0% (2)		(1,122)

NET ASSETS 100.0%		$256,498,225

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - 2055 RETIREMENT FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (8.2%)	1,942,909	2,803,233
Equity Index Fund (32.6%)	2,731,965	11,211,191
International Fund (16.9%)	6,408,644	5,795,381
Mid-Cap Equity Index Fund (22.3%)	3,258,944	7,633,789
Small Cap Growth Fund (10.1%)	2,249,265	3,473,580
Small Cap Value Fund (9.9%)	1,954,964	3,392,424

TOTAL INVESTMENTS (Cost: $32,726,349) 100.0%		34,309,598

OTHER NET ASSETS -0.0% (2)		(140)

NET ASSETS 100.0%		$34,309,458

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - CONSERVATIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (29.7%)	32,177,928	46,426,379
Equity Index Fund (25.6%)	9,761,314	40,057,603
International Fund (5.0%)	8,721,043	7,886,500
Mid-Cap Equity Index Fund (5.1%)	3,433,638	8,042,996
Mid-Term Bond Fund (34.6%)	51,973,692	54,104,613

TOTAL INVESTMENTS (Cost: $148,348,099) 100.0%		156,518,091

OTHER NET ASSETS -0.0% (2)		(211)

NET ASSETS 100.0%		$156,517,880

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MODERATE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (24.5%)	67,471,627	97,348,198
Equity Index Fund (35.5%)	34,383,276	141,098,993
International Fund (10.0%)	43,883,861	39,684,483
Mid-Cap Equity Index Fund (15.3%)	25,917,716	60,709,968
Mid-Term Bond Fund (14.7%)	56,045,963	58,343,848

TOTAL INVESTMENTS (Cost: $334,548,706) 100.0%		397,185,490

OTHER NET ASSETS -0.0% (2)		(551)

NET ASSETS 100.0%		$397,184,939

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - AGGRESSIVE ALLOCATION FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (19.5%)	41,106,085	59,307,942
Equity Index Fund (35.3%)	26,188,134	107,468,506
International Fund (14.9%)	50,129,203	45,332,189
Mid-Cap Equity Index Fund (20.3%)	26,321,148	61,654,972
Small Cap Growth Fund (5.0%)	9,950,630	15,366,937
Small Cap Value Fund (5.0%)	8,828,590	15,320,137

TOTAL INVESTMENTS (Cost: $237,221,918) 100.0%		304,450,683

OTHER NET ASSETS -0.0% (2)		(1,319)

NET ASSETS 100.0%		$304,449,364

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (26.7%)
U.S. Treasury Bill	A-1+	1.02	01/11/18	1,600,000	1,599,453
U.S. Treasury Bill	A-1+	1.03	01/02/18	2,800,000	2,799,759
U.S. Treasury Bill	A-1+	1.05	01/04/18	2,400,000	2,399,649
U.S. Treasury Bill	A-1+	1.06	01/18/18	1,700,000	1,699,047
U.S. Treasury Bill	A-1+	1.11	01/18/18	500,000	499,707
U.S. Treasury Bill	A-1+	1.15	01/18/18	900,000	899,453
U.S. Treasury Bill	A-1+	1.15	01/25/18	400,000	399,666
U.S. Treasury Bill	A-1+	1.18	01/25/18	1,500,000	1,498,720
U.S. Treasury Bill	A-1+	1.25	02/15/18	2,100,000	2,096,567
U.S. Treasury Bill	A-1+	1.25	03/01/18	2,900,000	2,894,249
U.S. Treasury Bill	A-1+	1.26	02/15/18	2,100,000	2,096,555

					18,882,825

U.S. GOVERNMENT AGENCIES (12.4%)
FHLB	A-1+	1.17	01/22/18	100,000	99,925
FHLB	A-1+	1.18	01/10/18	1,100,000	1,099,601
FHLB	A-1+	1.20	01/09/18	1,700,000	1,699,433
FHLB	A-1+	1.21	01/16/18	1,100,000	1,099,371
FHLB	A-1+	1.28	02/01/18	1,500,000	1,498,232
FHLB	A-1+	1.30	02/07/18	2,100,000	2,097,041
FHLB	A-1+	1.30	02/16/18	1,200,000	1,197,919

					8,791,522

COMMERCIAL PAPER (60.9%)
Apple, Inc.†	A-1+	1.20	01/10/18	2,100,000	2,099,229
Chevron Corp.†	A-1+	1.20	01/08/18	2,700,000	2,699,189
Cisco Systems, Inc.†	A-1+	1.30	01/03/18	600,000	599,913
Coca-Cola Co.†	A-1+	1.23	01/12/18	1,800,000	1,799,199
Deere & Co.†	A-1	1.36	01/17/18	2,100,000	2,098,571
Emerson Electric Co.†	A-1	1.27	01/26/18	2,700,000	2,697,426
Estee Lauder Cos.†	A-1	1.20	01/04/18	2,700,000	2,699,550
Exxon Mobil Corp.	A-1+	1.39	01/10/18	1,700,000	1,699,278
Hershey Foods†	A-1	1.45	01/03/18	2,000,000	1,999,678
Illinois Tool Works, Inc.†	A-1	1.25	01/16/18	2,700,000	2,698,404
Intercontinental Exchange, Inc.†	A-1	1.58	01/30/18	2,750,000	2,746,258
Microsoft Corp.†	A-1+	1.23	01/09/18	1,700,000	1,699,418
New Jersey Natural Gas†	A-1	1.64	01/04/18	2,600,000	2,599,408
NIKE, Inc.†	A-1+	1.33	01/11/18	2,200,000	2,199,024
Procter & Gamble Co.†	A-1+	1.31	02/01/18	2,400,000	2,397,115
QUALCOMM, Inc.†	A-1	1.23	01/03/18	2,700,000	2,699,630
Simon Property Group LP†	A-1	1.35	01/23/18	1,100,000	1,099,009
Simon Property Group LP†	A-1	1.47	01/29/18	630,000	629,228
Toyota Motor Credit Corp.	A-1+	1.36	01/24/18	2,500,000	2,497,637
Unilever Capital†	A-1	1.22	01/08/18	650,000	649,801
Wal-Mart Stores, Inc.†	A-1+	1.21	01/05/18	1,900,000	1,899,616
Washington Gas Light Co.	A-1	1.75	01/05/18	900,000	899,737

					43,106,318

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $70,780,274) 100.0%					70,780,665

TOTAL INVESTMENTS (Cost: $70,780,274) 100.0%					70,780,665

OTHER NET ASSETS 0.0% (2)					18,728

NET ASSETS 100.0%					$70,799,393

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (48.2%)
U.S. Treasury Note	AA+	0.75	07/15/19	3,500,000	3,441,074
U.S. Treasury Note	AA+	1.38	06/30/23	18,000,000	17,195,634
U.S. Treasury Note	AA+	1.38	09/30/23	23,500,000	22,385,583
U.S. Treasury Note	AA+	1.50	10/31/19	3,000,000	2,979,375
U.S. Treasury Note	AA+	1.50	02/28/23	35,500,000	34,256,113
U.S. Treasury Note	AA+	1.50	08/15/26	22,000,000	20,468,602
U.S. Treasury Note	AA+	1.63	06/30/20	5,500,000	5,459,394
U.S. Treasury Note	AA+	1.63	10/31/23	9,900,000	9,557,757
U.S. Treasury Note	AA+	1.63	05/15/26	13,000,000	12,244,375
U.S. Treasury Note	AA+	1.75	09/30/19	3,000,000	2,993,202
U.S. Treasury Note	AA+	1.75	12/31/20	3,500,000	3,475,665
U.S. Treasury Note	AA+	1.75	02/28/22	15,000,000	14,770,320
U.S. Treasury Note	AA+	1.88	05/31/22	16,900,000	16,706,580
U.S. Treasury Note	AA+	2.00	11/30/20	7,500,000	7,507,035
U.S. Treasury Note	AA+	2.00	05/31/24	31,500,000	30,911,832
U.S. Treasury Note	AA+	2.00	06/30/24	20,500,000	20,107,610
U.S. Treasury Strip	AA+	0.00	08/15/18	45,000,000	44,545,135

					269,005,286

U.S. GOVERNMENT AGENCIES (7.5%)
MORTGAGE-BACKED OBLIGATIONS (1.1%)
FHLMC	AA+	7.50	03/15/21	1,798	1,888
Small Business Administration (3)	AA+	2.88	05/01/37	5,861,895	5,892,974

					5,894,862

NON-MORTGAGE-BACKED OBLIGATIONS (6.4%)
FHLMC	AA+	0.00	11/29/19	13,500,000	12,929,315
FNMA	AA+	0.00	10/09/19	23,000,000	22,151,323
Tennessee Valley Auth. Strip	AA+	0.00	11/01/20	900,000	842,112

					35,922,750

CORPORATE DEBT (43.6%)
CONSUMER DISCRETIONARY (7.5%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	500,000	523,977
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	250,000	262,843
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	1,500,000	1,598,406
AutoZone, Inc.	BBB	3.70	04/15/22	300,000	309,499
AutoZone, Inc.	BBB	4.00	11/15/20	700,000	726,508
Brinker International, Inc.	BB+	2.60	05/15/18	2,000,000	2,000,000
Coach, Inc.	BBB-	3.00	07/15/22	2,500,000	2,491,168
Dollar General Corp.	BBB	3.25	04/15/23	1,047,000	1,061,120
Expedia, Inc.	BBB-	5.95	08/15/20	2,000,000	2,151,776
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	2,000,000	2,120,000
Gap, Inc.	BB+	5.95	04/12/21	2,000,000	2,156,574
Harman Int’l. Industries, Inc.	BBB+	4.15	05/15/25	2,000,000	2,067,890
Hyatt Hotels Corp.	BBB	5.38	08/15/21	50,000	53,865
Kohl’s Corp.	BBB-	3.25	02/01/23	700,000	692,026
Kohl’s Corp.	BBB-	4.00	11/01/21	1,325,000	1,362,988
Marriott International, Inc.	BBB	3.00	03/01/19	1,200,000	1,208,183
Marriott International, Inc.	BBB	3.13	02/15/23	2,000,000	1,993,264
Marriott International, Inc.	BBB	3.38	10/15/20	800,000	816,626
Mattel, Inc.	BB	1.70	03/15/18	2,000,000	1,992,500
Newell Brands, Inc.	BBB-	4.70	08/15/20	525,000	551,999
NVR, Inc.	BBB+	3.95	09/15/22	2,000,000	2,087,834
Omnicom Group, Inc.	BBB+	3.63	05/01/22	2,000,000	2,064,718
O’Reilly Automotive, Inc.	BBB+	4.63	09/15/21	281,000	298,572
Scripps Networks Interactive, Inc.	BBB	3.50	06/15/22	2,500,000	2,525,200
Tupperware Brands Corp.	BBB-	4.75	06/01/21	2,000,000	2,108,424
Viacom, Inc.	BBB-	3.25	03/15/23	2,500,000	2,429,860
Whirlpool Corp.	BBB	2.40	03/01/19	1,445,000	1,449,461
Wyndham Worldwide Corp.	BBB-	4.15	04/01/24	2,500,000	2,511,693

					41,616,974

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

CONSUMER STAPLES (3.3%)
Beam Suntory, Inc.	BBB	1.75	06/15/18	2,000,000	1,996,692
CVS Health Corp.	BBB+	3.38	08/12/24	590,000	593,181
Dr. Pepper Snapple Group, Inc.	BBB+	2.60	01/15/19	150,000	150,472
Edgewell Personal Care Co.	BB+	4.70	05/19/21	2,000,000	2,065,000
Flowers Foods, Inc.	BBB	4.38	04/01/22	2,000,000	2,120,604
General Mills, Inc.	BBB+	2.20	10/21/19	775,000	774,804
Ingredion, Inc.	BBB	4.63	11/01/20	275,000	288,873
Kellogg Co.	BBB	2.65	12/01/23	2,000,000	1,986,806
Kroger Co.	BBB	2.95	11/01/21	2,000,000	2,019,370
Mead Johnson Nutrition Co.	A-	4.90	11/01/19	3,075,000	3,220,555
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	1,000,000	1,027,106
Sysco Corp.	BBB+	2.60	10/01/20	2,000,000	2,008,576

					18,252,039

ENERGY (2.7%)
Cameron International Corp.	AA-	3.60	04/30/22	214,000	217,291
Diamond Offshore Drilling, Inc.	B+	3.45	11/01/23	1,500,000	1,338,750
Energen Corp.	BB	4.63	09/01/21	2,000,000	2,025,000
EQT Corp.	BBB	4.88	11/15/21	1,250,000	1,332,738
Kinder Morgan, Inc.	BBB-	3.05	12/01/19	2,000,000	2,017,520
Marathon Oil Corp.	BBB-	2.80	11/01/22	2,000,000	1,980,516
Noble Energy, Inc.	BBB	4.15	12/15/21	2,000,000	2,084,040
Rowan Companies PLC	B+	4.88	06/01/22	2,000,000	1,885,000
SESI LLC	BB-	7.13	12/15/21	2,150,000	2,203,750

					15,084,605

FINANCIALS (11.4%)
Aflac, Inc.	A-	3.63	06/15/23	550,000	571,155
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,161,312
American Express Credit Corp.	A-	2.25	08/15/19	2,000,000	2,004,178
American Int’l. Group, Inc.	BBB+	4.13	02/15/24	2,000,000	2,113,206
Ares Capital Corp.	BBB	3.63	01/19/22	2,500,000	2,510,338
Bank of America Corp.	A-	2.65	04/01/19	1,250,000	1,257,096
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	2,000,000	2,117,022
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,128,448
Block Financial LLC	BBB	5.50	11/01/22	2,472,000	2,656,228
Capital One Financial Corp.	BBB	4.75	07/15/21	2,000,000	2,136,958
Citigroup, Inc.	BBB+	2.55	04/08/19	1,850,000	1,856,531
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	2,000,000	1,998,704
Erac USA Finance LLC†	BBB+	2.35	10/15/19	1,000,000	997,146
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,274,000	1,374,938
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	750,000	781,559
Fifth Third Bancorp	BBB	4.30	01/16/24	2,500,000	2,653,393
First Republic Bank	A-	2.38	06/17/19	2,000,000	1,996,358
First Tennessee Bank	BBB	2.95	12/01/19	2,200,000	2,214,641
FS Investment Corp.	BBB	4.75	05/15/22	2,675,000	2,753,888
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	1,520,000	1,585,547
Legg Mason, Inc.	BBB	3.95	07/15/24	2,000,000	2,046,112
Lincoln National Corp.	A-	4.00	09/01/23	2,000,000	2,087,830
Moody’s Corp.	BBB+	5.50	09/01/20	2,000,000	2,153,730
Nasdaq, Inc.	BBB	5.55	01/15/20	2,150,000	2,278,923
Peoples United Bank	BBB+	4.00	07/15/24	1,750,000	1,767,458
Prospect Capital Corp.	BBB-	4.95	07/15/22	2,500,000	2,496,875
Prospect Capital Corp.	BBB-	5.88	03/15/23	1,925,000	1,980,299
Signet UK Finance PLC	BBB-	4.70	06/15/24	2,000,000	1,969,236
Stifel Financial Corp.	BBB-	4.25	07/18/24	2,000,000	2,048,638
Synchrony Financial	BBB-	2.70	02/03/20	1,000,000	1,002,499
Unum Group	BBB	4.00	03/15/24	2,000,000	2,082,672
Voya Financial, Inc.	BBB	3.65	06/15/26	2,000,000	2,022,608
Wells Fargo & Co.	A	2.13	04/22/19	2,000,000	1,999,686

					63,805,212

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

HEALTH CARE (4.3%)
Abbott Laboratories	BBB	3.25	04/15/23	2,000,000	2,027,980
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	2,000,000	2,123,684
Anthem, Inc.	A	3.13	05/15/22	2,000,000	2,017,668
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	2,000,000	2,116,706
Edwards Lifesciences Corp.	BBB-	2.88	10/15/18	2,000,000	2,013,492
Express Scripts Hldg. Co.	BBB+	2.25	06/15/19	2,000,000	1,996,768
Laboratory Corp. of America	BBB	3.75	08/23/22	600,000	622,258
Laboratory Corp. of America	BBB	4.63	11/15/20	400,000	420,923
Owens & Minor, Inc.	BBB-	3.88	09/15/21	2,000,000	2,023,334
PerkinElmer, Inc.	BBB	5.00	11/15/21	2,000,000	2,156,256
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	2,000,000	2,089,978
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	400,000	412,888
Thermo Fisher Scientific, Inc.	BBB	4.50	03/01/21	1,600,000	1,700,563
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	2,000,000	2,004,898

					23,727,396

INDUSTRIALS (2.8%)
Crane Co.	BBB	2.75	12/15/18	2,000,000	2,008,960
Flowserve Corp.	BBB-	3.50	09/15/22	2,000,000	2,008,482
Hunt (J.B.) Transport Svcs., Inc.	BBB+	3.30	08/15/22	2,000,000	2,025,958
Kennametal, Inc.	BBB-	2.65	11/01/19	2,000,000	2,001,584
L-3 Communications Corp.	BBB-	5.20	10/15/19	2,000,000	2,094,832
Penske Truck Leasing Co. LP†	BBB	3.38	03/15/18	1,300,000	1,303,877
Valmont Industries, Inc.	BBB+	6.63	04/20/20	2,000,000	2,175,978
Verisk Analytics, Inc.	BBB-	4.13	09/12/22	2,000,000	2,087,972

					15,707,643

INFORMATION TECHNOLOGY (4.1%)
Adobe Systems, Inc.	A	4.75	02/01/20	2,000,000	2,100,234
Amphenol Corp.	BBB+	2.55	01/30/19	2,000,000	2,006,808
Arrow Electronics, Inc.	BBB-	3.00	03/01/18	1,250,000	1,251,584
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	50,000	52,592
Avnet, Inc.	BBB-	3.75	12/01/21	1,130,000	1,146,254
Avnet, Inc.	BBB-	5.88	06/15/20	950,000	1,012,269
eBay, Inc.	BBB+	2.88	08/01/21	2,100,000	2,120,849
Fiserv, Inc.	BBB	4.75	06/15/21	1,900,000	2,028,341
Jabil, Inc.	BBB-	4.70	09/15/22	1,976,000	2,071,638
Juniper Networks, Inc.	BBB	4.50	03/15/24	1,500,000	1,560,867
Juniper Networks, Inc.	BBB	4.60	03/15/21	600,000	628,378
Lam Research Corp.	BBB+	2.75	03/15/20	2,000,000	2,014,158
Motorola Solutions, Inc.	BBB-	3.75	05/15/22	2,000,000	2,054,292
Symantec Corp.	BB+	4.20	09/15/20	2,000,000	2,060,000
Total System Services, Inc.	BBB-	3.75	06/01/23	950,000	969,861

					23,078,125

MATERIALS (2.6%)
Albemarle Corp.	BBB	4.50	12/15/20	1,065,000	1,120,067
Domtar Corp.	BBB-	4.40	04/01/22	2,000,000	2,104,060
Freeport-McMoRan, Inc.	BB-	3.10	03/15/20	1,750,000	1,739,063
Freeport-McMoRan, Inc.	BB-	3.55	03/01/22	250,000	247,188
Goldcorp, Inc.	BBB+	2.13	03/15/18	2,000,000	2,001,032
Kinross Gold Corp.	BB+	5.13	09/01/21	750,000	781,875
Methanex Corp.	BB+	3.25	12/15/19	2,000,000	2,008,924
Newmont Mining Corp.	BBB	3.50	03/15/22	2,000,000	2,041,746
Southern Copper Corp.	BBB	3.50	11/08/22	2,000,000	2,054,280
WestRock Co.	BBB	3.50	03/01/20	622,000	632,809

					14,731,044

REAL ESTATE (2.8%)
CBRE Services, Inc.	BBB	5.25	03/15/25	2,000,000	2,199,840
Government Pptys. Income Trust	BBB-	3.75	08/15/19	2,000,000	2,016,808

MUTUAL OF AMERICA INVESTMENT CORPORATION - MID-TERM BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

HCP, Inc.	BBB	3.15	08/01/22	750,000	757,082
Hospitality Properties Trust	BBB-	5.00	08/15/22	1,300,000	1,387,256
Jones Lang LaSalle, Inc.	BBB	4.40	11/15/22	1,410,000	1,485,524
Mack-Cali Realty LP	BBB-	4.50	04/18/22	1,000,000	1,001,954
Omega Healthcare Investors, Inc.	BBB-	4.38	08/01/23	1,750,000	1,774,899
Omega Healthcare Investors, Inc.	BBB-	4.50	01/15/25	750,000	749,470
Senior Housing Pptys. Trust	BBB-	4.75	05/01/24	500,000	521,698
Ventas Realty LP/Capital Corp.	BBB+	4.00	04/30/19	1,700,000	1,730,925
Vornado Realty LP	BBB		01/15/22	2,000,000	2,145,434

					15,770,890

TELECOMMUNICATION SERVICES (0.4%)
AT&T, Inc.	BBB+	3.00	02/15/22	2,000,000	2,004,080

UTILITIES (1.7%)
Entergy Corp.	BBB	5.13	09/15/20	1,400,000	1,479,069
Exelon Corp.	BBB-	5.15	12/01/20	1,500,000	1,597,247
Exelon Generation Co. LLC	BBB	4.25	06/15/22	1,000,000	1,049,353
National Fuel Gas Co.	BBB	4.90	12/01/21	2,000,000	2,106,262
SCANA Corp.	BBB-	4.75	05/15/21	2,000,000	2,073,830
Talen Energy Supply LLC†	B+	6.50	09/15/24	1,400,000	1,113,000

					9,418,761

TOTAL LONG-TERM DEBT SECURITIES (Cost: $554,702,291) 99.3%					554,019,667

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.1%)
Home Depot, Inc.†	A-1	1.44	01/02/18	800,000	799,904

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $799,904) 0.1%					799,904

TOTAL INVESTMENTS (Cost: $555,502,195) 99.4%					554,819,571

OTHER NET ASSETS 0.6%					3,383,446

NET ASSETS 100.0%					$558,203,017

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

	Rating**	Rate(%)	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (24.2%)
U.S. Treasury Note	AA+	0.75	07/15/19	5,700,000	5,604,035
U.S. Treasury Note	AA+	1.50	08/15/26	50,800,000	47,263,863
U.S. Treasury Note	AA+	1.63	05/15/26	2,000,000	1,883,750
U.S. Treasury Note	AA+	2.00	11/15/26	10,000,000	9,677,730
U.S. Treasury Note	AA+	2.25	11/15/25	1,000,000	991,211
U.S. Treasury Note	AA+	2.25	02/15/27	24,000,000	23,685,000
U.S. Treasury Note	AA+	2.25	08/15/27	74,500,000	73,452,381
U.S. Treasury Note	AA+	2.38	05/15/27	63,750,000	63,568,185
U.S. Treasury Strip	AA+	0.00	08/15/25	20,000,000	16,595,460
U.S. Treasury Strip	AA+	0.00	08/15/26	20,000,000	16,152,080
U.S. Treasury Strip	AA+	0.00	08/15/28	20,000,000	15,259,860
U.S. Treasury Strip	AA+	0.00	08/15/29	20,000,000	14,851,880
U.S. Treasury Strip	AA+	0.00	08/15/33	10,000,000	6,608,420
U.S. Treasury Strip	AA+	0.00	08/15/35	10,000,000	6,236,950
U.S. Treasury Strip	AA+	0.00	08/15/37	10,000,000	5,869,940

					307,700,745

U.S. GOVERNMENT AGENCIES (29.0%)
MORTGAGE-BACKED OBLIGATIONS (27.8%)
FHLMC	AA+	2.50	09/01/27	1,377,395	1,384,528
FHLMC	AA+	2.50	12/01/27	1,505,012	1,512,522
FHLMC	AA+	2.50	04/01/28	1,653,856	1,661,892
FHLMC	AA+	3.00	06/01/27	708,732	722,045
FHLMC	AA+	3.00	08/01/27	442,709	451,169
FHLMC	AA+	3.00	10/15/37	1,343,844	1,361,207
FHLMC	AA+	3.00	12/15/40	1,338,203	1,331,686
FHLMC	AA+	3.00	07/01/42	697,188	708,624
FHLMC	AA+	3.00	10/01/42	2,165,016	2,176,837
FHLMC	AA+	3.00	11/01/42	2,235,926	2,248,362
FHLMC	AA+	3.00	11/01/42	857,229	862,173
FHLMC	AA+	3.00	11/01/42	988,291	994,297
FHLMC	AA+	3.00	11/01/42	3,625,484	3,645,656
FHLMC	AA+	3.00	02/01/43	1,919,836	1,930,913
FHLMC	AA+	3.00	03/01/43	1,561,069	1,570,076
FHLMC	AA+	3.00	04/01/43	986,786	991,962
FHLMC	AA+	3.00	04/01/43	2,248,338	2,261,313
FHLMC	AA+	3.00	04/01/43	1,472,243	1,479,978
FHLMC	AA+	3.00	09/15/43	3,723,857	3,733,330
FHLMC	AA+	3.00	04/15/44	1,190,030	1,180,421
FHLMC	AA+	3.00	04/15/45	2,949,744	2,956,416
FHLMC	AA+	3.00	09/01/46	1,732,107	1,735,852
FHLMC	AA+	3.00	09/01/46	4,687,760	4,694,248
FHLMC	AA+	3.00	11/01/46	1,420,510	1,412,785
FHLMC	AA+	3.50	02/01/35	3,122,777	3,246,030
FHLMC	AA+	3.50	02/01/35	1,602,430	1,666,570
FHLMC	AA+	3.50	04/01/35	1,309,307	1,360,267
FHLMC	AA+	3.50	01/01/41	1,531,890	1,580,826
FHLMC	AA+	3.50	07/01/42	1,954,439	2,024,414
FHLMC	AA+	3.50	10/01/42	1,665,446	1,718,700
FHLMC	AA+	3.50	01/01/43	1,591,583	1,642,487
FHLMC	AA+	3.50	01/01/43	864,232	891,863
FHLMC	AA+	3.50	05/01/43	2,267,413	2,339,846
FHLMC	AA+	3.50	06/01/43	2,789,851	2,874,620
FHLMC	AA+	3.50	07/01/43	789,495	814,733
FHLMC	AA+	3.50	11/01/43	1,592,977	1,643,866
FHLMC	AA+	3.50	01/01/44	2,629,703	2,713,716
FHLMC	AA+	3.50	04/01/45	2,263,284	2,334,471

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

FHLMC	AA+	3.50	07/01/45	2,417,916	2,501,912
FHLMC	AA+	3.50	09/01/45	1,949,848	2,008,250
FHLMC	AA+	3.50	05/01/46	4,046,101	4,161,265
FHLMC	AA+	3.50	08/01/46	2,964,193	3,056,824
FHLMC	AA+	3.50	04/01/47	2,847,635	2,928,465
FHLMC	AA+	3.50	08/01/47	4,327,665	4,450,960
FHLMC	AA+	3.50	09/01/47	1,461,549	1,503,187
FHLMC	AA+	3.50	09/01/47	5,913,649	6,082,123
FHLMC	AA+	3.50	11/01/47	3,989,891	4,103,559
FHLMC	AA+	4.00	02/01/25	217,837	226,046
FHLMC	AA+	4.00	05/01/25	87,762	91,156
FHLMC	AA+	4.00	05/01/26	290,071	302,970
FHLMC	AA+	4.00	12/01/33	1,158,185	1,216,193
FHLMC	AA+	4.00	12/15/38	497,166	513,934
FHLMC	AA+	4.00	07/01/41	1,090,757	1,155,779
FHLMC	AA+	4.00	12/01/41	649,102	681,499
FHLMC	AA+	4.00	07/01/42	2,272,928	2,410,180
FHLMC	AA+	4.00	08/01/42	1,675,175	1,764,470
FHLMC	AA+	4.00	08/01/42	816,622	857,254
FHLMC	AA+	4.00	09/01/42	983,778	1,032,732
FHLMC	AA+	4.00	11/01/42	1,452,809	1,531,153
FHLMC	AA+	4.00	12/01/42	1,072,553	1,125,553
FHLMC	AA+	4.00	01/01/43	1,778,729	1,877,940
FHLMC	AA+	4.00	01/01/44	1,773,952	1,869,441
FHLMC	AA+	4.00	10/01/44	1,480,606	1,548,555
FHLMC	AA+	4.00	10/01/44	1,869,135	1,955,267
FHLMC	AA+	4.00	10/01/44	1,845,276	1,930,590
FHLMC	AA+	4.00	05/01/47	3,875,922	4,053,544
FHLMC	AA+	4.50	03/01/34	392,714	419,211
FHLMC	AA+	4.50	08/01/34	215,870	230,412
FHLMC	AA+	4.50	08/15/35	71,653	74,657
FHLMC	AA+	4.50	12/01/39	197,473	209,856
FHLMC	AA+	4.50	03/01/41	539,315	583,601
FHLMC	AA+	5.00	02/01/26	63,059	67,762
FHLMC	AA+	5.00	08/01/35	1,152,563	1,255,916
FHLMC	AA+	5.00	10/01/40	1,053,278	1,147,653
FHLMC	AA+	5.50	03/01/21	54,501	56,163
FHLMC	AA+	5.50	07/01/32	169,178	186,574
FHLMC	AA+	5.50	01/15/33	201,194	217,976
FHLMC	AA+	5.50	05/01/33	251,452	275,220
FHLMC	AA+	5.50	06/01/37	986,225	1,096,348
FHLMC	AA+	6.00	07/15/29	120,852	132,169
FHLMC	AA+	6.00	03/15/32	144,520	159,898
FHLMC ARM	AA+	2.76	02/01/36	126,359	133,110
FHLMC ARM	AA+	2.90	04/01/37	143,399	150,155
FHLMC ARM	AA+	2.93	05/01/37	77,180	80,595
FHLMC ARM	AA+	3.33	04/01/42	355,609	364,538
FHLMC ARM	AA+	3.40	03/01/37	28,348	29,655
FHLMC ARM	AA+	3.61	04/01/37	127,085	133,838
FHLMC ARM	AA+	4.65	09/01/39	167,257	172,290
FHLMC Strip	AA+	3.00	01/15/43	2,913,341	2,958,856
FNMA	AA+	2.25	01/01/28	1,455,461	1,413,652
FNMA	AA+	2.68	12/01/26	3,000,000	2,927,949
FNMA	AA+	2.91	07/01/27	2,978,525	2,976,020
FNMA	AA+	3.00	09/01/29	1,607,801	1,642,336
FNMA	AA+	3.00	06/01/33	1,296,651	1,326,061
FNMA	AA+	3.00	07/01/33	2,416,990	2,471,819
FNMA	AA+	3.00	09/01/33	2,520,074	2,577,277
FNMA	AA+	3.00	04/25/42	1,489,059	1,501,971
FNMA	AA+	3.00	10/01/42	731,835	734,878
FNMA	AA+	3.00	12/01/42	1,117,203	1,120,338

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

FNMA	AA+	3.00	12/01/42	1,717,370	1,709,632
FNMA	AA+	3.00	01/01/43	3,798,435	3,818,962
FNMA	AA+	3.00	02/01/43	1,626,093	1,630,851
FNMA	AA+	3.00	03/01/43	2,171,142	2,186,674
FNMA	AA+	3.00	04/01/43	2,048,451	2,039,222
FNMA	AA+	3.00	02/01/45	2,002,492	2,017,411
FNMA	AA+	3.00	03/01/45	2,097,055	2,087,626
FNMA	AA+	3.00	09/01/46	2,830,201	2,831,639
FNMA	AA+	3.00	01/01/47	1,289,609	1,283,787
FNMA	AA+	3.50	02/01/26	174,949	180,628
FNMA	AA+	3.50	03/01/32	960,909	999,876
FNMA	AA+	3.50	08/01/38	1,884,275	1,945,280
FNMA	AA+	3.50	03/01/41	1,605,780	1,663,176
FNMA	AA+	3.50	10/01/41	943,014	958,590
FNMA	AA+	3.50	12/01/41	1,159,605	1,184,452
FNMA	AA+	3.50	04/01/42	1,357,994	1,402,150
FNMA	AA+	3.50	04/01/42	1,205,270	1,226,261
FNMA	AA+	3.50	07/01/42	1,934,485	1,996,694
FNMA	AA+	3.50	08/01/42	1,198,148	1,233,657
FNMA	AA+	3.50	09/01/42	1,503,429	1,552,367
FNMA	AA+	3.50	10/01/42	1,614,124	1,666,529
FNMA	AA+	3.50	12/01/42	2,740,446	2,829,570
FNMA	AA+	3.50	12/01/42	1,326,040	1,343,701
FNMA	AA+	3.50	01/01/43	1,499,467	1,543,691
FNMA	AA+	3.50	03/01/43	1,839,461	1,898,675
FNMA	AA+	3.50	06/01/43	3,320,135	3,423,776
FNMA	AA+	3.50	08/01/43	2,227,996	2,297,879
FNMA	AA+	3.50	08/01/43	4,767,989	4,914,494
FNMA	AA+	3.50	10/01/43	1,203,659	1,226,209
FNMA	AA+	3.50	01/01/44	1,028,257	1,046,803
FNMA	AA+	3.50	08/25/44	4,100,000	4,197,580
FNMA	AA+	3.50	02/01/45	2,288,994	2,351,413
FNMA	AA+	3.50	04/01/45	3,781,003	3,905,553
FNMA	AA+	3.50	04/01/45	2,342,971	2,417,721
FNMA	AA+	3.50	05/01/45	4,240,352	4,368,283
FNMA	AA+	3.50	06/01/45	5,231,405	5,399,856
FNMA	AA+	3.50	10/01/45	4,180,814	4,318,467
FNMA	AA+	3.50	02/01/46	4,545,925	4,692,312
FNMA	AA+	3.50	02/01/46	2,595,218	2,665,987
FNMA	AA+	3.50	03/01/46	2,381,904	2,465,575
FNMA	AA+	4.00	05/01/19	75,022	77,210
FNMA	AA+	4.00	07/25/26	1,780,145	1,895,920
FNMA	AA+	4.00	01/01/31	110,831	116,719
FNMA	AA+	4.00	12/01/33	1,266,957	1,328,633
FNMA	AA+	4.00	03/01/35	359,510	377,593
FNMA	AA+	4.00	11/01/38	1,563,761	1,643,453
FNMA	AA+	4.00	11/01/40	785,104	824,647
FNMA	AA+	4.00	05/01/41	1,003,905	1,041,756
FNMA	AA+	4.00	08/01/42	2,099,151	2,204,636
FNMA	AA+	4.00	05/01/43	1,251,746	1,314,446
FNMA	AA+	4.00	09/01/45	1,354,021	1,419,948
FNMA	AA+	4.00	11/01/45	2,047,163	2,147,795
FNMA	AA+	4.00	02/01/47	4,532,768	4,763,667
FNMA	AA+	4.00	07/01/56	2,254,612	2,366,555
FNMA	AA+	4.50	05/01/18	6,508	6,609
FNMA	AA+	4.50	05/01/19	7,344	7,458
FNMA	AA+	4.50	06/01/19	31,554	32,043
FNMA	AA+	4.50	05/01/30	290,752	310,286
FNMA	AA+	4.50	04/01/31	453,542	484,038
FNMA	AA+	4.50	08/01/33	110,844	118,406
FNMA	AA+	4.50	08/01/33	146,912	156,855

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

FNMA	AA+	4.50	09/01/33	295,444	315,635
FNMA	AA+	4.50	10/01/33	280,184	299,366
FNMA	AA+	4.50	10/01/33	128,459	137,222
FNMA	AA+	4.50	05/01/34	134,335	143,541
FNMA	AA+	4.50	06/01/34	193,867	207,115
FNMA	AA+	4.50	07/01/34	168,039	179,626
FNMA	AA+	4.50	01/01/35	584,448	624,649
FNMA	AA+	4.50	08/01/35	164,619	175,963
FNMA	AA+	4.50	12/01/35	203,018	216,930
FNMA	AA+	4.50	05/01/39	993,779	1,072,159
FNMA	AA+	4.50	05/01/39	677,255	731,794
FNMA	AA+	4.50	05/01/40	517,981	552,262
FNMA	AA+	4.50	07/01/40	3,087,514	3,297,113
FNMA	AA+	4.50	10/01/40	3,433,013	3,680,306
FNMA	AA+	4.50	11/01/40	475,681	510,753
FNMA	AA+	4.50	06/01/41	521,149	558,738
FNMA	AA+	4.50	10/01/41	169,489	180,465
FNMA	AA+	4.50	11/01/41	938,524	1,006,343
FNMA	AA+	4.50	01/01/42	108,640	116,208
FNMA	AA+	4.50	07/01/42	1,704,299	1,839,278
FNMA	AA+	4.50	03/01/44	1,327,969	1,415,442
FNMA	AA+	4.50	04/01/44	2,506,714	2,709,885
FNMA	AA+	5.00	04/01/18	1,324	1,348
FNMA	AA+	5.00	09/01/18	23,823	24,252
FNMA	AA+	5.00	09/01/20	36,565	37,236
FNMA	AA+	5.00	10/01/20	95,876	97,790
FNMA	AA+	5.00	10/01/25	101,474	108,997
FNMA	AA+	5.00	09/01/33	565,505	614,277
FNMA	AA+	5.00	10/01/33	404,127	441,172
FNMA	AA+	5.00	11/01/33	443,497	481,759
FNMA	AA+	5.00	03/01/34	98,296	106,782
FNMA	AA+	5.00	04/01/34	50,904	55,290
FNMA	AA+	5.00	04/01/34	220,078	240,225
FNMA	AA+	5.00	04/01/35	175,994	192,054
FNMA	AA+	5.00	06/01/35	110,255	119,703
FNMA	AA+	5.00	09/01/35	149,711	160,738
FNMA	AA+	5.00	09/01/35	243,148	263,996
FNMA	AA+	5.00	11/25/35	675,242	720,442
FNMA	AA+	5.00	08/01/37	709,492	767,429
FNMA	AA+	5.00	05/01/39	486,257	521,034
FNMA	AA+	5.00	09/25/40	1,347,271	1,428,834
FNMA	AA+	5.50	01/01/24	117,859	129,007
FNMA	AA+	5.50	03/01/24	248,159	271,634
FNMA	AA+	5.50	09/01/25	108,646	119,619
FNMA	AA+	5.50	11/01/26	73,783	80,762
FNMA	AA+	5.50	01/01/27	47,990	52,529
FNMA	AA+	5.50	03/01/33	218,197	234,592
FNMA	AA+	5.50	09/01/33	222,033	247,621
FNMA	AA+	5.50	10/01/33	393,583	438,864
FNMA	AA+	5.50	03/01/34	207,162	230,529
FNMA	AA+	5.50	03/01/34	47,048	51,538
FNMA	AA+	5.50	07/01/34	155,439	171,871
FNMA	AA+	5.50	09/01/34	47,860	52,410
FNMA	AA+	5.50	09/01/34	70,030	77,594
FNMA	AA+	5.50	09/01/34	148,843	164,399
FNMA	AA+	5.50	10/01/34	273,355	302,730
FNMA	AA+	5.50	02/01/35	123,522	136,937
FNMA	AA+	5.50	02/01/35	186,572	207,440
FNMA	AA+	5.50	04/01/35	158,660	174,431
FNMA	AA+	5.50	08/01/35	268,311	297,403
FNMA	AA+	5.50	02/25/37	39,248	41,106

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

FNMA	AA+	5.50	05/01/38	357,173	393,441
FNMA	AA+	5.50	11/01/38	31,685	33,240
FNMA	AA+	5.50	06/01/48	96,236	102,311
FNMA	AA+	6.00	12/25/49	422,244	474,790
FNMA	AA+	6.00	05/01/23	155,140	173,311
FNMA	AA+	6.00	01/01/25	104,306	116,523
FNMA	AA+	6.00	03/01/28	138,512	154,755
FNMA	AA+	6.00	04/01/32	18,782	20,984
FNMA	AA+	6.00	05/01/32	163,587	185,106
FNMA	AA+	6.00	04/01/33	444,194	500,569
FNMA	AA+	6.00	03/01/36	32,706	35,712
FNMA	AA+	6.00	12/01/36	114,483	128,932
FNMA	AA+	6.00	01/01/37	169,442	191,675
FNMA	AA+	6.00	04/01/37	36,036	37,690
FNMA	AA+	6.00	05/01/37	26,321	28,112
FNMA	AA+	6.00	06/01/37	24,070	25,113
FNMA	AA+	6.00	07/01/37	58,816	65,851
FNMA	AA+	6.00	08/01/37	94,516	106,617
FNMA	AA+	6.00	12/01/37	42,171	47,556
FNMA	AA+	6.00	10/25/44	444,760	500,273
FNMA	AA+	6.00	02/25/47	938,542	1,055,711
FNMA	AA+	6.50	05/01/32	104,482	115,813
FNMA	AA+	6.50	05/01/32	92,990	103,075
FNMA	AA+	6.50	09/01/36	20,636	22,416
FNMA	AA+	6.50	05/01/37	88,792	92,852
FNMA	AA+	6.50	07/01/37	19,174	21,253
FNMA	AA+	6.50	09/01/37	27,038	29,970
FNMA	AA+	6.50	05/01/38	38,868	43,083
FNMA	AA+	7.00	09/01/31	50,386	55,012
FNMA	AA+	7.00	01/25/44	338,927	393,485
FNMA	AA+	7.50	06/01/32	59,430	69,893
FNMA	AA+	8.00	04/01/32	19,605	20,633
FNMA ARM	AA+	2.40	05/01/43	1,708,644	1,711,053
FNMA Strip	AA+	3.00	08/25/42	1,297,002	1,297,447
GNMA (3)	AA+	2.68	10/16/47	2,000,000	1,993,836
GNMA (3)	AA+	3.00	07/16/36	1,758,595	1,770,000
GNMA (3)	AA+	3.50	07/15/42	1,700,564	1,763,490
GNMA (3)	AA+	3.50	11/15/42	1,138,538	1,184,102
GNMA (3)	AA+	3.50	05/20/45	2,629,410	2,735,149
GNMA (3)	AA+	3.70	05/15/42	857,907	895,451
GNMA (3)	AA+	4.00	04/15/24	244,154	257,932
GNMA (3)	AA+	4.00	01/20/41	1,437,976	1,503,839
GNMA (3)	AA+	4.00	03/15/41	666,521	700,025
GNMA (3)	AA+	4.00	08/15/41	1,088,471	1,141,944
GNMA (3)	AA+	4.00	11/15/41	781,815	828,249
GNMA (3)	AA+	4.00	12/15/41	1,649,316	1,730,642
GNMA (3)	AA+	4.00	08/20/42	1,093,431	1,143,785
GNMA (3)	AA+	4.25	04/20/41	900,837	945,280
GNMA (3)	AA+	4.29	04/15/41	289,490	303,880
GNMA (3)	AA+	4.50	06/20/30	59,417	63,561
GNMA (3)	AA+	4.50	09/15/30	534,792	568,162
GNMA (3)	AA+	4.50	06/20/34	356,905	377,627
GNMA (3)	AA+	4.50	09/15/40	930,581	985,891
GNMA (3)	AA+	4.50	10/15/40	1,216,704	1,303,804
GNMA (3)	AA+	4.50	10/15/40	273,679	288,425
GNMA (3)	AA+	5.00	04/15/39	1,003,284	1,104,515
GNMA (3)	AA+	5.00	06/20/39	1,279,379	1,370,937
GNMA (3)	AA+	5.00	11/15/39	414,210	448,109
GNMA (3)	AA+	5.00	05/15/40	164,338	178,595
GNMA (3)	AA+	5.00	06/20/40	147,883	158,264
GNMA (3)	AA+	5.50	01/15/36	89,162	97,791

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

GNMA (3)	AA+	6.50	04/15/31	7,017	7,785
GNMA (3)	AA+	6.50	12/15/31	20,725	22,992
GNMA (3)	AA+	6.50	05/15/32	26,613	29,525
GNMA (3)	AA+	7.00	05/15/32	2,630	2,696
Small Business Admin. Particip. (3)	AA+	2.80	01/01/37	7,033,868	7,046,494
Small Business Admin. Particip. (3)	AA+	2.81	06/01/37	6,126,362	6,142,658
Small Business Admin. Particip. (3)	AA+	2.88	05/01/37	5,861,895	5,892,974
Vendee Mortgage Trust (3)	AA+	5.25	01/15/32	679,246	708,998

					355,080,769

NON-MORTGAGE-BACKED OBLIGATIONS (1.2%)
FHLMC	AA+	0.00	11/29/19	11,000,000	10,534,997
FNMA	AA+	0.00	10/09/19	5,050,000	4,863,660

					15,398,657

CORPORATE DEBT (45.6%)
CONSUMER DISCRETIONARY (7.7%)
Advance Auto Parts, Inc.	BBB-	4.50	01/15/22	1,000,000	1,047,954
Advance Auto Parts, Inc.	BBB-	4.50	12/01/23	1,000,000	1,051,371
Advance Auto Parts, Inc.	BBB-	5.75	05/01/20	3,000,000	3,196,812
Amazon.com, Inc.	AA-	5.20	12/03/25	5,000,000	5,739,720
AutoZone, Inc.	BBB	3.25	04/15/25	2,000,000	1,992,358
AutoZone, Inc.	BBB	3.70	04/15/22	700,000	722,163
AutoZone, Inc.	BBB	4.00	11/15/20	3,000,000	3,113,607
Brinker International, Inc.	BB+	3.88	05/15/23	4,000,000	3,880,000
Coach, Inc.	BBB-	4.25	04/01/25	2,500,000	2,567,505
Dollar General Corp.	BBB	3.25	04/15/23	4,000,000	4,053,944
Expedia, Inc.	BBB-	5.95	08/15/20	4,000,000	4,303,552
Family Dollar Stores, Inc.	BBB-	5.00	02/01/21	4,000,000	4,240,000
Gap, Inc.	BB+	5.95	04/12/21	5,000,000	5,391,435
Harman Int’l. Industries, Inc.	BBB+	4.15	05/15/25	5,000,000	5,169,725
Hyatt Hotels Corp.	BBB	5.38	08/15/21	200,000	215,461
Kohl’s Corp.	BBB-	3.25	02/01/23	1,804,000	1,783,449
Kohl’s Corp.	BBB-	4.00	11/01/21	2,620,000	2,695,115
Lowe’s Cos., Inc.	A-	3.12	04/15/22	2,000,000	2,040,564
Marriott International, Inc.	BBB	3.00	03/01/19	1,000,000	1,006,819
Marriott International, Inc.	BBB	3.13	02/15/23	3,000,000	2,989,896
Marriott International, Inc.	BBB	3.38	10/15/20	3,000,000	3,062,346
Mattel, Inc.	BB-	3.15	03/15/23	2,000,000	1,722,020
Mattel, Inc.	BB-	4.35	10/01/20	1,000,000	985,000
Newell Brands, Inc.	BBB-	4.70	08/15/20	3,000,000	3,154,278
NVR, Inc.	BBB+	3.95	09/15/22	4,000,000	4,175,668
Omnicom Group, Inc.	BBB+	3.63	05/01/22	1,000,000	1,032,359
Omnicom Group, Inc.	BBB+	4.45	08/15/20	3,000,000	3,147,138
O’Reilly Automotive, Inc.	BBB+	3.80	09/01/22	3,250,000	3,418,977
Scripps Networks Interactive, Inc.	BBB	3.50	06/15/22	5,000,000	5,050,400
Tupperware Brands Corp.	BBB-	4.75	06/01/21	4,000,000	4,216,848
Viacom, Inc.	BBB-	3.25	03/15/23	5,000,000	4,859,720
Whirlpool Corp.	BBB	3.70	05/01/25	2,000,000	2,060,522
Whirlpool Corp.	BBB	4.85	06/15/21	1,000,000	1,069,118
Wyndham Worldwide Corp.	BBB-	3.90	03/01/23	4,000,000	3,957,888

					99,113,732

CONSUMER STAPLES (2.1%)
Conagra Brands, Inc.	BBB	4.95	08/15/20	645,000	681,532
Edgewell Personal Care Co.	BB+	4.70	05/19/21	4,000,000	4,130,000
Flowers Foods, Inc.	BBB	4.38	04/01/22	4,000,000	4,241,208
Ingredion, Inc.	BBB	4.63	11/01/20	3,225,000	3,387,695
Kroger Co.	BBB	2.95	11/01/21	4,800,000	4,846,488
Mead Johnson Nutrition Co.	A-	4.13	11/15/25	1,950,000	2,068,188
Molson Coors Brewing Co.	BBB-	3.50	05/01/22	3,000,000	3,081,318
Sysco Corp.	BBB+	3.75	10/01/25	3,575,000	3,717,342

					26,153,771

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

ENERGY (3.7%)
Cameron International Corp.	AA-	4.50	06/01/21	3,000,000	3,117,384
Devon Energy	BBB	5.85	12/15/25	2,500,000	2,919,188
Diamond Offshore Drilling, Inc.	B+	3.45	11/01/23	3,000,000	2,677,500
Energen Corp.	BB	4.63	09/01/21	4,000,000	4,050,000
EQT Corp.	BBB	4.88	11/15/21	4,000,000	4,264,760
Kinder Morgan Energy Partners	BBB-	4.30	05/01/24	5,000,000	5,205,790
Marathon Oil Corp.	BBB-	2.80	11/01/22	4,000,000	3,961,032
Marathon Petroleum Corp.	BBB	5.13	03/01/21	3,300,000	3,541,685
Murphy Oil Corp.	BBB-	4.70	12/01/22	3,525,000	3,538,219
Noble Corp.	B	7.50	03/15/19	2,000,000	2,047,500
Rowan Companies PLC	B+	4.88	06/01/22	4,000,000	3,770,000
Seacor Hldgs., Inc.	NR	7.38	10/01/19	2,775,000	2,865,188
SESI LLC	BB-	7.13	12/15/21	4,500,000	4,612,500

					46,570,746

FINANCIALS (11.0%)
Aflac, Inc.	A-	4.00	02/15/22	3,000,000	3,157,329
Alleghany Corp.	BBB+	4.95	06/27/22	2,000,000	2,161,312
Alleghany Corp.	BBB+	5.63	09/15/20	3,000,000	3,216,657
American Express Co.	BBB	3.63	12/05/24	5,000,000	5,144,730
American Int’l. Group, Inc.	BBB+	3.75	07/10/25	5,000,000	5,155,120
Bank of America Corp.	BBB+	3.95	04/21/25	5,000,000	5,170,590
Barrick N.A. Finance LLC	BBB-	4.40	05/30/21	4,000,000	4,234,044
Berkley (W.R.) Corp.	BBB+	4.63	03/15/22	2,000,000	2,128,448
Berkley (W.R.) Corp.	BBB+	7.38	09/15/19	2,000,000	2,152,516
Block Financial LLC	BBB	5.25	10/01/25	3,000,000	3,220,371
Block Financial LLC	BBB	5.50	11/01/22	2,250,000	2,417,684
Capital One Financial Corp.	BBB	4.75	07/15/21	4,000,000	4,273,916
Citigroup, Inc.	BBB	3.88	03/26/25	5,000,000	5,118,245
Citizens Financial Group, Inc.	BBB	3.75	07/01/24	5,000,000	4,996,760
Fairfax Financial Hldgs.†	BBB-	5.80	05/15/21	1,500,000	1,618,844
Fairfax U.S., Inc.†	BBB-	4.88	08/13/24	3,500,000	3,647,277
Fifth Third Bancorp	BBB	4.30	01/16/24	5,000,000	5,306,785
First Republic Bank	A-	2.38	06/17/19	2,000,000	1,996,358
First Tennessee Bank	BBB	2.95	12/01/19	5,000,000	5,033,275
Genworth Financial, Inc.	B	7.20	02/15/21	1,750,000	1,706,250
Genworth Financial, Inc.	B	7.63	09/24/21	1,300,000	1,270,750
Hartford Financial Svcs.	BBB+	5.50	03/30/20	1,000,000	1,065,813
JPMorgan Chase & Co.	BBB+	3.88	09/10/24	5,000,000	5,215,615
Kemper Corp.	BBB-	4.35	02/15/25	2,000,000	2,036,004
Lincoln National Corp.	A-	4.00	09/01/23	4,000,000	4,175,660
Lincoln National Corp.	A-	4.85	06/24/21	1,000,000	1,067,437
Markel Corp.	BBB	5.35	06/01/21	1,200,000	1,292,921
Marsh & McLennan Cos., Inc.	A-	4.80	07/15/21	3,000,000	3,207,318
Moody’s Corp.	BBB+	4.50	09/01/22	4,000,000	4,285,880
Nasdaq, Inc.	BBB	5.55	01/15/20	2,500,000	2,649,910
Old Republic Int’l. Corp.	BBB+	3.88	08/26/26	5,000,000	5,033,150
Pacific LifeCorp.†	A-	6.00	02/10/20	710,000	755,263
Peoples United Bank	BBB+	4.00	07/15/24	2,000,000	2,019,952
Prudential Financial, Inc.	A	4.50	11/16/21	1,000,000	1,071,771
Reinsurance Grp. of America, Inc.	A-	4.70	09/15/23	1,000,000	1,072,704
Reinsurance Grp. of America, Inc.	A-	5.00	06/01/21	3,000,000	3,207,903
Signet UK Finance PLC	BBB-	4.70	06/15/24	5,000,000	4,923,090
Stifel Financial Corp.	BBB-	4.25	07/18/24	1,500,000	1,536,479
Synchrony Financial	BBB-	2.70	02/03/20	2,250,000	2,255,623
Synchrony Financial	BBB-	3.70	08/04/26	2,750,000	2,711,283
Travelers Cos., Inc.	A	3.90	11/01/20	2,500,000	2,599,830
Unum Group	BBB	4.00	03/15/24	5,000,000	5,206,680
Voya Financial, Inc.	BBB	3.65	06/15/26	5,000,000	5,056,520
Wells Fargo & Co.	A-	3.45	02/13/23	4,000,000	4,076,184
Wells Fargo & Co.	A-	4.13	08/15/23	1,000,000	1,054,552

					140,704,803

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

HEALTH CARE (4.4%)
Agilent Technologies, Inc.	BBB+	5.00	07/15/20	4,000,000	4,247,368
Anthem, Inc.	A	3.30	01/15/23	3,539,000	3,590,903
Anthem, Inc.	A	4.35	08/15/20	2,000,000	2,095,436
Biogen Idec, Inc.	A-	4.05	09/15/25	2,500,000	2,645,498
Bio-Rad Laboratories, Inc.	BBB	4.88	12/15/20	4,000,000	4,233,412
Edwards Lifesciences Corp.	BBB-	2.88	10/15/18	4,500,000	4,530,357
Express Scripts Hldg. Co.	BBB+	3.50	06/15/24	2,000,000	2,017,690
Humana, Inc.	BBB+	3.85	10/01/24	3,000,000	3,120,207
Laboratory Corp. of America	BBB	3.75	08/23/22	2,000,000	2,074,192
Laboratory Corp. of America	BBB	4.63	11/15/20	1,000,000	1,052,307
Medco Health Solutions, Inc.	BBB+	4.13	09/15/20	3,000,000	3,113,139
Owens & Minor, Inc.	BBB-	3.88	09/15/21	2,200,000	2,225,667
Owens & Minor, Inc.	BBB-	4.38	12/15/24	2,800,000	2,834,740
PerkinElmer, Inc.	BBB	5.00	11/15/21	4,000,000	4,312,512
Quest Diagnostics, Inc.	BBB+	3.50	03/30/25	700,000	708,064
Quest Diagnostics, Inc.	BBB+	4.75	01/30/20	4,000,000	4,179,956
Thermo Fisher Scientific, Inc.	BBB	3.60	08/15/21	1,000,000	1,032,221
Thermo Fisher Scientific, Inc.	BBB	4.50	03/01/21	3,000,000	3,188,556
Zimmer Biomet Hldgs., Inc.	BBB	3.15	04/01/22	5,000,000	5,012,245

					56,214,470

INDUSTRIALS (2.4%)
Crane Co.	BBB	2.75	12/15/18	4,000,000	4,017,920
Dun & Bradstreet Corp.	BB+	4.63	12/01/22	1,000,000	1,014,183
Flowserve Corp.	BBB-	3.50	09/15/22	4,000,000	4,016,964
Hexcel Corp.	BBB	4.70	08/15/25	3,900,000	4,150,029
Kennametal, Inc.	BBB-	2.65	11/01/19	4,000,000	4,003,168
L-3 Communications Corp.	BBB-	4.75	07/15/20	3,000,000	3,156,102
L-3 Communications Corp.	BBB-	5.20	10/15/19	1,000,000	1,047,416
Penske Truck Leasing Co. LP†	BBB	3.38	03/15/18	3,000,000	3,008,946
Valmont Industries, Inc.	BBB+	6.63	04/20/20	750,000	815,992
Verisk Analytics, Inc.	BBB-	4.00	06/15/25	5,000,000	5,170,455

					30,401,175

INFORMATION TECHNOLOGY (4.6%)
Adobe Systems, Inc.	A	4.75	02/01/20	4,000,000	4,200,468
Applied Materials, Inc.	A-	3.90	10/01/25	5,000,000	5,307,080
Arrow Electronics, Inc.	BBB-	4.00	04/01/25	1,000,000	1,020,415
Arrow Electronics, Inc.	BBB-	4.50	03/01/23	1,100,000	1,157,030
Avnet, Inc.	BBB-	4.88	12/01/22	270,000	287,031
Avnet, Inc.	BBB-	5.88	06/15/20	1,100,000	1,172,101
eBay, Inc.	BBB+	2.88	08/01/21	5,000,000	5,049,640
Fidelity Nat’l. Information	BBB	3.88	06/05/24	5,000,000	5,219,235
Fiserv, Inc.	BBB	4.63	10/01/20	2,800,000	2,954,773
Fiserv, Inc.	BBB	4.75	06/15/21	1,000,000	1,067,548
Ingram Micro, Inc.	NR	5.00	08/10/22	1,000,000	980,404
Ingram Micro, Inc.	NR	5.45	12/15/24	750,000	744,889
Juniper Networks, Inc.	BBB	4.50	03/15/24	3,000,000	3,121,734
Juniper Networks, Inc.	BBB	4.60	03/15/21	2,000,000	2,094,592
Keysight Technologies, Inc.	BBB-	4.55	10/30/24	5,000,000	5,304,545
Lam Research Corp.	BBB+	2.75	03/15/20	5,000,000	5,035,395
Motorola Solutions, Inc.	BBB-	3.75	05/15/22	4,000,000	4,108,584
Motorola Solutions, Inc.	BBB-	4.00	09/01/24	1,000,000	1,025,661
Symantec Corp.	BB+	4.20	09/15/20	4,000,000	4,120,000
Total System Services, Inc.	BBB-	3.75	06/01/23	4,000,000	4,083,624

					58,054,749

MATERIALS (4.4%)
Albemarle Corp.	BBB	4.50	12/15/20	2,000,000	2,103,412
Carpenter Technology Corp.	BBB-	4.45	03/01/23	3,600,000	3,670,229
Domtar Corp.	BBB-	4.40	04/01/22	5,000,000	5,260,150
Dow Chemical Co.	BBB	3.50	10/01/24	4,800,000	4,938,456
Eastman Chemical Co.	BBB	4.50	01/15/21	2,500,000	2,619,300

MUTUAL OF AMERICA INVESTMENT CORPORATION - BOND FUND

PORTFOLIO OF INVESTMENTS IN SECURITIES

December 31, 2017

Freeport-McMoRan, Inc.	BB-	3.55	03/01/22	4,000,000	3,955,000
Goldcorp, Inc.	BBB+	2.13	03/15/18	4,000,000	4,002,064
Kinross Gold Corp.	BB+	5.13	09/01/21	4,000,000	4,170,000
Methanex Corp.	BB+	3.25	12/15/19	3,400,000	3,415,171
Methanex Corp.	BB+	5.25	03/01/22	600,000	636,494
Newmont Mining Corp.	BBB	3.50	03/15/22	4,000,000	4,083,492
Packaging Corp. of America	BBB	3.90	06/15/22	2,000,000	2,083,182
Packaging Corp. of America	BBB	4.50	11/01/23	2,000,000	2,151,556
Sherwin-Williams Co.	BBB	3.95	01/15/26	5,000,000	5,214,160
Southern Copper Corp.	BBB	3.50	11/08/22	4,000,000	4,108,560
Teck Resources Ltd.	BB+	3.75	02/01/23	1,000,000	1,002,500
Teck Resources Ltd.	BB+	4.75	01/15/22	3,000,000	3,131,400

					56,545,126

REAL ESTATE (3.2%)
Boston Properties LP	A-	3.85	02/01/23	3,000,000	3,125,316
Government Pptys. Income Trust	BBB-	3.75	08/15/19	4,000,000	4,033,616
HCP, Inc.	BBB	3.40	02/01/25	3,750,000	3,716,899
Healthcare Realty Trust, Inc.	BBB	3.75	04/15/23	4,000,000	4,068,620
Hospitality Properties Trust	BBB-	5.00	08/15/22	4,550,000	4,855,396
Jones Lang LaSalle, Inc.	BBB	4.40	11/15/22	4,000,000	4,214,252
Mack-Cali Realty LP	BBB-	4.50	04/18/22	5,000,000	5,009,770
National Retail Pptys., Inc.	BBB+	3.30	04/15/23	1,000,000	1,004,978
National Retail Pptys., Inc.	BBB+	3.80	10/15/22	3,000,000	3,098,898
Ventas Realty LP/Capital Corp.	BBB+	3.25	08/15/22	500,000	505,956
Ventas Realty LP/Capital Corp.	BBB+	4.75	06/01/21	3,000,000	3,179,088
Welltower, Inc.	BBB+	3.75	03/15/23	750,000	777,193
Welltower, Inc.	BBB+	6.13	04/15/20	2,500,000	2,700,318

					40,290,300

TELECOMMUNICATION SERVICES (0.4%)
AT&T, Inc.	BBB+	3.00	02/15/22	4,000,000	4,008,160
AT&T, Inc.	BBB+	3.00	06/30/22	1,000,000	1,001,776

					5,009,936

UTILITIES (1.7%)
Entergy Corp.	BBB	5.13	09/15/20	2,500,000	2,641,195
Exelon Corp.	BBB-	5.15	12/01/20	3,000,000	3,194,493
Exelon Generation Co. LLC	BBB	4.25	06/15/22	1,000,000	1,049,353
National Fuel Gas Co.	BBB	4.90	12/01/21	3,000,000	3,159,393
National Fuel Gas Co.	BBB	5.20	07/15/25	2,000,000	2,145,204
SCANA Corp.	BBB-	4.13	02/01/22	4,000,000	4,085,100
SCANA Corp.	BBB-	4.75	05/15/21	1,000,000	1,036,915
Talen Energy Supply LLC†	B+	6.50	09/15/24	2,000,000	1,590,000
UIL Hldgs. Corp.	BBB	4.63	10/01/20	2,725,000	2,853,459

					21,755,112

SOVEREIGN DEBT (0.3%)
Sri Lanka AID	NR	6.59	09/15/28	2,806,886	3,258,795

TOTAL LONG-TERM DEBT SECURITIES (Cost: $1,247,818,454) 99.1%					1,262,252,886

	Rating**	Rate(%)	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (0.7%)
Home Depot, Inc.†	A-1	1.44	01/02/18	8,700,000	8,698,956

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $8,698,956) 0.7%					8,698,956

TOTAL INVESTMENTS (Cost: $1,256,517,410) 99.8%					1,270,951,842

OTHER NET ASSETS 0.2%					3,176,189

NET ASSETS 100.0%					$1,274,128,031

The disclosures regarding Fair Value and Security Valuation included in Section 1 of the Notes to Financial Statements (Significant Accounting Policies and Organization) are an integral part of these portfolio schedules.

MUTUAL OF AMERICA INVESTMENT CORPORATION

FOOTNOTES TO PORTFOLIOS OF INVESTMENTS IN SECURITIES

December 31, 2017

Abbreviations:	ARM = Adjustable Rate Mortgage
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Not Rated

*	Non-income producing security.
**	Ratings as per Standard & Poor’s Corporation (unaudited).
†	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the aggregate values of these securities and their percentages of the respective Funds’ net assets were as follows:

Fund	Aggregate Market Value	Percentage of Net Assets
EQUITY INDEX FUND	$24,981,498	0.9%
ALL AMERICA FUND	$2,299,730	0.7%
SMALL CAP VALUE FUND	$1,199,860	0.2%
MID-CAP EQUITY INDEX FUND	$14,988,899	1.0%
COMPOSITE FUND	$2,585,648	1.4%
MONEY MARKET FUND	$38,009,666	53.7%
MID-TERM BOND FUND	$6,370,424	1.1%
BOND FUND	$19,319,286	1.5%

††	Level 3 Security.
(1)	This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

Information on futures contracts outstanding in the Funds as of December 31, 2017, was as follows:

Fund	Number of Contracts	Contract Type	Purchased (P) or Sold (S)	Expiration Date	Underlying Face Amount at Value	Unrealized Gain(Loss)(a)	Face Value of Futures as a % of Total Investments
EQUITY INDEX FUND	797	E-mini S&P 500 Stock Index	P	March 2018	$106,638,600	$517,095	3.9%
ALL AMERICA FUND	84	E-mini S&P 500 Stock Index	P	March 2018	$11,239,200	$91,979	3.5%
MID-CAP EQUITY INDEX FUND	343	E-mini S&P MidCap 400 Stock Index	P	March 2018	$65,252,320	$225,422	4.5%

(a)	Includes the cumulative appreciation(depreciation) of futures contracts.
(2)	Percentage is less than 0.05%.
(3)	U.S. Government guaranteed security.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

Attached hereto:

(a)	(1) Not applicable.

	(2) Exhibit 99.CERT	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

(3) Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

	Exhibit 99.REPT	Report of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JAMES J. ROTH
James J. Roth
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: March 9, 2018

By:	/s/ CHRIS W. FESTOG
Chris W. Festog
Senior Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Investment Corporation

Date: March 9, 2018